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UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . . . .19.3
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6352

ING Series Fund, Inc.
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2006

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

May 31, 2006

Classes A, B, C, I and O

Domestic Equity and Income Funds

▪  ING Balanced Fund

▪  ING Equity Income Fund

Domestic Equity Growth Funds

▪  ING 130/30 Fundamental Research Fund

▪  ING Growth Fund

▪  ING Small Company Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PRESIDENT’S LETTER

JAMES M. HENNESSY

Dear Shareholder,

As you may recall in my last letter, I described the enthusiasm that we were experiencing here at ING Funds as we worked to bring more of the world’s investment opportunities to you, the investor.

I am happy to report that enthusiasm is continuing to thrive. We have launched a series of new international mutual funds, each created to bring more of the world’s opportunities to you.

Meanwhile, we have also heard you loud and clear. Our research tells us that many investors report that they find investing an intimidating and overly-complex endeavor. That is why ING is committed to helping investors across the country cut through the confusion and clutter. “Your future. Made easier.SM” are more than words, they represent our promise to you.

Those two objectives — bringing you more of the world’s opportunities and doing it in a way that is easier for you — are behind the development of the ING Diversified International Fund. This new Fund is among those that we launched in January but it is unique in that it is a fund-of-funds. It is also, we believe, simply an easier way to invest internationally.

The ING Diversified International Fund brings together six distinct, international mutual funds, each managed by well-known asset managers who specialize in key international sub-asset classes. What’s more, the Fund is periodically reviewed by a seasoned team of ING asset allocation experts who re-adjust the Fund’s allocation based on prevailing market conditions.

Best of all: we’ve made it easy. With just one investment, investors can now acquire a broadly diversified, actively managed international equity portfolio.

The ING Diversified International Fund marks one more way that we at ING Funds are continuing to offer you the global expertise, product innovation and world-class service that you have come to expect from us.

On behalf of everyone at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy
President
ING Funds
July 20, 2006

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2006

Investors in global equities gained 8.4% in the six months ending May 31, 2006, according to the Morgan Stanley Capital International World (“MSCI”) World® Index(1) in dollars, including net reinvested dividends, almost matching the 8.8% six month return ended November 30, 2005 (returning 18.0% for the year ended May 31, 2006). But with just three weeks to go, after the best first calendar quarter since 1998, the gain had been over 15%. At that point, investors were gripped by fears that zealous, inflation fighting central banks would raise U.S. interest rates by more than enough to choke off the global growth enjoyed in recent years. And as May 2006 ended, the only question was whether the late slide was just a correction, or the start of something big. In currencies, the dollar could not maintain its strength from the six months ended November 30, 2005, as some of its main drivers ran out of steam, and in the six months ended May 31, 2006 slid 8.0%, 7.5% and 6.0% against the euro, pound and yen, respectively (falling 3.9%, 2.8% and gaining 3.8% against the euro, pound and yen, respectively, for the year ended May 31, 2006).

For U.S. fixed-income investors, the major event of the six-month period ended May 31, 2006 was the retirement in January 2006 of Alan Greenspan after 18 years as Chairman of the Federal Reserve Board (“Fed”). Incoming Chairman Dr. Ben Bernanke quickly confirmed that he would maintain the inflation-fighting focus of his predecessor. The other fixed-income “event” was the sale in February 2006 of 30-year U.S. Treasury Bonds for the first time since 2001. The sale went well; so well that its respective yield immediately fell below that of the 10-year U.S. Treasury Note. In fact, by February 2006 month-end, the yield curve had slightly inverted along much of its range. However, this was short-lived as successive inflation reports repeatedly showed the core rate at or above the top of the Federal Open Market Committee’s (“FOMC”) comfort zone. The FOMC, now under Dr. Bernanke, raised rates for the fifteenth time in March 2006, dating back to June 2004 and for the sixteenth time in May 2006. Yet the minutes from the March 2006 meeting said that the end of the tightening cycle was near, and by the end of April 2006, Dr. Bernanke himself was openly hinting at a pause after May 2006. Meanwhile, the price of a barrel of oil had been making new records in April 2006, boosted by political concerns in Iran, Nigeria and Venezuela. The combination of inflationary pressures and the Fed about to go on hold lifted the yield on the 10-year U.S. Treasury through 5% for the first time in nearly four years, to its peak of 5.19% on May 12, 2006. The trend was broken the next day when a plunge in previously soaring commodity prices suggested a slowdown in world growth and then a few days later, after another stubbornly high core consumer price index (“CPI”) figure, a Fed official cast doubt on a FOMC pause. By month end, the curve was flattening again. For the six-month period ended May 31, 2006, the broad Lehman Brothers Aggregate Bond Index(2) of investment grade bond returns barely moved, rising just 1 basis point for the six months ended May 31, 2006 (falling 0.5% for the year ended May 31, 2006).

At the same time, the U.S. equities market in the form of the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(3), gained 2.6% including dividends for the six months ended May 31, 2006, (gaining 8.6% for the year ended May 31, 2006), and traded at a price-to-earnings (“P/E”) ratio of 14.8 times earnings for the fiscal year ended May 31, 2006. Equities investors watched intently the ebb and flow of sentiment in the fixed-income market described above. Interest rate dynamics are of course a key driver of stock prices. With higher rates, more attractive bonds become an alternative investment. Rising interest rates eat into corporate profits and stifle investment. Consumers are discouraged from spending by higher borrowing and credit card costs and in particular, potential homebuyers think twice, keeping house prices down. The last point has been particularly important in recent years since rising house prices have made consumers feel wealthier and encouraged them to spend, even more than they were earning. The housing sector, measured by sales, construction, inventories and mortgage applications indeed weakened during the period, albeit choppily. Corporate profits were on track to complete their eleventh straight quarter of double-digit year-over-year growth but the trend was expected to fall. Gross domestic product (“GDP”) bounced back smartly in the first quarter of 2006, with growth of 5.3% after the Hurricanes Katrina and Rita induced stumble in late 2005, but again deceleration was generally forecasted. Of prime importance to equity investors then, was that the Fed not to over shoot with its tightening and in turn, transform a slow down into a recession. Thus the hints emerging from March 2006, that the FOMC was nearly done drove the S&P 500® Index to a five-year high at its peak on May 5, 2006. But that was as good as it got. In the remaining days of the month, the combination of rekindled inflation fears and a newly

2

MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2006

hawkish Fed took more away from the six-month return than it left.

In international markets, the pattern of results resembled those in the U.S., with improved market conditions undercut in May 2006 by new fears of globally rising interest rates. The scale was somewhat larger, however, based on MSCI indices in local currencies including net dividends. Japan equities rose 4.8% based on the MSCI Japan® Index(4) plus net dividends for the six months ended May 31, 2006, (42.8% for the year ended May 31, 2006) on a practically uninterrupted flow of reports showing the economy emerging from its protracted slump, but this was 10% less than the return on May 8, 2006. European ex UK markets ended 7% below their early May 2006 high, based on the MSCI Europe ex UK® Index(5) plus net dividends, but still held on to an 8.2% gain for the half-year (23.9% for the year ended May 31, 2006), supported by widespread merger and acquisition activity, despite uneven economic news and two 25 basis points interest rate increases. UK equities added 7.0% for the six months ended May 31, 2006 based on the MSCI UK® Index(6) plus net dividends, half of the return at the market peak near the end of April 2006, driven at least temporarily, by the large energy and materials sectors as commodity prices surged and by acquisition-prone financials (18.4% for the year ended May 31, 2006).

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The Standard & Poor’s 500® Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index. Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the ING Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

Ing BALANCED FUND                                                          PORTFOLIO MANAGERS’ REPORT

ING Balanced Fund (the “Fund”) seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments. The Fund is managed by Omar Aguilar,* James B. Kauffmann and Mary Ann Fernandez, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.96% compared to the Standard & Poors (“S&P”) 500® Composite Stock Price Index, the Lehman Brothers® Aggregate Bond Index and the Composite Index (consisting of 60% of the return of the S&P 500® Index and 40% of the return of the Lehman Brothers® Aggregate Bond Index), which returned 8.64%, (0.48)% and 4.98%, respectively, for the same period.

Portfolio Specifics: The equity component outperformed the S&P due to stock selection. A modest weighting in small- and mid-cap stocks added to performance. Stock selection was most beneficial in healthcare, industrials and consumer staples. Financials and energy detracted from performance. Sector allocation hurt relative performance for the year, mainly because of an underweight in financials and an overweight in consumer discretionary. The Fund benefited from overweights in Archer-Daniels-Midland and NuCor. An underweight in Schlumberger and an overweight in Intel detracted from relative performance.

The fixed income component outperformed the Lehman Brothers® Aggregate Bond Index for the period. Security selection in the corporate area produced positive excess return, particularly as we focused on unique situations in the trust preferred markets. Our negative outlook on the automotive sector was beneficial. Our long-standing underweight to high yield was a positive for the Fund. While the Fund did not benefit from the emerging market debt (EMD) rally that persisted into the first quarter of 2006, EMD weakness in the second quarter proved our underweight beneficial for that period. Our duration posture was generally short versus the benchmark and we were regularly underweight the longer maturities that sustained the worst price deterioration. Our mortgage specialists added adjustable rate mortgage (ARMs) in the second half of 2005 and continued to generate positive excess returns.

Current Strategy and Outlook: The consensus among forecasters is that economic growth will remain positive and inflation subdued. Recently, however, the market has begun to price in other, less optimistic outcomes, including higher inflation and a weaker-than-expected economy. Risk premiums appear to have risen in several markets, including those for small- and mid-cap stocks, emerging markets equities, and credit-sensitive bonds, so while our general outlook is positive (especially for large cap stocks), a degree of caution among higher risk market segments is warranted.

The equity portfolio is overweight the consumer discretionary and energy sectors and underweight in health care, telecommunication services and industrials. Overall sector exposures are by design quite close to the S&P 500® Index so that nearly all of our relative performance comes from stock selection. We remain vigilant for the next move on the shape of the yield curve, and have positioned the fixed income portfolio for a modest steepening, that is, long interest rates rising more than short. Furthermore, we believe that the present market does not adequately compensate corporate bond investors for risk.

Announcements of mergers, such as Mirant’s unsolicited bid for NRG, and of firms taking themselves private, are not salutary for corporate bondholders. Our credit stance remains defensive. Our mortgage team has constructed a portfolio designed to offset an increase in volatility and a change in prepayments with particular focus on ARMs. Finally, your portfolio duration is neutral to the index as we await more clarity on the direction of the Federal Reserve Board under its new chairman and the course of economic activity.

Top Ten Holdings*
as of May 31, 2006
(as a percent of net assets)

U.S. Treasury Bond, 5.125%, due 05/15/16	2.3%
Exxon Mobil Corp.	2.2%
General Electric Co.	1.6%
Procter & Gamble Co.	1.3%
FNMA, 5.000%, due 08/15/34	1.2%
Citigroup, Inc.	1.1%
U.S. Treasury Bond, 5.375%, due 02/15/31	1.1%
International Business Machines Corp.	1.0%
ChevronTexaco Corp.	1.0%
Cisco Systems, Inc.	1.0%

* Excludes short-term investments related to repurchase agreements and securities lending collateral.

Portfolio holdings are subject to change daily.

*  Effective December 2005, Omar Aguilar replaced Hugh T.M. Whelan as Portfolio Manager to ING Balanced Fund.

4

PORTFOLIO MANAGERS’ REPORT	Ing BALANCED FUND

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	5 Year	10 Year	Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998		Since Inception of Class O September 15, 2004
Including Sales Charge:
Class A(1)	(1.99)%	1.83%	5.82%	—	—		—
Class B(2)	(1.59)%	1.91%	—	2.53%	—		—
Class C(3)	2.18%	2.25%	—	—	2.71%		—
Class I	4.23%	3.28%	6.79%	—	—		—
Class O	3.94%	—	—	—	—		6.26%
Excluding Sales Charge:
Class A	3.96%	3.04%	6.45%	—	—		—
Class B	3.19%	2.27%	—	2.53%	—		—
Class C	3.14%	2.25%	—	—	2.71%		—
Class I	4.23%	3.28%	6.79%	—	—		—
Class O	3.94%	—	—	—	—		6.26%
S&P 500® Index(4)	8.64%	1.96%	8.38%	1.93%	3.04	%(6)	10.35	%(7)
Lehman Brothers® Aggregate Bond Index(5)	(0.48)%	5.01%	6.34%	5.50%	5.48	%(6)	1.55	%(7)
Composite Index (60% S&P 500® Index/40% Lehman Brothers® Aggregate Bond Index)	4.98%	3.47%	7.90%	3.67%	4.38	%(6)	6.83	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Balanced Fund against the Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)   Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)   Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)   Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)   The Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)   The Lehman Brothers® Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(6)   Since inception performance for index is shown from July 1, 1998.

(7)   Since inception performance for index is shown from September 1, 2004.

5

Ing EQUITY INCOME FUND	PORTFOLIO MANAGERS’ REPORT

ING Equity Income Fund (the “Fund”) seeks long term growth of capital and income. The Fund is managed by Karen H. Grimes and John R. Ryan, Portfolio Managers at Wellington Management Company, LLP, — the Sub-Adviser.

Performance: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 10.76% compared to the Russell 1000® Value Index and the Russell 1000® Index, which returned 12.61% and 9.38%, respectively, for the same period.

Portfolio Specifics: Despite decelerating economic growth, concerns about rising inflation and interest rates, and stubbornly high oil prices, equity markets posted higher positive returns during the period. Value-oriented stocks outperformed growth-oriented stocks by 6.5%, as measured by the Russell 1000® Value index 12.6% versus the Russell 1000® Growth index 6.1%. The more cyclical sectors of the Russell 1000® Value index posted positive gains, with energy, technology, materials, and industrials leading the way.

The Fund’s underperformance relative to the benchmark during this period was primarily due to unfavorable stock selection. Three large detractors, relative to the benchmark, were chemical company Dow Chemical, insurer XL Capital, and pharmaceutical stock Abbott Laboratories. The Fund was also impacted by not owning Hewlett-Packard, which rose during the period. Dow Chemical posted solid profit results, but the company was unable to offset the impact of high energy and raw materials costs. We retain our position due to the firm’s attractive yield and a transition to a less capital-intensive structure, which should increase cash flow going forward. Abbott suffered from the general malaise affecting pharmaceutical stocks. We continue to hold Abbott shares as the company’s pharmaceutical business is growing at an above average rate, we believe the diagnostic business is poised for recovery after several years of poor performance, and the recent acquisition of Guidant’s vascular intervention business should prove to be a strategic success. XL Capital was hit from several directions, with larger than expected insurance losses, rating agency downgrades, and an adverse arbitration ruling. We exited our position in the stock. Other negative contributors relative to the benchmark included newspaper publisher Gannett, utility FPL Group, and chemical company Dupont.

Partially offsetting these results was the favorable combination of strong stock selection and an overweight in industrials, and a very low weighting in the weak consumer discretionary sector. Positive selection among industrials stocks was dominated by a position in Caterpillar, which continues to benefit from robust mining activity and strong demand for construction equipment in growing global markets. In the financials sector, Merrill Lynch rose in part due to high expectations for the company’s deal to combine its asset management business with that of Blackrock. Relative performance also was boosted by an underweight position in pharmaceutical firm Pfizer, which trailed other healthcare stocks during the period.

Current Strategy and Outlook: We have had 16 rate increases since the Federal Reserve Board (Fed) began tightening in 2004, and we are starting to see upward pressure on longer-term bond yields. This increase should dampen U.S. economic activity, particularly in housing. Outside the U.S., growth appears to be accelerating, most notably in Japan and Europe. The strength of the global economic cycle leads us to believe the Fed will likely continue monetary tightening. During the next 12 months, we estimate that global gross domestic product growth will remain in the 3-4% range, with the U.S. economy decelerating to slightly below 3%. Bearing in mind that flat yield curves have presaged every U.S. recession since 1954, we expect an eventual downshift in business activity as a result of the credit tightening.

Recent transactions reflect security fundamentals. These include a reduction in our Caterpillar position following a strong run and a purchase of bath and kitchen products maker American Standard. At the end of the period our largest overweights versus the benchmark were in the materials, utilities, consumer staples, and industrials sectors, while our largest underweight positions were in the consumer discretionary, technology, financials, and energy sectors.

Top Ten Holdings*
as of May 31, 2006
(as a percent of net assets)

Bank of America Corp.	5.2%
Exxon Mobil Corp.	4.2%
Citigroup, Inc.	4.0%
ConocoPhillips	3.6%
AT&T, Inc.	3.2%
Wyeth	2.9%
SunTrust Banks, Inc.	2.9%
Caterpillar, Inc.	2.6%
Dow Chemical Co.	2.5%
Altria Group, Inc.	2.4%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

6

PORTFOLIO MANAGERS’ REPORT	ING EQUITY INCOME FUND

Average Annual Total Returns for the Periods Ended May 31, 2006
	1 Year	5 Year	10 Year	Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998
Including Sales Charge:
Class A(1)	4.38%	(0.67)%	4.58%	—	—
Class B(2)	4.89%	(0.63)%	—	(1.09)%	—
Class C(3)	8.93%	(0.24)%	—	—	(0.86)%
Class I	11.01%	0.75%	5.54%	—	—
Excluding Sales Charge:
Class A	10.76%	0.51%	5.20%	—	—
Class B	9.89%	(0.24)%	—	(1.09)%	—
Class C	9.93%	(0.24)%	—	—	(0.86)%
Class I	11.01%	0.75%	5.54%	—	—
Russell 1000® Value Index(4)	12.61%	6.28%	10.79%	6.54%	6.30	%(6)
Russell 1000® Index(5)	9.38%	2.62%	8.56%	2.59%	3.56	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Equity Income Fund against the Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)    Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)   Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)   Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)      The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(5)      The Russell 1000® Index is an unmanaged comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. This Index is included as an additional comparison for Fund performance.

(6)      Since inception performance for index is shown from July 1, 1998.

7

ING 130/30 FUNDAMENTAL RESEARCH FUND	PORTFOLIO MANAGERS’ REPORT

ING 130/30 Fundamental Research Fund (the “Fund”) seeks long-term growth of capital. The Fund is managed by Chris Corapi and Michael Pytosh, Portfolio Managers, ING Investment Management Co. — the Sub-Adviser.

Performance: From April 28, 2006 (inception date of the Fund) through May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of (4.80)%, compared to the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index, which returned (2.88)% for the same period.

Portfolio Specifics: The Fund underperformed the index primarily due to our long stock selection in the consumer discretionary and industrials sectors. Within consumer discretionary, our position in Urban Outfitters was hurt by inventory concerns over its Anthropologie and Urban Outfitters chains. We believe that this is a short-term issue and that management’s decision to add 200 to 250 new stores over the next several years will be significant growth driver. Our industrial holdings such as Wesco International and ABB also detracted from performance. The Fund did benefit, however, from its short positions. Cognos and Teradyne were two that provided a boost to performance.

Cognos declined significantly during the month on news that NASDAQ may de-list the stock, as well as a probe by the Securities and Exchange Commission into its accounting practices. We shorted the stock because we saw slower growth in the business-intelligence software industry and believed Cognos to be one of the weakest players. The fear of a slowdown in the semiconductor tester market coupled with a continued loss of market share caused Teradyne to underperform. Our short position in General Motors, however, did detract from the Fund’s relative performance.

Outlook and Current Strategy: On the long side, the Fund owns stocks of companies that we believe have strong competitive positions, robust end markets, effective capital allocation and clear catalysts that could return the company’s valuation to a level consistent with its financial strength. Top holdings include CVS, Medco Health, Seagate and Marvell.

We expect Medco and CVS to see profit margins expand this year as a wave of patents on branded drugs starts to expire. We expect Seagate to beat earnings expectations over the next few quarters. Finally, we believe Marvell is in the middle of a multi-year product cycle, which will allow it to experience significant growth.

The majority of the Fund’s short positions are event driven. Most seek to exploit structurally deficient companies or industries. Several positions represent paired investments, where we seek to isolate specific poor characteristics without taking on exposure to the industry. For example, we shorted Walgreens and took a long position in CVS, based upon our belief that CVS is more attractively valued and has greater opportunities for growth.

The Fund’s top short positions include Williams-Sonoma and Royal Caribbean. We believe Williams-Sonoma has significant downside risk if the housing market slows. Finally, we expect Royal Caribbean to underperform due to a seasonal slowdown of Caribbean tourism and higher oil prices.

Industry Allocation
as of May 31, 2006
(as a percent of net assets)

Pharmaceuticals	9.5%
Diversified Financial Services	9.3%
Retail	8.7%
Telecommunications	8.1%
Oil and Gas	7.4%
Banks	7.1%
Miscellaneous Manufacturing	6.6%
Computers	6.0%
Semiconductors	6.0%
Electronics	5.7%
Insurance	4.8%
Cosmetics/Personal Care	4.1%
3.0%-4.0% Industries(1)	20.5%
<3.0% Industries(2)	22.1%
Other Assets and Liabliites, Net*	(25.9)%
Total Net Assets	100.0%

*    Includes short-term investments related to repurchase agreements.

(1)   Includes six industries, which each represents 3.0%-4.0% of net assets.

(2)   Includes 13 industries, which each represents <3.0% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of May 31, 2006
(as a percent of net assets)

KKR Private Equity Investors LP	4.0%
CVS Corp.	3.8%
Exxon Mobil Corp.	3.6%
Wells Fargo & Co.	3.2%
General Electric Co.	3.1%
Altria Group, Inc.	3.0%
United Technologies Corp.	3.0%
Citigroup, Inc.	3.0%
Pfizer, Inc.	2.9%
EMC Corp.	2.5%

* Excludes short-term investments related to repurchase agreements.

Portfolio holdings are subject to change daily.

8

PORTFOLIO MANAGERS’ REPORT	ING 130/30 FUNDAMENTAL RESEARCH FUND

Cumulative Total Returns for the Period Ended May 31, 2006

		Since Inception of Class A, B, C & I April 28, 2006
Including Sales Charge:
Class A(1)		(10.27)%
Class B(2)		(9.65)%
Class C(3)		(5.85)%
Class I		(4.80)%
Excluding Sales Charge:
Class A		(4.80)%
Class B		(4.90)%
Class C		(4.90)%
Class I		(4.80)%
S&P 500® Index(4)	(2.88	)%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING 130/30 Fundamental Research Fund against the Index indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4) The Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) Since inception performance for index is shown from May 1, 2006.

9

ING GROWTH FUND	PORTFOLIO MANAGERS’ REPORT

ING Growth Fund (the “Fund”) seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential. The Fund is managed by Kenneth Bragdon, Portfolio Manager, and Richard Welsh, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a return of 6.94% compared to the Russell 1000® Growth Index, which returned 6.14% during the same period.

Portfolio Specifics: The Fund’s performance for the fiscal year was due mainly to favorable stock selection. Schlumberger, Apple, and Office Depot were the primary contributors. The oil-pricing environment was generally bullish for energy stocks. Schlumberger’s business momentum benefited from accelerated drilling, exploration activity and increased pricing advantage due to capacity constraints. Consequently, reported earnings repeatedly beat expectations. Strong business momentum at Apple Computer was due to the success of its iPod Nano and video iPod products. Revenue and earnings expectations rose based upon strong demand for these products, which also benefited Mac PC sales. Valuation of the shares increased as the company beat consensus expectations throughout the year. Office Depot also boosted the Fund’s return. The company reported unexpected positive earnings as operating efficiencies expanded margins.

Three stocks that hurt results were Amgen, Johnson & Johnson and Owens Illinois. The Fund’s position in Amgen had the greatest negative impact on performance. Business momentum deteriorated due to disappointing sales of two leading drugs, Aranesp and Epogen. We reduced the Fund’s exposure to the stock during the year. A tepid outlook for revenue and profit growth in 2006 held back Johnson and Johnson shares. The perceived appetite of the company for a large acquisition was a bad sign that business prospects were robust. We sold the J&J position during the year. Business momentum slowed at Owens-Illinois as the company encountered operating difficulties related to natural gas cost, plant shutdowns in Europe and higher interest expenses. We eliminated the stock from the Fund’s holdings as the lowered valuation accurately reflected the lowered business prospects for the company at the time.

Current Strategy and Outlook: Toward the end of the fiscal year, we began to invest a larger portion of the Fund in companies that we expect to have sustainable growth in the current environment of slowing profit growth and increasing economic uncertainty. Gilead Sciences, Cisco Systems and Schlumberger exemplify our philosophy of investing in stocks that we believe have improving business fundamentals, better-than-consensus expectations, and which sell at reasonable valuations. We believe the near-term growth prospects for these companies look promising.

Spring 2006 appears to have ended the secular decline of long-term interest rates, which lasted for almost two decades. As a result, the cost of capital should stop declining in the future. Fortunately, corporate cash balances are at historically high levels. Those companies that can invest these balances to drive future, profitable business momentum are likely to be rewarded by the market. Historically, environments like today’s have typically favored companies that demonstrate the ability to invest and grow. Therefore, we think that over the next few years growth styles could begin to reverse their underperformance versus value styles. We believe that the Fund’s investment process will continue to derive successful performance for our clients.

Top Ten Holdings*
as of May 31, 2006
(as a percent of net assets)

General Electric Co.	5.1%
Cisco Systems, Inc.	4.6%
Procter & Gamble Co.	4.0%
Gilead Sciences, Inc.	3.3%
International Business Machines Corp.	3.0%
PepsiCo, Inc.	2.8%
Boeing Co.	2.6%
Qualcomm, Inc.	2.5%
Medco Health Solutions, Inc.	2.4%
Schlumberger Ltd.	2.3%

* Excludes short-term investments related to repurchase agreements and securities lending collateral.

Portfolio holdings are subject to change daily.

10

PORTFOLIO MANAGERS’ REPORT	ING GROWTH FUND

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	5 Year	10 Year	Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998
Including Sales Charge:
Class A(1)	0.75%	(3.31)%	4.10%	—	—
Class B(2)	1.07%	(3.27)%	—	(2.73)%	—
Class C(3)	5.13%	(2.90)%	—	—	(1.14)%
Class I	7.22%	(1.88)%	5.08%	—	—
Excluding Sales Charge:
Class A	6.94%	(2.16)%	4.72%	—	—
Class B	6.07%	(2.88)%	—	(2.73)%	—
Class C	6.13%	(2.90)%	—	—	(1.14)%
Class I	7.22%	(1.88)%	5.08%	—	—
Russell 1000® Growth Index(4)	6.14%	(1.15)%	5.48%	(2.26)%	(0.17	)%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Growth Fund against the Index indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)    Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)    Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)    Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)        The Russell 1000® Growth Index measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(5)   Since inception performance for index is shown from July 1, 1998.

11

ING SMALL COMPANY FUND	PORTFOLIO MANAGERS’ REPORT

ING Small Company Fund (the “Fund”) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalization. The Fund is managed by a team of equity investment specialists led by Steve Salopek and Joseph Basset, CFA, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 23.51% compared to the Russell 2000® Index , which returned 18.24% for the same period.

Portfolio Specifics: Strong stock selection and favorable sector allocation were the main drivers of Fund performance relative to the benchmark during the fiscal year. Stock selection and a modest overweight in the strongly performing energy sector were the largest contributors to results. The Fund benefited from its exposure to exploration and production and oil services companies, as these businesses benefited from increased capital spending by producers and refiners seeking to meet global demand. Positive stock selection within financials and industrials also added to results.

Southwestern Energy and Denbury Resources were the top two contributors during the period. Southwestern Energy focuses on the exploration and production of natural gas, and natural gas prices have increased. We believe this company will continue to have strong production growth for the remainder of 2006 and that growth will accelerate. A reassessment of the quality of its acreage in the Fayetteville Shale significantly increased the value of the company. Denbury Resources, a producer of natural gas, benefited from the increasing prices as well as from improved production. The company booked more reserves at year end than anticipated, which positively impacted valuation.

Avid Technology and Kindred Healthcare were the largest detractors from performance. Avid Technology, which develops digital media production software, underperformed as a result of a series of earnings disappointments. The company’s acquisition of Pinnacle Systems, which develops digital media software for the consumer market, was also viewed negatively by investors. Kindred Healthcare, which provides long-term healthcare services, performed poorly due to reimbursement cuts by Medicare in particular areas of their business.

Current Strategy and Outlook: We believe that the Fund is positioned well across sectors, with overweights in technology, energy and industrial companies. We believe that our overweight in technology will continue to be a positive contributor to performance, as we have invested in companies that we think will grow at an accelerated rate throughout 2006 as a result of strong new product cycles. We are likely to remain underweighted in sectors driven by consumer spending, such as retail and consumer durables, as the already extended consumer is facing the headwinds of higher interest rates and energy prices. Within the capital goods sector we have moved away from deeply cyclical industrial companies, especially those with exposure to residential construction. We may increase our weighting in the consumer services area, especially in companies that can show stable growth despite a weaker economy.

Top Ten Holdings*
as of May 31, 2006
(as a percent of net assets)

iShares Russell 2000 Index Fund	2.5%
Denbury Resources, Inc.	1.3%
UAP Holding Corp.	1.2%
Thomas & Betts Corp.	1.2%
DRS Technologies, Inc.	1.1%
Hydril	1.1%
GATX Corp.	1.1%
Core Laboratories NV	1.1%
Ansys, Inc.	1.1%
HUB Group, Inc.	1.1%

* Excluding short-term investments related to repurchase agreements.

Portfolio holdings are subject to change daily.

12

PORTFOLIO MANAGERS’ REPORT	ING SMALL COMPANY FUND

Average Annual Total Returns for the Periods Ended May 31, 2006
	1 Year	5 Year	10 Year	Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998
Including Sales Charge:
Class A(1)	16.44%	6.70%	9.78%	—	—
Class B(2)	17.56%	6.86%	—	10.86%	—
Class C(3)	21.63%	7.14%	—	—	8.07%
Class I	23.80%	8.24%	10.79%	—	—
Excluding Sales Charge:
Class A	23.51%	7.98%	10.43%	—	—
Class B	22.56%	7.17%	—	10.86%	—
Class C	22.63%	7.14%	—	—	8.07%
Class I	23.80%	8.24%	10.79%	—	—
Russell 2000® Index(4)	18.24%	9.10%	8.52%	10.15%	7.27	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Small Company Fund against the Index indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)    Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)    Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)   Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)   The Russell 2000® Index consists of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(5)    Since inception performance for index is shown from July 1, 1998.

13

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2005 to May 31, 2006.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Six Months Ended May 31, 2006” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “(Hypothetical 5% Return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Balanced Fund	Beginning Account Value December 1, 2005	Ending Account Value May 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended May 31, 2006*
Actual Fund Return
Class A	$1,000.00	$1,009.40	1.40%	$7.01
Class B	1,000.00	1,006.00	2.15	10.75
Class C	1,000.00	1,006.00	2.15	10.75
Class I	1,000.00	1,011.10	1.15	5.77
Class O	1,000.00	1,009.40	1.40	7.01
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.95	1.40%	$7.04
Class B	1,000.00	1,014.21	2.15	10.80
Class C	1,000.00	1,014.21	2.15	10.80
Class I	1,000.00	1,019.20	1.15	5.79
Class O	1,000.00	1,017.95	1.40	7.04

*    Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

14

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning Account Value December 1, 2005	Ending Account Value May 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended May 31, 2006*
ING Equity Income Fund
Actual Fund Return
Class A	$1,000.00	$1,059.00	1.27%	$6.52
Class B	1,000.00	1,055.30	2.02	10.35
Class C	1,000.00	1,055.00	2.02	10.35
Class I	1,000.00	1,060.30	1.02	5.24
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.60	1.27%	$6.39
Class B	1,000.00	1,014.86	2.02	10.15
Class C	1,000.00	1,014.86	2.02	10.15
Class I	1,000.00	1,019.85	1.02	5.14

ING 130/30 Fundamental Research Fund(a)
Actual Fund Return
Class A	$1,000.00	$952.00	3.26%	$2.88
Class B	1,000.00	951.00	4.01	3.54
Class C	1,000.00	951.00	4.01	3.54
Class I	1,000.00	952.00	3.01	2.66
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,001.57	3.26%	$2.95
Class B	1,000.00	1,000.90	4.01	3.63
Class C	1,000.00	1,000.90	4.01	3.63
Class I	1,000.00	1,001.80	3.01	2.72

ING Growth Fund
Actual Fund Return
Class A	$1,000.00	$963.10	1.26%	$6.17
Class B	1,000.00	958.80	2.01	9.82
Class C	1,000.00	959.20	2.01	9.82
Class I	1,000.00	964.70	1.01	4.95
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.65	1.26%	$6.34
Class B	1,000.00	1,014.91	2.01	10.10
Class C	1,000.00	1,014.91	2.01	10.10
Class I	1,000.00	1,019.90	1.01	5.09

*    Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year (except “Actual Fund Return” information for ING 130/30 Fundamental Research Fund which reflects) a 33-day period due to its inception date of April 28, 2006.

(a) Commencement of operations for Class A, Class B, Class C and Class I on April 28, 2006.

15

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning Account Value December 1, 2005	Ending Account Value May 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended May 31, 2006*
ING Small Company Fund
Actual Fund Return
Class A	$1,000.00	$1,084.90	1.40%	$7.28
Class B	1,000.00	1,080.40	2.15	11.15
Class C	1,000.00	1,080.30	2.15	11.15
Class I	1,000.00	1,085.70	1.15	5.98
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.95	1.40%	$7.04
Class B	1,000.00	1,014.21	2.15	10.80
Class C	1,000.00	1,014.21	2.15	10.80
Class I	1,000.00	1,019.20	1.15	5.79

*    Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
ING Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of ING Balanced Fund, ING Equity Income Fund, ING 130/30 Fundamental Research Fund, ING Growth Fund, and ING Small Company Fund, each a series of ING Series Fund, Inc., including the portfolios of investments, as of May 31, 2006, and the related statement of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Balanced Fund, ING Equity Income Fund, ING 130/30 Fundamental Research Fund, ING Growth Fund, and ING Small Company Fund, as of May 31, 2006, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 27, 2006

17

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2006

	ING Balanced Fund	ING Equity Income Fund	ING 130/30 Fundamental Research Fund
ASSETS:
Investments in securities at value+*	$182,443,775	$90,655,396	$11,981,459
Short-term investments at amortized cost	25,649,888	9,777,819	—
Repurchase agreement	15,989,000	—	354,000
Cash	452,583	188,690	946
Cash collateral for futures	33,968	—	—
Foreign currencies at value**	3,408	—	—
Deposit with broker for securities sold short	—	—	2,988,871
Receivables:
Investment securities sold	3,944,785	831,840	—
Fund shares sold	522,407	47,822	—
Dividends and interest	730,295	311,418	24,046
Variation margin receivable	17,353	—	—
Unrealized appreciation on swap agreements	451	—	—
Prepaid expenses	39,025	18,979	93,112
Reimbursement due from manager	—	—	8,895
Total assets	229,826,938	101,831,964	15,451,329

LIABILITIES:
Payable for investment securities purchased	7,045,006	—	—
Payable for fund shares redeemed	134,360	104,175	—
Payable for variation margin	28,162	—	—
Payable upon receipt of securities loaned	25,649,888	9,777,819	—
Securities sold short***	—	—	2,862,016
Accrued income on short positions	—	—	2,081
Upfront payments received on swap agreements	2,861	—	—
Unrealized depreciation on swap agreements	15,703	—	—
Payable to affiliates	205,862	82,111	9,064
Payable for borrowings against line of credit	—	—	3,000,000
Payable for Director fees	5,112	6,466	120
Other accrued expenses and liabilities	92,548	93,080	57,937
Total liabilities	33,179,502	10,063,651	5,931,218
NET ASSETS	$196,647,436	$91,768,313	$9,520,111

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$195,197,791	$188,389,671	$10,000,359
Undistributed net investment income	1,344,940	761,158	8,163
Accumulated net realized loss on investments, foreign currency related transactions, futures and swaps	(10,704,437)	(109,099,585)	(74,660)
Net unrealized appreciation or depreciation on investments foreign currency related transactions, futures and swaps	10,809,142	11,717,069	(413,751)
NET ASSETS	$196,647,436	$91,768,313	$9,520,111

+ Including securities loaned at value	$25,193,118	$9,593,551	$—
* Cost of investments in securities	$171,614,984	$78,939,110	$12,499,691
** Cost of foreign currencies	$3,228	$—	$—
*** Securities sold short proceeds	$—	$—	$2,966,497

See Accompanying Notes to Financial Statements

18

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2006 (CONTINUED)

	ING Balanced Fund	ING Equity Income Fund	ING 130/30 Fundamental Research Fund
Class A:
Net assets	$89,595,670	$50,656,303	$9,517,227
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	7,571,430	4,586,010	1,000,001
Net asset value and redemption price per share	$11.83	$11.05	$9.52
Maximum offering price per share (5.75%)(1)	$12.55	$11.72	$10.10

Class B:
Net assets	$34,223,925	$8,699,793	$961
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,930,738	800,425	101
Net asset value and redemption price per share(2)	$11.68	$10.87	$9.51
Maximum offering price per share	$11.68	$10.87	$9.51

Class C:
Net assets	$13,677,719	$1,925,192	$961
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,169,785	177,628	101
Net asset value and redemption price per share(2)	$11.69	$10.84	$9.51
Maximum offering price per share	$11.69	$10.84	$9.51

Class I:
Net assets	$35,140,885	$30,487,025	$962
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,972,108	2,751,903	101
Net asset value and redemption price per share	$11.82	$11.08	$9.52
Maximum offering price per share	$11.82	$11.08	$9.52

Class O:
Net assets	$24,009,237	N/A	N/A
Shares authorized	100,000,000	N/A	N/A
Par value	$0.001	N/A	N/A
Shares outstanding	2,038,268	N/A	N/A
Net asset value and redemption price per share	$11.78	N/A	N/A
Maximum offering price per share	$11.78	N/A	N/A

(1)   Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)   Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

19

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2006

	ING Growth Fund	ING Small Company Fund
ASSETS:
Investments in securities at value+*	$75,911,596	$117,637,983
Short-term investments at amortized cost	6,974,864	—
Repurchase agreement	2,301,000	501,000
Cash	277	13,919
Foreign currencies at value**	—	240,558
Receivables:
Investment securities sold	850,491	682,811
Fund shares sold	52,989	69,163
Dividends and interest	43,017	74,717
Prepaid expenses	21,254	21,612
Total assets	86,155,488	119,241,763

LIABILITIES:
Payable for investment securities purchased	2,481,268	618,062
Payable for fund shares redeemed	23,692	55,590
Payable upon receipt of securities loaned	6,974,864	—
Payable to affiliates	71,436	129,629
Payable for Director fees	3,850	13,283
Other accrued expenses and liabilities	32,704	66,724
Total liabilities	9,587,814	883,288
NET ASSETS	$76,567,674	$118,358,475

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$190,437,371	$85,721,514
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(121,944,899)	15,154,975
Net unrealized appreciation on investments and foreign currency related transactions	8,075,202	17,481,986
NET ASSETS	$76,567,674	$118,358,475

+ Including securities loaned at value	$6,868,810	$—
* Cost of investments in securities	$67,836,394	$100,155,502
** Cost of foreign currencies	$—	$241,051

See Accompanying Notes to Financial Statements

20

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2006 (CONTINUED)

	ING	ING Small
	Growth Fund	Company Fund
Class A:
Net assets	$45,205,670	$88,642,299
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	3,515,799	4,839,661
Net asset value and redemption price per share	$12.86	$18.32
Maximum offering price per share (5.75%)(1)	$13.64	$19.44

Class B:
Net assets	$7,685,709	$7,823,547
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	610,951	433,119
Net asset value and redemption price per share(2)	$12.58	$18.06
Maximum offering price per share	$12.58	$18.06

Class C:
Net assets	$2,293,512	$4,392,842
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	184,129	244,598
Net asset value and redemption price per share(2)	$12.46	$17.96
Maximum offering price per share	$12.46	$17.96

Class I:
Net assets	$21,382,783	$17,499,787
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	1,604,112	912,995
Net asset value and redemption price per share	$13.33	$19.17
Maximum offering price per share	$13.33	$19.17

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

21

STATEMENTS OF OPERATIONS

	ING Balanced Fund	ING Equity Income Fund	ING 130/30 Fundamental Research Fund
	Year Ended May 31, 2006	Year Ended May 31, 2006	April 28, 2006(1) to May 31, 2006
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,968,301	$3,014,137	$17,116
Interest	2,763,870	22,731	3,910
Short stock rebates	—	—	9,462
Securities lending income	56,292	3,482	—
Total investment income	4,788,463	3,040,350	30,488

EXPENSES:
Investment management fees	1,304,597	685,861	6,416
Distribution and service fees:
Class A	200,563	132,616	2,007
Class B	290,359	85,385	—
Class C	97,728	20,597	—
Class O	40,344	—	—
Transfer agent fees	224,855	77,822	1,002
Administrative service fees	135,341	78,385	642
Shareholder reporting expense	56,530	45,000	—
Registration fees	82,539	52,213	274
Professional fees	56,750	32,857	218
Custody and accounting expense	55,140	16,434	521
Director fees	12,868	1,467	120
Offering expense	—	—	8,219
Interest expense	—	551	13,467
Dividend expense on short positions	—	—	2,081
Miscellaneous expense	12,900	10,785	109
Total expenses	2,570,514	1,239,973	35,076
Net waived and reimbursed fees	—	—	(8,895)
Brokerage commission recapture	—	(3,772)	—
Net expenses	2,570,514	1,236,201	26,181
Net investment income	2,217,949	1,804,149	4,307

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES AND SWAPS:
Net realized gain (loss) on:
Investments	6,708,200	4,285,643	(73,485)
Foreign currency related transactions	4,358	—	—
Futures and swaps	87,973	—	—
Net realized gain (loss) on investments, foreign currency related transactions, futures and swaps	6,800,531	4,285,643	(73,485)
Net change in unrealized appreciation or depreciation on:
Investments	(3,481,967)	3,942,481	(413,751)
Foreign currency related transactions	242	104	—
Futures and swaps	(71,932)	—	—
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures and swaps	(3,553,657)	3,942,585	(413,751)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures and swaps	3,246,874	8,228,228	(487,236)
Increase (decrease) in net assets resulting from operations	$5,464,823	$10,032,377	$(482,929)

* Foreign taxes withheld	$162	$4,438	$374
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

22

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2006

	ING Growth Fund	ING Small Company Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$627,851	$1,148,277
Interest	87,492	144,883
Securities lending income	3,787	—
Total investment income	719,130	1,293,160

EXPENSES:
Investment management fees	713,063	1,036,616
Distribution and service fees:
Class A	130,864	224,915
Class B	74,262	75,657
Class C	23,597	42,327
Transfer agent fees	99,200	88,800
Administrative service fees	81,494	97,564
Shareholder reporting expense	21,554	37,117
Registration fees	49,216	49,431
Professional fees	30,578	38,690
Custody and accounting expense	20,640	23,500
Director fees	5,139	16,790
Interest expense	457	2,439
Miscellaneous expense	8,885	12,398
Total expenses	1,258,949	1,746,244
Net investment loss	(539,819)	(453,084)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND FUTURES:
Net realized gain (loss) on:
Investments	14,558,185	29,228,210
Foreign currency related transactions	—	1,803
Futures	(3,308)	—
Net realized gain on investments, foreign currency related transactions, and futures	14,554,877	29,230,013
Net change in unrealized appreciation or depreciation on:
Investments	(5,590,266)	(3,409,748)
Foreign currency related transactions	—	(495)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(5,590,266)	(3,410,243)
Net realized and unrealized gain on investments, foreign currency related transactions and futures	8,964,611	25,819,770
Increase in net assets resulting from operations	$8,424,792	$25,366,686

* Foreign taxes withheld	$2,512	$21,702

See Accompanying Notes to Financial Statements

23

STATEMENTS OF CHANGES IN NET ASSETS

	ING Balanced Fund		ING Equity Income Fund		ING 130/30 Fundamental Research Fund
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005	April 28, 2006(1) to May 31, 2006
FROM OPERATIONS:
Net investment income	$2,217,949	$1,822,956	$1,804,149	$1,864,145	$4,307
Net realized gain (loss) on investments, foreign currency related transactions, futures and swaps	6,800,531	7,349,323	4,285,643	(925,007)	(73,485)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures and swaps	(3,553,657)	1,210,120	3,942,585	10,116,682	(413,751)
Net increase (decrease) in net assets resulting from operations	5,464,823	10,382,399	10,032,377	11,055,820	(482,929)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(887,867)	(1,044,995)	(924,849)	(1,155,093)	—
Class B	(151,852)	(92,826)	(90,451)	(58,121)	—
Class C	(29,270)	(17,241)	(20,707)	(16,854)	—
Class I	(505,271)	(693,139)	(726,698)	(1,165,052)	—
Class O	(183,584)	(25,754)	—	—	—
Net realized gains:
Class A	(4,377,381)	(698,792)	—	—	—
Class B	(1,613,342)	(167,227)	—	—	—
Class C	(321,669)	(44,395)	—	—	—
Class I	(2,036,034)	(363,502)	—	—	—
Class O	(1,012,178)	(20,953)	—	—	—
Total distributions	(11,118,448)	(3,168,824)	(1,762,705)	(2,395,120)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	53,760,364	40,308,286	13,999,322	22,125,725	10,003,040
Net proceeds from shares issued in merger	54,192,612	—	—	—	—
Dividends reinvested	10,683,468	3,100,057	1,721,830	2,367,570	—
	118,636,444	43,408,343	15,721,152	24,493,295	10,003,040
Cost of shares redeemed	(52,900,402)	(40,314,844)	(39,648,816)	(41,075,314)	—
Net increase (decrease) in net assets resulting from capital share transactions	65,736,042	3,093,499	(23,927,664)	(16,582,019)	10,003,040
Net increase (decrease) in net assets	60,082,417	10,307,074	(15,657,992)	(7,921,319)	9,520,111

NET ASSETS:
Beginning of period	136,565,019	126,257,945	107,426,305	115,347,624	—
End of period	$196,647,436	$136,565,019	$91,768,313	$107,426,305	$9,520,111
Undistributed net investment income at end of period	$1,344,940	$692,762	$761,158	$722,705	$8,163

(1)   Commencement of operations.

See Accompanying Notes to Financial Statements

24

STATEMENTS OF CHANGES IN NET ASSETS

	ING Growth Fund		ING Small Company Fund
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
FROM OPERATIONS:
Net investment income (loss)	$(539,819)	$225,204	$(453,084)	$(165,210)
Net realized gain on investments and foreign currency related transactions	14,554,877	1,999,811	29,230,013	30,905,708
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(5,590,266)	3,645,742	(3,410,243)	(12,871,093)
Net increase in net assets resulting from operations	8,424,792	5,870,757	25,366,686	17,869,405

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(110,133)	—	—	—
Class I	(111,796)	—	—	—
Net realized gains:
Class A	—	—	(8,652,257)	—
Class B	—	—	(749,814)	—
Class C	—	—	(417,623)	—
Class I	—	—	(1,693,286)	—
Total distributions	(221,929)	—	(11,512,980)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	45,889,894	12,314,701	23,166,745	24,230,577
Dividends reinvested	221,333	—	11,282,563	—
	46,111,227	12,314,701	34,449,308	24,230,577
Cost of shares redeemed	(75,329,401)	(33,854,785)	(56,497,025)	(205,054,910)
Net decrease in net assets resulting from capital share transactions	(29,218,174)	(21,540,084)	(22,047,717)	(180,824,333)
Net decrease in net assets	(21,015,311)	(15,669,327)	(8,194,011)	(162,954,928)

NET ASSETS:
Beginning of year	97,582,985	113,252,312	126,552,486	289,507,414
End of year	$76,567,674	$97,582,985	$118,358,475	$126,552,486
Undistributed net investment income at end of year	$—	$220,612	$—	$—

See Accompanying Notes to Financial Statements

25

STATEMENT OF CASH FLOWS

ING 130/30 Fundamental Research Fund
April 28, 2006(1) to May 31, 2006
INCREASE (DECREASE) IN CASH
Cash Flows From Operating Activities:
Net decrease in net assets from operations	(482,929)
Adjustment to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(14,160,959)
Proceeds from disposition of investment securities	1,587,783
Purchase of short-term investment securities, net	(354,000)
Increase in deposit with broker for securities sold short	(2,988,871)
Increase in dividends and interest receivable	(14,584)
Increase in short stock rebate receivable	(9,462)
Increase in prepaid expenses	(93,112)
Increase in reimbursement due from manager	(8,895)
Increase in securities sold short	2,966,497
Increase in accrued income on short positions	2,081
Increase in payable to affiliates	9,064
Increase in accrued director fees	120
Increase in other accrued expenses	57,937
Unrealized depreciation on securities	413,751
Realized loss on investments	73,485
Net cash used for operating activities	(13,002,094)

Cash Flows From Financing Activities:
Increase in borrowings under line of credit	3,000,000
Proceeds from capital shares sold	10,003,040
Net cash flows provided by financing activities	13,003,040
Net increase in cash	946
Cash at beginning of period	—
Cash at end of period	$946

(1) Commencement of operations.

See Accompanying Notes to Financial Statements

26

ING BALANCED FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$12.35	11.66	10.84	11.07	11.02	14.08
Income (loss) from investment operations:
Net investment income	$0.18	0.18	0.13	0.11	0.08	0.21
Net realized and unrealized gain (loss) on investments	$0.30	0.81	0.88	(0.24)	0.12	(1.83)
Total from investment operations	$0.48	0.99	1.01	(0.13)	0.20	(1.62)
Less distributions from:
Net investment income	$0.17	0.18	0.19	0.10	0.15	0.23
Net realized gains on investments	$0.83	0.12	—	—	—	1.21
Total distributions	$1.00	0.30	0.19	0.10	0.15	1.44
Net asset value, end of period	$11.83	12.35	11.66	10.84	11.07	11.02
Total Return(2)%	3.96	8.60	9.38	(1.15)	1.82	(12.36)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$89,596	67,177	70,237	59,826	45,221	33,860
Ratios to average net assets:
Expenses(3)%	1.40	1.33	1.32	1.42	1.39	1.35
Net investment income(3)%	1.43	1.48	1.11	1.11	1.31	1.81
Portfolio turnover rate %	309	289	302	379	118	180

	Class B
	Year Ended May 31,					Seven Months Ended May 31,	Year Ended October 31,
	2006	2005		2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$12.21	11.51		10.75	11.02	10.97	14.02
Income (loss) from investment operations:
Net investment income	$0.07	0.09	*	0.04	0.03	0.04	0.12
Net realized and unrealized gain (loss) on investments	$0.31	0.80		0.87	(0.23)	0.12	(1.83)
Total from investment operations	$0.38	0.89		0.91	(0.20)	0.16	(1.71)
Less distributions from:
Net investment income	$0.08	0.07		0.15	0.07	0.11	0.13
Net realized gains on investments	$0.83	0.12		—	—	—	1.21
Total distributions	$0.91	0.19		0.15	0.07	0.11	1.34
Net asset value, end of period	$11.68	12.21		11.51	10.75	11.02	10.97
Total Return(2)%	3.19	7.79		8.51	(1.84)	1.45	(13.10)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$34,224	20,900		13,899	3,099	1,670	1,312
Ratios to average net assets:
Expenses(3)%	2.15	2.08		2.07	2.17	2.14	2.10
Net investment income(3)%	0.69	0.72		0.35	0.40	0.56	1.06
Portfolio turnover rate %	309	289		302	379	118	180

(1)        The Fund changed its fiscal year end to May 31.

(2)        Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)        Annualized for periods less than one year.

*              Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

27

ING BALANCED FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended May 31,					Seven Months Ended May 31,	Year Ended October 31,
	2006		2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$12.22		11.50	10.71	10.99	10.94	13.96
Income (loss) from investment operations:
Net investment income	$0.09	*	0.08	0.04	0.03	0.03	0.13
Net realized and unrealized gain (loss) on investments	$0.29		0.81	0.87	(0.24)	0.13	(1.83)
Total from investment operations	$0.38		0.89	0.91	(0.21)	0.16	(1.70)
Less distributions from:
Net investment income	$0.08		0.05	0.12	0.07	0.11	0.11
Net realized gains on investments	$0.83		0.12	—	—	—	1.21
Total distributions	$0.91		0.17	0.12	0.07	0.11	1.32
Net asset value, end of period	$11.69		12.22	11.50	10.71	10.99	10.94
Total Return(2)%	3.14		7.75	8.59	(1.94)	1.47	(13.09)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$13,678		4,730	4,270	2,877	2,050	1,829
Ratios to average net assets:
Expenses(3)%	2.15		2.08	2.07	2.17	2.14	2.10
Net investment income(3)%	0.72		0.73	0.36	0.35	0.56	1.06
Portfolio turnover rate %	309		289	302	379	118	180

	Class I
	Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$12.34	11.67	10.85	11.08	11.02	14.10
Income (loss) from investment operations:
Net investment income	$0.21	0.21	0.16	0.14	0.11	0.26
Net realized and unrealized gain (loss) on investments	$0.30	0.81	0.87	(0.25)	0.11	(1.85)
Total from investment operations	$0.51	1.02	1.03	(0.11)	0.22	(1.59)
Less distributions from:
Net investment income	$0.20	0.23	0.21	0.12	0.16	0.28
Net realized gains on investments	$0.83	0.12	—	—	—	1.21
Total distributions	$1.03	0.35	0.21	0.12	0.16	1.49
Net asset value, end of period	$11.82	12.34	11.67	10.85	11.08	11.02
Total Return(2)%	4.23	8.85	9.65	(0.93)	2.02	(12.16)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$35,141	33,380	37,852	50,343	65,971	71,759
Ratios to average net assets:
Expenses(3)%	1.15	1.08	1.07	1.17	1.14	1.10
Net investment income(3)%	1.67	1.73	1.36	1.27	1.57	2.06
Portfolio turnover rate %	309	289	302	379	118	180

(1)        The Fund changed its fiscal year end to May 31.

(2)        Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)        Annualized for periods less than one year.

*              Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

28

ING BALANCED FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	Year Ended May 31, 2006		September 15, 2004(1) to May 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$12.31		11.83
Income from investment operations:
Net investment income	$0.18	*	0.17
Net realized and unrealized gain on investments	$0.29		0.57
Total from investment operations	$0.47		0.74
Less distributions from:
Net investment income	$0.17		0.14
Net realized gains on investments	$0.83		0.12
Total distributions	$1.00		0.26
Net asset value, end of period	$11.78		12.31
Total Return(2)%	3.94		6.71

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$24,009		10,379
Ratios to average net assets:
Expenses(3)%	1.40		1.33
Net investment income(3)%	1.45		1.44
Portfolio turnover rate %	309		289

(1)        Commencement of operations.

(2)        Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)        Annualized for periods less than one year.

*              Per share data using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

29

ING EQUITY INCOME FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended May 31,					Seven Months Ended May 31,	Year Ended October 31,
	2006		2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$10.15		9.38	8.12	9.45	9.49	14.18
Income (loss) from investment operations:
Net investment income	$0.19	**	0.17	0.06	0.04	0.01	0.02
Net realized and unrealized gain (loss) on investments	$0.89		0.80	1.22	(1.32)	(0.04)	(3.96)
Total from investment operations	$1.08		0.97	1.28	(1.28)	(0.03)	(3.94)
Less distributions from:
Net investment income	$0.18		0.20	0.02	0.05	0.01	0.01
Net realized gains on investments	$—		—	—	—	—	0.74
Total distributions	$0.18		0.20	0.02	0.05	0.01	0.75
Net asset value, end of period	$11.05		10.15	9.38	8.12	9.45	9.49
Total Return(2)%	10.76		10.47	15.77	(13.58)	(0.28)	(29.07)

Ratios and Supplemental Data:
Net assets, end of period (000s)	$50,656		55,672	58,263	52,182	62,062	63,821
Ratios to average net assets:
Net expenses after brokerage commission recapture(3)%	1.27		1.23	1.15	1.18	1.16	1.11
Gross expenses prior to brokerage commission recapture(3)%	1.27		1.24	1.15	1.18	1.16	1.11
Net investment income after brokerage commission recapture(3)%	1.84		1.64	0.71	0.47	0.10	0.13
Portfolio turnover rate %	23		31	213	225	132	194

	Class B
	Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$10.00	9.24	8.03	9.37	9.44	14.11
Income (loss) from investment operations:
Net investment income (loss)	$0.11	0.07	0.01	(0.02)	(0.05)	(0.07)
Net realized and unrealized gain (loss) on investments	$0.87	0.81	1.20	(1.32)	(0.02)	(3.95)
Total from investment operations	$0.98	0.88	1.21	(1.34)	(0.07)	(4.02)
Less distributions from:
Net investment income	$0.11	0.12	—	0.00 *	—	—
Net realized gains on investments	$—	—	—	—	—	0.65
Total distributions	$0.11	0.12	—	0.00 *	—	0.65
Net asset value, end of period	$10.87	10.00	9.24	8.03	9.37	9.44
Total Return(2)%	9.89	9.62	15.07	(14.26)	(0.74)	(29.59)

Ratios and Supplemental Data:
Net assets, end of period (000s)	$8,700	7,796	4,192	1,027	611	683
Ratios to average net assets:
Net expenses after brokerage commission recapture(3)%	2.02	1.98	1.90	1.93	1.91	1.86
Gross expenses prior to brokerage commission recapture(3)%	2.02	1.99	1.90	1.93	1.91	1.86
Net investment income (loss) after brokerage commission recapture(3)%	1.07	0.87	0.20	(0.28)	(0.65)	(0.62)
Portfolio turnover rate %	23	31	213	225	132	194

(1)        The Fund changed its fiscal year end to May 31.

(2)        Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)        Annualized for periods less than one year.

*              Amount is less than $0.01 per share.

**         Per share data calculated using average number of shares oustanding throughout the period.

See Accompanying Notes to Financial Statements

30

ING EQUITY INCOME FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

	Class C
	Year Ended May 31,					Seven Months Ended May 31,	Year Ended October 31,
	2006	2005	2004		2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$9.96	9.20	8.00		9.33	9.40	14.04
Income (loss) from investment operations:
Net investment income (loss)	$0.12	0.07	(0.00	)*	(0.02)	(0.01)	(0.09)
Net realized and unrealized gain (loss) on investments	$0.86	0.80	1.20		(1.31)	(0.06)	(3.91)
Total from investment operations	$0.98	0.87	1.20		(1.33)	(0.07)	(4.00)
Less distributions from:
Net investment income	$0.10	0.11	—		0.00 *	—	—
Net realized gains on investments	$—	—	—		—	—	0.64
Total distributions	$0.10	0.11	—		0.00 *	—	0.64
Net asset value, end of period	$10.84	9.96	9.20		8.00	9.33	9.40
Total Return(2)%	9.93	9.55	15.00		(14.22)	(0.74)	(29.59)

Ratios and Supplemental Data:
Net assets, end of period (000s)	$1,925	2,035	1,283		968	1,327	946
Ratios to average net assets:
Net expenses after brokerage commission recapture(3)%	2.02	1.98	1.90		1.93	1.91	1.86
Gross expenses prior to brokerage commission recapture(3)%	2.02	1.99	1.90		1.93	1.91	1.86
Net investment income (loss) after brokerage commission recapture(3)%	1.07	0.89	(0.02)		(0.28)	(0.70)	(0.62)
Portfolio turnover rate %	23	31	213		225	132	194

	Class I
	Year Ended May 31,						Seven Months Ended May 31,	Year Ended October 31,
	2006		2005	2004		2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$10.18		9.42	8.15		9.49	9.54	14.26
Income (loss) from investment operations:
Net investment income	$0.22	**	0.20	0.10	**	0.06	0.02	0.05
Net realized and unrealized gain (loss) on investments	$0.89		0.79	1.21		(1.33)	(0.03)	(3.99)
Total from investment operations	$1.11		0.99	1.31		(1.27)	(0.01)	(3.94)
Less distributions from:
Net investment income	$0.21		0.23	0.04		0.07	0.04	0.04
Net realized gains on investments	$—		—	—		—	—	0.74
Total distributions	$0.21		0.23	0.04		0.07	0.04	0.78
Net asset value, end of period	$11.08		10.18	9.42		8.15	9.49	9.54
Total Return(2)%	11.01		10.72	16.10		(13.37)	(0.10)	(28.93)

Ratios and Supplemental Data:
Net assets, end of period (000s)	$30,487		41,923	51,609		187,417	258,081	296,248
Ratios to average net assets:
Net expenses after brokerage commission recapture(3)%	1.02		0.98	0.90		0.93	0.91	0.86
Gross expenses prior to brokerage commission recapture(3)%	1.02		0.99	0.90		0.93	0.91	0.86
Net investment income after brokerage commission recapture(3)%	2.08		1.89	0.95		0.72	0.34	0.38
Portfolio turnover rate %	23		31	213		225	132	194

(1)        The Fund changed its fiscal year end to May 31.

(2)        Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)        Annualized for periods less than one year.

*              Amount is less than $0.01 per share.

**         Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

31

ING 130/30 FUNDAMENTAL RESEARCH FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A	Class B	Class C	Class I
	April 28, 2006(1) to May 31, 2006	April 28, 2006(1) to May 31, 2006	April 28, 2006(1) May 31, 2006	April 28, 2006(1) to May 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.00	10.00	10.00
Income from investment operations:
Net investment income (loss)	$0.00 *	(0.00)*	(0.00)*	0.01
Net realized and unrealized loss on investments	$(0.48)	(0.49)	(0.49)	(0.49)
Total from investment operations	$(0.48)	(0.49)	(0.49)	(0.48)
Net asset value, end of period	$9.52	9.51	9.51	9.52
Total Return(2)%	(4.80)	(4.90)	(4.90)	(4.80)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$9,517	1	1	1
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	3.26	4.01	4.01	3.01
Net expense before interest and dividend expense on short positions and after expense reimbursement(3)(4)%	1.40	2.15	2.15	1.15
Gross expenses prior to expense reimbursement(3)%	4.37	5.12	5.12	4.12
Net investment income (loss) after expense reimbursement(3)(4)%	0.54	(0.21)	(0.21)	0.79
Portfolio turnover rate %	13	13	13	13

(1)        Commencement of operations.

(2)        Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)        Annualized for periods less than one year.

(4)        The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investment, LLC within three years of being incurred.

*              Amount is less than $0.01 per share.

See Accompanying Notes to Financial Statements

32

ING GROWTH FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$12.05	11.36	9.97	11.21	11.66	22.50
Income (loss) from investment operations:
Net investment income (loss)	$(0.08)	0.02	(0.04)	(0.04)	(0.05)	(0.07)
Net realized and unrealized gain (loss) on investments	$0.92	0.67	1.43	(1.20)	(0.40)	(8.21)
Total from investment operations	$0.84	0.69	1.39	(1.24)	(0.45)	(8.28)
Less distributions from:
Net investment income	$0.03	—	—	—	—	2.56
Total distributions	$0.03	—	—	—	—	2.56
Net asset value, end of period	$12.86	12.05	11.36	9.97	11.21	11.66
Total Return(2)%	6.94	6.07	13.94	(11.06)	(3.86)	(40.71)

Ratios and Supplemental Data:
Net assets, end of period (000s)	$45,206	54,825	64,570	66,514	82,011	85,409
Ratios to average net assets:
Expenses(3)%	1.26	1.21	1.18	1.24	1.21	1.16
Net investment income (loss)(3)%	(0.56)	0.19	(0.35)	(0.38)	(0.67)	(0.53)
Portfolio turnover rate %	147	140	147	197	143	199

	Class B
	Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$11.86	11.26	9.95	11.28	11.79	22.71
Income (loss) from investment operations:
Net investment loss	$(0.16)	(0.07)	(0.10)	(0.08)	(0.10)	(0.20)
Net realized and unrealized gain (loss) on investments	$0.88	0.67	1.41	(1.25)	(0.41)	(8.29)
Total from investment operations	$0.72	0.60	1.31	(1.33)	(0.51)	(8.49)
Less distributions from:
Net investment income	$—	—	—	—	—	2.43
Total distributions	$—	—	—	—	—	2.43
Net asset value, end of period	$12.58	11.86	11.26	9.95	11.28	11.79
Total Return(2)%	6.07	5.33	13.17	(11.79)	(4.32)	(41.11)

Ratios and Supplemental Data:
Net assets, end of period (000s)	$7,686	6,720	7,054	3,965	2,988	3,213
Ratios to average net assets:
Expenses(3)%	2.01	1.96	1.93	1.99	1.96	1.91
Net investment loss(3)%	(1.31)	(0.57)	(1.08)	(1.13)	(1.42)	(1.28)
Portfolio turnover rate %	147	140	147	197	143	199

(1)        The Fund changed its fiscal year end to May 31.

(2)        Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)        Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

33

ING GROWTH FUND(CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$11.74	11.15	9.85	11.18	11.68	22.55
Income (loss) from investment operations:
Net investment loss	$(0.17)	(0.07)	(0.12)	(0.10)	(0.11)	(0.20)
Net realized and unrealized gain (loss) on investments	$0.89	0.66	1.42	(1.23)	(0.39)	(8.23)
Total from investment operations	$0.72	0.59	1.30	(1.33)	(0.50)	(8.43)
Less distributions from:
Net investment income	$—	—	—	—	—	2.44
Total distributions	$—	—	—	—	—	2.44
Net asset value, end of period	$12.46	11.74	11.15	9.85	11.18	11.68
Total Return(2)%	6.13	5.29	13.20	(11.90)	(4.28)	(41.14)

Ratios and Supplemental Data:
Net assets, end of period (000s)	$2,294	2,131	2,444	1,662	1,893	2,268
Ratios to average net assets:
Expenses(3)%	2.01	1.96	1.93	1.99	1.96	1.91
Net investment loss(3)%	(1.31)	(0.55)	(1.08)	(1.13)	(1.42)	(1.28)
Portfolio turnover rate %	147	140	147	197	143	199

	Class I
	Year Ended May 31,					Seven Months Ended May 31,	Year Ended October 31,
	2006		2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$12.47		11.72	10.25	11.51	11.95	22.98
Income (loss) from investment operations:
Net investment income (loss)	$(0.04	)*	0.06	(0.03)	(0.01)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	$0.94		0.69	1.50	(1.25)	(0.41)	(8.39)
Total from investment operations	$0.90		0.75	1.47	(1.26)	(0.44)	(8.43)
Less distributions from:
Net investment income	$0.04		—	—	—	—	2.60
Total distributions	$0.04		—	—	—	—	2.60
Net asset value, end of period	$13.33		12.47	11.72	10.25	11.51	11.95
Total Return(2)%	7.22		6.40	14.34	(10.95)	(3.68)	(40.54)

Ratios and Supplemental Data:
Net assets, end of period (000s)	$21,383		33,906	39,184	103,442	124,351	141,232
Ratios to average net assets:
Expenses(3)%	1.01		0.96	0.93	0.99	0.96	0.91
Net investment income (loss)(3)%	(0.30)		0.46	(0.10)	(0.13)	(0.42)	(0.28)
Portfolio turnover rate %	147		140	147	197	143	199

(1)    The Fund changed its fiscal year end to May 31.

(2)        Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)        Annualized for periods less than one year.

*              Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

34

ING SMALL COMPANY FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended May 31,					Seven Months Ended May 31,	Year Ended October 31,
	2006	2005	2004		2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$16.46	15.13	12.06		13.70	12.74	14.80
Income (loss) from investment operations:
Net investment income (loss)	$(0.06)	(0.01)	0.00	*	(0.01)	(0.03)	0.03
Net realized and unrealized gain (loss) on investments	$3.78	1.34	3.07		(1.63)	1.00	(1.30)
Total from investment operations	$3.72	1.33	3.07		(1.64)	0.97	(1.27)
Less distributions from:
Net investment income	$—	—	—		—	0.01	0.05
Net realized gains on investments	$1.86	—	—		—	—	0.74
Total distributions	$1.86	—	—		—	0.01	0.79
Net asset value, end of period	$18.32	16.46	15.13		12.06	13.70	12.74
Total Return(2)%	23.51	8.79	25.46		(11.97)	7.64	(8.66)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$88,642	92,363	123,834		92,176	101,892	69,074
Ratios to average net assets:
Expenses(3)(4)%	1.40	1.36	1.28		1.38	1.32	1.34
Net investment income (loss) after expense reimbursement(3)(4)%	(0.34)	(0.07)	(0.03)		(0.08)	(0.37)	0.25
Portfolio turnover rate %	75	47	123		322	200	257

	Class B
	Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$16.37	15.16	12.17	13.93	13.00	15.12
Income (loss) from investment operations:
Net investment income (loss)	$(0.19)	(0.12)	(0.09)	(0.10)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments	$3.74	1.33	3.08	(1.66)	0.99	(1.33)
Total from investment operations	$3.55	1.21	2.99	(1.76)	0.93	(1.40)
Less distributions from:
Net realized gains on investments	$1.86	—	—	—	—	0.72
Total distributions	$1.86	—	—	—	—	0.72
Net asset value, end of period	$18.06	16.37	15.16	12.17	13.93	13.00
Total Return(2)%	22.56	7.98	24.57	(12.63)	7.15	(9.37)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$7,824	6,783	6,234	2,048	1,890	1,173
Ratios to average net assets:
Expenses(3)(4)%	2.15	2.11	2.03	2.13	2.07	2.09
Net investment loss after expense reimbursement(3)(4)%	(1.10)	(0.77)	(0.84)	(0.83)	(1.11)	(0.50)
Portfolio turnover rate %	75	47	123	322	200	257

(1)        The Fund changed its fiscal year end to May 31.

(2)        Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)        Annualized for periods less than one year.

(4)        The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*              Amount less than $0.01 per share.

See Accompanying Notes to Financial Statements

35

ING SMALL COMPANY FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$16.28	15.08	12.11	13.88	12.95	15.04
Income (loss) from investment operations:
Net investment income (loss)	$(0.19)	(0.13)	(0.11)	(0.10)	(0.12)	(0.08)
Net realized and unrealized gain (loss) on investments	$3.73	1.33	3.08	(1.67)	1.05	(1.32)
Total from investment operations	$3.54	1.20	2.97	(1.77)	0.93	(1.40)
Less distributions from:
Net realized gains on investments	$1.86	—	—	—	—	0.69
Total distributions	$1.86	—	—	—	—	0.69
Net asset value, end of period	$17.96	16.28	15.08	12.11	13.88	12.95
Total Return(2)%	22.63	7.96	24.53	(12.75)	7.18	(9.39)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,393	3,825	3,855	2,270	3,369	4,040
Ratios to average net assets:
Expenses(3)(4)%	2.15	2.11	2.03	2.13	2.07	2.09
Net investment loss after expense reimbursement(3)(4)%	(1.10)	(0.78)	(0.80)	(0.83)	(1.09)	(0.50)
Portfolio turnover rate %	75	47	123	322	200	257

	Class I
	Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$17.11	15.69	12.49	14.15	13.17	15.26
Income (loss) from investment operations:
Net investment income (loss)	$(0.02)	(0.01)	0.04	0.02	(0.01)	0.07
Net realized and unrealized gain (loss) on investments	$3.94	1.43	3.18	(1.68)	1.03	(1.34)
Total from investment operations	$3.92	1.42	3.22	(1.66)	1.02	(1.27)
Less distributions from:
Net investment income	$—	—	0.02	—	0.04	0.08
Net realized gains on investments	$1.86	—	—	—	—	0.74
Total distributions	$1.86	—	0.02	—	0.04	0.82
Net asset value, end of period	$19.17	17.11	15.69	12.49	14.15	13.17
Total Return(2)%	23.80	9.05	25.75	(11.73)	7.74	(8.41)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$17,500	23,581	155,583	167,174	214,459	183,569
Ratios to average net assets:
Expenses(3)(4)%	1.15	1.11	1.03	1.13	1.07	1.09
Net investment income (loss) after expense reimbursement(3)(4)%	(0.08)	(0.01)	0.22	0.17	(0.11)	0.50
Portfolio turnover rate %	75	47	123	322	200	257

(1)        The Fund changed its fiscal year end to May 31.

(2)        Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)        Annualized for periods less than one year.

(4)        The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

See Accompanying Notes to Financial Statements

36

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006

NOTE 1 — ORGANIZATION

Organization. The ING Series Fund, Inc. is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940 as an open-end management investment company. There are fifteen separate series which comprise the ING Series Fund, Inc. The five series (each a “Fund”; collectively the “Funds”) that are in this report are: ING Balanced Fund (“Balanced”), ING Equity Income Fund (“Equity Income”), ING 130/30 Fundamental Research Fund (“130/30 Fundamental Research”), ING Growth Fund (“Growth”), and ING Small Company Fund (“Small Company”).

Each Fund offers the following classes of shares: Class A, Class B, Class C and Class I. Balanced Fund also offers Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

ING Investments, LLC (“ING Investments” or “Investment Manager”), an Arizona limited liability company, serves as the investment manager to the Funds. ING Investments has engaged ING Investment Management Co. (“ING IM”or “Sub-Adviser”), a Connecticut corporation, to serve as the Sub-Adviser to each fund except Equity Income Fund. Wellington Management Company, LLP serves as the Sub-Adviser to the Equity Income Fund. ING Funds Distributor, LLC (the “Distributor”) is the principal underwriter of the Funds. The Distributor, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.           Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Directors (the “Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes

37

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.             Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.             Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims

38

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.            Foreign Currency Transactions and Futures Contracts. Each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.              Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. 130/30 Fundamental Research, Growth and Small Company pay dividends annually. Balanced and Equity Income pay dividends semi-annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.              Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.             Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

H.            Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

39

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

I.                 Short Sales. The 130/30 Fundamental Research Fund engages in short sales (selling securities it does not own) as a part of its normal investment activities. These short sales are collateralized by cash deposits with the counterparty broker, Goldman, Sachs & Co., and pledged securities held at the custodian, The Bank of New York. The collateral required is determined daily by reference to the market value of the short positions. The short stock rebate presented in the Statement of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. The Fund may also earn or incur margin interest on short sales transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales. The Fund is subject to risk of loss if the broker were to fail to perform its obligation under contractual terms. Dividend expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the amount shown in the accompanying statement of assets and liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

J.                Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K.            Options Contracts. Each Fund may purchase put and call options and may write (sell) put options and covered call options. These Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

L.              Swap Contracts. Each Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap.

M.         Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

40

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

N.            Delayed Delivery Transactions. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.

O.            Mortgage Dollar Roll Transactions. In connection with a Fund’s ability to purchase or sell securities on a when-issued basis, Balanced and Equity Income may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2006, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Balanced	$357,647,590	$304,172,756
Equity Income	22,205,508	44,607,481
130/30 Fundamental Research*	14,160,959	1,587,783
Growth	141,981,082	171,482,733
Small Company	88,770,663	115,155,964

U.S. government securities not included above were as follows:

	Purchases	Sales
Balanced	$192,684,765	$204,521,705

For 130/30 Fundamental Research, short sales and purchases to cover were $3,947,410 and $980,913, respectively.

*130/30 Fundamental Research is from the Fund’s inception through May 31, 2006.

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an Investment Management Agreement with ING Investments. The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Balanced — 0.750% on the first $500 million, 0.675% on the next $500 million and 0.650% in excess of $1 billion; for Equity Income and Growth — 0.700% on the first $250 million, 0.650% on the next $250 million, 0.625% on the next $250 million, 0.600% on the next $1.25 billion and 0.550% in excess of $2 billion; for 130/30 Fundamental Research — 0.800% on first $500 million, 0.750% on next $500 million and 0.700% in excess of $1 billion; and for Small Company — 0.850% on the first $250 million, 0.800% on the next $250 million, 0.775% on the next $250 million, 0.750% on the next $1.25 billion and 0.725% in excess of $2 billion.

Prior to December 5, 2005, the investment management fees for Balanced were 0.800% on the first $500 million, 0.750% on the next $500 million, 0.700% on the next $1 billion and 0.650% in excess of $2 billion.

The Investment Manager entered into a Sub-Advisory Agreement with ING IM for the Balanced, 130/30 Fundamental Research, Growth, and Small Company Funds. Subject to such policies as the Board or the Investment Manager may determine, ING IM manages each Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

Wellington Management Company, LLP, (“Wellington”), a Massachusetts limited liability partnership, serves as Sub-Adviser to the Equity Income Fund pursuant to a Sub-Advisory Agreement effective March 1, 2004 between the Investment Manager and Wellington.

ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of each Fund’s average daily net assets.

The Investment Manager has entered into a service agreement with ING Life Insurance and Annuity Company (“ILIAC”), an indirect, wholly-owned subsidiary of ING Groep; under which ILIAC will provide various administrative and shareholder

41

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

services to certain Class A and Class I shareholders of the Funds that purchased their shares through ILIAC. In exchange for these services, the Investment Manager pays ILIAC a fee of up to 0.425% of the average daily net assets associated with those shares. For the year ended May 31, 2006, ILIAC received $1,151,084 for its services.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares, with the exception of Class I, of the Funds pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class O
Balanced	0.25%	1.00%	1.00%	0.25%
Equity Income	0.25%	1.00%	1.00%	N/A
130/30 Fundamental Research	0.25%	1.00%	1.00%	N/A
Growth	0.25%	1.00%	1.00%	N/A
Small Company	0.25%	1.00%	1.00%	N/A

Presently, the Funds’ class-specific expenses are limited to distribution fees incurred in connection with Class A, Class B, and Class C shares and service fees in connection with Class B, Class C and Class O shares. For the year ended May 31, 2006, the Distributor retained the following amounts in sales charges:

Initial Sales Charges:	Class A Shares	Class B Shares	Class C Shares
Balanced	$9,764	N/A	N/A
Equity Income	4,040	N/A	N/A
130/30 Fundamental Research	N/A	N/A	N/A
Growth	4,162	N/A	N/A
Small Company	7,702	N/A	N/A

Contingent Deferred Sales Charges:	Class A Shares	Class B Shares	Class C Shares
Balanced	N/A	$114	$645
Equity Income	$ 1	33	271
130/30 Fundamental Research	N/A	N/A	N/A
Growth	N/A	100	318
Small Company	6,079	N/A	42

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Investment Manager may direct the Funds’ portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate the Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amount credited to the Portfolio is reflected as brokerage commission recapture in the Statement of Operations.

At May 31, 2006, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Total
Balanced	$126,540	$13,498	$65,824	$205,862
Equity Income	55,540	6,347	20,224	82,111
130/30 Fundamental Research	6,416	642	2,006	9,064
Growth	47,296	5,405	18,735	71,436
Small Company	90,334	8,502	30,793	129,629

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At May 31, 2006, the following indirect, wholly-owned subsidiaries of ING Groep owned the following Funds:

ING Life Insurance and Annuity Company — Equity Income (9.8)%; 130/30 Fundamental Research (100.0)%; Growth (12.4)%; and Small Company (14.0)%.

ING National Trust — Balanced (22.0)%; Equity Income (37.0)%; Growth (38.5)%; and Small Company (43.3)%.

Control is defined by the Investment Company Act of 1940 (“1940 Act”) as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because Balanced, Growth and Small Company have a common owner that owns over 25% of the outstanding securities of each of them, the Funds may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

42

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

On July 1, 2004, an affiliated shareholder who owned 27.3% of the Small Company Fund redeemed their shares. The shareholder received its pro-rata share of securities and cash (an “in-kind” redemption) for the majority of their interest in the Fund in lieu of an all-cash redemption. As such, the remaining shareholders did not bear the transaction costs of selling those securities.

NOTE 7 — EXPENSE LIMITATIONS

ING Investments entered into a written Expense Limitation Agreement with the 130/30 Fundamental Research and Small Company Funds whereby the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I
130/30 Fundamental Research	1.40%	2.15%	2.15%	1.15%
Small Company	1.50%	2.25%	2.25%	1.25%

The Investment Manager may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of May 31, 2006, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	May 31,
	2007	2008	2009	Total
130/30 Fundamental Research	$—	$—	$8,895	$8,895

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. In addition, 130/30 Fundamental Research Fund may use proceeds from the line of credit to purchase securities held as part of its normal investment operations. The Funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount. Each of the Funds will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the year ended May 31, 2006:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Equity Income	2	$2,345,000	4.29%
130/30 Fundamental Research(1)	29	3,000,000	5.65%
Growth	4	872,500	4.78%
Small Company	9	2,198,333	4.50%

(1) At May 31, 2006, 130/30 Fundamental Research had an outstanding balance of $3 million.

43

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A		Class B		Class C
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2006	2005	2006	2005	2006	2005
Balanced (Number of Shares)
Shares sold	921,402	1,118,547	813,381	805,612	64,359	135,552
Shares issued in a merger	2,663,972	—	1,005,345	—	936,307	—
Dividends reinvested	442,032	144,387	129,809	18,956	26,809	4,561
Shares redeemed	(1,896,023)	(1,844,094)	(729,953)	(319,787)	(244,844)	(124,386)
Net increase (decrease) in shares outstanding	2,131,383	(581,160)	1,218,582	504,781	782,631	15,727

Balanced ($)
Shares sold	$11,221,499	$13,443,217	$9,853,466	$9,599,239	$779,775	$1,607,741
Shares issued in a merger	31,462,326	—	11,761,610	—	10,968,676	—
Dividends reinvested	5,203,008	1,734,804	1,510,293	226,064	312,199	54,403
Shares redeemed	(22,969,358)	(22,126,303)	(8,749,382)	(3,781,664)	(2,920,433)	(1,465,425)
Net increase (decrease)	$24,917,475	$(6,948,282)	$14,375,987	$6,043,639	$9,140,217	$196,719

	Class I		Class O
	Year	Year	Year	September 15,
	Ended	Ended	Ended	2004(1) to
	May 31,	May 31,	May 31,	May 31,
	2006	2005	2006	2005
Balanced (Number of Shares)
Shares sold	931,037	256,317	1,720,853	1,038,496
Dividends reinvested	213,701	86,863	97,944	3,578
Shares redeemed	(877,257)	(880,838)	(623,849)	(198,754)
Net increase (decrease) in shares outstanding	267,481	(537,658)	1,194,948	843,320

Balanced ($)
Shares sold	$11,064,967	$3,068,037	$20,840,657	$12,590,052
Dividends reinvested	2,511,376	1,041,627	1,146,592	43,159
Shares redeemed	(10,690,658)	(10,525,289)	(7,570,571)	(2,416,163)
Net increase (decrease)	$2,885,685	$(6,415,625)	$14,416,678	$10,217,048

	Class A		Class B
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2006	2005	2006	2005
Equity Income (Number of Shares)
Shares sold	592,156	1,322,774	267,021	437,797
Dividends reinvested	88,494	120,268	7,051	5,197
Shares redeemed	(1,582,218)	(2,164,441)	(253,583)	(116,767)
Net increase (decrease) in shares outstanding	(901,568)	(721,399)	20,489	326,227

Equity Income ($)
Shares sold	$6,298,697	$13,019,223	$2,791,637	$4,275,511
Dividends reinvested	916,550	1,147,399	72,094	48,499
Shares redeemed	(16,706,770)	(21,204,403)	(2,667,000)	(1,119,222)
Net increase (decrease)	$(9,491,523)	$(7,037,781)	$196,731	$3,204,788

(1) Commencement of operations.

44

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class C		Class I
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2006	2005	2006	2005
Equity Income (Number of Shares)
Shares sold	41,663	108,032	422,886	386,901
Dividends reinvested	1,462	1,514	69,334	120,892
Shares redeemed	(69,754)	(44,817)	(1,859,295)	(1,866,278)
Net increase (decrease) in shares outstanding	(26,629)	64,729	(1,367,075)	(1,358,485)

Equity Income ($)
Shares sold	$431,865	$1,015,862	$4,477,123	$3,815,129
Dividends reinvested	14,875	14,101	718,311	1,157,571
Shares redeemed	(720,086)	(427,821)	(19,554,960)	(18,323,868)
Net increase (decrease)	$(273,346)	$602,142	$(14,359,526)	$(13,351,168)

	Class A	Class B	Class C	Class I
	April 28,	April 28,	April 28,	April 28,
	2006(1) to	2006(1) to	2006(1) to	2006(1) to
	May 31,	May 31,	May 31,	May 31,
	2006	2006	2006	2006
130/30 Fundamental Research (Number of Shares)
Shares sold	1,000,001	101	101	101
Net increase in shares outstanding	1,000,001	101	101	101

130/30 Fundamental Research ($)
Shares sold	$10,000,010	$1,010	$1,010	$1,010
Net increase	$10,000,010	$1,010	$1,010	$1,010

	Class A		Class B
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2006	2005	2006	2005
Growth (Number of Shares)
Shares sold	412,539	428,439	197,694	104,183
Dividends reinvested	8,099	—	—	—
Shares redeemed	(1,452,806)	(1,563,587)	(153,344)	(163,894)
Net increase (decrease) in shares outstanding	(1,032,168)	(1,135,148)	44,350	(59,711)

Growth ($)
Shares sold	$5,442,362	$4,958,752	$2,585,471	$1,204,091
Dividends reinvested	109,540	—	—	—
Shares redeemed	(19,021,668)	(17,963,186)	(1,979,963)	(1,847,138)
Net increase (decrease)	$(13,469,766)	$(13,004,434)	$605,508	$(643,047)

	Class C		Class I
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2006	2005	2006	2005
Growth (Number of Shares)
Shares sold	56,450	19,220	2,698,642	494,534
Dividends reinvested	—	—	7,971	—
Shares redeemed	(53,831)	(56,964)	(3,821,424)	(1,117,715)
Net increase (decrease) in shares outstanding	2,619	(37,744)	(1,114,811)	(623,181)

Growth ($)
Shares sold	$715,101	$218,744	$37,146,960	$5,933,114
Dividends reinvested	—	—	111,793	—
Shares redeemed	(701,255)	(640,123)	(53,626,515)	(13,404,338)
Net increase (decrease)	$13,846	$(421,379)	$(16,367,762)	$(7,471,224)

(1) Commencement of operations.

45

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class A		Class B
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2006	2005	2006	2005
Small Company (Number of Shares)
Shares sold	1,004,066	967,409	93,478	112,458
Dividends reinvested	502,120	—	42,040	—
Shares redeemed	(2,278,842)	(3,539,732)	(116,730)	(109,300)
Net increase (decrease) in shares outstanding	(772,656)	(2,572,323)	18,788	3,158

Small Company ($)
Shares sold	$18,379,835	$15,071,836	$1,689,816	$1,802,350
Dividends reinvested	8,525,721	—	706,263	—
Shares redeemed	(40,439,907)	(56,864,542)	(2,104,153)	(1,685,054)
Net increase (decrease)	$(13,534,351)	$(41,792,706)	$291,926	$117,296

	Class C		Class I
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2006	2005	2006	2005
Small Company (Number of Shares)
Shares sold	41,682	125,531	123,432	336,194
Dividends reinvested	21,436	—	95,357	—
Shares redeemed	(53,404)	(146,241)	(684,321)	(5,123,668)
Shares redeemed in-kind	—	—	—	(3,748,390)
Net increase (decrease) in shares outstanding	9,714	(20,710)	(465,532)	(8,535,864)

Small Company ($)
Shares sold	$751,254	$1,940,156	$2,345,840	$5,416,235
Dividends reinvested	357,986	—	1,692,593	—
Shares redeemed	(958,111)	(2,271,674)	(12,994,854)	(83,997,016)
Shares redeemed in-kind	—	—	—	(60,236,624)
Net increase (decrease)	$151,129	$(331,518)	$(8,956,421)	$(138,817,405)

NOTE 10 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board, the following securities have been deemed to be illiquid. The Funds currently limit investment in illiquid securities to 15% of its net assets in illiquid securities. Fair value for these securities was determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors.

Fund	Security	Principal Amount	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Balanced	Alpine III, 5.712%, due 08/16/14	$36,000	10/17/05	$36,084	$36,092	0.0%
	Alpine III, 6.120%, due 08/16/14	36,000	10/17/05	36,084	36,113	0.0%
	Alpine III, 7.920%, due 08/16/14	55,000	10/17/05	55,128	55,312	0.0%
	Alpine III, 11.170%, due 08/16/14	95,000	08/17/04	95,837	97,609	0.1%
	Cameron Highway Oil Pipeline, 5.860%, due 12/15/17	329,000	12/05/05	329,000	312,879	0.2%
	North Atlantic Trading Co.	1,209	12/04/05	12	1	0.0%
				$552,145	$538,006	0.3%

46

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At May 31, 2006, the Funds had securities on loan with the following market values:

	Value of
	Securities	Value of
Fund	Loaned	Collateral
Balanced	$25,193,118	$25,649,888
Equity Income	9,593,551	9,777,819
Growth	6,868,810	6,974,864

NOTE 12 - REORGANIZATIONS

On December 3, 2005, Balanced as listed below (“Acquiring Portfolio”), acquired the assets and certain liabilities of the ING Equity and Bond Fund, also listed below (“Acquired Portfolio”), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 9 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000)	Total Net Assets of Acquiring Portfolio (000)	Acquired Portfolio Unrealized Appreciation (000)	Conversion Ratio
Balanced	ING Equity and Bond Fund	$54,193	$142,443	$1,778	1.13

The net assets of Balanced after the acquisition were approximately $196,635,230.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of May 31, 2006:

	Paid-in Capital	Undistributed Net Investment Income on Investments	Accumulated Net Realized Gains/ (Losses)
Balanced	$ 118,526	$192,073	$(310,599)
Equity Income	—	(2,991)	2,991
130/30 Fundamental Research	(2,681)	3,856	(1,175)
Growth	(541,136)	541,136	—
Small Company	—	453,084	(453,084)

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2006		Year Ended May 31, 2005
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Balanced	$4,394,031	$ 6,724,417	$1,873,955	$1,294,869
Equity Income	1,762,705	—	2,395,120	—
Growth	221,929	—	—	—
Small Company	—	11,512,980	—	—

47

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2006 were:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Unrealized Appreciation/ Depreciation	Post-October Capital Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Balanced*	$1,563,445	$ 727,988	$ 8,858,114	$ —	$(824,818)	2011
					(8,878,256)	2012
					$(9,703,074)
Equity Income	761,158	—	11,502,759	—	$(57,574,340)	2009
					(9,092,919)	2010
					(41,817,840)	2011
					(400,176)	2013
					$(108,885,275)
130/30 Fundamental Research	8,163	—	(433,000)	(55,411)	—	—
Growth	—	—	7,006,326	—	$(80,254,275)	2009
					(10,310,428)	2010
					(30,311,320)	2011
					$(120,876,023)
Small Company	1,754,151	13,398,153	17,484,657	—	—	—

* Utilization of the capital losses acquired in the Fund’s merger is subject to annual limitations under Section 382 of the Internal Revenue Code.

NOTE 14 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the

48

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 14 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Boards that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•      Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•      ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•      In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•      ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•      ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•      The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•      ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•      ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry.

49

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 14 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of Investments have been named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation concerning ING’s administration of the New Hampshire state employees deferred compensation plan. ING is cooperating with this regulator to resolve the matter. Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

50

PORTFOLIO OF INVESTMENTS

ING BALANCED FUND	AS OFMAY 31, 2006

Shares			Value
COMMON STOCK: 62.9%
		Aerospace/Defense: 1.8%
1,000	@,L	Armor Holdings, Inc.	$57,120
16,225		Boeing Co.	1,350,731
10,750		Lockheed Martin Corp.	779,268
15,595		Raytheon Co.	715,031
1,345	@	Teledyne Technologies, Inc.	46,066
9,100		United Technologies Corp.	568,932
			3,517,148
		Agriculture: 1.1%
18,110		Altria Group, Inc.	1,310,259
19,400		Archer-Daniels-Midland Co.	806,458
1,209	@,X,I	North Atlantic Trading Co.	1
			2,116,718
		Airlines: 0.3%
1,947	@,L	Mesa Air Group, Inc.	18,652
2,107	L	Skywest, Inc.	48,946
31,500		Southwest Airlines Co.	507,150
			574,748
		Apparel: 0.5%
16,800	@	Coach, Inc.	488,544
1,170	@,L	Gymboree Corp.	41,406
1,160	L	K-Swiss, Inc.	30,601
1,100	L	Kellwood Co.	34,309
4,600		Liz Claiborne, Inc.	177,882
400		Phillips-Van Heusen	14,180
1,660	L	Polo Ralph Lauren Corp.	93,790
1,200	@,L	Skechers USA, Inc.	32,232
			912,944
		Auto Manufacturers: 0.1%
2,700	@,L	Navistar International Corp.	71,766
2,300		Oshkosh Truck Corp.	121,555
			193,321
		Auto Parts & Equipment: 0.0%
3,500		ArvinMeritor, Inc.	58,695
			58,695
		Banks: 3.0%
40,290		Bank of America Corp.	1,950,036
17,000	L	BB&T Corp.	706,690
4,600		Colonial BancGroup, Inc.	122,636
601	L	East-West Bancorp, Inc.	24,010
500	L	First Midwest Bancorp, Inc.	17,580
2,330	L	Fremont General Corp.	47,136
2,500		Greater Bay Bancorp	74,525
19,400		National City Corp.	715,472
3,500		Republic Bancorp, Inc.	38,045
737		South Financial Group, Inc.	20,452
2,100	L	Sterling Bancshares, Inc.	35,889
1,900	L	Susquehanna Bancshares, Inc.	43,396
15,895		US BanCorp.	490,679
14,425		Wachovia Corp.	771,738
10,800		Wells Fargo & Co.	716,796
1,830		Whitney Holding Corp.	66,136
			5,841,216
		Beverages: 1.8%
37,475		Coca-Cola Co.	1,650,024
200	@,L	Hansen Natural Corp.	36,974
5,900		Pepsi Bottling Group, Inc.	$184,906
28,490		PepsiCo, Inc.	1,722,505
			3,594,409
		Biotechnology: 0.4%
10,095	@	Amgen, Inc.	682,321
2,400	@	Regeneron Pharmaceuticals, Inc.	31,056
			713,377
		Building Materials: 0.1%
586		Lennox International, Inc.	16,678
1,300		Martin Marietta Materials, Inc.	118,963
800	@,L	NCI Building Systems, Inc.	48,512
1,200	L	Simpson Manufacturing Co., Inc.	41,628
			225,781
		Chemicals: 1.1%
2,400		Airgas, Inc.	91,896
8,460		Dow Chemical Co.	337,300
8,200		EI Du Pont de Nemours & Co.	348,746
900	L	HB Fuller Co.	43,425
595		Lubrizol Corp.	24,050
2,114		Lyondell Chemical Co.	51,159
3,500		Olin Corp.	61,985
520		Penford Corp.	7,160
3,600	@,L	PolyOne Corp.	34,020
7,400		PPG Industries, Inc.	476,116
6,400		Rohm & Haas Co.	322,624
4,800		Sherwin-Williams Co.	232,176
3,300		Valspar Corp.	90,816
			2,121,473
		Coal: 0.1%
2,780		Peabody Energy Corp.	173,305
			173,305
		Commercial Services: 0.9%
840		Administaff, Inc.	32,281
6,100	@,L	Apollo Group, Inc.	319,091
2,900	@,L	Career Education Corp.	94,511
1,000	L	Central Parking Corp.	14,310
605	@	Consolidated Graphics, Inc.	30,819
1,200		Corporate Executive Board Co.	122,064
230		CPI Corp.	6,040
2,015	@	Education Management Corp.	86,544
6,525		Equifax, Inc.	235,422
2,300		Manpower, Inc.	151,409
12,500		McKesson Corp.	618,750
1,400	@,L	Parexel International Corp.	40,180
3,200	@	Spherion Corp.	26,752
600		Startek, Inc.	9,048
430	@,L	Vertrue, Inc.	16,749
			1,803,970
		Computers: 2.7%
7,400	@	Apple Computer, Inc.	442,298
345	@,L	CACI International, Inc.	21,017
2,977	@,L	Cadence Design Systems, Inc.	53,705
4,400	@	Ceridian Corp.	107,052
1,475	@	Cognizant Technology Solutions Corp.	87,025
20,925	@,L	Dell, Inc.	531,077
1,900	@,L	DST Systems, Inc.	111,720
370		Factset Research Systems, Inc.	16,617

See Accompanying Notes to Financial Statements

51

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND	AS OFMAY 31, 2006 (CONTINUED)

Shares			Value
		Computers (continued)
51,450		Hewlett-Packard Co.	$1,665,951
25,610		International Business Machines Corp.	2,046,239
1,100	@,L	Komag, Inc.	45,683
400	@,L	Kronos, Inc.	16,000
1,341	@,L	Micros Systems, Inc.	55,182
860		MTS Systems Corp.	35,905
2,400		Reynolds & Reynolds Co.	67,224
1,300	@,L	Synaptics, Inc.	30,784
2,290	@,L	Western Digital Corp.	46,602
			5,380,081
		Cosmetics/Personal Care: 1.7%
13,800		Colgate-Palmolive Co.	832,692
47,727		Procter & Gamble Co.	2,589,190
			3,421,882
		Distribution/Wholesale: 0.1%
2,074	@,L	Brightpoint, Inc.	44,342
1,134	L	Building Materials Holding Corp.	32,342
515		Pool Corp.	22,243
1,100	@,L	United Stationers, Inc.	51,062
			149,989
		Diversified Financial Services: 5.8%
10,875		American Express Co.	591,165
3,800	@,L	AmeriCredit Corp.	110,352
9,100		Capital One Financial Corp.	753,207
38,200		Charles Schwab Corp./The	636,412
43,305		Citigroup, Inc.	2,134,937
8,600		Fannie Mae	427,850
6,300		Franklin Resources, Inc.	566,685
8,850		Goldman Sachs Group, Inc.	1,335,908
500	@	Investment Technology Group, Inc.	23,650
30,600		JPMorgan Chase & Co.	1,304,784
13,600		Lehman Brothers Holdings, Inc.	905,896
8,155		Merrill Lynch & Co., Inc.	590,504
21,740		Morgan Stanley	1,296,139
760	@,L	Portfolio Recovery Associates, Inc.	37,445
3,000		Raymond James Financial, Inc.	87,930
4,400		The Bear Stearns Cos., Inc.	588,500
1,145	@,L	TradeStation Group, Inc.	15,927
1,000	@,L	World Acceptance, Corp.	32,170
			11,439,461
		Electric: 1.7%
5,200		Alliant Energy Corp.	178,880
14,000		Duke Energy Corp.	395,080
15,600		FirstEnergy Corp.	817,752
1,100		MDU Resources Group, Inc.	39,028
4,700		OGE Energy Corp.	146,311
21,500		PPL Corp.	640,055
1,780		SCANA Corp.	67,854
18,100		TXU Corp.	1,037,130
1,800		Wisconsin Energy Corp.	71,766
			3,393,856
		Electrical Components & Equipment: 0.0%
417		Belden Cdt, Inc.	13,273
700	@	Energizer Holdings, Inc.	36,582
			49,855
		Electronics: 0.7%
16,400	@	Agilent Technologies, Inc.	$572,196
900		Amphenol Corp.	49,995
8,000		Applera Corp. - Applied Biosystems Group	236,800
3,491	@	Arrow Electronics, Inc.	113,458
600	L	Brady Corp.	23,886
1,215	@,L	Coherent, Inc.	40,010
1,190	@,L	Cymer, Inc.	55,204
765	@,L	Flir Systems, Inc.	19,530
300	@,L	Itron, Inc.	17,940
1,100	L	Park Electrochemical Corp.	34,947
800	@	Planar Systems, Inc.	10,704
1,800	@,L	Plexus Corp.	70,794
38,600	@,L	Solectron Corp.	137,416
585	@,L	Trimble Navigation Ltd.	26,875
			1,409,755
		Engineering & Construction: 0.1%
1,100	@,L	EMCOR Group, Inc.	52,899
600	@	Jacobs Engineering Group, Inc.	46,818
510	@,L	URS Corp.	21,619
			121,336
		Entertainment: 0.1%
3,200		GTECH Holdings Corp.	110,560
			110,560
		Environmental Control: 0.1%
3,275		Republic Services, Inc.	133,620
500	@,L	Waste Connections, Inc.	19,225
			152,845
		Food: 0.4%
1,100	@,L	American Italian Pasta Co.	8,063
1,115		Corn Products International, Inc.	29,748
770	L	Flowers Foods, Inc.	22,384
12,225		General Mills, Inc.	634,355
2,675		Hormel Foods Corp.	96,059
1,040		J&J Snack Foods Corp.	33,644
1,847	@	Performance Food Group Co.	60,194
			884,447
		Forest Products & Paper: 0.2%
5,300	L	Louisiana-Pacific Corp.	128,578
4,900		Temple-Inland, Inc.	210,749
			339,327
		Gas: 0.1%
2,120		Energen Corp.	71,826
2,500	L	Southern Union Co.	61,375
3,090		UGI Corp.	71,873
			205,074
		Healthcare-Products: 1.1%
3,800	@,L	Cytyc Corp.	99,864
877	L	Dentsply International, Inc.	52,445
2,600	@	Henry Schein, Inc.	119,834
536	@,L	Hologic, Inc.	21,167
358	@,L	Idexx Laboratories, Inc.	27,362
25,815		Johnson & Johnson	1,554,579
405	L	Mentor Corp.	16,358
1,000	@	Osteotech, Inc.	4,500
870	@	Resmed, Inc.	39,550

See Accompanying Notes to Financial Statements

52

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND	AS OFMAY 31, 2006 (CONTINUED)

Shares			Value
		Healthcare-Products (continued)
2,192	@	Respironics, Inc.	$74,572
1,390	@,L	Varian Medical Systems, Inc.	65,191
			2,075,422
		Healthcare-Services: 2.2%
19,000		Aetna, Inc.	730,740
3,000	@	Community Health Systems, Inc.	113,100
6,900	@	Coventry Health Care, Inc.	360,525
3,320	@	Health Net, Inc.	142,826
1,200	@,L	Healthways, Inc.	63,768
6,825	@	Humana, Inc.	345,550
1,923	@,L	Odyssey HealthCare, Inc.	31,364
1,480	@,L	Pediatrix Medical Group, Inc.	68,361
1,720	@,L	Sierra Health Services	70,864
28,950		UnitedHealth Group, Inc.	1,272,642
1,900		Universal Health Services, Inc.	96,444
15,500	@	WellPoint, Inc.	1,109,490
			4,405,674
		Holding Companies-Diversified: 0.0%
900		Leucadia National Corp.	57,636
			57,636
		Home Builders: 0.1%
125	@,L	NVR, Inc.	76,125
1,300		Thor Industries, Inc.	62,504
			138,629
		Home Furnishings: 0.2%
323	L	Ethan Allen Interiors, Inc.	12,293
2,400	L	Furniture Brands International, Inc.	51,648
2,900		Harman International Industries, Inc.	245,717
2,300	L	La-Z-Boy, Inc.	34,408
			344,066
		Household Products/Wares: 0.1%
2,700	L	American Greetings	60,723
2,500	L	Church & Dwight, Inc.	90,375
			151,098
		Housewares: 0.0%
1,210		Toro Co.	58,407
			58,407
		Insurance: 4.6%
16,500		Allstate Corp.	907,665
1,895		American Financial Group, Inc.	79,893
22,900		American International Group, Inc.	1,392,320
1,530	L	AmerUs Group Co.	88,954
13,900		Chubb Corp.	702,367
1,000		Delphi Financial Group	52,870
635	@@	Everest Re Group Ltd.	56,737
1,791		Fidelity National Financial, Inc.	74,309
16,300		Genworth Financial, Inc.	545,887
1,900		Hanover Insurance Group, Inc./The	89,965
9,100		Hartford Financial Services Group, Inc.	800,254
960		Infinity Property & Casualty Corp.	40,915
625		Landamerica Financial Group, Inc.	$41,825
10,770		Lincoln National Corp.	605,059
19,200	L	Metlife, Inc.	988,224
3,800		MGIC Investment Corp.	250,306
2,600		Ohio Casualty Corp.	77,662
2,438		Old Republic International Corp.	52,100
1,725	@	Philadelphia Consolidated Holding Co.	57,184
2,600	L	PMI Group, Inc.	118,300
838		Presidential Life Corp.	20,958
11,000		Principal Financial Group	601,150
2,300		Protective Life Corp.	101,936
12,714		Prudential Financial, Inc.	968,171
2,250		Radian Group, Inc.	137,520
950	L	Selective Insurance Group	51,775
4,315		WR Berkley Corp.	148,307
1,257		Zenith National Insurance Corp.	50,280
			9,102,893
		Internet: 0.7%
12,900	@,L	Amazon.com, Inc.	446,469
930	@,L	Checkfree Corp.	46,435
1,800	@	Google, Inc.	669,276
1,400	@,L	Infospace, Inc.	31,738
4,910	@,L	McAfee, Inc.	116,122
3,000	L	United Online, Inc.	35,760
1,900	@,L	Websense, Inc.	42,085
			1,387,885
		Investment Companies: 0.0%
1,100		iShares S&P SmallCap 600 Index Fund	68,563
			68,563
		Iron/Steel: 0.4%
200	L	Carpenter Technology	22,360
510	L	Cleveland-Cliffs, Inc.	37,546
5,700		Nucor Corp.	600,039
740		Reliance Steel & Aluminum Co.	59,651
1,100	L	Ryerson Tull, Inc.	28,710
1,500	L	Steel Dynamics, Inc.	87,135
600	L	Steel Technologies, Inc.	11,256
			846,697
		Leisure Time: 0.0%
1,439	@,L	Multimedia Games, Inc.	16,131
390	L	Polaris Industries, Inc.	17,367
			33,498
		Lodging: 0.0%
400	@,L	Aztar Corp.	20,744
			20,744
		Machinery-Construction & Mining: 0.3%
6,000		Caterpillar, Inc.	437,700
2,820		JLG Industries, Inc.	61,335
1,345		Joy Global, Inc.	72,280
			571,315

See Accompanying Notes to Financial Statements

53

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND	AS OFMAY 31, 2006 (CONTINUED)

Shares			Value
		Machinery-Diversified: 0.3%
1,085	L	Applied Industrial Technologies, Inc.	$41,827
2,100	L	Cummins, Inc.	231,441
300	@,L	Gardner Denver, Inc.	22,638
2,300		Graco, Inc.	105,731
572		IDEX Corp.	27,656
700		Manitowoc Co.	32,193
1,400		Nordson Corp.	65,310
			526,796
		Media: 1.0%
1,500	@	Comcast Corp.	48,195
12,200		McGraw-Hill Cos., Inc.	629,520
20,100		News Corp., Inc.	383,307
6,995	@	Viacom, Inc.	264,061
18,900		Walt Disney Co.	576,450
25		Washington Post	20,273
			1,921,806
		Metal Fabricate/Hardware: 0.1%
560	L	AM Castle & Co.	15,512
2,500	L	Commercial Metals Co.	61,525
1,070		Kaydon Corp.	44,651
1,390		Precision Castparts Corp.	80,106
1,063	L	Quanex Corp.	41,797
720		Valmont Industries, Inc.	34,488
			278,079
		Mining: 0.1%
7,600		Alcoa, Inc.	241,072
			241,072
		Miscellaneous Manufacturing: 2.6%
6,600		3M Co.	552,156
1,400		Acuity Brands, Inc.	55,860
860	L	AO Smith Corp.	37,797
907		Aptargroup, Inc.	47,708
1,000	@,L	Ceradyne, Inc.	43,670
4,100		Cooper Industries Ltd.	365,146
2,000		Crane Co.	80,360
9,500		Danaher Corp.	609,045
1,030	@,L	EnPro Industries, Inc.	35,803
90,465		General Electric Co.	3,099,331
1,400		Myers Industries, Inc.	22,260
1,406		Teleflex, Inc.	86,244
			5,035,380
		Office Furnishings: 0.1%
2,809		Herman Miller, Inc.	82,079
2,400	@	Interface, Inc.	27,552
			109,631
		Oil & Gas: 6.0%
33,062		ChevronTexaco Corp.	1,976,777
2,095		Cimarex Energy Co.	84,973
26,450		ConocoPhillips	1,674,021
1,600		ENSCO International, Inc.	79,984
70,060		Exxon Mobil Corp.	4,267,355
1,340	L	Frontier Oil Corp.	75,040
1,570		Helmerich & Payne, Inc.	103,243
10,400		Marathon Oil Corp.	780,520
3,960		Noble Energy, Inc.	172,102
9,900		Occidental Petroleum Corp.	980,991
2,080		Pogo Producing Co.	$93,725
5,950		Sunoco, Inc.	408,111
1,080	@,L	Swift Energy Co.	43,373
1,260	@,L	Unit Corp.	75,499
14,900		Valero Energy Corp.	914,115
			11,729,829
		Oil & Gas Services: 1.0%
2,880	@,L	Cameron International Corp.	135,072
12,300		Halliburton Co.	917,457
900	@,L	Helix Energy Solutions	31,914
1,200	@	Maverick Tube Corp.	57,840
10,120		Schlumberger Ltd.	663,568
700	@,L	Seacor Smit, Inc.	57,050
1,930	L	Tidewater, Inc.	97,890
			1,960,791
		Packaging & Containers: 0.0%
1,000		Sonoco Products Co.	31,680
			31,680
		Pharmaceuticals: 2.9%
13,500		Abbott Laboratories	576,450
1,830		Alpharma, Inc.	42,859
8,900	L	AmerisourceBergen Corp.	387,951
6,000	@	Express Scripts, Inc.	439,680
7,000	@	Hospira, Inc.	313,670
12,200	@	King Pharmaceuticals, Inc.	216,916
2,400	L	Medicis Pharmaceutical	71,568
42,200		Merck & Co., Inc.	1,404,838
1,170		Omnicare, Inc.	54,241
65,475		Pfizer, Inc.	1,549,139
1,730	@	Theragenics Corp.	5,865
11,900		Wyeth	544,306
			5,607,483
		Pipelines: 0.0%
1,310		Questar Corp.	96,534
			96,534
		Real Estate Investment Trusts: 0.1%
1,190		Developers Diversified Realty Corp.	60,869
210	L	Essex Property Trust, Inc.	22,365
340	L	Kilroy Realty Corp.	22,552
800		Macerich Co.	55,128
600		New Century Financial Corp.	27,942
			188,856
		Retail: 6.0%
2,400	@,L	99 Cents Only Stores	26,832
865		Abercrombie & Fitch Co.	50,040
1,070	L	Advance Auto Parts	40,788
2,300	@,L	Aeropostale, Inc.	56,902
3,280		American Eagle Outfitters	107,092
2,300	@	AnnTaylor Stores Corp.	88,458
1,760		Barnes & Noble, Inc.	67,197
12,775	L	Best Buy Co., Inc.	677,075
2,500		Brinker International, Inc.	91,750
1,050		Brown Shoe Co., Inc.	36,939
1,700	@,L	Chico’s FAS, Inc.	50,949
717	@,L	Childrens Place	41,708
1,500	L	Christopher & Banks Corp.	40,410
7,400	L	Circuit City Stores, Inc.	222,370

See Accompanying Notes to Financial Statements

54

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND	AS OFMAY 31, 2006 (CONTINUED)

Shares			Value
		Retail (continued)
3,095		Claire’s Stores, Inc.	$84,091
13,600		Costco Wholesale Corp.	719,848
5,800		Darden Restaurants, Inc.	205,378
3,200	@,L	Dollar Tree Stores, Inc.	84,576
1,600	@,L	Dress Barn, Inc.	37,424
800		Group 1 Automotive, Inc.	48,616
18,460		Home Depot, Inc.	703,695
800		IHOP Corp.	38,416
1,100	@,L	Jack in the Box, Inc.	45,826
9,525	L	JC Penney Co., Inc.	578,739
900	L	Landry’s Restaurants, Inc.	27,549
15,100		Limited Brands	410,116
6,850	L	Lowe’s Cos., Inc.	426,618
29,500		McDonald’s Corp.	978,515
1,570		Men’s Wearhouse, Inc.	53,176
1,210		Michaels Stores, Inc.	47,033
1,900		MSC Industrial Direct Co.	87,837
9,100		Nordstrom, Inc.	335,153
2,960	@	O’Reilly Automotive, Inc.	93,802
12,800	@	Office Depot, Inc.	532,096
840	@,L	Panera Bread Co.	54,398
1,114	@,L	Papa John’s International, Inc.	35,046
3,030	@,L	Payless Shoesource, Inc.	80,840
1,300		Petsmart, Inc.	34,684
3,700		Ross Stores, Inc.	104,525
3,800	@,L	Sears Holding Corp.	577,106
1,107	@,L	Select Comfort Corp.	36,265
982	@,L	Sonic Corp.	21,447
26,000		Staples, Inc.	610,740
21,500	@,L	Starbucks Corp.	766,475
7,325		Target Corp.	358,339
19,800		TJX Cos., Inc.	469,458
1,195	@,L	Too, Inc.	48,995
350	@,L	Tractor Supply Co.	19,464
21,620		Wal-Mart Stores, Inc.	1,047,489
4,700	L	Wendy’s International, Inc.	283,316
1,110	L	Williams-Sonoma, Inc.	40,127
			11,725,728
		Savings & Loans: 0.1%
1,300	L	Bankunited Financial Corp.	40,326
5,300	L	First Niagara Financial Group, Inc.	74,677
700	@,L	FirstFed Financial Corp.	40,488
3,500		Washington Federal, Inc.	80,290
			235,781
		Semiconductors: 2.1%
18,700	@	Advanced Micro Devices, Inc.	577,643
15,900	@	Altera Corp.	311,004
1,990	@	Exar Corp.	26,268
18,000	@	Freescale Semiconductor, Inc.	561,780
52,785		Intel Corp.	951,186
3,310	@,L	Lam Research Corp.	148,255
16,500	@	LSI Logic Corp.	160,545
3,800	@,L	MEMC Electronic Materials, Inc.	133,076
3,360	@,L	Micrel, Inc.	37,834
2,260		Microchip Technology, Inc.	77,518
29,500	@	Micron Technology, Inc.	488,520
14,500		National Semiconductor Corp.	372,360
1,460	@,L	Pericom Semiconductor Corp.	12,702
7,000	@	QLogic Corp.	125,160
1,900	@	Silicon Laboratories, Inc.	74,119
627	@,L	Varian Semiconductor Equipment Associates, Inc.	$19,406
			4,077,376
		Software: 1.6%
720	@,L	Advent Software, Inc.	23,623
1,135	@,L	Ansys, Inc.	57,249
9,300	@	BMC Software, Inc.	187,395
620	@,L	Cerner Corp.	23,548
18,650	@,L	Compuware Corp.	137,264
2,600	@,L	CSG Systems International	60,528
646	@	D&B Corp.	47,074
1,760		Global Payments, Inc.	81,981
1,835	@	Hyperion Solutions Corp.	52,683
78,490		Microsoft Corp.	1,777,799
2,900		MoneyGram International, Inc.	101,442
1,200	@	MRO Software, Inc.	25,176
32,700	@	Oracle Corp.	464,994
921	@	SPSS, Inc.	34,077
3,710	@,L	Sybase, Inc.	75,573
1,700	@	Transaction Systems Architects, Inc.	66,402
			3,216,808
		Telecommunications: 3.3%
41,100	L	AT&T, Inc.	1,071,066
46,300		BellSouth Corp.	1,563,551
99,975	@	Cisco Systems, Inc.	1,967,508
315		Commonwealth Telephone Enterprises, Inc.	10,411
3,393		Harris Corp.	138,163
54,150		Motorola, Inc.	1,142,024
14,300		Qualcomm, Inc.	646,503
460		Telephone & Data Systems, Inc.	17,931
800	@	Tollgrade Communications, Inc.	7,696
			6,564,853
		Textiles: 0.0%
600	@,L	Mohawk Industries, Inc.	44,220
			44,220
		Toys/Games/Hobbies: 0.0%
1,300	@,L	Jakks Pacific, Inc.	25,337
700	@	Lenox Group, Inc.	7,112
			32,449
		Transportation: 1.0%
1,070	L	Arkansas Best Corp.	44,095
1,880		CH Robinson Worldwide, Inc.	82,795
1,100	@	EGL, Inc.	49,577
1,100		Expeditors International Washington, Inc.	108,295
2,400	L	Heartland Express, Inc.	40,464
300	@	Kirby Corp.	22,539
657	L	Landstar System, Inc.	29,033
13,823		Norfolk Southern Corp.	729,301
1,375		Overseas Shipholding Group	70,606
9,700		United Parcel Service, Inc.	781,335
			1,958,040
		Total Common Stock (Cost $111,618,841)	123,751,292

See Accompanying Notes to Financial Statements

55

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND	AS OFMAY 31, 2006 (CONTINUED)

Shares			Value
PREFERRED STOCK: 0.6%

		Banks: 0.2%
32		DG Funding Trust	$342,500
			342,500
		Diversified Financial Services: 0.1%
8,475	C	Merrill Lynch & Co., Inc.	210,519
2,550	C	National Rural Utilities Cooperative Finance Corp.	55,004
			265,523
		Insurance: 0.2%
7,600	@@	Aegon NV	179,740
3,146	@@	Aegon NV - Series 1	79,279
8,200	C	Metlife, Inc.	200,982
			460,001
		Real Estate Investment Trusts: 0.1%
6,975	C	Duke Realty Corp.	171,515
			171,515
		Total Preferred Stock (Cost $1,271,916)	1,239,539

WARRANTS: 0.0%
		Aerospace/Defense: 0.0%
193	X	Timco Aviation Services	—
			—
		Building Materials: 0.0%
400	#,X	Dayton Superior Corp.	4
			4
		Total Warrants (Cost $7,446)	4

Principal Amount			Value
CORPORATE BONDS/NOTES: 8.3%

		Airlines: 0.0%
$29,794		Continental Airlines, Inc., 8.312%, due 04/02/11	28,292
33,270	L	United Airlines, Inc., 6.602%, due 09/01/13	33,456
			61,748
		Banks: 2.0%
220,000		American Express Centurion Bank, 5.170%, due 07/19/07	220,334
180,000	@@,L	Australia & New Zealand Banking Group Ltd., 5.400%, due 10/29/49	156,512
100,000	@@,#	Banco do Brasil Cayman, 7.950%, due 12/31/49	96,000
101,000	@@,#	Banco Santander Chile SA, 5.633%, due 12/09/09	101,429
114,000	@@	Banco Santander Chile SA, 7.375%, due 07/18/12	122,371
60,000	@@	Bank of Ireland, 5.180%, due 12/29/49	52,841
70,000	@@	Bank of Nova Scotia, 5.125%, due 08/21/85	59,289
$30,000	@@	Bank of Scotland, 5.563%, due 11/30/49	$26,025
10,000		BankAmerica Capital II, 8.000%, due 12/15/26	10,499
50,000	@@	Barclays Bank PLC, 4.938%, due 12/31/49	44,535
63,000	@@	Barclays Bank PLC, 6.278%, due 12/15/49	56,152
120,000	@@	BNP Paribas, 5.185%, due 09/29/49	103,852
56,000		Chase Capital I, 7.670%, due 12/01/26	58,538
104,000	@@,#	Chuo Mitsui Trust & Banking Co. Ltd., 5.506%, due 04/15/49	97,519
60,000	@@,#	Danske Bank A/S, 5.914%, due 12/29/49	59,131
90,000	@@	Den Norske Bank ASA, 5.125%, due 08/29/49	75,600
10,000	@@	DEN Norske Creditbank, 5.500%, due 11/29/49	8,972
99,000	#	Dresdner Funding Trust I, 8.151%, due 06/30/31	112,239
60,000	#	First Chicago NBD Institutional Capital A, 7.950%, due 12/01/26	62,768
96,000	@@	First Citizens St Lucia Ltd., 5.460%, due 02/01/12	92,824
231,000	@@,#	HBOS PLC, 5.375%, due 11/29/49	220,084
180,000	@@	HSBC Bank PLC, 4.788%, due 06/29/49	152,550
140,000	@@,L	HSBC Bank PLC, 5.000%, due 06/29/49	121,450
140,000	@@	Lloyds TSB Bank PLC, 5.080%, due 08/29/49	121,170
20,000	@@	Lloyds TSB Bank PLC, 5.438%, due 11/29/49	17,719
97,000		Mellon Capital I, 7.720%, due 12/01/26	101,539
65,000	@@	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	68,766
70,000	@@	National Australia Bank Ltd., 5.400%, due 10/29/49	60,683
20,000	@@	National Westminster Bank PLC, 5.375%, due 11/29/49	17,002
55,000	#	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	51,301
270,000	@@	Royal Bank of Scotland Group PLC, 4.875%, due 12/29/49	233,913
70,000	@@	Societe Generale, 4.656%, due 11/29/49	60,911
30,000	@@	Standard Chartered PLC, 4.900%, due 01/29/49	25,050
190,000	@@,L	Standard Chartered PLC, 5.438%, due 07/29/49	158,175
300,000	@@	Standard Chartered PLC, 5.550%, due 11/29/49	253,875

See Accompanying Notes to Financial Statements

56

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND	AS OFMAY 31, 2006 (CONTINUED)

Principal Amount			Value
		Banks (continued)
$106,000	@@	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	$110,550
249,000		Wachovia Capital Trust III, 5.800%, due 12/31/49	242,238
70,000	@@	Westpac Banking Corp., 5.275%, due 09/30/49	59,808
200,000	@@,#	Woori Bank, 6.125%, due 05/03/16	198,713
			3,892,927
		Beverages: 0.1%
112,000	@@	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	124,880
73,000	@@	Diageo Capital PLC, 5.170%, due 04/20/07	73,072
			197,952
		Chemicals: 0.2%
24,000	@@,#	Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	24,091
40,000		Stauffer Chemical, 5.940%, due 04/15/10	31,982
90,000		Stauffer Chemical, 6.330%, due 04/15/17	46,257
70,000		Stauffer Chemical, 8.570%, due 04/15/18	33,793
217,000	L	Union Carbide Corp., 7.750%, due 10/01/96	216,355
			352,478
		Commercial Services: 0.1%
238,000		Tulane University of Louisiana, 5.970%, due 11/15/12	238,893
			238,893
		Diversified Financial Services: 2.4%
36,000	@@,#,I	Alpine III, 5.712%, due 08/16/14	36,092
36,000	@@,#,I	Alpine III, 6.120%, due 08/16/14	36,113
55,000	@@,#,I	Alpine III, 7.920%, due 08/16/14	55,312
95,000	@@,#,I	Alpine III, 11.170%, due 08/16/14	97,609
27,000	#	Army Hawaii Family Housing Trust Certificates, 5.524%, due 06/15/50	24,853
20,000	#	Army Hawaii Family Housing Trust Certificates, 5.624%, due 06/15/50	18,454
309,000	#	Astoria Depositor Corp., 8.144%, due 05/01/21	316,689
272,483	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	269,077
199,000	@@,#	BTM Curacao Holdings NV, 4.760%, due 07/21/15	191,204
99,000		Citigroup Capital II, 7.750%, due 12/01/36	103,107
185,000	#	Corestates Capital Trust I, 8.000%, due 12/15/26	193,788
$240,000		Countrywide Financial Corp., 5.100%, due 12/19/07	$240,240
230,000		Countrywide Financial Corp., 5.188%, due 04/11/07	230,226
253,000	#	Farmer Mac Guaranteed Notes Trust 2006-1, 4.875%, due 01/14/11	246,568
75,000	@@	Financiere CSFB NV, 5.125%, due 03/29/49	62,250
96,000		Fund American Cos, Inc., 5.875%, due 05/15/13	93,308
102,000	#	HVB Funding Trust III, 9.000%, due 10/22/31	127,249
43,000		International Lease Finance Corp., 5.000%, due 04/15/10	41,959
79,000		JPM Capital Trust I, 7.540%, due 01/15/27	82,521
87,000		JPM Capital Trust II, 7.950%, due 02/01/27	91,456
211,000	#	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	202,292
200,000	@@,#	Mantis Reef Ltd., 4.799%, due 11/03/09	192,458
360,000		Merrill Lynch & Co., Inc., 5.238%, due 08/24/07	360,189
78,000	@@	Paribas, 5.063%, due 12/31/49	68,465
71,778	@@	Petroleum Export Ltd., 4.623%, due 06/15/10	70,379
102,236	@@,#	Petroleum Export Ltd., 5.265%, due 06/15/11	99,596
204,516	@@,#	PF Export Receivables Master Trust, 6.436%, due 06/01/15	198,740
243,605	#	Piper Jaffray Equipment Trust Securities, 7.000%, due 09/10/13	241,169
58,000	#	Southern Star Central Corp., 6.750%, due 03/01/16	56,840
JPY100,000,000	@@	Takefuji Corp., 1.000%, due 03/01/34	459,013
$748,524	#	Toll Road Investment, 18.620%, due 02/15/45	90,038
100,000	#	Twin Reefs Pass-Through Trust, 6.170%, due 12/10/49	100,006
113,000	@@	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	119,915
			4,817,175
		Electric: 0.9%
177,675		CE Generation LLC, 7.416%, due 12/15/18	183,507
70,000		DTE Energy Co., 6.450%, due 06/01/06	70,002
238,000	@@,L	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	265,404
106,000		Entergy Gulf States, Inc., 5.120%, due 08/01/10	101,654
137,000	L	FirstEnergy Corp., 6.450%, due 11/15/11	140,095
166,000		FirstEnergy Corp., 7.375%, due 11/15/31	178,607

See Accompanying Notes to Financial Statements

57

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND	AS OFMAY 31, 2006 (CONTINUED)

Principal Amount			Value
		Electric (continued)
$99,438	#	Juniper Generation, 6.790%, due 12/31/14	$95,376
97,000	@@,+	Korea Electric Power Corp., 0.610%, due 04/01/96	56,260
86,000	#	Nevada Power Co., 5.950%, due 03/15/16	82,946
120,000		NorthWestern Corp., 5.875%, due 11/01/14	117,952
97,000		Potomac Edison Co., 5.000%, due 11/01/06	97,057
52,000	#	Power Contract Financing LLC, 6.256%, due 02/01/10	52,155
30,538		PPL Montana LLC, 8.903%, due 07/02/20	33,568
189,000	#	Sierra Pacific Power Co., 6.000%, due 05/15/16	182,626
34,000		Sierra Pacific Power Co., 6.250%, due 04/15/12	33,901
164,000		Southern Co. CAP Trust I, 8.190%, due 02/01/37	172,596
			1,863,706
		Energy-Alternate Sources: 0.1%
150,294		Salton SEA Funding, 7.840%, due 05/30/10	154,789
			154,789
		Food: 0.0%
39,000		Delhaize America, Inc., 8.050%, due 04/15/27	40,591
50,000		Delhaize America, Inc., 8.125%, due 04/15/11	53,486
			94,077
		Foreign Government Bonds: 0.2%
500,000	@@	KAUP Bank, 6.600%, due 12/28/15	465,089
			465,089
		Gas: 0.1%
159,000	#	Southern Star Central Gas Pipeline, Inc., 6.000%, due 06/01/16	157,211
			157,211
		Healthcare-Services: 0.0%
83,000		WellPoint, Inc., 5.250%, due 01/15/16	78,352
			78,352
		Home Builders: 0.1%
44,000	L	K Hovnanian Enterprises, Inc., 6.250%, due 01/15/16	39,106
39,000	L	K Hovnanian Enterprises, Inc., 7.500%, due 05/15/16	37,628
55,000	#,L	Technical Olympic USA, Inc., 8.250%, due 04/01/11	54,038
			130,772
		Insurance: 0.3%
$212,000	@@	Aegon NV, 5.585%, due 12/31/49	$182,691
132,000	L	AON Capital Trust, 8.205%, due 01/01/27	144,668
180,000	#	Zurich Capital Trust I, 8.376%, due 06/01/37	191,511
			518,870
		Media: 0.2%
65,000	L	Comcast Corp., 5.650%, due 06/15/35	55,109
72,000	#	Viacom, Inc., 5.750%, due 04/30/11	71,071
178,000	#	Viacom, Inc., 6.250%, due 04/30/16	173,810
			299,990
		Mining: 0.1%
144,000	@@	Vale Overseas Ltd., 8.250%, due 01/17/34	155,160
			155,160
		Oil & Gas: 0.4%
110,000		Amerada Hess Corp., 7.300%, due 08/15/31	117,613
72,000	@@,#	Empresa Nacional de Petroleo ENAP, 4.875%, due 03/15/14	66,448
53,000	@@,#	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	54,976
97,000	@@	Husky Oil Co., 8.900%, due 08/15/28	102,931
173,000	@@,#	Pemex Project Funding Master Trust, 6.210%, due 06/15/10	177,585
142,000	@@,#,L	Pemex Project Funding Master Trust, 6.625%, due 06/15/35	129,043
126,000	@@,#	Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.298%, due 09/30/20	118,663
86,000	@@,#	Tengizchevroil, 6.124%, due 11/15/14	84,710
			851,969
		Pharmaceuticals: 0.1%
112,000		AmerisourceBergen Corp., 5.625%, due 09/15/12	109,688
30,000	#	AmerisourceBergen Corp., 5.875%, due 09/15/15	29,047
			138,735
		Pipelines: 0.3%
329,000	#,I	Cameron Highway Oil Pipeline, 5.860%, due 12/15/17	312,879
115,000		Kinder Morgan Finance Co. ULC, 5.350%, due 01/05/11	108,274
74,000	#	Transcontinental Gas Pipe Line Corp., 6.400%, due 04/15/16	72,890
			494,043

See Accompanying Notes to Financial Statements

58

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND	AS OFMAY 31, 2006 (CONTINUED)

Principal Amount			Value
		Real Estate: 0.1%
$95,000		EOP Operating LP, 7.750%, due 11/15/07	$97,801
			97,801
		Real Estate Investment Trusts: 0.2%
19,000		Liberty Property LP, 6.375%, due 08/15/12	19,388
91,000		Liberty Property LP, 7.750%, due 04/15/09	95,515
81,000		Simon Property Group LP, 4.875%, due 03/18/10	78,443
126,000		Simon Property Group LP, 6.375%, due 11/15/07	127,179
			320,525
		Retail: 0.1%
80,000		JC Penney Corp., Inc., 7.625%, due 03/01/97	80,620
113,000		May Department Stores Co., 3.950%, due 07/15/07	110,520
			191,140
		Savings & Loans: 0.0%
71,000		Great Western Financial, 8.206%, due 02/01/27	74,799
			74,799
		Telecommunications: 0.2%
99,000		AT&T Corp., 8.000%, due 11/15/31	114,396
89,000		BellSouth Corp., 4.200%, due 09/15/09	85,035
41,000		Embarq Corp., 7.082%, due 06/01/16	41,122
272,000		Verizon Global Funding Corp., 5.850%, due 09/15/35	235,769
			476,322
		Transportation: 0.1%
183,000		BNSF Funding Trust I, 6.613%, due 12/15/55	173,554
74,000	@@,#	MISC Capital Ltd., 5.000%, due 07/01/09	72,582
			246,136
		Total Corporate Bonds/Notes (Cost $16,741,858)	16,370,659
U.S. GOVERNMENT AGENCY OBLIGATIONS: 8.7%
		Federal Home Loan Bank: 0.4%
555,000		4.750%, due 08/17/07	551,304
275,000		5.100%, due 03/06/08	273,861
			825,165
		Federal Home Loan Mortgage Corporation: 3.4%
292,000		4.000%, due 08/17/07	287,515
310,870		4.500%, due 12/15/16	303,305
370,000		4.500%, due 02/15/20	335,911
504,000	L	4.875%, due 02/17/09	498,731
383,836		5.000%, due 08/15/16	372,322
97,000		5.000%, due 05/15/20	92,020
417,567		5.000%, due 08/15/21	409,402
$388,000		5.000%, due 04/15/23	$361,203
72,895		5.042%, due 04/01/35	70,446
274,000		5.125%, due 04/18/08	273,134
248,722		5.220%, due 06/01/35	240,699
328,000		5.250%, due 04/18/16	322,816
548,000	L	5.500%, due 04/24/09	546,735
227,389		5.500%, due 11/15/18	226,685
673,141	S	5.500%, due 08/15/20	621,288
82,000	W	5.500%, due 06/15/34	79,028
221,000		5.875%, due 03/21/11	223,999
58,287		6.000%, due 04/01/14	58,649
1,253,110		6.000%, due 01/15/29	1,252,280
5,977		6.500%, due 11/01/28	6,075
117,075		6.500%, due 12/01/31	118,833
			6,701,076
		Federal National Mortgage Association: 4.7%
614,000		3.875%, due 07/15/08	596,655
176,000	L	4.250%, due 09/15/07	173,674
93,000	W	4.500%, due 06/15/19	88,030
17,000	W	4.500%, due 06/15/35	15,454
199,134		4.620%, due 08/01/35	193,134
570,000		4.625%, due 10/15/13	543,684
279,000		4.750%, due 08/10/07	277,161
276,593		4.750%, due 12/25/42	274,003
306,547		4.804%, due 08/01/35	297,209
80,000	W	5.000%, due 06/19/21	77,275
240,092		5.000%, due 02/25/29	233,922
2,486,000	W	5.000%, due 08/15/34	2,329,849
107,918		5.090%, due 07/01/35	104,802
166,984		5.147%, due 09/01/35	163,669
559,000		5.250%, due 08/01/12	549,249
93,288		5.290%, due 08/01/35	90,606
95,000	W	5.500%, due 06/15/19	93,575
244,134		5.500%, due 11/01/32	236,170
1,034,191	S	5.500%, due 11/01/33	1,000,276
29,000	W	6.000%, due 06/01/16	29,181
132,516		6.000%, due 08/01/16	133,461
37,998		6.000%, due 10/01/18	38,267
686,359		6.000%, due 07/25/29	685,747
372,049		6.000%, due 04/25/31	373,580
156,763		6.500%, due 04/01/30	158,967
270,000		6.625%, due 11/15/10	283,391
113,710		7.000%, due 06/01/31	116,812
6,350		7.000%, due 08/01/35	6,509
18,616		7.500%, due 09/01/30	19,328
6,524		7.500%, due 10/01/30	6,773
128,459		7.500%, due 01/25/48	131,760
			9,322,173
		Government National Mortgage Association: 0.2%
10,984		4.375%, due 04/20/28	11,013
89,322		6.500%, due 06/15/29	91,205
94,952		6.500%, due 01/15/32	96,777
119,448		7.500%, due 12/15/23	125,099
			324,094
		Total U.S. Government Agency Obligations (Cost $17,577,373)	17,172,508

See Accompanying Notes to Financial Statements

59

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND	AS OFMAY 31, 2006 (CONTINUED)

Principal Amount			Value
U.S. TREASURY OBLIGATIONS: 4.5%
		U.S. Treasury Bonds: 3.9%
$4,450,000	L	5.125%, due 05/15/16	$4,454,723
2,088,000	L	5.375%, due 02/15/31	2,112,404
494,000	L	6.000%, due 02/15/26	532,748
486,000	L	6.250%, due 08/15/23	534,107
			7,633,982
		U.S. Treasury Notes: 0.6%
552,000		4.875%, due 05/31/08	550,491
230,000	L	4.875%, due 05/15/09	229,102
477,000		4.875%, due 05/31/11	473,870
			1,253,463
		Total U.S. Treasury Obligations (Cost $8,979,686)	8,887,445
ASSET-BACKED SECURITIES: 1.5%
		Automobile Asset-Backed Securities: 0.4%
16,263		Capital Auto Receivables Asset Trust, 2.750%, due 04/16/07	16,210
106,000		Capital Auto Receivables Asset Trust, 5.030%, due 10/15/09	105,278
95,000		Capital One Auto Finance Trust, 3.180%, due 09/15/10	93,248
61,000		Capital One Prime Auto Receivables Trust, 5.010%, due 11/15/11	60,268
13,000		Carmax Auto Owner Trust, 4.210%, due 01/15/10	12,793
24,521		Honda Auto Receivables Owner Trust, 2.790%, due 03/16/09	24,100
83,000		Honda Auto Receivables Owner Trust, 3.820%, due 05/21/10	80,454
11,331		Household Automotive Trust, 2.310%, due 04/17/08	11,309
46,308		Nissan Auto Receivables Owner Trust, 2.050%, due 03/16/09	45,409
93,177		Nissan Auto Receivables Owner Trust, 2.610%, due 07/15/08	92,023
11,000		Nissan Auto Receivables Owner Trust, 4.190%, due 07/15/09	10,828
37,000		Nissan Auto Receivables Owner Trust, 4.740%, due 09/15/09	36,640
29,067		USAA Auto Owner Trust, 2.040%, due 02/16/10	28,856
37,000		USAA Auto Owner Trust, 5.010%, due 09/15/10	36,782
			654,198
		Credit Card Asset-Backed Securities: 0.3%
55,000		Bank One Issuance Trust, 4.540%, due 09/15/10	54,086
55,000		Capital One Master Trust, 4.900%, due 03/15/10	54,760
$50,000		Citibank Credit Card Issuance Trust, 3.100%, due 03/10/10	$48,075
152,000		Citibank Credit Card Issuance Trust, 4.850%, due 02/10/11	149,784
207,000		Citibank Credit Card Issuance Trust, 5.650%, due 06/16/08	207,139
75,000		MBNA Credit Card Master Note Trust, 4.950%, due 06/15/09	74,926
53,000		MBNA Master Credit Card Trust USA, 5.900%, due 08/15/11	53,756
			642,526
		Home Equity Asset-Backed Securities: 0.5%
115,758		Bayview Financial Acquisition Trust, 5.591%, due 09/28/43	115,921
13,620		GMAC Mortgage Corp. Loan Trust, 5.311%, due 12/25/20	13,630
651,000	S	GSAA Trust, 5.242%, due 06/25/34	636,830
49,661		Merrill Lynch Mortgage Investors, Inc., 5.441%, due 07/25/34	49,796
26,253		New Century Home Equity Loan Trust, 5.331%, due 08/25/34	26,272
29,000	+,(1)	Renaissance Home Equity Loan Trust, 4.456%, (step rate 4.956%), due 05/25/35	28,616
42,000	+,(1)	Renaissance Home Equity Loan Trust, 5.608%, (step rate 6.108%), due 05/25/36	41,751
75,000		Wells Fargo Home Equity Trust, 3.970%, due 09/25/24	74,098
			986,914
		Other Asset-Backed Securities: 0.3%
35,352		Amortizing Residential Collateral Trust, 5.581%, due 05/25/32	35,424
1,346		Chase Funding Mortgage Loan, 2.734%, due 09/25/24	1,341
9,000		Chase Funding Mortgage Loan, 4.045%, due 05/25/33	8,829
33,964		Chase Funding Mortgage Loan, 5.381%, due 07/25/33	34,067
5,000		Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	4,916
89,000	+,(1)	Credit-Based Asset Servicing and Securitization, 5.501%, (step rate 6.001%), due 12/25/36	88,972
61,052		Fannie Mae Grantor Trust, 5.221%, due 04/25/35	61,134
54,000	+,(1)	Merrill Lynch Mortgage Investors, Inc., 5.609%, (step rate 6.109%), due 03/25/37	53,722
37,000		Popular ABS Mortgage Pass-Through Trust, 3.735%, due 12/25/34	36,668

See Accompanying Notes to Financial Statements

60

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND	AS OFMAY 31, 2006 (CONTINUED)

Principal Amount			Value
		Other Asset-Backed Securities (continued)
$37,000		Popular ABS Mortgage Pass-Through Trust, 4.000%, due 12/25/34	$36,295
4,000		Popular ABS Mortgage Pass-Through Trust, 4.596%, due 11/25/35	3,934
28,451		Residential Asset Mortgage Products, Inc., 5.391%, due 06/25/33	28,505
219,592	+	Structured Asset Securities Corp., 6.000%, due 03/25/34	219,098
			612,905
		Total Asset-Backed Securities (Cost $2,951,904)	2,896,543
COLLATERALIZED MORTGAGE OBLIGATIONS: 6.0%
		Commercial Mortgage-Backed Securities: 1.6%
20,000		Banc of America Commercial Mortgage, Inc., 4.611%, due 07/10/43	19,357
59,000		Bear Stearns Commercial Mortgage Securities, 3.880%, due 08/13/39	56,452
206,000		Bear Stearns Commercial Mortgage Securities, 4.170%, due 01/12/41	199,092
280,000		Chase Manhattan Bank-First Union National Bank, 7.439%, due 08/15/31	293,806
110,846		CS First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	105,549
78,000		CS First Boston Mortgage Securities Corp., 3.861%, due 03/15/36	75,631
40,000		CS First Boston Mortgage Securities Corp., 7.544%, due 04/15/62	42,982
215,000		DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	218,083
570,000	S	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	595,623
100,000		First Union National Bank Commercial Mortgage, 6.663%, due 01/12/43	104,012
222,554		Ge Capital Commercial Mortgage Corp., 3.752%, due 07/10/39	215,851
74,526		Ge Capital Commercial Mortgage Corp., 5.560%, due 06/10/38	74,540
17,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	16,294
158,790		JP Morgan Chase Commercial Mortgage Securities Corp., 4.275%, due 01/12/37	152,964
18,000		JP Morgan Chase Commercial Mortgage Securities Corp., 5.857%, due 10/12/35	18,133
$23,000		LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	$21,959
180,000		LB-UBS Commercial Mortgage Trust, 6.226%, due 03/15/26	183,025
200,000		LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	212,067
237,000		Morgan Stanley Capital I, 5.007%, due 01/14/42	229,351
281,358		Mortgage Capital Funding, Inc., 6.663%, due 03/18/30	284,339
53,995		Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	51,206
			3,170,316
		Diversified Financial Services: 0.1%
202,841	#	Astoria Depositor Corp., 7.902%, due 05/01/21	202,832
			202,832
		Whole Loan Collateral CMO: 4.1%
527,842		Banc of America Funding Corp., 5.277%, due 09/20/35	510,965
1,130,298		Banc of America Funding Corp., 5.581%, due 09/20/35	1,138,597
414,378		Banc of America Funding Corp., 5.750%, due 09/20/34	400,103
141,882		Banc of America Mortgage Securities, 5.250%, due 11/25/19	137,849
46,861		Banc of America Mortgage Securities, 5.500%, due 06/25/35	46,252
133,111		Bank of America Alternative Loan Trust, 6.000%, due 06/25/35	130,906
598,041		Bank of America Alternative Loan Trust, 6.500%, due 05/25/36	597,289
65,511		Bear Stearns Alt-A Trust, 5.401%, due 07/25/34	65,621
48,615		Citigroup Mortgage Loan Trust, Inc., 5.201%, due 02/25/35	48,660
483,249		Citigroup Mortgage Loan Trust, Inc., 6.000%, due 11/25/35	478,870
47,858		Countrywide Alternative Loan Trust, 5.381%, due 02/25/35	47,900
252,038		Countrywide Alternative Loan Trust, 5.408%, due 10/25/35	245,345
222,775		Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	219,894
245,796		First Horizon Alternative Mortgage Securities, 5.500%, due 08/25/35	238,775
53,663		First Horizon Asset Securities, Inc., 5.402%, due 10/25/35	52,684

See Accompanying Notes to Financial Statements

61

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND	AS OFMAY 31, 2006 (CONTINUED)

Principal Amount				Value
		Whole Loan Collateral CMO (continued)
$250,500		GMAC Mortgage Corp. Loan Trust, 4.598%, due 10/19/33		$246,131
480,699		GMAC Mortgage Corp. Loan Trust, 5.264%, due 03/18/35		465,329
92,852	#	GSMPS Mortgage Loan Trust, 5.431%, due 01/25/35		93,263
69,314		Harborview Mortgage Loan Trust, 5.430%, due 01/19/35		69,563
113,872		Homebanc Mortgage Trust, 5.511%, due 08/25/29		114,144
32,348		JP Morgan Alternative Loan Trust, 5.520%, due 01/25/36		32,058
295,501		Master Adjustable Rate Mortgages Trust, 5.365%, due 06/25/35		284,421
371,548		MASTR Alternative Loans Trust, 5.500%, due 01/25/20		366,021
27,420		MASTR Alternative Loans Trust, 6.500%, due 05/25/33		27,575
46,016		MLCC Mortgage Investors, Inc., 5.401%, due 01/25/29		46,075
116,031		MLCC Mortgage Investors, Inc., 5.411%, due 11/25/29		116,345
36,128		Sequoia Mortgage Trust, 5.351%, due 01/20/35		36,187
68,721		Structured Asset Mortgage Investments, Inc., 5.320%, due 04/19/35		68,868
412,022		Thornburg Mortgage Securities Trust, 5.431%, due 12/25/33		412,886
61,266		Washington Mutual, Inc., 5.331%, due 01/25/45		61,357
131,838		Washington Mutual, Inc., 5.391%, due 01/25/45		132,527
89,711		Washington Mutual, Inc., 5.420%, due 06/25/44		89,940
42,878		Washington Mutual, Inc., 5.627%, due 01/25/36		42,044
274,677		Washington Mutual, Inc., 6.000%, due 06/25/34		269,526
330,000		Wells Fargo Mortgage Backed Securities Trust, 4.500%, due 08/25/18		304,759
454,567		Wells Fargo Mortgage Backed Securities Trust, 5.388%, due 08/25/35		441,672
				8,080,401
		Whole Loan Collateral PAC: 0.1%
116,034		MASTR Alternative Loans Trust, 8.500%, due 05/25/33		117,791
				117,791
		Whole Loan Collateral Support CMO: 0.1%
131,133		Banc of America Mortgage Securities, 5.500%, due 11/25/33		127,028
				127,028
		Total Collateralized Mortgage Obligations (Cost $12,027,723)		11,698,368
MUNICIPAL BONDS: 0.2%
		Municipal: 0.2%
$30,000		City of New York NY, 5.000%, due 04/01/35		$30,577
260,000		Michigan Tobacco Settlement Finance Authority, 7.309%, due 06/01/34		261,590
				292,167
		Total Municipal Bonds (Cost $290,680)		292,167
OTHER BONDS: 0.1%
		Foreign Government Bonds: 0.1%
71,000	@@	Mexico Government International Bond, 6.750%, due 09/27/34		68,799
				68,799
		Multi-National: 0.0%
71,000	@@	Corp. Andina de Fomento CAF, 5.125%, due 05/05/15		66,451
				66,451
		Total Other Bonds (Cost $147,557)		135,250
		Total Long-Term Investments (Cost $171,614,984)		182,443,775
SHORT-TERM INVESTMENTS: 21.2%
		Repurchase Agreement: 8.1%
15,989,000		Goldman Sachs Repurchase Agreement dated 05/31/06, 5.020%, due 06/01/06, 15,991,230 $to be received upon repurchase (Collateralized by $16,446,000 Federal Home Loan Mortgage Corporation, 3.750%, market value plus accrued interest $16,309,032, due 04/15/07)		15,989,000
		Total Repurchase Agreements Cost $15,989,000)		15,989,000
		Securities Lending Collateralcc: 13.1%
25,649,888		The Bank of New York Institutional Cash Reserves Fund		25,649,888
		Total Securities Lending Collateral (Cost $25,649,888)		25,649,888
		Total Short-Term Investments (Cost $41,638,888)		41,638,888
		Total Investments in Securities (Cost $213,253,871)*	114.0%	$224,082,663
		Other Assets and Liabilities-Net	(14.0)	(27,435,227)
		Net Assets	100.0%	$196,647,436

@                                    Non-income producing security

@@                        Foreign Issuer

See Accompanying Notes to Financial Statements

62

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND	AS OFMAY 31, 2006 (CONTINUED)

+                 Step-up basis bonds. Interest rates shown reflect current coupon rates.

(1)          Step rate will only become effective after optional redemption date. The optional redemption date begins after the payment date in which aggregate principal balance of the mortgage loans is less than 10% of the pool balance as of the closing date.

#                 Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C                Bond may be called prior to maturity date.

cc            Securities purchased with cash collateral for securities loaned.

W           When-issued or delayed delivery security.

S                 Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

I                    Illiquid security

L                 Loaned security, a portion or all of the security is on loan at May 31, 2006.

X               Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*                 Cost for federal income tax purposes is $215,209,283.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$12,260,240
Gross Unrealized Depreciation	(3,386,860)
Net Unrealized Appreciation	$ 8,873,380

Information concerning open future contracts at May 31, 2006 is shown below:

Long Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized (Loss)
90 Day Eurodollar	44	$10,403,250	09/18/06	$(32,861)
U.S. 2 Year Note	60	$12,193,126	09/29/06	$(19,987)
U.S. 5 Year Note	36	$3,729,938	09/29/06	$(14,851)
				$(67,699)

Short Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain
U.S. Long Bond	26	$(2,761,688)	09/20/06	$18,737
90 Day Eurodollar	44	$(10,407,100)	03/19/07	$39,984
U.S. 10 Year Note	7	$(734,453)	09/20/06	$4,340
				$63,061

Information concerning the Interest Rate Swap Agreements outstanding at May 31, 2006, is shown below:

	Termination Date	Unrealized (Depreciation)
Receive a floating rate equal to 6-month USD-LIBOR plus 2.255% on $462,287 and pay a fixed rate equal to 1.0% on ¥100,000,000. Upon termination of the contract, receive $462,287 and pay ¥100,000,000. Counterparty: UBS AG	03/01/34	$(12,531)
		$(12,531)

Information concerning the Credit Default Swap Agreements outstanding at May 31, 2006, is shown below:

			Unrealized
	Termination	Notional	Appreciation
	Date	Principal	(Depreciation)
Dow Jones CDX.NA.IG.6 Receive $2,446,000 upon event of default and pay 0.40% Counterparty: UBS AG	06/20/11	$2,446,000	$451
Dow Jones CDX.NA.HY.6 Receive $322,000 upon event of default and pay 3.450% Counterparty: UBS AG	06/20/11	$ 322,000	$(603)
Georgia Pacific Pay $42,000 upon event of default and receive 3.550% Counterparty: Citigroup	12/20/10	$ 42,000	$(2,569)
			$(2,721)

See Accompanying Notes to Financial Statements

63

PORTFOLIO OF INVESTMENTS
ING EQUITY INCOME FUND	AS OFMAY 31, 2006

Shares			Value
COMMON STOCK: 98.8%
		Aerospace/Defense: 1.0%
22,300		Goodrich Corp.	$950,649
			950,649
		Agriculture: 2.5%
31,025		Altria Group, Inc.	2,244,659
			2,244,659
		Banks: 17.4%
98,421		Bank of America Corp.	4,763,576
9,900		Comerica, Inc.	542,025
33,400		National City Corp.	1,231,792
31,000		PNC Financial Services Group, Inc.	2,136,210
35,100		SunTrust Banks, Inc.	2,657,421
11,600	@@	UBS AG	1,313,352
26,300		US BanCorp.	811,881
17,325		Wachovia Corp.	926,888
24,450		Wells Fargo & Co.	1,622,747
			16,005,892
		Beverages: 1.1%
7,500	@@,L	Diageo PLC ADR	496,425
7,800		PepsiCo, Inc.	471,588
			968,013
		Building Materials: 0.5%
10,200		American Standard Cos, Inc.	433,398
			433,398
		Chemicals: 6.7%
20,500		Air Products & Chemicals, Inc.	1,329,425
58,500		Dow Chemical Co.	2,332,395
31,700		EI Du Pont de Nemours & Co.	1,348,201
17,100		PPG Industries, Inc.	1,100,214
			6,110,235
		Commercial Services: 0.5%
13,900	L	RR Donnelley & Sons Co.	447,302
			447,302
		Cosmetics/Personal Care: 0.6%
8,600		Colgate-Palmolive Co.	518,924
			518,924
		Diversified Financial Services: 8.6%
73,975		Citigroup, Inc.	3,646,968
50,000		JPMorgan Chase & Co.	2,132,000
29,450		Merrill Lynch & Co., Inc.	2,132,475
			7,911,443
		Electric: 11.5%
19,800		Consolidated Edison, Inc.	873,180
29,600		Dominion Resources, Inc.	2,148,368
6,000		Entergy Corp.	420,660
23,300		Exelon Corp.	1,319,013
54,800		FPL Group, Inc.	2,182,683
13,500		PPL Corp.	401,895
37,600		Puget Energy, Inc.	796,744
20,800		SCANA Corp.	792,896
25,700	L	Southern Co.	821,629
14,000		TXU Corp.	802,200
			10,559,268
		Food: 3.7%
32,400		Campbell Soup Co.	$1,140,156
25,000		General Mills, Inc.	1,297,250
20,200		Kellogg Co.	951,420
			3,388,826
		Forest Products & Paper: 1.6%
25,800		International Paper Co.	876,684
9,200	L	Weyerhaeuser Co.	588,432
			1,465,116
		Healthcare-Products: 1.5%
37,000		Baxter International, Inc.	1,394,900
			1,394,900
		Household Products/Wares: 1.4%
20,900		Kimberly-Clark Corp.	1,268,003
			1,268,003
		Insurance: 4.7%
20,800	@@	ACE Ltd	1,076,816
23,500		Allstate Corp.	1,292,735
38,800		Chubb Corp.	1,960,564
			4,330,115
		Machinery-Construction & Mining: 2.6%
33,000		Caterpillar, Inc.	2,407,350
			2,407,350
		Media: 0.7%
11,800		Gannett Co., Inc.	637,318
			637,318
		Mining: 1.9%
53,300		Alcoa, Inc.	1,690,676
			1,690,676
		Miscellaneous Manufacturing: 2.7%
7,100		3M Co.	593,986
55,900		General Electric Co.	1,915,134
			2,509,120
		Office/Business Equipment: 1.4%
32,200		Pitney Bowes, Inc.	1,313,116
			1,313,116
		Oil & Gas: 10.8%
25,400	@@,L	BP PLC ADR	1,795,780
52,900		ConocoPhillips	3,348,041
63,500		Exxon Mobil Corp.	3,867,785
13,553	@@,L	Royal Dutch Shell PLC ADR	938,003
			9,949,609
		Pharmaceuticals: 6.7%
31,400		Abbott Laboratories	1,340,780
5,600	@@	AstraZeneca PLC ADR	296,464
32,600	L	Bristol-Myers Squibb Co.	800,330
44,325		Pfizer, Inc.	1,048,730
58,500		Wyeth	2,675,789
			6,162,093
		Real Estate Investment Trusts: 1.3%
60,100	L	Host Marriott Corp.	1,206,207
			1,206,207

See Accompanying Notes to Financial Statements

64

PORTFOLIO OF INVESTMENTS
ING EQUITY INCOME FUND	AS OFMAY 31, 2006 (CONTINUED)

Shares			Value
		Savings & Loans: 0.6%
10,900		Washington Mutual, Inc.	$500,419
			500,419
		Telecommunications: 6.3%
112,563	L	AT&T, Inc.	2,933,392
37,300		BellSouth Corp.	1,259,621
1,920	@	Embarq Corp.	80,006
38,000		Sprint Corp.	805,980
23,600	L	Verizon Communications, Inc.	736,556
			5,815,555
		Transportation: 0.5%
5,800		United Parcel Service, Inc.	467,190
			467,190
		Total Common Stock (Cost $78,939,110)	90,655,396

Principal Amount			Value

SHORT-TERM INVESTMENTS: 10.6%
	Securities Lending Collateralcc: 10.6%
$9,777,819	The Bank of New York Institutional Cash Reserves Fund		9,777,819
	Total Short-Term Investments (Cost $9,777,819)		9,777,819
	Total Investments in Securities (Cost $88,716,929)*	109.4%	$100,433,215
	Other Assets and Liabilities-Net	(9.4)	(8,664,902)
	Net Assets	100.0%	$91,768,313

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2006.
*	Cost for federal income tax purposes is $88,931,239.
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation		$13,276,440
	Gross Unrealized Depreciation		(1,774,464)
	Net Unrealized Appreciation		$11,501,976

See Accompanying Notes to Financial Statements

65

PORTFOLIO OF INVESTMENTS
ING 130/30 FUNDAMENTAL RESEARCH FUND	AS OFMAY 31, 2006

Shares			Value
COMMON STOCK: 125.9%
		Advertising: 1.2%
1,200		Omnicom Group	$114,132
			114,132
		Aerospace/Defense: 3.0%
4,500		United Technologies Corp.	281,340
			281,340
		Agriculture: 3.0%
4,000		Altria Group, Inc.	289,400
			289,400
		Apparel: 1.9%
2,300		Nike, Inc.	184,713
			184,713
		Banks: 7.1%
3,700		Bank of America Corp.	179,080
5,800		Bank of New York	192,734
4,600		Wells Fargo & Co.	305,302
			677,116
		Beverages: 1.5%
2,400		PepsiCo, Inc.	145,104
			145,104
		Biotechnology: 3.7%
3,300	@	Amgen, Inc.	223,047
2,200	@	Genzyme Corp.	130,900
			353,947
		Chemicals: 2.0%
1,500		Air Products & Chemicals, Inc.	97,275
4,700		Celanese Corp.	92,637
			189,912
		Computers: 6.0%
5,700	@	Dell, Inc.	144,666
18,300	@	EMC Corp.	234,240
8,300	@	Seagate Technology, Inc.	193,805
			572,711
		Cosmetics/Personal Care: 4.1%
2,800		Colgate-Palmolive Co.	168,952
4,000		Procter & Gamble Co.	217,000
			385,952
		Distribution/Wholesale: 1.2%
1,700	@	Wesco International, Inc.	111,758
			111,758
		Diversified Financial Services: 9.3%
2,200		Capital One Financial Corp.	182,094
5,700		Citigroup, Inc.	281,010
3,600		Countrywide Financial Corp.	137,808
1,100		Franklin Resources, Inc.	98,945
1,300		Merrill Lynch & Co., Inc.	94,133
1,600		Morgan Stanley	95,392
			889,382
		Electric: 3.8%
2,500		Exelon Corp.	$141,525
5,200	@	Mirant Corp.	129,376
1,400		Public Service Enterprise Group, Inc.	89,222
			360,123
		Electronics: 5.7%
16,600	@,@@	Flextronics International Ltd.	186,916
2,300		Jabil Circuit, Inc.	80,086
9,100		Symbol Technologies, Inc.	108,017
2,900	@	Thomas & Betts Corp.	166,750
			541,769
		Energy-Alternate Sources: 0.5%
3,200	@	KFX, Inc.	45,120
			45,120
		Engineering & Construction: 2.1%
15,600	@@	ABB Ltd. ADR	196,872
			196,872
		Food: 1.5%
2,500		Hershey Foods Corp.	142,275
			142,275
		Healthcare-Services: 2.7%
2,000	@	Health Net, Inc.	86,040
4,200	@	Triad Hospitals, Inc.	169,176
			255,216
		Insurance: 4.8%
3,400	@@	ACE Ltd.	176,018
2,500	@@	Axis Capital Holdings Ltd.	65,500
4,300		Genworth Financial, Inc.	144,007
1,700		St. Paul Cos.	74,834
			460,359
		Internet: 1.6%
4,800	@	Yahoo!, Inc.	151,632
			151,632
		Investment Companies: 4.0%
15,700	@	KKR Private Equity Investors LP	377,899
			377,899
		Iron/Steel: 1.3%
2,000		Allegheny Technologies, Inc.	127,260
			127,260
		Lodging: 2.8%
2,200		Harrah’s Entertainment, Inc.	167,288
3,700		Hilton Hotels Corp.	101,602
			268,890
		Media: 1.8%
5,800		Time Warner, Inc.	99,818
1,900	@	Viacom, Inc.	71,725
			171,543

See Accompanying Notes to Financial Statements

66

PORTFOLIO OF INVESTMENTS
ING 130/30 FUNDAMENTAL RESEARCH FUND	AS OFMAY 31, 2006 (CONTINUED)

Shares			Value
		Miscellaneous Manufacturing: 6.6%
1,600		Cooper Industries Ltd.	$142,496
8,500		General Electric Co.	291,210
4,100		Roper Industries, Inc.	192,044
			625,750
		Oil & Gas: 7.4%
2,100		ENSCO International, Inc.	104,979
5,600		Exxon Mobil Corp.	341,096
3,200	@	Newfield Exploration Co.	136,736
3,500	@	Plains Exploration & Production Co.	124,950
			707,761
		Oil & Gas Services: 3.0%
2,900		Schlumberger Ltd.	190,153
1,800	@	Weatherford International Ltd.	93,672
			283,825
		Pharmaceuticals: 9.5%
3,300		Abbott Laboratories	140,910
3,500	@	Medco Health Solutions, Inc.	188,650
11,800		Pfizer, Inc.	279,188
3,500	@@	Teva Pharmaceutical Industries Ltd. ADR	127,435
3,600		Wyeth	164,664
			900,847
		Retail: 8.7%
1,500		Abercrombie & Fitch Co.	86,775
3,100	@	Cheesecake Factory	90,706
13,100		CVS Corp.	365,490
2,200		Home Depot, Inc.	83,864
2,800		Target Corp.	136,976
3,500	@	Urban Outfitters, Inc.	64,995
			828,806
		Semiconductors: 6.0%
7,700		Intel Corp.	138,754
2,500	@,@@	Marvell Technology Group Ltd.	119,175
4,300		Maxim Integrated Products	132,139
19,100	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	180,877
			570,945
		Telecommunications: 8.1%
7,100	@	Arris Group, Inc.	85,342
7,600		AT&T, Inc.	198,056
6,700	@	Cisco Systems, Inc.	131,856
4,500	@	Corning, Inc.	109,125
3,800	@	Tellabs, Inc.	54,340
6,100		Verizon Communications, Inc.	190,381
			769,100
		Total Common Stock (Cost $12,499,691)	11,981,459

Principal Amount			Value
SHORT-TERM INVESTMENTS: 3.7%
	Repurchase Agreement: 3.7%
$354,000	Morgan Stanley Repurchase Agreement dated 05/31/06, 5.020%, due 06/01/06, $354,049 to be received upon repurchase (Collateralized by $335,000 Federal National Mortgage Association, 6.250%, Market Value plus accrued interest $365,243, due 05/15/29)		$354,000
	Total Short-Term Investments (Cost $354,000)		354,000
	Total Investments in Securities (Cost $12,853,691)*	129.6%	$12,335,459
	Other Assets and Liabilities-Net	(29.6)	(2,815,348)
	Net Assets	100.0%	$9,520,111

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
*	Cost for federal income tax purposes is $12,872,940.
	Net unrealized depreciation consists of:
	Gross Unrealized Appreciation		$34,665
	Gross Unrealized Depreciation		(572,146)
	Net Unrealized Depreciation		$(537,481)

The following short positions were held by the ING 130/30 Fundamental Research Fund at May 31, 2006:

Shares	Descriptions	Market Value
(1,900)	Centex Corp.	$(90,611)
(1,600)	Cigna Corp.	(148,384)
(2,700)	Cognos, Inc.	(82,782)
(2,800)	Costco Wholesale Corp.	(148,204)
(2,700)	Darden Restaurants, Inc.	(95,607)
(4,600)	Hewlett-Packard Co.	(148,948)
(2,400)	Kimberly Clark Corp.	(145,608)
(2,800)	Kohls Corp.	(150,332)
(4,400)	Merck & Company	(146,476)
(5,000)	Navistar Intl.	(132,900)
(2,100)	Omnicare, Inc.	(97,356)
(3,000)	Principal Financial Group	(163,950)
(3,600)	Red Hat, Inc.	(94,392)
(4,200)	Royal Caribbean Cruises Ltd.	(159,936)
(2,200)	Safeco Corp.	(121,814)
(4,900)	Shaw Group, Inc.	(130,536)
(2,100)	State Street Corp.	(130,410)
(2,700)	Stryker Corp.	(118,530)
(4,500)	Tyco Intl. Ltd.	(121,995)
(5,000)	Veeco Instruments, Inc.	(120,850)
(4,400)	Walgreens Co.	(178,640)
(3,700)	Williams-Sonoma, Inc.	(133,755)
	Total Short Positions (Proceeds $2,966,497)	$(2,862,016)

See Accompanying Notes to Financial Statements

67

PORTFOLIO OF INVESTMENTS
ING GROWTH FUND	AS OFMAY 31, 2006

Shares			Value
COMMON STOCK: 99.2%
		Aerospace/Defense: 3.3%
23,900		Boeing Co.	$1,989,675
7,900		Lockheed Martin Corp.	572,671
			2,562,346
		Agriculture: 1.9%
16,995		Monsanto Co.	1,430,299
			1,430,299
		Apparel: 1.5%
39,900	@	Coach, Inc.	1,160,292
			1,160,292
		Beverages: 4.2%
23,700		Coca-Cola Co.	1,043,511
35,500		PepsiCo, Inc.	2,146,330
			3,189,841
		Biotechnology: 1.3%
14,500	@	Amgen, Inc.	980,055
			980,055
		Computers: 6.7%
12,000	@	Apple Computer, Inc.	717,240
36,100		Hewlett-Packard Co.	1,168,918
28,600		International Business Machines Corp.	2,285,140
17,600	@,L	Sandisk Corp.	990,352
			5,161,650
		Cosmetics/Personal Care: 4.0%
55,945		Procter & Gamble Co.	3,035,016
			3,035,016
		Diversified Financial Services: 6.2%
29,200		American Express Co.	1,587,312
5,800		Goldman Sachs Group, Inc.	875,510
10,800		Legg Mason, Inc.	1,036,044
17,500		Merrill Lynch & Co., Inc.	1,267,175
			4,766,041
		Entertainment: 1.5%
30,200		International Game Technology	1,124,346
			1,124,346
		Healthcare-Products: 4.8%
26,400		Baxter International, Inc.	995,280
10,700		CR Bard, Inc.	791,907
22,300	@	Gen-Probe, Inc.	1,204,200
17,100	@,L	Hologic, Inc.	675,279
			3,666,666
		Healthcare-Services: 3.1%
11,587	@	Coventry Health Care, Inc.	605,421
10,000	@	Laboratory Corp. of America Holdings	593,600
16,400	@	WellPoint, Inc.	1,173,912
			2,372,933
		Insurance: 3.0%
12,900		Hartford Financial Services Group, Inc.	1,134,426
15,300		Prudential Financial, Inc.	1,165,095
			2,299,521
		Internet: 3.3%
4,200	@,L	Google, Inc.	$1,561,644
30,000	@,L	Yahoo!, Inc.	947,700
			2,509,344
		Lodging: 1.3%
12,800		Harrah’s Entertainment, Inc.	973,312
			973,312
		Machinery-Diversified: 0.9%
10,600		Rockwell Automation, Inc.	723,768
			723,768
		Media: 1.4%
20,100		McGraw-Hill Cos, Inc.	1,037,160
			1,037,160
		Miscellaneous Manufacturing: 9.0%
17,500		Cooper Industries Ltd.	1,558,550
22,314		Danaher Corp.	1,430,551
114,072		General Electric Co.	3,908,107
			6,897,208
		Oil & Gas: 2.1%
19,928	@,L	Transocean, Inc.	1,621,541
			1,621,541
		Oil & Gas Services: 3.2%
9,000		Halliburton Co.	671,310
27,400		Schlumberger Ltd.	1,796,618
			2,467,928
		Pharmaceuticals: 7.8%
11,000	@	Barr Pharmaceuticals, Inc.	579,700
43,500	@	Gilead Sciences, Inc.	2,493,855
24,500	@	Hospira, Inc.	1,097,845
33,800	@	Medco Health Solutions, Inc.	1,821,820
			5,993,220
		Retail: 8.7%
19,200		Abercrombie & Fitch Co.	1,110,720
46,900		CVS Corp.	1,308,510
29,500	@	Office Depot, Inc.	1,226,315
40,600	@,L	Starbucks Corp.	1,447,390
32,500		Wal-Mart Stores, Inc.	1,574,625
			6,667,560
		Semiconductors: 3.1%
39,700	@,@@,L	ASML Holding NV	807,498
17,300	@,@@	Marvell Technology Group Ltd.	824,691
28,100		National Semiconductor Corp.	721,608
			2,353,797
		Software: 5.0%
32,300	@,L	Adobe Systems, Inc.	924,749
21,100	@	Autodesk, Inc.	767,829
29,800	@	Citrix Systems, Inc.	1,119,884
18,300	@	Intuit, Inc.	1,011,807
			3,824,269
		Telecommunications: 10.4%
179,600	@	Cisco Systems, Inc.	3,534,528
41,500	@	Corning, Inc.	1,006,375
16,900	@,L	NII Holdings, Inc.	920,374

See Accompanying Notes to Financial Statements

68

PORTFOLIO OF INVESTMENTS
ING GROWTH FUND	AS OFMAY 31, 2006 (CONTINUED)

Shares			Value
		Telecommunications (continued)
42,800		Qualcomm, Inc.	$1,934,988
40,100	@,L	Tellabs, Inc.	573,430
			7,969,695
		Transportation: 1.5%
21,300		Norfolk Southern Corp.	1,123,788
			1,123,788
		Total Common Stock (Cost $67,836,394)	75,911,596

Principal Amount			Value
SHORT-TERM INVESTMENTS: 12.1%
		Repurchase Agreement: 3.0%
$2,301,000		Morgan Stanley Repurchase Agreement dated 05/31/06, 5.020%, due 06/01/06, $2,301,321 to be received upon repurchase (Collateralized by $2,370,000 Federal National Mortgage Association, 5.000%, Market Value plus accrued interest $2,390,661, due 01/23/09)	2,301,000
		Total Repurchase Agreement (Cost $2,301,000)	2,301,000
		Securities Lending Collateralcc: 9.1%
		The Bank of New York Institutional Cash Reserves Fund	6,974,864
		Total Securities Lending Collateral (Cost $6,974,864)	6,974,864
		Total Short-Term Investments (Cost $9,275,864)	9,275,864
	Total Investments in Securities (Cost $77,112,258)*	111.3%	$85,187,460
	Other Assets and Liabilities-Net	(11.3)	(8,619,786)
	Net Assets	100.0%	$76,567,674

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2006.
*	Cost for federal income tax purposes is $78,181,134.
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation		$8,798,975
	Gross Unrealized Depreciation		(1,792,649)
	Net Unrealized Appreciation		$7,006,326

See Accompanying Notes to Financial Statements

69

PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND	AS OFMAY 31, 2006

Shares			Value
COMMON STOCK: 98.6%
		Aerospace/Defense: 2.8%
25,544		DRS Technologies, Inc.	$1,360,473
15,350	@	Innovative Solutions & Support, Inc.	206,611
8,100	@	MTC Technologies, Inc.	224,532
34,600	@	Teledyne Technologies, Inc.	1,185,050
14,900	@	TransDigm Group, Inc.	375,331
			3,351,997
		Apparel: 1.5%
21,700	@,@@	Gildan Activewear, Inc.	910,532
48,600	@	Warnaco Group, Inc.	874,314
			1,784,846
		Banks: 4.7%
110,000		Bank Mutual Corp.	1,279,300
22,000		Chemical Financial Corp.	642,620
17,712		IBERIABANK Corp.	1,078,484
34,870		Texas Regional Bancshares, Inc.	1,101,543
13,401		UMB Financial Corp.	431,780
30,000		Whitney Holding Corp.	1,084,200
			5,617,927
		Biotechnology: 0.4%
12,000	@	Integra LifeSciences Holdings Corp.	461,280
			461,280
		Building Materials: 1.5%
8,800	@	Genlyte Group, Inc.	614,064
35,900	@	Goodman Global, Inc.	608,505
41,000	@	US Concrete, Inc.	507,580
			1,730,149
		Chemicals: 2.5%
19,300		Albemarle Corp.	926,400
37,500		Olin Corp.	664,125
60,600		UAP Holding Corp.	1,430,160
			3,020,685
		Commercial Services: 4.4%
19,200	@	Advisory Board Co.	992,640
15,300		Arbitron, Inc.	609,858
24,000	@	Bright Horizons Family Solutions, Inc.	854,400
13,400		Chemed Corp.	721,590
50,602	@	DiamondCluster International, Inc.	482,743
16,000	@	Exponent, Inc.	480,000
15,200	@	Huron Consulting Group, Inc.	465,576
19,600	@	Labor Ready, Inc.	453,740
3,900	@	Resources Connection, Inc.	99,450
			5,159,997
		Computers: 5.7%
10,000		Agilysys, Inc.	165,000
18,500	@	Anteon International Corp.	1,017,870
54,900	@	Electronics for Imaging	1,286,307
43,550	@	InterVoice, Inc.	286,559
28,400	@	Kronos, Inc.	1,136,000
26,900	@	Micros Systems, Inc.	1,106,935
18,500		MTS Systems Corp.	$772,375
57,600	@	Palm, Inc.	949,248
			6,720,294
		Distribution/Wholesale: 1.7%
27,360	@	Brightpoint, Inc.	584,957
6,000		Watsco, Inc.	336,060
17,000	@	Wesco International, Inc.	1,117,580
			2,038,597
		Diversified Financial Services: 1.4%
6,000		International Securities Exchange, Inc.	245,160
19,300	@	Knight Capital Group, Inc.	297,606
4,200		National Financial Partners Corp.	188,370
19,400		Nuveen Investments, Inc.	871,254
			1,602,390
		Electric: 0.8%
34,600		ITC Holdings Corp.	896,486
			896,486
		Electrical Components & Equipment: 1.0%
25,100		Ametek, Inc.	1,145,313
			1,145,313
		Electronics: 1.8%
24,700	@	Thomas & Betts Corp.	1,420,250
14,300	@	Trimble Navigation Ltd.	656,942
			2,077,192
		Energy-Alternate Sources: 0.6%
18,000	@	Headwaters, Inc.	494,100
17,600	@	KFX, Inc.	248,160
			742,260
		Engineering & Construction: 0.6%
14,200		Washington Group International, Inc.	765,238
			765,238
		Entertainment: 0.9%
28,500	@	Macrovision Corp.	642,390
40,000	@	Sunterra Corp.	413,600
			1,055,990
		Environmental Control: 0.6%
24,000		Metal Management, Inc.	753,360
			753,360
		Food: 0.5%
22,600		Corn Products International, Inc.	602,968
			602,968
		Gas: 2.2%
25,000		New Jersey Resources Corp.	1,123,000
26,400		Peoples Energy Corp.	990,528
17,000		WGL Holdings, Inc.	489,600
			2,603,128
		Healthcare-Products: 3.6%
18,800	@	Arthrocare Corp.	794,112
21,500	@	DJ Orthopedics, Inc.	824,525
9,300	@	Gen-Probe, Inc.	502,200

See Accompanying Notes to Financial Statements

70

PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND	AS OFMAY 31, 2006 (CONTINUED)

Shares			Value
		Healthcare-Products (continued)
9,500	@	Haemonetics Corp.	$479,750
3,200	@	Intuitive Surgical, Inc.	356,128
16,000	@	Kyphon, Inc.	635,040
11,700		LCA-Vision, Inc.	635,778
			4,227,533
		Healthcare-Services: 3.4%
17,500	@	Amedisys, Inc.	625,625
10,200	@	Magellan Health Services, Inc.	412,590
42,100	@	Psychiatric Solutions, Inc.	1,237,740
18,400	@	Sierra Health Services	758,080
10,500	@	United Surgical Partners International, Inc.	326,655
12,900	@	WellCare Health Plans, Inc.	641,775
			4,002,465
		Household Products: 1.0%
17,376	@	Central Garden & Pet Co.	727,533
12,500	@	Fossil, Inc.	227,875
23,700		Toro Co.	1,143,999
			2,099,407
		Insurance: 2.5%
15,400		Commerce Group, Inc.	873,950
10,100	@	Darwin Professional Underwriters, Inc.	194,526
30,100		Horace Mann Educators Corp.	504,175
28,400		Ohio Casualty Corp.	848,308
44,500	@,@@	RAM Holdings Ltd.	574,050
			2,995,009
		Internet: 2.0%
10,000	@	F5 Networks, Inc.	485,200
43,000	@	Openwave Systems, Inc.	608,020
70,200	@	Sapient Corp.	375,570
54,500	@	Valueclick, Inc.	858,920
			2,327,710
		Investment Companies: 3.2%
39,000		Apollo Investment Corp.	742,560
41,850		iShares Russell 2000 Index Fund	3,007,760
			3,750,320
		Iron/Steel: 2.6%
6,200		Allegheny Technologies, Inc.	394,506
10,100		Carpenter Technology	1,129,180
9,800		Cleveland-Cliffs, Inc.	721,476
87,000	@@	Gerdau AmeriSteel Corp.	807,360
			3,052,522
		Leisure Time: 0.4%
41,700	@	K2, Inc.	459,951
			459,951
		Machinery-Diversified: 1.7%
14,000		Cognex Corp.	351,540
4,000	@	Middleby Corp.	357,320
37,300		Wabtec Corp.	1,304,381
			2,013,241
		Mining: 0.7%
23,000	@@	Inmet Mining Corp.	850,892
			850,892
		Miscellaneous Manufacturing: 1.4%
14,000		Barnes Group, Inc.	$578,060
7,000	@	Ceradyne, Inc.	305,690
26,200		Pall Corp.	788,358
			1,672,108
		Oil & Gas: 2.6%
47,500	@	Denbury Resources, Inc.	1,501,000
35,300	@	EXCO Resources, Inc.	423,600
3,500		Holly Corp.	292,005
27,200	@	Southwestern Energy Co.	878,560
			3,095,165
		Oil & Gas Services: 6.1%
23,500	@	Core Laboratories NV	1,327,750
19,300	@	FMC Technologies, Inc.	1,288,082
52,000	@	Global Industries Ltd.	1,009,320
14,400	@	Helix Energy Solutions	510,624
18,000	@	Hydril	1,348,020
25,600	@	Oil States International, Inc.	889,344
26,300	@	Superior Energy Services	865,270
			7,238,410
		Pharmaceuticals: 3.0%
36,500	@	Alkermes, Inc.	723,430
11,300	@	Amylin Pharmaceuticals, Inc.	513,585
11,300	@	Cubist Pharmaceuticals, Inc.	267,471
29,800	@	First Horizon Pharmaceutical Corp.	629,078
26,500	@	HealthExtras, Inc.	796,060
7,200	@	Neurocrine Biosciences, Inc.	141,912
10,100	@	United Therapeutics Corp.	486,416
			3,557,952
		Real Estate Investment Trusts: 3.9%
33,000		Acadia Realty Trust	705,870
7,700		Alexandria Real Estate Equities, Inc.	646,492
63,400		Innkeepers USA Trust	983,968
34,600		Lexington Corporate Properties Trust	703,764
36,719		National Health Investors, Inc.	982,600
23,000		Sunstone Hotel Investors, Inc.	637,100
			4,659,794
		Retail: 5.9%
22,000	@	Aeropostale, Inc.	544,280
20,100	@	Burger King Holdings, Inc.	375,870
38,400		Casey’s General Stores, Inc.	859,776
22,000		Cash America International, Inc.	676,940
25,700		Claire’s Stores, Inc.	698,269
23,326	@	GameStop Corp.	1,001,618
20,500		Lone Star Steakhouse & Saloon	533,615
16,900		Regis Corp.	586,092
33,500		Stage Stores, Inc.	1,090,425
10,100	@	Tractor Supply Co.	561,661
			6,928,546
		Savings & Loans: 2.9%
65,000		Brookline Bancorp, Inc.	930,800
92,000		First Niagara Financial Group, Inc.	1,296,280
87,200		NewAlliance Bancshares, Inc.	1,226,904
			3,453,984

See Accompanying Notes to Financial Statements

71

PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND	AS OFMAY 31, 2006 (CONTINUED)

Shares			Value
		Semiconductors: 4.7%
44,000	@	Actel Corp.	$610,720
25,000	@	ADE Corp.	805,250
57,900	@	Entegris, Inc.	560,472
15,000	@	Formfactor, Inc.	581,100
65,500	@	Integrated Device Technology, Inc.	939,270
40,800	@	Micrel, Inc.	459,408
24,300	@	Power Integrations, Inc.	428,166
37,500	@	Varian Semiconductor Equipment Associates, Inc.	1,160,625
			5,545,011
		Software: 5.7%
56,500	@	Activision, Inc.	738,455
26,300	@	Ansys, Inc.	1,326,572
25,700	@	Filenet Corp.	669,485
71,400	@	Informatica Corp.	1,003,884
37,000		MoneyGram International, Inc.	1,294,260
34,500	@	Progress Software Corp.	803,160
41,150	@	THQ, Inc.	960,030
			6,795,846
		Storage/Warehousing: 0.6%
20,900	@	Mobile Mini, Inc.	655,215
			655,215
		Telecommunications: 2.2%
43,000	@	Arris Group, Inc.	516,860
21,600	@	Netgear, Inc.	505,656
18,000		Otelco, Inc.	322,200
37,500	@	Powerwave Technologies, Inc.	367,125
21,500	@	RCN Corp.	564,805
15,000	@	SBA Communications Corp.	343,350
			2,619,996
		Textiles: 0.7%
22,100		G&K Services, Inc.	853,502
			853,502
		Transportation: 1.1%
28,000	@	HUB Group, Inc.	1,324,960
			1,324,960
		Trucking & Leasing: 1.1%
30,600		GATX Corp.	1,328,347
			1,328,347
		Total Common Stock (Cost $100,155,502)	117,637,983

Principal Amount			Value
SHORT-TERM INVESTMENTS: 0.4%
	Repurchase Agreement: 0.4%
$501,000	Goldman Sachs Repurchase Agreement dated 05/31/06, 5.020%, due 06/01/06, $501,070 to be received upon repurchase (Collateralized by $510,000 Federal Home Loan Mortgage Corporation, 4.625%, Market Value plus accrued interest $511,136, due 02/21/08)		$501,000

	Total Short-Term Investments (Cost $501,000)		501,000
	Total Investments in Securities (Cost $100,656,502)*	99.8%	$118,138,983
	Other Assets and Liabilities-Net	0.2	219,492
	Net Assets	100.0%	$118,358,475

@	Non-income producing security
@@	Foreign Issuer
*	Cost for federal income tax purposes is $100,653,831.
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation		$22,064,427
	Gross Unrealized Depreciation		(4,579,275)
	Net Unrealized Appreciation		$17,485,152

See Accompanying Notes to Financial Statements

72

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended May 31, 2006 were as follows:

Fund Name	Type	Per Share Amount
ING Balanced Fund
Class A	NII	$0.1656
Class B	NII	$0.0818
Class C	NII	$0.0756
Class I	NII	$0.1966
Class O	NII	$0.1723
All Classes	STCG	$0.2342
All Classes	LTCG	$0.5974

ING Equity Income Fund
Class A	NII	$0.1793
Class B	NII	$0.1117
Class C	NII	$0.1026
Class I	NII	$0.2061

ING Growth Fund
Class A	NII	$0.0275
Class I	NII	$0.0421
ING Small Company Fund
All Classes	LTCG	$1.8634

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended May 31, 2006, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Balanced Fund	40.36%
ING Equity Income Fund	100.00%
ING Growth Fund	99.41%

For the year ended May 31, 2006, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Balanced Fund	39.11%
ING Equity Income Fund	100.00%
ING Growth Fund	100.00%

Pursuant to Internal Revenue Code Section 871(k), the Funds designate the following percentages of ordinary distributions as interest-related dividends:

ING Balanced Fund	15.46%
ING Equity Income Fund	0.44%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

73

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Funds are managed under the direction of the Funds’ Boards of Directors. A Director who is not an interested person of the Funds, as defined in the 1940 Act, is an independent Director (“Non-Interested Director”). The Directors of the Fund are listed below. The Statement of Additional Information includes additional information about Directors of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Non-Interested Directors:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	39	Academy of Economics and Finance (February 2006 - Present).

Maria Teresa Fighetti 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Director	April 1994 - Present	Retired. Formerly, Associate Commissioner/Attorney, New York City Department of Mental Health (June 1973 - October 2002).	39	None.

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 71	Director	April 1994 - Present	Self-Employed Consultant (June 2000 - Present).	39	None.

Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Director	June 1991 - Present	Retired. Formerly, President, Thompson Enterprises (September 2004 - September 2005); and Dean, Barney School of Business, University of Hartford (August 1996 - June 2004).	39

Mass Mutual Corporate and Participation Investors (April 1997 - Present); Mass Mutual Premier Series (December 2004 - Present); Mass Mutual MML Series II (April 2005 - Present); and Connecticut Health Foundation (2002 - Present).

Edward T. O’Dell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 70	Director	June 2002 - Present	Retired. Formerly, Partner of Goodwin Procter LLP (June 1996 - September 2000).	39	None

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Director	January 2003 - Present	President, Obermeyer & Associates, Inc. (November 1999 - Present).	39	None

Directors who are “Interested Persons”

J. Scott Fox(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Director	December 1997 - Present	Vice Chairman and Chief Operating Officer, ING Investment Management Co. (April 1994 - Present).	39	IFC Financial Networks (January 2001 - April 2004).

74

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Thomas J. McInerney(3)(4) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 50	Director	April 2002 - April 2006	Chief Executive Officer, ING U.S. Financial Services (January 2005 - Present); General Manager and Chief Executive Officer, ING U.S. Financial Services (December 2003 - December 2004); Chief Executive Officer, ING U.S. Financial Services (September 2001 - December 2003); and General Manager and Chief Executive Officer, ING U.S. Worksite Financial Services (December 2000 - September 2001).	215

Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co., Inc; Ameribest Life Insurance Co.; First Columbine Life Insurance Co.; and Metro Atlanta Chamber of Commerce (January 2003 - Present)

(1)     Directors serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)     Mr. Fox is an “interested person,” as defined under the 1940 Act, because of his relationship with ING Investment Management Co., an affiliate of ING Investments.

(3)     Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(4)     Effective April 28, 2006, Mr. Thomas J. Mclnerney resigned from the Board of the ING Funds and was removed from the Boards’ Committees.

75

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	March 2002 - Present	President and Chief Executive Officer, ING Investments, LLC(2) (December 2000 - Present). Formerly, Chief Operating Officer, ING Investments, LLC(2) (December 2000 - March 2006).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Executive Vice President	April 2002 - Present

Executive Vice President, ING Investments, LLC(2) (December 2001 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2), ING Life Insurance and Annuity Company and Directed Services, Inc. (October 2004 - December 2005); Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005); and Senior Vice President, ING Investments, LLC(2) (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Executive Vice President	March 2002 - Present

Executive Vice President, ING Investments, LLC(2) (July 2000 - Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present); Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC(2) (August 2000 - January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Executive Vice President Chief Compliance Officer	March 2006 - Present November 2004 - Present

Chief Compliance Officer of the ING Funds (November 2004 - Present) and ING Investments, LLC(2), ING Life Insurance and Annuity Company and Directed Services, Inc. (March 2006 - Present) and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Executive Vice President and Chief Operating Officer Assistant Secretary	March 2006 - Present March 2002 - Present

Executive Vice President and Chief Operating Officer, ING Funds Services, LLC(3) and ING Investments, LLC(2) (March 2006 - Present); and Assistant Secretary, ING Funds Services, LLC(3) (October 2001 - Present). Formerly, Senior Vice President, ING Investments, LLC(2) (August 1999 - March 2006).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present

Senior Vice President, ING Funds Services, LLC(3) (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005); and Director of Financial Reporting, ING Investments, LLC(2) (March 2001 - September 2002).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President	December 2003 - Present

Senior Vice President and Assistant Secretary, ING Investments, LLC(2) (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 - October 2003).

Ernest J. C’DeBaca 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	June 2006 - Present

Senior Vice President, ING Funds Services, LLC(3) (April 2006 - Present); Counsel, ING U.S. Financial Services (January 2004 -March 2006); Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

76

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Robert Terris 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 35	Senior Vice President	June 2006 - Present	Senior Vice President of Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (September 2001 - May 2006).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	March 2003 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 - Present); and Vice President (February 1996 - Present) and Director of Compliance (October 2004 - Present), ING Investments, LLC(2). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Vice President	September 2004 - Present

Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004) and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 - October 2001).

Mary A. Gaston 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Vice President	March 2005 - Present

Vice President, ING Funds Services, LLC(3) (April 2005 - Present). Formerly, Assistant Vice President, Financial Reporting, ING Funds Services, LLC(3) (April 2004 - April 2005); Manager, Financial Reporting, ING Funds Services, LLC(3) (August 2002 - April 2004); and Controller, Z Seven Fund, Inc. and Ziskin Asset Management, Inc. (January 2000 - March 2002).

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	March 2006 - Present

Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006). Formerly, Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 29	Assistant Vice President	March 2003 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Secretary	September 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Assistant Secretary	September 2003 - Present

Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

77

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Healy A. Webb 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Assistant Secretary	June 2006 - Present

Managing Paralegal, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Supervisor, ING Funds Services, LLC(3) (August 2005 - May 2006); Project Manager, ING Funds Services, LLC(3) (February 2002 - August 2005); and Fund Administration and Compliance Associate, Capital Research and Management Company (August 1998 - January 2002).

(1)          The officers hold office until the next annual meeting of the Directors and until their successors have been elected and qualified.

(2)          ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)          ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)          ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

78

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Equity Trust was held November 10, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1                  To approve an Agreement and Plan of Reorganization by and among ING Equity and Bond Fund and ING Balanced Fund (“Balanced Fund”), providing for the reorganization of ING Equity and Bond Fund with and into Balanced Fund; and

2                  To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponements(s) thereof, in the discretion of the proxies or their substitutes.

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Equity and Bond Fund	1	2,242,987	34,976	25,709	—	2,303,672
ING Equity and Bond Fund	2	2,238,752	37,120	27,800	—	2,303,672

A special meeting of shareholders of the ING Equity Trust was held November 10, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1                  To approve an Agreement and Plan of Reorganization by and among ING SmallCap Opportunities Fund and ING Small Company Fund (“Small Company Fund”), providing for the reorganization of ING SmallCap Opportunities Fund with and into Small Company Fund; and

2                  To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponements(s) thereof, in the discretion of the proxies or their substitutes.

Results*:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING SmallCap Opportunities Fund	1	2,061,113	75,186	81,044	—	2,217,343
ING SmallCap Opportunities Fund	2	2,010,039	111,546	95,758	—	2,217,343

*                 The Shareholder Meeting for ING SmallCap Opportunities Fund (both proposals) was adjourned to November 29, 2005.

A special adjournment meeting of shareholders of the ING Equity Trust was held November 29, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1                  To approve an Agreement and Plan of Reorganization by and among ING SmallCap Opportunities Fund and ING Small Company Fund (“Small Company Fund”), providing for the reorganization of ING SmallCap Opportunities Fund with and into Small Company Fund; and

2                  To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponements(s) thereof, in the discretion of the proxies or their substitutes.

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SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

Results*:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING SmallCap Opportunities Fund	1	2,518,538	84,976	92,350	—	2,695,864
ING SmallCap Opportunities Fund	2	2,466,775	120,120	108,969	—	2,695,864

*                 The Shareholder Meeting for ING SmallCap Opportunities Fund (both proposals) was adjourned to December 27, 2005.

A special adjournment meeting of shareholders of the ING Equity Trust was held December 27, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1                  To approve an Agreement and Plan of Reorganization by and among ING SmallCap Opportunities Fund and ING Small Company Fund (“Small Company Fund”), providing for the reorganization of ING SmallCap Opportunities Fund with and into Small Company Fund; and

2                  To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponements(s) thereof, in the discretion of the proxies or their substitutes.

Results*:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING SmallCap Opportunities Fund	1	3,114,299	98,521	100,792	—	3,313,612
ING SmallCap Opportunities Fund	2	2,911,051	280,470	122,091	—	3,313,612

*                 The Shareholder Meeting for ING SmallCap Opportunities Fund (both proposals) was adjourned to January 19, 2006.

A special adjournment meeting of shareholders of the ING Equity Trust was held January 19, 2006, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1                  To approve an Agreement and Plan of Reorganization by and among ING SmallCap Opportunities Fund and ING Small Company Fund (“Small Company Fund”), providing for the reorganization of ING SmallCap Opportunities Fund with and into Small Company Fund; and

2                  To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponements(s) thereof, in the discretion of the proxies or their substitutes.

Results*:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING SmallCap Opportunities Fund	1	3,114,419	98,521	100,908	—	3,313,848
ING SmallCap Opportunities Fund	2	2,911,171	280,470	122,207	—	3,313,848

*                 The ING SmallCap Opportunities Fund was unable to obtain sufficient shareholder votes to establish quorum needed to consider and approve the proposed merger. At the January 19th Unified Board meeting, the Unified Board approved rescinding the merger of ING SmallCap Opportunities Fund into ING Small Company Fund. Both Funds will remain in the product line-up.

80

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the board of directors of the fund, including a majority of the directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the Fund (the “Independent Directors”). Consistent with this requirement of the 1940 Act, the board (the “Board”) of certain of the mutual funds within the ING family of funds, including the funds to which this report relates (each, a “Fund” and collectively, the “Funds”), has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with each sub-adviser of the Funds (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2006.

Overview of the Review Process

At a meeting of the Board held on December 14, 2005, the Board, including all of the Independent Directors, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Directors and exclusively of the Independent Directors. The Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) data comparing the performance of certain Funds against “static portfolios” of the Funds over various time periods; (12) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (13) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; and (14) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions presented by independent legal counsel on behalf of the Independent Directors.

The Contracts Committee held meetings on November 1 and 2, 2005 and December 13, 2005, during which the Independent Directors, meeting separately with independent legal counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the Board.

The Independent Directors were assisted by Goodwin Procter LLP, their independent legal counsel, throughout the contract review process. The Independent Directors relied upon the advice of such counsel and their own business

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Directors were based on a comprehensive evaluation of all of the information provided and was not the result of any one factor. Moreover, each Independent Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2006, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board also received information regarding the compensation paid by the Sub-Adviser to attract and retain individuals to perform these services on both as absolute basis and relative to amounts paid by others in the investment management industry.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund, the Codes of Ethics of the Adviser and Sub-Advisers with respect to personal trading by employees with access to portfolio information, other compliance related matters. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing the late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities, including the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds, including fees and expenses for transfer agency, custody and audit services. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that the Adviser and its affiliated companies have significantly reduced the Funds’ brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group determined based upon a methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the one-, three-, five-, and ten-year periods, where applicable, ending June 30, 2005 and September 30, 2005. Summaries of selected portions of the performance information reviewed by the Board, together with the Board’s conclusions regarding the performance of each Fund, are set forth below under “Fund-by-Fund Analysis.” As

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

described in greater detail below, the Board concluded with respect to each Fund that (i) the investment performance is satisfactory and/or (ii) appropriate action is being taken by the Adviser and/or Sub-Adviser to improve such performance.

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Directors received information regarding the fees charged by each Sub-Adviser to similarly managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the fees payable under the Advisory and Sub-Advisory Agreements as a whole. With respect to Funds sub-advised by Sub-Advisers that are not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Advisers by the Adviser in light of the ability of the Adviser to negotiate such fees on an arms-length basis. Summaries of selected portions of the fee and expense information reviewed are set forth below under “Fund-by-Fund Analysis.” After reviewing the foregoing information, and in light of the nature extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arms-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2004 and December 31, 2003, the nine-month period ended September 30, 2005 and the six-month period ended June 30, 2005. With respect to the Adviser and its affiliated companies, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the profitability of the Adviser and the Sub-Adviser attributable to managing and operating each Fund as a whole. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by ING U.S. Financial Services, an affiliate of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

fee for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund’s management fee will decrease, as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2006, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Fund is for periods ended September 30, 2005 and the management fees and expense data described below are as of June 30, 2005.

ING Balanced Fund

In evaluating the investment performance of the ING Balanced Fund, the Board noted that the Fund underperformed its Morningstar category median for all periods presented. The Board received performance information relating to a benchmark index of fixed income securities (the “FISB”) and equity securities (the “ESB”) from which the Board could calculate a composite benchmark index (the “Composite Benchmark”) comprised of 60% ESB and 40% FISB. The Fund outperformed the Composite Benchmark for the most recent quarter, year-to-date and one-year periods, but underperformed its benchmark for the three-, five- and ten-year periods. The Board also considered the fact that the Fund ranked in its Morningstar category in the third quintile for the year-to-date and ten-year periods and in the fourth quintile for most recent quarter, one-, three- and five- year periods. The Board noted that the portfolio manager for the domestic equity component of the Fund was replaced in April 2004 and that the individuals with primary responsibility for asset allocations were replaced in April 2005. The Board considered the fact that the performance of the Fund has improved subsequent to such actions. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for the ING Balanced Fund, the Board noted that the management fee is above the median and the average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group. The Board considered the fact that, at the meeting of the Board held on December 14, 2005, the Board also approved a merger of the ING Convertible Fund with and into the ING Balanced Fund, which transaction is subject to approval by the shareholders of the ING Convertible Fund. The Board noted that the Adviser has agreed to lower the management fee for the ING Balanced Fund upon consummation of such merger, and that the lower management fee, together with the increase in total assets of the ING Balanced Fund, will result in a lower expense ratio for the Fund upon consummation of the merger.

ING Equity Income Fund

In evaluating the investment performance of the ING Equity Income Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median for the most recent quarter and year-to-date periods, but

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underperformed for the one-, three-, five- and ten-year periods; (2) the Fund outperformed its benchmark index for the year-to-date period, but underperformed for all remaining periods; and (3) the Fund is ranked in its Morningstar category in the second quintile for the year-to-date period, the third quintile for the one-year and three-year periods, and in the fifth quintile for the three-, five- and ten-year periods. The Board further noted that, in effort to address concerns regarding the Fund’s performance, in March 2004 the Adviser retained Wellington Investment Management to replace the previous Sub-Adviser and, in connection with this change, modified the Fund’s investment strategy to increase the Fund’s focus on the income component of total return. The Board noted that the Fund’s performance has improved since changing the Fund’s Sub-Adviser and concluded that additional time is needed to evaluate the effectiveness of the change.

In assessing the reasonableness of the management fee and expense ratio for the ING Equity Income Fund, the Board noted that the management fee for the Fund is one basis point above the median and below the average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

ING Growth Fund

In evaluating the investment performance of the ING Growth Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median for the year-to-date and one-year periods, but underperformed for the most recent quarter, three-, five- and ten-year periods; (2) the Fund outperformed its benchmark for the last quarter, year-to-date and one-year periods, but underperformed for the three-, five and ten- year periods; and (3) the Fund is ranked in the Morningstar category in the second quintile for the one-year period, in the third quintile for the most recent quarter, year-to-date and three-year periods and in the fourth quintile for the five- and ten-year periods. The Board further noted that, in effort to address concerns regarding the Fund’s performance, the Sub-Adviser has hired a staff of senior sector analysts to improve stock screenings and analysis and that the performance of the Fund has improved. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Growth Fund, the Board noted that the management fee for the Fund is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Small Company Fund

In evaluating the investment performance of the ING Small Company Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median for the most recent quarter, year-to-date and one-year periods, but underperformed for the three-, five- and ten-year periods; (2) the Fund outperformed its benchmark for the most recent quarter, year-to-date, one- and ten-year periods, but underperformed for the three- and five-year periods; and (3) the Fund is ranked in its Morningstar category in the second quintile for the most recent quarter, year-to-date and one-year periods, in the fourth quintile for the ten-year period and in the fifth quintile for the three- and five-year periods. The Board further noted that, in an effort to address concerns regarding the Fund’s performance, in July 2005 the Sub-Adviser changed the Fund’s portfolio manager and that the performance of the Fund has improved. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee expense ratio for ING Small Company Fund, the Board noted that the management fee for the Fund is one basis point above the median and below the average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

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NEW INVESTMENT ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Section 15 of the 1940 Act mandates that, when a series of ING Series Fund, Inc. (the “Company”) enters into new advisory or sub-advisory arrangements, the Board, including a majority of the Independent Directors, must approve that series’ investment advisory and sub-advisory agreements. Therefore, in order for a new series of the Company to be launched, the Board must approve the advisory and sub-advisory arrangements for that series prior to the commencement of its operations.

At a meeting held on March 30, 2006, the Board considered the approval of new advisory and sub-advisory agreements for ING 130/30 Fundamental Research Fund (the “130/30 Fund”), a new series of the Company that recently commenced operations. Set forth below is a description of the process followed by the Board in considering whether to approve these agreements for an initial term that commenced on April 11, 2006.

Overview of the Review Process

At the meeting of the Board held on March 30, 2006, the Board, including all of the Independent Directors, voted to approve an investment advisory agreement (the “Advisory Agreement”) between the 130/30 Fund and ING Investments, LLC (as defined above, the “Adviser”) and a sub-advisory agreement (the “Sub-Advisory Agreement”) for the 130/30 Fund between the Adviser and ING Investment Management Co. (“ING IM”). Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board.

In considering the Advisory and Sub-Advisory Agreements for the 130/30 Fund, the Contracts Committee considered the role of the Adviser and ING IM in managing other mutual funds in the ING family of funds (each, an “ING Fund” and collectively, the “ING Funds”). The Contracts Committee noted that, in connection with its annual review of advisory and sub-advisory agreements for the ING Funds, which had been completed in December 2005, the Contracts Committee had obtained and reviewed extensive information regarding the qualifications of the Adviser and ING IM to manage the ING Funds, including the following: (1) comparative performance data for each ING Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and ING IM for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the ING Funds; (3) comparative data regarding the total expenses of each ING Fund; (4) copies of each form of advisory agreement and sub-advisory agreement; (5) copies of the codes of ethics of the Adviser and ING IM, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and ING IM; (7) profitability analyses for the Adviser and ING IM with respect to each ING Fund, and all ING Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each ING Fund, their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the ING Funds, including the investment strategies and techniques used by ING IM in managing the ING Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the ING Funds’ brokerage; (11) data comparing the performance of certain ING Funds against “static portfolios” of the ING Funds over various time periods; (12) descriptions of the business continuity and disaster recovery plans of the Adviser and ING IM; (13) descriptions of various compliance programs of the Adviser and ING IM, including the Adviser’s programs for monitoring and enforcing compliance with the ING Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; and (14) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and ING IM in response to a series of detailed questions presented by independent legal counsel on behalf of the Independent Directors.

The Contracts Committee relied upon this information in evaluating the qualifications of the Adviser and ING IM to manage the 130/30 Fund. In addition, the Contracts Committee considered information relating specifically to the investment objective and investment policies of the 130/30 Fund and the ability of the Adviser and ING IM to pursue the Fund’s investment objective by implementing these investment policies. Among other things, the Contracts Committee reviewed information regarding the qualifications of ING IM’s fundamental research team and the success of this team in managing another ING Fund that utilizes, in part, the same investment strategies and techniques as will be used in managing the 130/30 Fund. The Contracts Committee reviewed ING IM’s procedures for ensuring that potential conflicts of interest that may arise from establishing long and short equity positions for different accounts are resolved in a fair and equitable manner. The Contracts Committee also

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reviewed information concerning the expense structure of the 130/30 Fund, including the expenses associated with establishing short positions in equity securities and in borrowing for the purpose of purchasing additional long positions in equity securities.

Prior to voting to recommend approval of the Advisory and Sub-Advisory Agreements for the 130/30 Fund, the Contracts Committee and/or the Board received presentations on three separate occasions from the Adviser and ING IM regarding the investment strategies to be used in pursuing the Fund’s investment objective. The Independent Directors were assisted by Goodwin Procter LLP, their independent legal counsel, throughout this process. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Directors were based on a comprehensive evaluation of all of the information provided and was not the result of any one factor. Moreover, each Independent Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements, the Board evaluated the nature, extent and quality of services that will be provided to the 130/30 Fund by the Adviser and ING IM. Specifically, the Board considered the quantity and quality of the resources available to provide such services and the qualifications of the individuals that will be responsible for performing various investment services for the 130/30 Fund. The Board also considered the quality of the compliance programs of the Adviser and ING IM, including the manner in which the Adviser and ING IM monitor for compliance with the investment policies and restrictions of the ING Funds, the Codes of Ethics of the Adviser and ING IM with respect to personal trading by employees with access to portfolio information, and other compliance related matters. The Board noted that ING IM had adopted portfolio trading conflicts procedures to ensure that potential conflicts of interests that may arise from the “side-by-side” management of certain types of client accounts are resolved in an appropriate manner. The Board also considered the actions taken by the Adviser and ING IM to establish and maintain effective disaster recovery and business continuity plans.

The Board noted that, in connection with its annual contract review process, it had considered a variety of other matters bearing on the nature, extent and quality of the services provided to all of the ING Funds, including the actions taken by the Adviser and its affiliated companies to administer the ING Funds’ policies and procedures for valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board had also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities, including the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the ING Funds, including fees and expenses for transfer agency, custody and audit services. The Board specifically noted that the Adviser and its affiliated companies have significantly reduced the brokerage costs of the ING Funds and their portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the ING Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of mutual funds in the ING complex of funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the 130/30 Fund may realize because the Fund is part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services to be provided by the Adviser and ING IM for the 130/30 Fund, taken as a whole, can be expected to be consistent with the terms of the respective Advisory and Sub-Advisory Agreements and that the fees to be paid for such service are fair and reasonable.

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NEW INVESTMENT ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Fund Performance

The Board noted that the 130/30 Fund has no prior performance record. However, the Board considered the performance achieved by ING IM in operating a “model portfolio” using substantially the same investment strategies as ING IM will use in managing the Fund. In addition, the Board considered the strong relative performance achieved by ING IM in managing another ING Fund utilizing, in part, the same investment strategies and techniques as will be used in managing the long equity positions of the 130/30. Based on this information, the Board concluded that ING IM can be expected to achieve satisfactory performance in managing the portfolio of the 130/30 Fund.

Profitability

The Board noted that the 130/30 Fund is expected to operate with less than $20 million in net assets for the foreseeable future, a substantial portion of which will be derived from an investment of seed capital in the Fund by ING and its affiliated companies. In light of the anticipated size of the Fund and the source of the seed capital, the Board concluded that profitability to the Adviser and ING IM and economies of scale are not material factors to consider at this time.

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ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Convertible Fund

ING Equity Income Fund

ING Real Estate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund

ING Disciplined LargeCap Fund

ING Fundamental Research Fund

ING Growth Fund

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING SmallCap Opportunities Fund

ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund

ING LargeCap Value Fund

ING MagnaCap Fund

ING MidCap Value Fund

ING MidCap Value Choice Fund

ING SmallCap Value Fund

ING SmallCap Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Real Estate Fund

ING Global Science and Technology Fund

ING Global Value Choice Fund

International Equity Funds

ING Emerging Countries Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Fund

ING International Capital Appreciation Fund

ING International Growth Fund

ING International Real Estate Fund

ING International SmallCap Fund

ING International Value Fund

ING International Value Choice Fund

ING Precious Metals Fund

ING Russia Fund

International Fixed-Income Fund

ING Emerging Markets Fixed Income Fund

International Fund-of-Funds

ING Diversified International Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund

ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

*                 An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrants uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrants’ website at www.ingfunds.com and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Information regarding how the Registrants voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrants’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrants files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrants’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrants’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrants by calling Shareholder Services toll-free at 800-992-0180.

Investment Manager

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian

The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the funds. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRAR-ADEABCIO (0506-072806)

Funds

Annual Report

May 31, 2006

Classes A, B, C, I, O and R

Domestic Equity Index Funds

  ING Index Plus LargeCap Fund

  ING Index Plus MidCap Fund

  ING Index Plus SmallCap Fund

Strategic Allocation Funds

  ING Strategic Allocation Conservative Fund (Formerly, ING Strategic Allocation Income Fund)

  ING Strategic Allocation Growth Fund

  ING Strategic Allocation Moderate Fund (Formerly, ING Strategic Allocation Balanced Fund)

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

Go Paperless with E-Delivery!

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Just go to www.ingfunds.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

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PRESIDENT’S LETTER

JAMES M. HENNESSY

Dear Shareholder,

As you may recall in my last letter, I described the enthusiasm that we were experiencing here at ING Funds as we worked to bring more of the world’s investment opportunities to you, the investor.

I am happy to report that enthusiasm is continuing to thrive. With the New Year, we have launched a series of new international mutual funds, each created to bring more of the world’s opportunities to you.

Meanwhile, we have also heard you loud and clear. Our research tells us that many investors report that they find investing an intimidating and overly-complex endeavor. That is why ING is committed to helping investors across the country cut through the confusion and clutter. “Your future. Made easier.SM” are more than words, they represent our promise to you.

Those two objectives — bringing you more of the world’s opportunities and doing it in a way that is easier for you — are behind the development of the ING Diversified International Fund. This new Fund is among those that we launched in January, but it is unique in that it is a fund-of-funds. It is also, we believe, simply an easier way to invest internationally.

The ING Diversified International Fund brings together six distinct, international mutual funds, each managed by well-known asset managers who specialize in key international sub-asset classes. What’s more, the Fund is periodically reviewed by a seasoned team of ING asset allocation experts who re-adjust the Fund’s allocation based on prevailing market conditions.

Best of all: we’ve made it easy. With just one investment, investors can now acquire a broadly diversified, actively managed international equity portfolio.

The ING Diversified International Fund marks one more way that we at ING Funds are continuing to offer you the global expertise, product innovation and world-class service that you have come to expect from us.

On behalf of everyone at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy
President
ING Funds

July 20, 2006

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Fund Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2006

Investors in global equities gained 8.4% in the six months ending May 31, 2006, according to the Morgan Stanley Capital International (“MSCI”) World® Index(1) in dollars, including net reinvested dividends, almost matching the 8.8% six month return ended November 30, 2005 (returning 18.0% for the year ended May 31, 2006). But with just three weeks to go, after the best first calendar quarter since 1998, the gain had been over 15%. At that point, investors were gripped by fears that zealous, inflation fighting central banks would raise U.S. interest rates by more than enough to choke off the global growth enjoyed in recent years. And as May 2006 ended, the only question was whether the late slide was just a correction, or the start of something big. In currencies, the dollar could not maintain its strength from the six months ended November 30, 2005, as some of its main drivers ran out of steam, and in the six months ended May 31, 2006 slid 8.0%, 7.5% and 6.0% against the euro, pound and yen, respectively (falling 3.9%, 2.8% and gaining 3.8% against the euro, pound and yen, respectively for the year ended May 31, 2006).

For U.S. fixed-income investors, the major event of the six-month period ended May 31, 2006 was the retirement in January 2006 of Alan Greenspan after 18 years as Chairman of the Federal Reserve Board (“Fed”). Incoming Chairman Dr. Ben Bernanke quickly confirmed that he would maintain the inflation-fighting focus of his predecessor. Another fixed-income “event” was the sale in February 2006 of 30-year U.S. Treasury bonds for the first time since 2001. The sale went well; so well that its respective yield immediately fell below that of the 10-year U.S. Treasury note. In fact, by February 2006 month-end, the yield curve had slightly inverted along much of its range. However, this was short-lived as successive inflation reports repeatedly showed the core rate at or above the top of the Federal Open Market Committee’s (“FOMC”) comfort zone. The FOMC, now under Dr. Bernanke, raised rates for the fifteenth time in March 2006, dating back to June 2004 and for the sixteenth time in May 2006. Yet the minutes from the March 2006 meeting said that the end of the tightening cycle was near, and by the end of April 2006, Dr. Bernanke himself was openly hinting at a pause after May 2006. Meanwhile, the price of a barrel of oil had been making new records in April 2006, boosted by political concerns in Iran, Nigeria and Venezuela. The combination of inflationary pressures and the Fed about to go on hold lifted the yield on the 10-year U.S. Treasury through 5% for the first time in nearly four years, to its peak of 5.19% on May 12, 2006. The trend was broken the next day when a plunge in previously soaring commodity prices suggested a slowdown in world growth and then a few days later, after another stubbornly high core consumer price index (“CPI”) figure, a Fed official cast doubt on a FOMC pause. By month end, the curve was flattening again. For the six-month period ended May 31, 2006, the broad Lehman Brothers Aggregate Bond Index(2) of investment grade bond returns barely moved, rising just 1 basis point for the six months ended May 31, 2006 (falling 0.5% for the year ended May 31, 2006).

At the same time, the U.S. equities market in the form of the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(3), gained 2.6% including dividends for the six months ended May 31, 2006, (gaining 8.6% for the year ended May 31, 2006), and traded at a price-to-earnings (“P/E”) ratio of 14.8 times earnings for the fiscal year ended May 31, 2006. Equities investors watched intently the ebb and flow of sentiment in the fixed-income market described above. Interest rate dynamics are of course a key driver of stock prices. With higher rates, more attractive bonds become an alternative investment. Rising interest rates eat into corporate profits and stifle investment. Consumers are discouraged from spending by higher borrowing and credit card costs and in particular, potential homebuyers think twice, keeping house prices down. The last point has been particularly important in recent years since rising house prices have made consumers feel wealthier and encouraged them to spend, even more than they were earning. The housing sector, measured by sales, construction, inventories and mortgage applications indeed weakened during the period, albeit choppily. Corporate profits were on track to complete their eleventh straight quarter of double-digit year-over-year growth but the trend was expected to fall. Gross domestic product (“GDP”) bounced back smartly in the first quarter of 2006, with growth of 5.3% after the Hurricanes Katrina and Rita induced stumble in late 2005, but again deceleration was generally forecasted. Of prime importance to equity investors then, was that the Fed not to over shoot with its tightening and in turn, transform a slow down into a recession. Thus the hints emerging from March 2006, that the FOMC was nearly done drove the S&P 500® Index to a five-year high at its peak on May 5, 2006. But that was as good as it got. In the remaining days of the month, the combination of rekindled inflation

MARKET PERSPECTIVE:YEAR ENDED MAY 31, 2006

fears and a newly hawkish Fed took more away from the six-month return than it left.

In international markets, the pattern of results resembled those in the U.S., with improved market conditions undercut in May 2006 by new fears of globally rising interest rates. The scale was somewhat larger, however, based on MSCI indices in local currencies including net dividends. Japan equities rose 4.8% based on the MSCI Japan® Index(4) plus net dividends for the six months ended May 31, 2006, (42.8% for the year ended May 31, 2006) on a practically uninterrupted flow of reports showing the economy emerging from its protracted slump, but this was 10% less than the return on May 8, 2006. European ex UK markets ended 7% below their early May 2006 high, based on the MSCI Europe ex UK® Index(5) plus net dividends, but still held on to an 8.2% gain for the half-year (23.9% for the year ended May 31, 2006), supported by widespread merger and acquisition activity, despite uneven economic news and two 25 basis points interest rate increases. UK equities added 7.0% for the six months ended May 31, 2006 based on the MSCI UK® Index(6) plus net dividends, half of the return at the market peak near the end of April 2006, driven at least temporarily, by the large energy and materials sectors as commodity prices surged and by acquisition-prone financials (18.4% for the year ended May 31, 2006).

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The Standard & Poor’s 500® Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index. Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the ING Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING INDEX PLUS LARGECAP FUND	PORTFOLIO MANAGERS’ REPORT

ING Index Plus LargeCap Fund (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index, while maintaining a market level of risk. The Fund is managed by Omar Aguilar†, CFA, Portfolio Manager, Douglas E. Cotè, CFA, Portfolio Manager, and Vincent Costa, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.14% compared to the S&P 500 Index, which returned 8.64% for the same period.

Portfolio Specifics: The Fund underperformed the S&P 500 Index due to security selection, especially in the energy and consumer discretionary sectors. Sectors that added to performance included the consumer staples and health care sectors. Certain model factors that have been historically successful at identifying outperforming stocks — especially those associated with market recognition and business momentum/earnings quality — proved detrimental to security selection during the fiscal year. At the same time, some of our valuation measures added to results. One of the largest contributors to performance was an overweight position in Archer-Daniels-Midland. An overweight in Intel detracted from performance over the period.

Archer-Daniels-Midland is a large grain processor that has benefited from the rise in fuel costs over the last year. The company makes ethanol from corn, and as gasoline prices have risen, the demand for ethanol has risen too. Archer beat expected earnings three of four quarters last year, the exception was due to losses from the hurricanes last fall. Lower grain prices helped their profit margins throughout the year, as corn hit a four-year low. Our analysis points to strong market sentiment factors and valuation factors such as cash to price and an improving trailing price to earnings. The Fund continues to hold shares in the company.

Shares of chipmaker Intel fell over the last year because of falling profits and market share. The company started last summer on an upbeat note, increasing sales and margins on the back of strong laptop demand. As the year progressed, competitors gained market share in one of Intel’s more-profitable businesses. In one quarter, the company hurt itself by its inability to keep up with demand. The Fund was generally overweight the stock during the fiscal year, but moved to a slight underweight in the latter part of the period. The move was the result of declining market sentiment and quality factors such as analyst earnings estimates and quality capital expenditures.

Current Strategy and Outlook: We believe GDP growth, which was unusually strong in the first quarter of 2006, should decelerate to around 3% as the U.S. housing market continues to weaken and consumers cut back on spending in response to higher energy prices. At the same time, the risk of higher inflation has risen, with a tight labor market and high energy costs threatening to pressure wages and prices upward. Inexpensive imports, however, should help contain the pickup in inflation. The consensus among forecasters is that growth will remain positive and inflation subdued. In recent weeks, however, the market has begun to price in the possibility of less sanguine outcomes, including higher inflation and a weaker-than-expected economy. Risk premiums appear to have risen in several markets, including those for small and mid-cap stocks, emerging markets equities and credit-sensitive bonds.

Our research builds structured portfolios of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. Our evaluation includes every stock in the index. The Fund is currently overweight the energy, consumer discretionary and materials sectors and underweight the financials, industrial and utility sectors. Overall sector exposures are by design quite close to the S&P 500 Index, so that nearly all of our relative performance comes from stock selection.

†Effective December 2005, Omar Aguilar replaced Hugh T.M. Whelan as Portfolio Manager to ING Index Plus LargeCap Fund.

Top Ten Holdings*
as of May 31, 2006
(as a percent of net assets)

Exxon Mobil Corp.	3.9%
General Electric Co.	2.9%
Procter & Gamble Co.	2.2%
Citigroup, Inc.	2.0%
International Business Machines Corp.	1.9%
Bank of America Corp.	1.8%
ChevronTexaco Corp.	1.8%
Cisco Systems, Inc.	1.8%
BellSouth Corp.	1.7%
Microsoft Corp.	1.6%

*Excludes short-term investments related to securities lending collateral and repurchase agreement.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS LARGECAP FUND

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	5 Year	Since Inception of Class A February 3, 1997		Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998		Since Inception of Class I December 10, 1996		Since Inception of Class O August 1, 2001	Since Inception of Class R December 8, 2003
Including Sales Charge:
Class A(1)	3.92%	0.27%	6.21%		—	—		—		—	—
Class B(2)	1.33%	(0.28)%	—		0.41%	—		—		—	—
Class C(3)	5.59%	0.38%	—		—	2.09%		—		—	—
Class I	7.29%	1.13%	—		—	—		7.40%		—	—
Class O	7.11%	—	—		—	—		—		1.68%	—
Class R	6.89%	—	—		—	—		—		—	7.98%
Excluding Sales Charge:
Class A	7.14%	0.88%	6.56%		—	—		—		—	—
Class B	6.33%	0.12%	—		0.41%	—		—		—	—
Class C	6.59%	0.38%	—		—	2.09%		—		—	—
Class I	7.29%	1.13%	—		—	—		7.40%		—	—
Class O	7.11%	—	—		—	—		—		1.68%	—
Class R	6.89%	—	—		—	—		—		—	7.98%
S&P 500 Composite Stock Price Index(4)	8.64%	1.96%	6.95	%(5)	1.93%	3.03	%(6)	7.28	%(7)	2.76%	9.54	%(8)

Based on a $250,000 initial investment, the graph and table above illustrate the total return of ING Index Plus LargeCap Fund against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 3.00%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)

The S&P 500 Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)	Since inception performance for the index is shown from February 1, 1997.

(6)	Since inception performance for the index is shown from July 1, 1998.

(7)	Since inception performance for the index is shown from December 1, 1996.

(8)	Since inception performance for the index is shown from December 1, 2003.

ING INDEX PLUS MIDCAP FUND	PORTFOLIO MANAGERS’ REPORT

ING Index Plus MidCap Fund (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s (“S&P”) MidCap 400 Index(4), while maintaining a market level of risk. The Fund is managed by Omar Aguilar*, CFA, Portfolio Manager, Douglas Cotè, CFA, Portfolio Manager, and Vincent Costa, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 13.82% compared to the S&P MidCap 400 Index, which returned 15.58%.

Portfolio Specifics: The Fund underperformed mainly due to security selection in the energy and industrials sectors. Stock selection in the consumer discretionary sector partially offset these impacts. Sector allocation had minimal impact on performance for the 12-month period.

Among the largest contributors to relative performance was the Fund’s underweight position in Hovnanian Enterprises. Among the Fund’s largest performance detractors was an underweight position in Arch Coal.

Hovnanian is a New-Jersey based home builder with operations in most of the populous states. Home building enjoyed healthy returns as the housing market boomed through mid-2005. Since then, rising interest rates and energy prices have softened demand for new homes, and as a result, Hovnanian has seen its earnings growth slow and profit forecasts diminish. We did not own this stock for the majority of the period as it did not appear attractive from our business momentum, earnings quality and valuation perspectives. While the valuation of this stock has improved by some measures, it is still not appealing enough to hold in the Fund.

The second largest U.S. coal producer, Arch Coal, saw its profits increase significantly over the last year and its shares rally as power plants increased their use of coal. Arch recently increased its 2006 forecast and is opening additional mines in anticipation of continued increases in demand. The Fund was underweight or neutral during the fiscal year due to weak factors such as trailing earnings to price, cash flow to price and capital expenditures.

Modeling factors that historically have been successful at identifying outperforming stocks, such as change in intensity of capital expenditures and free cash flow to price, proved detrimental to relative performance over the fiscal year. The factors that helped performance were relative value and analyst estimate revisions.

Current Strategy and Outlook: Our research builds structured portfolios using stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. Our evaluation includes every stock in the index. We aim to maximize exposure to companies with strong business momentum and high quality earnings, companies with attractive valuations based on earnings and cash flows and companies that are recognized for their strong relative performance and positive analyst revisions.

The Fund’s largest sector overweights currently are financials and information technology while the biggest underweights are health care and industrials. Overall sector exposures, however, are by design quite close to the S&P MidCap 400 Index, so that nearly all of our relative performance comes from stock selection.

*Effective December 2005, Omar Aguilar replaced Hugh T.M. Whelan as Portfolio Manager to ING Index Plus MidCap Fund.

Top Ten Holdings*
as of May 31, 2006
(as a percent of net assets)

Peabody Energy Corp.	2.0%
Noble Energy, Inc.	1.2%
Microchip Technology, Inc.	1.1%
Lam Research Corp.	1.0%
Expeditors International Washington, Inc.	1.0%
WR Berkley Corp.	0.9%
Manpower, Inc.	0.9%
MEMC Electronic Materials, Inc.	0.9%
Harris Corp.	0.9%
Radian Group, Inc.	0.8%

*Excludes short-term investments related to securities lending collateral and repurchase agreement.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS MIDCAP FUND

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	5 Year	Since Inception of Class A & I February 3, 1998		Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998		Since Inception of Class O August 1, 2001	Since Inception of Class R October 24, 2003
Including Sales Charge:
Class A(1)	10.42%	7.82%	11.57%		—	—		—	—
Class B(2)	8.01%	7.36%	—		11.13%	—		—	—
Class C(3)	12.33%	7.94%	—		—	10.85%		—	—
Class I	14.13%	8.75%	12.26%		—	—		—	—
Class O	13.85%	—	—		—	—		9.11%	—
Class R	13.60%	—	—		—	—		—	14.82%
Excluding Sales Charge:
Class A	13.82%	8.48%	11.98%		—	—		—	—
Class B	13.01%	7.66%	—		11.13%	—		—	—
Class C	13.33%	7.94%	—		—	10.85%		—	—
Class I	14.13%	8.75%	12.26%		—	—		—	—
Class O	13.85%	—	—		—	—		9.11%	—
Class R	13.60%	—	—		—	—		—	14.82%
S&P MidCap 400 Index(4)	15.58%	9.21%	12.03	%(5)	12.38%	11.26	%(6)	9.97%	15.09	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus MidCap Fund against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 3.00%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(5)	Since inception performance for the index is shown from February 1, 1998.

(6)	Since inception performance for the index is shown from July 1, 1998.

(7)	Since inception performance for the index is shown from November 1, 2003.

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO MANAGERS’ REPORT

ING Index Plus SmallCap Fund (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s (“S&P”) SmallCap 600 Index(4), while maintaining a market level of risk. The Fund is managed by Omar Aguilar*, CFA, Portfolio Manager, Douglas E. Cotè, CFA, Portfolio Manager, and Vincent Costa, Portfolio Manager, Investment Management Co. – the Sub-Adviser.

Performance: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 16.45% compared to the S&P SmallCap 600 Index, which returned 17.60% for the same period.

Portfolio Specifics: The Fund underperformed its benchmark, the S&P SmallCap 600 Index, primarily due to disappointing stock performance in the industrial and financial sectors. This was offset somewhat by positive security selection in the health care and consumer discretionary sectors. Certain model factors that have been historically successful at identifying outperforming stocks — especially those associated with market recognition and business momentum/earnings quality — proved detrimental to security selection during the fiscal year. At the same time, some of our valuation measures added to results. One of the largest contributors to relative performance was the Fund’s underweight in Take-Two Interactive. An overweight in Movie Gallery detracted from performance.

Take-Two Interactive is the third largest maker of video games in the United States. The company creates entertainment software for PCs and leading game consoles, such as Microsoft’s Xbox 360. The Fund did not own this stock during the fiscal year, as it appeared unattractive by the vast majority of our model factors. Not owning this stock paid off, as it fell significantly. The main cause of Take-Two’s decline was fallout from the discovery by hackers of hidden, graphic content in its blockbuster game, Grand Theft Auto: San Andreas. This discovery led to a change in the software’s rating from “mature” to “adults only,” prompting major retailers to remove the title from their shelves and leading to a substantial reduction in sales.

Movie Gallery is the second largest video specialty store in the nation. Shares sank during the last half of 2005, as sales and rentals fell off due to the disappointing quality and quantity of new movie releases, and consumer preferences continuing to move away from traditional movie rentals. Acquisition of the Hollywood Entertainment chain of rental stores only multiplied the impact of declining sales. The Fund was overweight this stock for part of the fiscal year, and then moved to a more neutral position by the fall. This reduction in exposure, however, was not enough to offset the losses already incurred. Movie Gallery was removed from the S&P SmallCap 600 Index in early 2006 and is no longer a fund holding.

Outlook and Current Strategy: We believe GDP growth, which was unusually strong in the first quarter of 2006, should decelerate to around 3% as the U.S. housing market continues to weaken and consumers cut back on spending in response to higher energy prices. At the same time, with a tight labor market and high energy costs, the risk of higher inflation has risen. The consensus among forecasters is that growth will remain positive and inflation subdued. In recent weeks, however, the market has begun to price in the possibility of less sanguine outcomes, including higher inflation and a weaker-than-expected economy. Risk premiums appear to have risen in several markets, including those for small and mid-cap stocks, emerging markets equities and credit-sensitive bonds.

Our research builds structured portfolios of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. Our evaluation includes every stock in the index. The Fund is currently overweight in the industrials, materials and information technology sectors and underweight in the healthcare, utilities and consumer staples sectors. Overall sector exposures are by design quite close to the Index, so that nearly all of our relative performance comes from stock selection.

*Effective December 2005, Omar Aguilar replaced Hugh T.M. Whelan as Portfolio Manager to ING Index Plus SmallCap Fund.

Top Ten Holdings*
as of May 31, 2006
(as a percent of net assets)

Global Payments, Inc.	1.0%

Commercial Metals Co.	0.9%

Reliance Steel & Aluminum Co.	0.8%

Cimarex Energy Co.	0.8%

Toro Co.	0.8%

Sierra Health Services	0.8%

Frontier Oil Corp.	0.8%

Philadelphia Consolidated Holding Co.	0.7%

Ansys, Inc.	0.7%

NVR, Inc.	0.7%

*Excludes short-term investments related to securities lending collateral and repurchase agreement.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS SMALLCAP FUND

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	5 Year	Since Inception of Class A & I February 3, 1998		Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998		Since Inception of Class O August 1, 2001	Since Inception of Class R December 8, 2003
Including Sales Charge:
Class A(1)	12.95%	10.57%	8.33%		—	—		—	—
Class B(2)	10.51%	10.14%	—		10.83%	—		—	—
Class C(3)	14.95%	10.70%	—		—	7.77%		—	—
Class I	16.77%	11.54%	9.01%		—	—		—	—
Class O	16.39%	—	—		—	—		11.28%	—
Class R	16.09%	—	—		—	—		—	14.93%
Excluding Sales Charge:
Class A	16.45%	11.24%	8.72%		—	—		—	—
Class B	15.51%	10.41%	—		10.83%	—		—	—
Class C	15.95%	10.70%	—		—	7.77%		—	—
Class I	16.77%	11.54%	9.01%		—	—		—	—
Class O	16.39%	—	—		—	—		11.28%	—
Class R	16.09%	—	—		—	—		—	14.93%
S&P SmallCap 600 Index(4)	17.60%	11.86%	10.34	%(5)	13.54%	9.81	%(6)	11.85%	15.94	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus SmallCap Fund against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 3.00%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The S&P SmallCap 600 Index is an unmanaged index that measures the performance of the small-size company segment of the U.S. market.

(5)	Since inception performance for the index is shown from February 1, 1998.

(6)	Since inception performance for the index is shown from July 1, 1998.

(7)	Since inception performance for the index is shown from December 1, 2003.

ING STRATEGIC ALLOCATION CONSERVATIVE FUND (FORMERLY, ING STRATEGIC ALLOCATION INCOME FUND)	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation
as of May 31, 2006
(as a percent of net assets)

Common Stock	44.8%

Preferred Stock	0.5%

Corporate Bonds/Notes	9.6%

U.S. Government Agency Obligations	14.2%

U.S. Treasury Obligations	12.0%

Asset-Backed Securities	1.3%

Collateralized Mortgage Obligations	12.8%

Muncipal Bonds	0.3%

Repurchase Agreement	11.0%

Other Assets and Liabilities - Net*	(6.5)%

Total Net Assets	100.0%

*  Includes securities lending collateral

Portfolio holdings are subject to change daily

Strategic Allocation Conservative Fund (formerly, ING Strategic Allocation Income Fund, the “Fund”) seeks to provide total return consistent with preservation of capital. The Fund is managed by a team of investment professionals led by Mary Ann Fernandez, ING Investment Management Co. and Brian Gendreau, Ph.D., Portfolio Manager — the Sub-Adviser.

Performance: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.82% compared to the Lehman Brothers® Aggregate Bond Index and the Strategic Allocation Conservative Composite Index, which returned (0.48)% and 3.64%, respectively, for the same period.

Portfolio Specifics: The Fund’s asset allocation had a positive impact on relative performance for the year as an overweight position in international equities and an underweight position in fixed income securities (positions that we maintained in varying degrees throughout the year) each helped results. Our exposure to domestic equities also added to returns, though modestly.

The domestic equity component underperformed the Russell 3000 Index due to security selection and, to a lesser extent, sector allocation. Stock selection among technology, financials and industrials hurt results. On the other hand, stock selection in healthcare and consumer staples partially offset this impact. The Fund’s overweight to the energy sector helped results, as this was the best performing market segment for the year. An underweight in financials hurt, as this sector also performed well.

The international equity component outperformed the Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI EAFE”) Index for the period, due to robust security selection and positive regional allocation. Security selection was most effective in financials, materials and energy, less so in industrials and technology. Our modest allocation to emerging markets helped results, as this segment outperformed all others by a wide margin.

The fixed income component outperformed the Lehman Aggregate Bond Index for the period. Security selection in the corporate arena produced positive excess return during most periods of the year, particularly as we focused on some unique situations in the trust preferred markets. Our negative outlook on the automotive sector was particularly beneficial, although we did enter the sector occasionally, and profitably, on an opportunistic basis. Our duration posture was generally short versus the benchmark except in short periods of high uncertainty such as during Hurricane Katrina, and we were regularly underweight the shorter maturities which sustained the worst price deterioration. Our mortgage specialists added Adjustable Rate Mortgages (ARMs) in the second half of 2005 and continued to generate positive excess returns.

Current Strategy and Outlook: GDP growth, which was unusually strong in the first quarter of 2006, should decelerate to around 3% as the U.S. housing market continues to weaken and consumers cut back on spending in response to higher energy prices. At the same time, the risk of higher inflation has risen, with a tight labor market and high energy costs threatening to pressure wages and prices upward. Inexpensive imports, however, should help contain the pickup in inflation. The consensus among forecasters is that growth will remain positive and inflation subdued. In recent weeks, however, the market has begun to price in the possibility of less sanguine outcomes, including higher inflation and a weaker-than-expected economy. Risk premiums appear to have risen in several markets, including those for small and mid-cap stocks, emerging markets equities and credit-sensitive bonds.

We continue to see upside potential in equities but have moved to reduce risks in the Fund — primarily by trimming the Fund’s positions in small and mid caps. The Fund maintains an overweight in international equities. While we are still underweight fixed income, we have increased exposure as the risks of owning bonds have diminished.

Top Ten Holdings*
as of May 31, 2006
(as a percent of net assets)

U.S. Treasury Note, 4.875%, due 05/31/11	5.9%

Federal National Mortgage Association, 5.000%, due 08/15/34	4.1%

U.S. Treasury Note, 5.125%, due 05/15/16	3.2%

Residential Accredit Loans, Inc., 5.501%, due 02/25/46	2.2%

Residential Accredit Loans, Inc., 5.411%, due 02/25/46	2.2%

Master Asset Securitization Trust, 5.441%, due 07/25/35	2.1%

Exxon Mobil Corp.	1.3%

U.S. Treasury Bond, 5.375%, due 02/15/31	1.2%

Federal National Mortgage Association, 6.000%, due 06/15/34	1.0%

Federal National Mortgage Association, 5.500%, due 06/15/35	1.0%

*Excludes short-term investments related to securities lending collateral and repurchase agreement.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING STRATEGIC ALLOCATION CONSERVATIVE FUND

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	5 Year	10 Year	Since Inception of Class A January 20, 1997		Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998
Including Sales Charge:
Class A(1)	(2.15)%	1.91%	—	3.93%		—	—
Class B(2)	(1.78)%	2.02%	—	—		3.13%	—
Class C(3)	2.06%	2.35%	—	—		—	2.44%
Class I	4.13%	3.40%	5.56%	—		—	—
Excluding Sales Charge:
Class A	3.82%	3.12%	—	4.59%		—	—
Class B	3.13%	2.38%	—	—		3.13%	—
Class C	3.04%	2.35%	—	—		—	2.44%
Class I	4.13%	3.40%	5.56%	—		—	—
Lehman Brothers Aggregate Bond Index(4)	(0.48)%	5.01%	6.34%	6.07	%(5)	5.50%	5.48	%(6)
Strategic Allocation Conservative Composite Index(7)	3.64%	4.64%	6.70%	6.28	%(5)	5.17%	5.04	%(6)

Based on a $250,000 initial investment, the graph and table above illustrate the total return of ING Strategic Allocation Conservative Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued, fixed-rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

(5)	Since inception performance for the index is shown from February 1, 1997.

(6)	Since inception performance for the index is shown from July 1, 1998.

(7)

The Strategic Allocation Conservative Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. See page 16 for additional information.

ING STRATEGIC ALLOCATION GROWTH FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation
as of May 31, 2006
(as a percent of net assets)

Common Stock	82.5%

Preferred Stock	0.1%

Corporate Bonds/Notes	2.1%

U.S. Government Agency Obligations	2.6%

U.S. Treasury Obligations	3.8%

Asset-Backed Securities	0.3%

Collateralized Mortgage Obligations	2.4%

Muncipal Bonds	0.1%

Repurchase Agreement	7.1%

Other Assets and Liabilities - Net*	(1.0)%

Total Net Assets	100.0%

*  Includes securities lending collateral

Portfolio holdings are subject to change daily

ING Strategic Allocation Growth Fund (the “Fund”) seeks to provide capital appreciation. The Fund is managed by a team of investment professionals led by Mary Ann Fernandez, ING Investment Management Co. and Brian Gendreau, Ph.D., Portfolio Manager — the Sub-Adviser.

Performance: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 9.04% compared to the Russell 3000® Index and the Strategic Allocation Growth Composite Index, which returned 10.13% and 9.73%, respectively, for the same period.

Portfolio Specifics: The Fund’s asset allocation had a positive impact on relative performance for the year as an overweight in international equities and an underweight in fixed income securities (positions that we maintained in varying degrees throughout the year) each helped results. Our exposure to domestic equities had a neutral impact on results.

The domestic equity component underperformed the Russell 3000 Index due to security selection and, to a lesser extent, sector allocation. Stock selection among technology, financials and industrials hurt results. On the other hand, stock selection in healthcare and consumer staples partially offset this impact. The Fund’s overweight to the energy sector helped results, as this was the best performing market segment for the year. An underweight in financials hurt, as this sector also performed well.

The international equity component outperformed the Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI EAFE”) Index for the period, due to robust security selection and positive regional allocation. Security selection was most effective in financials, materials and energy, less so in industrials and technology. Our modest allocation to emerging markets helped results, as this segment outperformed all others by a wide margin.

The fixed income component outperformed the Lehman Brothers Aggregate Bond Index for the period. Security selection in the corporate arena produced positive excess return during most periods of the year, particularly as we focused on some unique situations in the trust preferred markets. Our negative outlook on the automotive sector was particularly beneficial, although we did enter the sector occasionally, and profitably, on an opportunistic basis. Our duration posture was generally short versus the benchmark except in short periods of high uncertainty such as during Hurricane Katrina, and we were regularly underweight the shorter maturities which sustained the worst price deterioration. Our mortgage specialists added Adjustable Rate Mortgages (ARMs) in the second half of 2005 and continued to generate positive excess returns.

Current Strategy and Outlook: We believe GDP growth, which was unusually strong in the first quarter of 2006, should decelerate to around 3% as the U.S. housing market continues to weaken and consumers cut back on spending in response to higher energy prices. At the same time, the risk of higher inflation has risen, with a tight labor market and high energy costs threatening to pressure wages and prices upward. Inexpensive imports, however, should help contain the pickup in inflation. The consensus among forecasters is that growth will remain positive and inflation subdued. In recent weeks, however, the market has begun to price in the possibility of less sanguine outcomes, including higher inflation and a weaker-than-expected economy. Risk premiums appear to have risen in several markets, including those for small and mid-cap stocks, emerging markets equities and credit-sensitive bonds.

We continue to see upside potential in equities but have moved to reduce risks in the Fund — primarily by trimming the Fund’s positions in small and mid caps. The Fund maintains an overweight in international equities. While we are still underweight fixed income, we have increased exposure as the risks of owning bonds have diminished.

Top Ten Holdings*
as of May 31, 2006

(as a percent of net assets)

U.S. Treasury Note, 4.875%, due 05/31/11	2.5%

Exxon Mobil Corp.	2.1%

General Electric Co.	1.6%

Procter & Gamble Co.	1.3%

Citigroup, Inc.	1.1%

International Business Machines Corp.	1.0%

Bank of America Corp.	1.0%

ChevronTexaco Corp.	1.0%

Cisco Systems, Inc.	1.0%

Microsoft Corp.	0.9%

*Excludes short-term investments related to securities lending collateral and repurchase agreement.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING STRATEGIC ALLOCATION GROWTH FUND

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	5 Year	10 Year	Since Inception of Class A January 20, 1997		Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998
Including Sales Charge:
Class A(1)	2.75%	1.87%	—	3.87%		—	—
Class B(2)	3.29%	1.98%	—	—		2.71%	—
Class C(3)	7.22%	2.32%	—	—		—	1.47%
Class I	9.31%	3.35%	6.02%	—		—	—
Excluding Sales Charge:
Class A	9.04%	3.09%	—	4.53%		—	—
Class B	8.29%	2.34%	—	—		2.71%	—
Class C	8.22%	2.32%	—	—		—	1.47%
Class I	9.31%	3.35%	6.02%	—		—	—
Russell 3000 Index(4)	10.13%	3.11%	8.47%	7.32	%(5)	3.13%	3.81	%(6)
Strategic Allocation Growth Composite Index(7)	9.73%	5.42%	7.97%	7.42	%(5)	5.56%	5.32	%(6)

Based on a $250,000 initial investment, the graph and table above illustrate the total return of ING Strategic Allocation Growth Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The Russell 3000 Index is an unmanaged index that measures performance of the 3,000 largest U.S. companies based on total market capitalization.

(5)	Since inception performance for the index is shown from February 1, 1997.

(6)	Since inception performance for the index is shown from July 1, 1998.

(7)

The Strategic Allocation Growth Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. See page 16 for additional information.

ING STRATEGIC ALLOCATION MODERATE FUND (FORMERLY, ING STRATEGIC ALLOCATION BALANCED FUND)	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation
as of May 31, 2006
(as a percent of net assets)

Common Stock	71.7%

Preferred Stock	0.3%

Corporate Bonds/Notes	5.2%

U.S. Government Agency Obligations	6.7%

U.S. Treasury Obligations	3.8%

Asset-Backed Securities	0.6%

Collateralized Mortgage Obligations	6.0%

Muncipal Bonds	0.2%

Repurchase Agreement	8.1%

Other Assets and Liabilities - Net*	(2.6)%

Total Net Assets	100.0%

*  Includes securities lending collateral

Portfolio holdings are subject to change daily

ING Strategic Allocation Moderate Fund (formerly, ING Strategic Allocation Balanced Fund, the “Fund”) seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). The Fund is managed by a team of investment professionals led by Mary Ann Fernandez, ING Investment Management Co. and Brian Gendreau, Ph.D., Portfolio Manager — the Sub-Adviser.

Performance: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.27% compared to the Russell 3000® Index and the Strategic Allocation Moderate Composite Index, which returned 10.13% and 6.93%, respectively, for the same period.

Portfolio Specifics: The Fund’s asset allocation had a positive impact on relative performance for the year as an overweight in international equities and an underweight in fixed income securities (positions that we maintained in varying degrees throughout the year) each helped results. Our exposure to domestic equities had a neutral impact on results.

The domestic equity component underperformed the Russell 3000 Index due to security selection and, to a lesser extent, sector allocation. Stock selection among technology, financials and industrials hurt results. On the other hand, stock selection in healthcare and consumer staples partially offset this impact. The Fund’s overweight to the energy sector helped results, as this was the best performing market segment for the year. An underweight in financials hurt, as this sector also performed well.

The international equity component outperformed the Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI EAFE”) Index for the period, due to robust security selection and positive regional allocation. Security selection was most effective in financials, materials and energy, less so in industrials and technology. Our modest allocation to emerging markets helped results, as this segment outperformed all others by a wide margin.

The fixed income component outperformed the Lehman Aggregate Index for the period. Security selection in the corporate arena produced positive excess return during most periods of the year, particularly as we focused on some unique situations in the trust preferred markets. Our negative outlook on the automotive sector was particularly beneficial, although we did enter the sector occasionally, and profitably, on an opportunistic basis. Our duration posture was generally short versus the benchmark except in short periods of high uncertainty such as during Hurricane Katrina, and we were regularly underweight the shorter maturities which sustained the worst price deterioration. Our mortgage specialists added Adjustable Rate Mortgages (ARMs) in the second half of 2005 and continued to generate positive excess returns.

Current Strategy and Outlook: We believe GDP growth, which was unusually strong in the first quarter of 2006, should decelerate to around 3% as the U.S. housing market continues to weaken and consumers cut back on spending in response to higher energy prices. At the same time, the risk of higher inflation has risen, with a tight labor market and high energy costs threatening to pressure wages and prices upward. Inexpensive imports, however, should help contain the pickup in inflation. The consensus among forecasters is that growth will remain positive and inflation subdued. In recent weeks, however, the market has begun to price in the possibility of less sanguine outcomes, including higher inflation and a weaker-than-expected economy. Risk premiums appear to have risen in several markets, including those for small and mid-cap stocks, emerging markets equities and credit-sensitive bonds.

We continue to see upside potential in equities but have moved to reduce risks in the Fund — trimming by neutralizing the Fund’s positions in small and mid caps. The Fund maintains an overweight position in international equities. While we are still underweight fixed income, we have increased exposure as the risks of owning bonds have diminished.

Top Ten Holdings*
as of May 31, 2006
(as a percent of net assets)

Exxon Mobil Corp.	2.0%

U.S. Treasury Note, 5.125%, due 05/15/16	1.7%

General Electric Co.	1.5%

Procter & Gamble Co.	1.2%

Federal National Mortgage Association, 5.000%, due 08/15/34	1.2%

U.S Treasury Note, 4.875%, due 05/31/11	1.1%

Citigroup, Inc.	1.0%

International Business Machines Corp.	1.0%

Residential Accredit Loans, Inc., 5.501%, due 02/25/46	1.0%

Residential Accredit Loans, Inc., 5.411%, due 02/25/46	1.0%

*Excludes short-term investments related to securities lending collateral and repurchase agreement.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING STRATEGIC ALLOCATION MODERATE FUND

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	5 Year	10 Year	Since Inception of Class A January 20, 1997		Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998
Including Sales Charge:
Class A(1)	0.14%	1.89%	—	3.67%		—	—
Class B(2)	0.47%	1.98%	—	—		2.66%	—
Class C(3)	4.52%	2.35%	—	—		—	1.58%
Class I	6.54%	3.37%	5.54%	—		—	—
Excluding Sales Charge:
Class A	6.27%	3.10%	—	4.32%		—	—
Class B	5.47%	2.35%	—	—		2.66%	—
Class C	5.52%	2.35%	—	—		—	1.58%
Class I	6.54%	3.37%	5.54%	—		—	—
Russell 3000 Index(4)	10.13%	3.11%	8.47%	7.32	%(5)	3.13%	3.81	%(6)
Strategic Allocation Moderate Composite Index(7)	6.93%	5.31%	7.50%	7.03	%(5)	5.57%	5.38	%(6)

Based on a $250,000 initial investment, the graph and table above illustrate the total return of ING Strategic Allocation Moderate Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The Russell 3000 Index is an unmanaged index that measures performance of the 3,000 largest U.S. companies based on total market capitalization.

(5)	Since inception performance for the index is shown from February 1, 1997.

(6)	Since inception performance for the index is shown from July 1, 1998.

(7)

The Strategic Allocation Moderate Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. See page 16 for additional information.

PORTFOLIO MANAGERS’ REPORT	ADDITIONAL INFORMATION

Asset Class

	ING Strategic Allocation Conservative Fund(1)	ING Strategic Allocation Growth Fund	ING Strategic Allocation Moderate Fund(2)
Equities
Domestic Stocks
Range	0-70%	10-100%	0-75%

International Stocks
Range	0-20%	0-30%	0-20%

Fixed Income
Range	0-100%	0-40%	0-70%

Money Market Instruments
Range	0-30%	0-30%	0-30%

(1)

ING Strategic Allocation Conservative Fund will invest no more than 35% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2)

ING Strategic Allocation Moderate Fund will invest no more than 60% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

The Sub-Adviser uses the Strategic Allocation Conservative Composite, Strategic Allocation Growth Composite, and Strategic Allocation Moderate Composite indices as benchmarks to which it compares the performance of ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund, respectively. Each of these Composite indices is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Composite Index, as a percentage of the Composite Index.

Composite Index	Russell 3000 Index(3)	Morgan Stanley Capital International Europe, Australasia and Far East Index(4)	Lehman Brothers Aggregate Bond Index(5)	91-Day U.S. Treasury Bill Rate
Strategic Allocation Conservative Composite(6)	35%	0%	55%	10%
Strategic Allocation Growth Composite(7)	70%	10%	20%	0%
Strategic Allocation Moderate Composite(8)	55%	5%	35%	5%

(3)	The Russell 3000 Index measures performance of the 3,000 largest U.S. companies based on total market capitalization.

(4)

The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(5)	The Lehman Brothers Aggregate Bond Index is composed of publicly issued, fixed-rate U.S. Government, investment grade, mortgaged-backed and corporate debt securities.

(6)

The Strategic Allocation Conservative Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 10% in large capitalization stocks, 10% for small-/mid-cap stocks, 10% in international stocks, 10% in real estate stocks, 40% in U.S. dollar bonds, and 10% in international bonds and 10% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 15% in large cap stocks, 10% in small-/mid-cap stocks, 10% in international stocks, 5% in real estate stocks, 45% in U.S. dollar bonds, and 5% in international bonds and 10% in money market instruments. Effective October 1, 2002 a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(7)

The Strategic Allocation Growth Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 20% in large capitalization stocks, 20% for small-/mid-cap stocks, 20% in international stocks, 20% in real estate stocks, 10% in U.S. dollar bonds, and 10% in international bonds. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 35% in large cap stocks, 20% in small-/mid-cap stocks, 20% in international stocks, 5% in real estate stocks, 15% in U.S. dollar bonds, and 5% in international bonds. Effective October 1, 2002 a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(8)

The Strategic Allocation Moderate Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 15% in large capitalization stocks, 15% for small-/mid-cap stocks, 15% in international stocks, 15% in real estate stocks, 25% in U.S. dollar bonds, and 10% in international bonds and 5% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 25% in large cap stocks, 15% in small-/mid-cap stocks, 15% in international stocks, 5% in real estate stocks, 30% in U.S. dollar bonds, and 5% in international bonds and 5% in money market instruments. Effective October 1, 2002 a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

All indices are unmanaged.
An investor cannot invest directly in an index.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2005 to May 31, 2006.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Index Plus LargeCap Fund	Beginning Account Value December 1, 2005	Ending Account Value May 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended May 31, 2006*
Actual Fund Return
Class A	$1,000.00	$1,013.40	0.95%	$4.77
Class B	1,000.00	1,009.20	1.70	8.52
Class C	1,000.00	1,010.80	1.45	7.27
Class I	1,000.00	1,014.10	0.70	3.52
Class O	1,000.00	1,012.70	0.95	4.77
Class R	1,000.00	1,012.10	1.20	6.02
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.19	0.95%	$4.78
Class B	1,000.00	1,016.45	1.70	8.55
Class C	1,000.00	1,017.70	1.45	7.29
Class I	1,000.00	1,021.44	0.70	3.53
Class O	1,000.00	1,020.19	0.95	4.78
Class R	1,000.00	1,018.95	1.20	6.04

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Index Plus MidCap Fund	Beginning Account Value December 1, 2005	Ending Account Value May 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended May 31, 2006*
Actual Fund Return
Class A	$1,000.00	$1,047.90	1.00%	$5.11
Class B	1,000.00	1,044.30	1.75	8.92
Class C	1,000.00	1,045.60	1.50	7.65
Class I	1,000.00	1,049.30	0.75	3.83
Class O	1,000.00	1,047.90	1.00	5.11
Class R	1,000.00	1,046.60	1.25	6.38
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.95	1.00%	$5.04
Class B	1,000.00	1,016.21	1.75	8.80
Class C	1,000.00	1,017.45	1.50	7.54
Class I	1,000.00	1,021.19	0.75	3.78
Class O	1,000.00	1,019.95	1.00	5.04
Class R	1,000.00	1,018.70	1.25	6.29
ING Index Plus SmallCap Fund
Actual Fund Return
Class A	$1,000.00	$1,061.40	1.00%	$5.14
Class B	1,000.00	1,056.90	1.75	8.97
Class C	1,000.00	1,059.60	1.50	7.70
Class I	1,000.00	1,062.40	0.75	3.86
Class O	1,000.00	1,060.90	1.00	5.14
Class R	1,000.00	1,059.20	1.25	6.42
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.95	1.00%	$5.04
Class B	1,000.00	1,016.21	1.75	8.80
Class C	1,000.00	1,017.45	1.50	7.54
Class I	1,000.00	1,021.19	0.75	3.78
Class O	1,000.00	1,019.95	1.00	5.04
Class R	1,000.00	1,018.70	1.25	6.29

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Strategic Allocation Conservative Fund	Beginning Account Value December 1, 2005	Ending Account Value May 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended May 31, 2006*
Actual Fund Return
Class A	$1,000.00	$1,015.30	1.15%	$5.78
Class B	1,000.00	1,012.30	1.90	9.53
Class C	1,000.00	1,011.60	1.90	9.53
Class I	1,000.00	1,017.70	0.90	4.53
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.20	1.15%	$5.79
Class B	1,000.00	1,015.46	1.90	9.55
Class C	1,000.00	1,015.46	1.90	9.55
Class I	1,000.00	1,020.44	0.90	4.53
ING Strategic Allocation Growth Fund
Actual Fund Return
Class A	$1,000.00	$1,034.30	1.25%	$6.34
Class B	1,000.00	1,030.00	2.00	10.12
Class C	1,000.00	1,029.70	2.00	10.12
Class I	1,000.00	1,034.70	1.00	5.07
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.70	1.25%	$6.29
Class B	1,000.00	1,014.96	2.00	10.05
Class C	1,000.00	1,014.96	2.00	10.05
Class I	1,000.00	1,019.95	1.00	5.04
ING Strategic Allocation Moderate Fund
Actual Fund Return
Class A	$1,000.00	$1,025.00	1.20%	$6.06
Class B	1,000.00	1,020.60	1.95	9.82
Class C	1,000.00	1,020.50	1.95	9.82
Class I	1,000.00	1,025.40	0.95	4.80
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.95	1.20%	$6.04
Class B	1,000.00	1,015.21	1.95	9.80
Class C	1,000.00	1,015.21	1.95	9.80
Class I	1,000.00	1,020.19	0.95	4.78

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
ING Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, ING Index Plus SmallCap Fund, ING Strategic Allocation Conservative Fund (formerly, ING Strategic Allocation Income Fund), ING Strategic Allocation Growth Fund, and ING Strategic Allocation Moderate Fund (formerly, ING Strategic Allocation Balanced Fund), each a series of ING Series Fund, Inc., including the portfolios of investments, as of May 31, 2006, and the related statement of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, ING Index Plus SmallCap Fund, ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund, and ING Strategic Allocation Moderate Fund as of May 31, 2006, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 27, 2006

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2006

	ING Index Plus LargeCap	ING Index Plus MidCap	ING Index Plus SmallCap
	Fund	Fund	Fund
ASSETS:
Investments in securities at value+*	$440,869,257	$350,756,246	$161,939,144
Short-term investments at amortized cost	27,407,113	62,277,431	44,980,368
Repurchase agreement	287,000	601,000	3,885,000
Cash	435,159	248,955	461,150
Receivables:
Fund shares sold	537,356	481,466	290,468
Dividends and interest	965,887	298,641	66,654
Prepaid expenses	32,172	32,395	25,032
Reimbursement due from manager	—	37,221	38,472
Total assets	470,533,944	414,733,355	211,686,288

LIABILITIES:
Payable for investment securities purchased	—	—	3,829,219
Payable for fund shares redeemed	242,899	316,017	285,245
Payable upon receipt of securities loaned	27,407,113	62,277,431	44,980,368
Payable to affiliates	312,154	269,530	121,551
Payable for director fees	3,766	2,915	1,254
Other accrued expenses and liabilities	125,023	98,732	66,458
Total liabilities	28,090,955	62,964,625	49,284,095
NET ASSETS	$442,442,989	$351,768,730	$162,402,193

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$428,080,557	$269,331,631	$119,051,506
Undistributed net investment income	1,935,180	180,593	—
Accumulated net realized gain (loss) on investments and futures	(59,911,533)	15,661,447	9,218,319
Net unrealized appreciation on investments and futures	72,338,785	66,595,059	34,132,368
NET ASSETS	$442,442,989	$351,768,730	$162,402,193

+ Including securities loaned at value	$26,904,374	$61,487,798	$44,089,120
* Cost of investments in securities	$368,530,472	$284,161,187	$127,806,776

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2006 (CONTINUED)

	ING Index Plus LargeCap	ING Index Plus MidCap	ING Index Plus SmallCap
	Fund	Fund	Fund
Class A:
Net assets	$217,766,205	$187,657,002	$71,250,962
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	13,469,683	10,613,970	3,794,989
Net asset value and redemption price per share	$16.17	$17.68	$18.78
Maximum offering price per share (3.00%)(1)	$16.67	$18.23	$19.36

Class B:
Net assets	$33,910,567	$33,369,058	$16,598,182
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,110,074	1,965,365	934,617
Net asset value and redemption price per share(2)	$16.07	$16.98	$17.76
Maximum offering price per share	$16.07	$16.98	$17.76

Class C:
Net assets	$15,113,265	$20,574,949	$7,965,448
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	934,062	1,196,161	441,152
Net asset value and redemption price per share(2)	$16.18	$17.20	$18.06
Maximum offering price per share	$16.18	$17.20	$18.06

Class I:
Net assets	$91,632,549	$29,277,522	$13,787,285
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	5,625,167	1,635,606	719,398
Net asset value and redemption price per share	$16.29	$17.90	$19.17
Maximum offering price per share	$16.29	$17.90	$19.17

Class O:
Net assets	$59,536,448	$51,250,841	$40,479,412
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	3,670,377	2,888,025	2,140,880
Net asset value and redemption price per share	$16.22	$17.75	$18.91
Maximum offering price per share	$16.22	$17.75	$18.91

Class R:
Net assets	$24,483,955	$29,639,358	$12,320,904
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,523,008	1,688,024	658,353
Net asset value and redemption price per share	$16.08	$17.56	$18.71
Maximum offering price per share	$16.08	$17.56	$18.71

(1) Maximum offering price is computed at 100/97 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2006

	ING Strategic Allocation Conservative	ING Strategic Allocation Growth	ING Strategic Allocation Moderate
	Fund	Fund	Fund
ASSETS:
Investments in securities at value+*	$43,062,936	$92,737,453	$97,251,798
Short-term investments at amortized cost	6,681,660	9,875,887	12,472,600
Repurchase agreement	4,929,000	7,025,000	8,324,000
Cash	122,712	377,685	444,310
Cash collateral for futures	11,220	4,500	13,558
Foreign currencies at value**	1,125	7,330	5,633
Receivables:
Investment securities sold	4,638,300	2,759,894	2,563,469
Fund shares sold	93,405	174,201	100,908
Dividends and interest	207,792	285,171	335,485
Variation margin receivable	6,318	1,894	4,922
Prepaid expenses	17,490	17,923	19,578
Reimbursement due from manager	11,018	—	10,437
Total assets	59,782,976	113,266,938	121,546,698

LIABILITIES:
Payable for investment securities purchased	7,939,008	4,347,153	5,970,349
Payable for fund shares redeemed	14,055	56,286	17,355
Payable for variation margin	8,265	3,606	7,837
Payable upon receipt of securities loaned	6,681,660	9,875,887	12,122,454
Payable to affiliates	45,126	104,747	108,383
Payable for director fees	1,425	1,641	2,061
Other accrued expenses and liabilities	25,222	65,400	36,192
Total liabilities	14,714,761	14,454,720	18,264,631
NET ASSETS	$45,068,215	$98,812,218	$103,282,067

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$42,291,513	$87,026,848	$92,906,511
Undistributed net investment income	498,228	580,262	785,276
Accumulated net realized gain (loss) on investments, foreign currency related transactions and futures	(44,411)	902,630	322,192
Net unrealized appreciation on investments, foreign currency related transactions and futures	2,322,885	10,302,478	9,268,088
NET ASSETS	$45,068,215	$98,812,218	103,282,067

+ Including securities loaned at value	$6,537,835	$9,707,963	$11,878,531
* Cost of investments in securities	$40,741,278	$82,437,862	$87,984,087
** Cost of foreign currencies	$1,124	$7,329	$5,632

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2006 (CONTINUED)

	ING Strategic Allocation Conservative	ING Strategic Allocation Growth	ING Strategic Allocation Moderate
	Fund	Fund	Fund
Class A:
Net assets	$30,762,951	$58,009,674	$67,700,742
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,931,622	4,694,079	5,647,825
Net asset value and redemption price per share	$10.49	$12.36	$11.99
Maximum offering price per share (5.75%)(1)	$11.13	$13.11	$12.72

Class B:
Net assets	$4,694,064	$16,744,617	$17,363,329
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	448,335	1,372,957	1,464,075
Net asset value and redemption price per share(2)	$10.47	$12.20	$11.86
Maximum offering price per share	$10.47	$12.20	$11.86

Class C:
Net assets	$1,002,000	$1,569,049	$1,455,249
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	94,791	127,855	121,027
Net asset value and redemption price per share(2)	$10.57	$12.27	$12.02
Maximum offering price per share	$10.57	$12.27	$12.02

Class I:
Net assets	$8,609,200	$22,488,878	$16,762,747
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	810,982	1,804,501	1,384,089
Net asset value and redemption price per share	$10.62	$12.46	$12.11
Maximum offering price per share	$10.62	$12.46	$12.11

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2006

	ING Index Plus LargeCap	ING Index Plus MidCap	ING Index Plus SmallCap
	Fund	Fund	Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$8,853,660	$4,217,601	$1,460,894
Interest	111,980	102,327	62,958
Securities lending income	29,405	154,508	60,695
Total investment income	8,995,045	4,474,436	1,584,547

EXPENSES:
Investment management fees	2,201,443	1,567,443	661,056
Distribution and service fees:
Class A	607,117	450,692	159,899
Class B	368,583	315,721	161,000
Class C	123,384	144,757	53,852
Class O	117,345	104,402	84,873
Class R	106,882	117,880	31,198
Transfer agent fees	402,615	392,545	235,270
Administrative service fees	391,582	278,658	117,522
Shareholder reporting expense	128,596	86,083	44,625
Registration fees	70,868	71,719	63,568
Professional fees	73,592	55,148	24,815
Custody and accounting expense	68,214	58,565	30,932
Director fees	31,694	20,642	7,460
Interest expense	2,451	631	66
Miscellaneous expense	31,297	21,237	9,800
Total expenses	4,725,663	3,686,123	1,685,936
Net recouped (waived and reimbursed) fees	—	59,319	(94,366)
Net expenses	4,725,663	3,745,442	1,591,570
Net investment income/(loss)	4,269,382	728,994	(7,023)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES:
Net realized gain on:
Investments	66,038,689	27,848,401	12,084,233
Futures	156,989	250,392	—
Net realized gain on investments and futures	66,195,678	28,098,793	12,084,233
Net change in unrealized appreciation or depreciation on:
Investments	(34,466,843)	15,180,110	11,296,543
Futures	(9,663)	(11,328)	—
Net change in unrealized appreciation or depreciation on investments and futures	(34,476,506)	15,168,782	11,296,543
Net realized and unrealized gain on investments and futures	31,719,172	43,267,575	23,380,776
Increase in net assets resulting from operations	$35,988,554	$43,996,569	$23,373,753

* Foreign taxes withheld	$—	$—	$927

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2006 (CONTINUED)

	ING Strategic Allocation Conservative Fund	ING Strategic Allocation Growth Fund	ING Strategic Allocation Moderate Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$427,961	$1,590,715	$1,403,027
Interest	1,148,333	604,390	1,460,372
Securities lending income	25,481	20,689	37,336
Total investment income	1,601,775	2,215,794	2,900,735
EXPENSES:
Investment management fees	373,136	748,463	844,445
Distribution and service fees:
Class A	81,682	142,314	172,177
Class B	38,231	120,122	133,851
Class C	6,325	12,765	11,695
Transfer agent fees	9,975	21,005	21,910
Administrative service fees	37,314	74,847	84,445
Shareholder reporting expense	5,210	4,092	17,705
Registration fees	45,919	47,370	46,737
Professional fees	1,686	4,115	18,043
Custody and accounting expense	43,332	49,438	52,560
Director fees	3,534	5,475	7,709
Interest Expense	—	—	756
Miscellaneous expense	5,323	6,244	6,608
Total expenses	651,667	1,236,250	1,418,641
Net waived and reimbursed fees	(105,839)	(24,949)	(99,005)
Net expenses	545,828	1,211,301	1,319,636
Net investment income	1,055,947	1,004,493	1,581,099

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES AND SWAPS:
Net realized gain (loss) on:
Investments	1,104,862	4,821,674	4,126,699
Foreign currency related transactions	(2,931)	(19,831)	(2,167)
Futures and swaps	26,494	53,440	58,061
Net realized gain on investments, foreign currency related transactions, futures and swaps	1,128,425	4,855,283	4,182,593
Net change in unrealized appreciation or depreciation on:
Investments	(413,152)	1,832,311	357,789
Foreign currency related transactions	742	3,451	1,796
Futures	(25,795)	(9,263)	(21,991)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	(438,205)	1,826,499	337,594
Net realized and unrealized gain on investments, foreign currency related transactions and futures	690,220	6,681,782	4,520,187
Increase in net assets resulting from operations	$1,746,167	$7,686,275	$6,101,286

* Foreign taxes withheld	$7,843	$35,766	$23,510

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Plus LargeCap Fund		ING Index Plus MidCap Fund
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
FROM OPERATIONS:
Net investment income	$4,269,382	$5,029,385	$728,994	$481,698
Net realized gain on investments and futures	66,195,678	17,302,585	28,098,793	5,527,535
Net change in unrealized appreciation or depreciation on investments and futures	(34,476,506)	14,927,548	15,168,782	23,849,043
Net increase in net assets resulting from operations	35,988,554	37,259,518	43,996,569	29,858,276

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,863,363)	(2,775,309)	(393,806)	(172,583)
Class B	(15,751)	(102,651)	—	—
Class C	(44,476)	(84,216)	—	—
Class I	(1,309,239)	(1,632,705)	(244,590)	(74,633)
Class O	(390,305)	(274,463)	(96,207)	(35,698)
Class R	(133,501)	(89,619)	(29,887)	(19,265)
Net realized gains:
Class A	—	—	(7,622,303)	(505,269)
Class B	—	—	(1,387,646)	(92,890)
Class C	—	—	(823,976)	(55,151)
Class I	—	—	(2,555,406)	(109,538)
Class O	—	—	(1,736,607)	(87,778)
Class R	—	—	(1,036,481)	(34,196)
Total distributions	(3,756,635)	(4,958,963)	(15,926,909)	(1,187,001)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	141,783,041	122,727,964	137,864,989	113,056,865
Dividends reinvested	3,659,146	4,825,985	15,079,452	1,127,608
	145,442,187	127,553,949	152,944,441	114,184,473
Cost of shares redeemed	(224,081,611)	(145,514,723)	(119,836,018)	(52,665,996)
Net increase (decrease) in net assets resulting from capital share transactions	(78,639,424)	(17,960,774)	33,108,423	61,518,477
Net increase (decrease) in net assets	(46,407,505)	14,339,781	61,178,083	90,189,752

NET ASSETS:
Beginning of year	488,850,494	474,510,713	290,590,647	200,400,895
End of year	$442,442,989	$488,850,494	$351,768,730	$290,590,647
Undistributed net investment income at end of year	$1,935,180	$1,445,205	$180,593	$393,491

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Plus SmallCap Fund		ING Strategic Allocation Conservative Fund
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
FROM OPERATIONS:
Net investment income/(loss)	$(7,023)	$17,307	$1,055,947	$843,322
Net realized gain on investments, foreign currency related transactions, futures and swaps	12,084,233	869,951	1,128,425	2,360,612
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	11,296,543	12,030,468	(438,205)	60,948
Net increase in net assets resulting from operations	23,373,753	12,917,726	1,746,167	3,264,882

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	(675,569)	(587,625)
Class B	—	—	(62,308)	(20,463)
Class C	—	—	(8,027)	(2,281)
Class I	—	—	(201,616)	(219,123)
Net realized gains:
Class A	(1,264,131)	(1,616,603)	(1,040,625)	—
Class B	(343,013)	(394,835)	(124,726)	—
Class C	(156,568)	(199,540)	(17,800)	—
Class I	(219,243)	(149,283)	(276,736)	—
Class O	(657,763)	(761,443)	—	—
Class R	(125,149)	(77,257)	—	—
Total distributions	(2,765,867)	(3,198,961)	(2,407,407)	(829,492)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	109,471,121	69,008,735	14,547,828	12,373,150
Dividends reinvested	2,604,840	3,072,156	2,337,805	820,804
	112,075,961	72,080,891	16,885,633	13,193,954
Cost of shares redeemed	(83,456,424)	(43,157,290)	(17,099,097)	(13,523,830)
Net increase (decrease) in net assets resulting from capital share transactions	28,619,537	28,923,601	(213,464)	(329,876)
Net increase (decrease) in net assets	49,227,423	38,642,366	(874,704)	2,105,514

NET ASSETS:
Beginning of year	113,174,770	74,532,404	45,942,919	43,837,405
End of year	$162,402,193	$113,174,770	$45,068,215	$45,942,919
Undistributed net investment income at end of year	$—	$—	$498,228	$363,925

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Strategic Allocation Growth Fund		ING Strategic Allocation Moderate Fund
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
FROM OPERATIONS:
Net investment income	$1,004,493	$787,558	$1,581,099	$1,336,003
Net realized gain on investments, foreign currency related transactions, futures and swaps	4,855,283	5,109,678	4,182,593	5,507,020
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	1,826,499	1,188,685	337,594	1,354,947
Net increase in net assets resulting from operations	7,686,275	7,085,921	6,101,286	8,197,970

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(484,050)	(495,408)	(986,176)	(847,861)
Class B	(46,096)	(16,284)	(133,157)	(42,783)
Class C	(5,195)	(2,469)	(10,388)	(3,818)
Class I	(237,094)	(272,563)	(280,525)	(443,286)
Total distributions	(772,435)	(786,724)	(1,410,246)	(1,337,748)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	33,542,925	22,625,029	34,102,798	24,592,904
Dividends reinvested	758,485	782,111	1,371,363	1,330,064
	34,301,410	23,407,140	35,474,161	25,922,968
Cost of shares redeemed	(25,312,707)	(16,815,423)	(40,916,359)	(18,577,286)
Net increase (decrease) in net assets resulting from capital share transactions	8,988,703	6,591,717	(5,442,198)	7,345,682
Net increase (decrease) in net assets	15,902,543	12,890,914	(751,158)	14,205,904

NET ASSETS:
Beginning of year	82,909,675	70,018,761	104,033,225	89,827,321
End of year	$98,812,218	$82,909,675	$103,282,067	$104,033,225
Undistributed net investment income at end of year	$580,262	$311,992	$785,276	$548,169

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
						Seven
						Months	Year
						Ended	Ended
	Year Ended May 31,					May 31,	October 31,
	2006		2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$15.21		14.19	12.27	13.68	13.72	18.64
Income (loss) from investment operations:
Net investment income	$0.14	**	0.16	0.10	0.10	0.05	0.09
Net realized and unrealized gain (loss) on investments	$0.95		1.02	1.91	(1.40)	0.00 *	(4.96)
Total from investment operations	$1.09		1.18	2.01	(1.30)	0.05	(4.87)
Less distributions from:
Net investment income	$0.13		0.16	0.09	0.11	0.09	0.05
Total distributions	$0.13		0.16	0.09	0.11	0.09	0.05
Net asset value, end of period	$16.17		15.21	14.19	12.27	13.68	13.72
Total Return(2)%	7.14		8.33	16.40	(9.48)	0.34	(26.19)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$217,766		259,323	265,436	207,230	183,379	173,369
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	0.95		0.93	0.94	0.95	0.94	0.91
Gross expenses prior to expense reimbursement/recoupment(3)%	0.95		0.93	0.93	0.97	0.94	0.91
Net investment income after reimbursement/recoupment(3)(4)%	0.89		1.08	0.76	0.88	0.56	0.58
Portfolio turnover rate %	133		78	79	112	87	117

	Class B
					Seven
					Months	Year
					Ended	Ended
	Year Ended May 31,				May 31,	October 31,
	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$15.12	14.11	12.21	13.59	13.60	18.57
Income (loss) from investment operations:
Net investment income (loss)	$0.03	0.05	(0.01)	0.02	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	$0.93	1.00	1.92	(1.40)	0.01	(4.94)
Total from investment operations	$0.96	1.05	1.91	(1.38)	(0.01)	(4.97)
Less distributions from:
Net investment income	$0.01	0.04	0.01	0.00 *	—	—
Total distributions	$0.01	0.04	0.01	0.00 *	—	—
Net asset value, end of period	$16.07	15.12	14.11	12.21	13.59	13.60
Total Return(2)%	6.33	7.45	15.61	(10.14)	(0.07)	(26.76)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$33,911	37,706	37,382	24,228	27,672	28,933
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.70	1.68	1.69	1.70	1.69	1.66
Gross expenses prior to expense reimbursement/recoupment(3)%	1.70	1.68	1.68	1.72	1.69	1.66
Net investment income (loss) after reimbursement/recoupment(3)(4)%	0.14	0.34	(0.01)	0.13	(0.19)	(0.17)
Portfolio turnover rate %	133	78	79	112	87	117

(1)             The Fund changed its fiscal year end to May 31.

(2)             Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)             Annualized for periods less than one year.

(4)             The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*                 Amount is less than $0.01 per share.

**          Per share data calculated using weighted average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
					Seven
					Months	Year
					Ended	Ended
	Year Ended May 31,				May 31,	October 31,
	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$15.22	14.19	12.27	13.64	13.64	18.57
Income (loss) from investment operations:
Net investment income (loss)	$0.07	0.10	0.03	0.05	0.02	0.03
Net realized and unrealized gain (loss) on investments	$0.93	1.00	1.91	(1.40)	(0.02)	(4.96)
Total from investment operations	$1.00	1.10	1.94	(1.35)	0.00 *	(4.93)
Less distributions from:
Net investment income	$0.04	0.07	0.02	0.02	—	—
Total distributions	$0.04	0.07	0.02	0.02	—	—
Net asset value, end of period	$16.18	15.22	14.19	12.27	13.64	13.64
Total Return(2)%	6.59	7.77	15.86	(9.88)	0.00	(26.55)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$15,113	17,146	18,846	16,434	23,267	27,742
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.45	1.43	1.44	1.45	1.44	1.41
Gross expenses prior to expense reimbursement/recoupment(3)%	1.45	1.43	1.43	1.46	1.44	1.41
Net investment income (loss) after reimbursement/recoupment(3)(4)%	0.39	0.58	0.25	0.37	0.07	0.08
Portfolio turnover rate %	133	78	79	112	87	117

	Class I
						Seven
						Months	Year
						Ended	Ended
	Year Ended May 31,					May 31,	October 31,
	2006		2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$15.34		14.31	12.37	13.78	13.83	18.79
Income (loss) from investment operations:
Net investment income	$0.18	**	0.21	0.15	0.14	0.07	0.14
Net realized and unrealized gain (loss) on investments	$0.94		1.02	1.90	(1.41)	0.01	(5.01)
Total from investment operations	$1.12		1.23	2.05	(1.27)	0.08	(4.87)
Less distributions from:
Net investment income	$0.17		0.20	0.11	0.14	0.13	0.09
Total distributions	$0.17		0.20	0.11	0.14	0.13	0.09
Net asset value, end of period	$16.29		15.34	14.31	12.37	13.78	13.83
Total Return(2)%	7.29		8.62	16.69	(9.18)	0.51	(26.03)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$91,633		120,969	129,534	149,091	155,948	136,852
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	0.70		0.68	0.69	0.70	0.69	0.66
Gross expenses prior to expense reimbursement/recoupment(3)%	0.70		0.68	0.68	0.72	0.69	0.66
Net investment income after reimbursement/recoupment(3)(4)%	1.14		1.34	1.01	1.13	0.81	0.83
Portfolio turnover rate %	133		78	79	112	87	117

(1)             The Fund changed its fiscal year end to May 31.

(2)             Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)             Annualized for periods less than one year.

(4)             The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*                 Amount is less than $0.01 per share.

**          Per share data calculated using weighted average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
					Seven
					Months	August 1,
					Ended	2001(2) to
	Year Ended May 31,				May 31,	October 31,
	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$15.27	14.26	12.33	13.76	13.83	15.66
Income (loss) from investment operations:
Net investment income	$0.13	0.15	0.09	0.09	0.07	0.07
Net realized and unrealized gain (loss) on investments	$0.96	1.03	1.94	(1.40)	(0.02)	(1.90)
Total from investment operations	$1.09	1.18	2.03	(1.31)	0.05	(1.83)
Less distributions from:
Net investment income	$0.14	0.17	0.10	0.12	0.12	—
Total distributions	$0.14	0.17	0.10	0.12	0.12	—
Net asset value, end of period	$16.22	15.27	14.26	12.33	13.76	13.83
Total Return(3)%	7.11	8.27	16.50	(9.46)	0.34	(11.69)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$59,536	37,242	20,068	4,854	1,119	18
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(4)(5)%	0.95	0.93	0.94	0.95	0.94	0.91
Gross expenses prior to expense reimbursement/recoupment(4)%	0.95	0.93	0.93	0.97	0.94	0.91
Net investment income after expense reimbursement/recoupment(4)(5)%	0.89	1.06	0.75	0.91	0.50	0.58
Portfolio turnover rate %	133	78	79	112	87	117

	Class R
	Year Ended May 31,		December 8, 2003(2) to May 31,
	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$15.14	14.17	13.52
Income from investment operations:
Net investment income	$0.09	0.11	0.12
Net realized and unrealized gain on investments	$0.95	1.02	0.64
Total from investment operations	$1.04	1.13	0.76
Less distributions from:
Net investment income	$0.10	0.16	0.11
Total distributions	$0.10	0.16	0.11
Net asset value, end of period	$16.08	15.14	14.17
Total Return(3)%	6.89	7.99	4.81

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$24,484	16,463	3,244
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(4)(5)%	1.20	1.18	1.19
Gross expenses prior to expense reimbursement/recoupment(4)%	1.20	1.18	1.19
Net investment income after expense reimbursement/recoupment(4)(5)%	0.64	0.79	0.46
Portfolio turnover rate %	133	78	79

(1)             The Fund changed its fiscal year end to May 31.

(2)             Commencement of operations.

(3)             Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4)             Annualized for periods less than one year.

(5)             The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
					Seven
					Months	Year
					Ended	Ended
	Year Ended May 31,				May 31,	October 31,
	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$16.25	14.45	11.64	12.92	10.98	14.72
Income (loss) from investment operations:
Net investment income	$0.05	0.04	0.03	0.02	0.01	0.03
Net realized and unrealized gain (loss) on investments	$2.17	1.84	2.79	(1.20)	1.96	(1.73)
Total from investment operations	$2.22	1.88	2.82	(1.18)	1.97	(1.70)
Less distributions from:
Net investment income	$0.04	0.02	0.01	—	0.03	0.02
Net realized gain from investments	$0.75	0.06	—	0.10	—	2.02
Total distributions	$0.79	0.08	0.01	0.10	0.03	2.04
Net asset value, end of period	$17.68	16.25	14.45	11.64	12.92	10.98
Total Return(2)%	13.82	13.01	24.27	(9.10)	17.94	(12.79)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$187,657	155,222	120,295	55,636	41,127	18,805
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.00	1.00	0.99	1.00	1.00	1.00
Gross expenses prior to expense reimbursement/recoupment(3)%	0.98	0.99	1.11	1.38	1.31	1.50
Net investment income after reimbursement/recoupment(3)(4)%	0.29	0.28	0.30	0.26	0.15	0.28
Portfolio turnover rate %	111	93	112	128	190	181

	Class B
					Seven
					Months	Year
					Ended	Ended
	Year Ended May 31,				May 31,	October 31,
	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$15.71	14.07	11.40	12.76	10.87	14.62
Income (loss) from investment operations:
Net investment loss	$(0.08)	(0.07)	(0.05)	(0.04)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	$2.10	1.77	2.72	(1.22)	1.92	(1.72)
Total from investment operations	$2.02	1.70	2.67	(1.26)	1.89	(1.77)
Less distributions from:
Net realized gain from investments	$0.75	0.06	—	0.10	—	1.98
Total distributions	$0.75	0.06	—	0.10	—	1.98
Net asset value, end of period	$16.98	15.71	14.07	11.40	12.76	10.87
Total Return(2)%	13.01	12.08	23.42	(9.84)	17.39	(13.39)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$33,369	27,500	20,839	7,733	3,942	1,405
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.75	1.75	1.75	1.74	1.75	1.75
Gross expenses prior to expense reimbursement/recoupment(3)%	1.73	1.74	1.86	2.13	2.06	2.25
Net investment loss after reimbursement/recoupment(3)(4)%	(0.46)	(0.47)	(0.44)	(0.47)	(0.59)	(0.47)
Portfolio turnover rate %	111	93	112	128	190	181

(1)             The Fund changed its fiscal year end to May 31.

(2)             Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)             Annualized for periods less than one year.

(4)             The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
					Seven
					Months	Year
					Ended	Ended
	Year Ended May 31,				May 31,	October 31,
	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$15.86	14.17	11.45	12.79	10.87	14.60
Income (loss) from investment operations:
Net investment loss	$(0.04)	(0.03)	(0.03)	(0.02)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	$2.13	1.78	2.75	(1.22)	1.94	(1.73)
Total from investment operations	$2.09	1.75	2.72	(1.24)	1.92	(1.75)
Less distributions from:
Net realized gain from investments	$0.75	0.06	—	0.10	—	1.98
Total distributions	$0.75	0.06	—	0.10	—	1.98
Net asset value, end of period	$17.20	15.86	14.17	11.45	12.79	10.87
Total Return(2)%	13.33	12.35	23.76	(9.66)	17.57	(13.19)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$20,575	15,613	11,885	5,363	3,200	1,791
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.50	1.50	1.50	1.49	1.50	1.50
Gross expenses prior to expense reimbursement/recoupment(3)%	1.48	1.49	1.61	1.88	1.81	2.00
Net investment loss after reimbursement/recoupment(3)(4)%	(0.21)	(0.22)	(0.20)	(0.22)	(0.34)	(0.22)
Portfolio turnover rate %	111	93	112	128	190	181

	Class I
						Seven
						Months	Year
						Ended	Ended
	Year Ended May 31,					May 31,	October 31,
	2006		2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$16.43		14.60	11.74	13.00	11.05	14.78
Income (loss) from investment operations:
Net investment income	$0.10	*	0.06	0.06	0.05	0.04	0.11
Net realized and unrealized gain (loss) on investments	$2.19		1.87	2.83	(1.21)	1.96	(1.78)
Total from investment operations	$2.29		1.93	2.89	(1.16)	2.00	(1.67)
Less distributions from:
Net investment income	$0.07		0.04	0.03	—	0.05	0.04
Net realized gain from investments	$0.75		0.06	—	0.10	—	2.02
Total distributions	$0.82		0.10	0.03	0.10	0.05	2.06
Net asset value, end of period	$17.90		16.43	14.60	11.74	13.00	11.05
Total Return(2)%	14.13		13.23	24.61	(8.89)	18.13	(12.52)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$29,278		45,120	21,187	12,007	11,459	456
Ratios to average net assets: %
Net expenses after expense reimbursement/recoupment(3)(4)%	0.75		0.75	0.75	0.75	0.75	0.75
Gross expenses prior to expense reimbursement/recoupment(3)%	0.73		0.74	0.86	1.13	1.06	1.25
Net investment income after reimbursement/recoupment(3)(4)%	0.54		0.56	0.54	0.50	0.37	0.53
Portfolio turnover rate %	111		93	112	128	190	181

(1)             The Fund changed its fiscal year end to May 31.

(2)             Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)             Annualized for periods less than one year.

(4)             The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*                 Per share data calculated using weighted average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
					Seven
					Months	August 1,
					Ended	2001(2)
	Year Ended May 31,				May 31,	October 31,
	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$16.31	14.52	11.69	12.97	11.04	12.42
Income (loss) from investment operations:
Net investment income	$0.04	0.04	0.02	0.02	0.03	0.03
Net realized and unrealized gain (loss) on investments	$2.19	1.83	2.83	(1.20)	1.95	(1.41)
Total from investment operations	$2.23	1.87	2.85	(1.18)	1.98	(1.38)
Less distributions from:
Net investment income	$0.04	0.02	0.02	—	0.05	—
Net realized gain from investments	$0.75	0.06	—	0.10	—	—
Total distributions	$0.79	0.08	0.02	0.10	0.05	—
Net asset value, end of period	$17.75	16.31	14.52	11.69	12.97	11.04
Total Return(3)%	13.85	12.91	24.38	(9.06)	17.94	(11.11)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$51,251	32,350	20,705	4,658	2,020	30
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(4)(5)%	1.00	1.00	1.00	0.99	1.00	1.00
Gross expenses prior to expense reimbursement/recoupment(4)%	0.99	0.99	1.11	1.38	1.31	1.50
Net investment income after reimbursement/recoupment(4)(5)%	0.29	0.29	0.33	0.29	0.15	0.28
Portfolio turnover rate %	111	93	112	128	190	181

	Class R
	Year Ended May 31,			October 24 2003(2) to May 31,
	2006		2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$16.16		14.43	12.91
Income (loss) from investment operations:
Net investment income	$0.00	*	0.01	0.03
Net realized and unrealized gain on investments	$2.17		1.81	1.52
Total from investment operations	$2.17		1.82	1.55
Less distributions from:
Net investment income	$0.02		0.03	0.03
Net realized gain from investments	$0.75		0.06	—
Total distributions	$0.77		0.09	0.03
Net asset value, end of period	$17.56		16.16	14.43
Total Return(3)%	13.60		12.64	12.00

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$29,639		14,785	5,489
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(4)(5)%	1.25		1.25	1.25
Gross expenses prior to expense reimbursement/recoupment(4)%	1.24		1.24	1.36
Net investment income after reimbursement/recoupment(4)(5)%	0.04		0.08	0.16
Portfolio turnover rate %	111		93	112

(1)             The Fund changed its fiscal year end to May 31.

(2)             Commencement of operations.

(3)             Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4)             Annualized for periods less than one year.

(5)             The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*                 Amount is less than $0.01 per share.

See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
					Seven
					Months	Year
					Ended	Ended
	Year Ended May 31,				May 31,	October 31,
	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$16.46	14.72	11.41	12.78	10.72	11.61
Income (loss) from investment operations:
Net investment income (loss)	$0.02	0.02	(0.01)	0.00 *	—	(0.02)
Net realized and unrealized gain (loss) on investments	$2.67	2.25	3.32	(1.24)	2.06	(0.87)
Total from investment operations	$2.69	2.27	3.31	(1.24)	2.06	(0.89)
Less distributions from:
Net realized gain from investments	$0.37	0.53	—	0.13	—	—
Total distributions	$0.37	0.53	—	0.13	—	—
Net asset value, end of period	$18.78	16.46	14.72	11.41	12.78	10.72
Total Return(2)%	16.45	15.49	29.01	(9.64)	19.22	(7.67)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$71,251	53,323	39,803	18,016	9,316	5,020
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.00	1.00	0.99	0.98	1.00	1.00
Gross expenses prior to expense reimbursement(3)%	1.07	1.12	1.39	2.37	2.11	2.10
Net investment income (loss) after reimbursement(3)(4)%	0.10	0.14	(0.10)	0.00	(0.06)	(0.16)
Portfolio turnover rate %	109	83	126	129	61	118

	Class B
					Seven
					Months	Year
					Ended	Ended
	Year Ended May 31,				May 31,	October 31,
	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$15.71	14.17	11.06	12.50	10.52	11.48
Income (loss) from investment operations:
Net investment loss	$(0.11)	(0.08)	(0.08)	(0.06)	(0.02)	(0.08)
Net realized and unrealized gain (loss) on investments	$2.53	2.15	3.19	(1.25)	2.00	(0.88)
Total from investment operations	$2.42	2.07	3.11	(1.31)	1.98	(0.96)
Less distributions from:
Net realized gain from investments	$0.37	0.53	—	0.13	—	—
Total distributions	$0.37	0.53	—	0.13	—	—
Net asset value, end of period	$17.76	15.71	14.17	11.06	12.50	10.52
Total Return(2)%	15.51	14.67	28.12	(10.42)	18.73	(8.36)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$16,598	13,653	9,431	3,586	2,246	498
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.75	1.75	1.74	1.73	1.75	1.75
Gross expenses prior to expense reimbursement(3)%	1.82	1.87	2.14	3.12	2.86	2.85
Net investment loss after reimbursement(3)(4)%	(0.64)	(0.62)	(0.83)	(0.75)	(0.75)	(0.91)
Portfolio turnover rate %	109	83	126	129	61	118

(1)             The Fund changed its fiscal year end to May 31.

(2)             Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)             Annualized for periods less than one year.

(4)             The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*                 Amount is less than $0.01 per share.

**          Per share data calculated using weighted average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND(CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
					Seven
					Months	Year
					Ended	Ended
	Year Ended May 31,				May 31,	October 31,
	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$15.91	14.31	11.15	12.56	10.57	11.50
Income (loss) from investment operations:
Net investment loss	$(0.06)	(0.05)	(0.07)	(0.03)	(0.02)	(0.09)
Net realized and unrealized gain (loss) on investments	$2.58	2.18	3.23	(1.25)	2.01	(0.84)
Total from investment operations	$2.52	2.13	3.16	(1.28)	1.99	(0.93)
Less distributions from:
Net realized gain from investments	$0.37	0.53	—	0.13	—	—
Total distributions	$0.37	0.53	—	0.13	—	—
Net asset value, end of period	$18.06	15.91	14.31	11.15	12.56	10.57
Total Return(2)%	15.95	14.95	28.34	(10.13)	18.83	(8.09)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$7,965	6,050	4,970	2,202	893	395
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.50	1.50	1.49	1.48	1.50	1.50
Gross expenses prior to expense reimbursement(3)%	1.57	1.62	1.89	2.87	2.61	2.60
Net investment loss after reimbursement(3)(4)%	(0.40)	(0.36)	(0.59)	(0.50)	(0.53)	(0.66)
Portfolio turnover rate %	109	83	126	129	61	118

	Class I
						Seven
						Months	Year
						Ended	Ended
	Year Ended May 31,					May 31,	October 31,
	2006		2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$16.75		14.94	11.55	12.90	10.80	11.66
Income (loss) from investment operations:
Net investment income (loss)	$0.04	*	0.04	0.02	0.01	0.07	0.01
Net realized and unrealized gain (loss) on investments	$2.75		2.30	3.37	(1.23)	2.03	(0.87)
Total from investment operations	$2.79		2.34	3.39	(1.22)	2.10	(0.86)
Less distributions from:
Net realized gain from investments	$0.37		0.53	—	0.13	—	—
Total distributions	$0.37		0.53	—	0.13	—	—
Net asset value, end of period	$19.17		16.75	14.94	11.55	12.90	10.80
Total Return(2)%	16.77		15.74	29.35	(9.40)	19.44	(7.38)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$13,787		7,414	1,705	955	322	3,600
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.75		0.75	0.74	0.73	0.75	0.75
Gross expenses prior to expense reimbursement(3)%	0.82		0.87	1.14	2.12	1.86	1.85
Net investment income after reimbursement(3)(4)%	0.23		0.38	0.14	0.18	0.10	0.09
Portfolio turnover rate %	109		83	126	129	61	118

(1)    The Fund changed its fiscal year end to May 31.

(2)    Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)    Annualized for periods less than one year.

(4)    The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*      Per share data calculated using weighted average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND(CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
						Seven
						Months	August 1,
						Ended	2001(2) to
	Year Ended May 31,					May 31,	October 31,
	2006	2005	2004		2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$16.58	14.82	11.47		12.85	10.79	12.03
Income (loss) from investment operations:
Net investment income	$0.02	0.02	0.00	*	0.00 *	—	—
Net realized and unrealized gain (loss) on investments	$2.68	2.27	3.35		(1.25)	2.06	(1.24)
Total from investment operations	$2.70	2.29	3.35		(1.25)	2.06	(1.24)
Less distributions from:
Net realized gain from investments	$0.37	0.53	—		0.13	—	—
Total distributions	$0.37	0.53	—		0.13	—	—
Net asset value, end of period	$18.91	16.58	14.82		11.47	12.85	10.79
Total Return(3)%	16.39	15.52	29.21		(9.67)	19.18	(10.31)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$40,479	28,992	17,369		2,333	1,113	41
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)%	1.00	1.00	0.99		0.98	1.00	1.00
Gross expenses prior to expense reimbursement(4)%	1.07	1.12	1.39		2.37	2.11	2.10
Net investment income (loss) after reimbursement(4)(5)%	0.10	0.13	(0.04)		(0.01)	0.01	(0.16)
Portfolio turnover rate %	109	83	126		129	61	118

	Class R
			December 8,
			2003(2)to
	Year Ended May 31,		May 31,
	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$16.45	14.75	13.97
Income (loss) from investment operations:
Net investment income (loss)	$(0.03)**	(0.02)	0.00 *
Net realized and unrealized gain on investments	$2.66	2.25	0.78
Total from investment operations	$2.63	2.23	0.78
Less distributions from:
Net realized gain from investments	$0.37	0.53	—
Total distributions	$0.37	0.53	—
Net asset value, end of period	$18.71	16.45	14.75
Total Return(3)%	16.09	15.19	5.58

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$12,321	3,742	1,256
Ratios to average net assets:
Net Expenses after expense reimbursement/recoupment(4)(5)%	1.25	1.25	0.99
Gross expenses prior to expense reimbursement/recoupment(4)%	1.32	1.37	1.60
Net investment income (loss) after expense reimbursement/recoupment(4)(5)%	(0.17)	(0.14)	0.02
Portfolio turnover rate %	109	83	126

(1)    The Fund changed its fiscal year end to May 31.

(2)    Commencement of operations.

(3)    Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4)    Annualized for periods less than one year.

(5)    The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*      Amount is less than $0.01 per share.

**   Per share data calculated using weighted average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION CONSERVATIVE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
					Seven
					Months	Year
					Ended	Ended
	Year Ended May 31,				May 31,	October 31,
	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$10.65	10.07	9.49	9.74	9.71	10.62
Income (loss) from investment operations:
Net investment income	$0.25	0.21	0.14	0.16	0.11	0.29
Net realized and unrealized gain (loss) on investments	$0.15	0.57	0.55	(0.28)	0.29	(0.86)
Total from investment operations	$0.40	0.78	0.69	(0.12)	0.40	(0.57)
Less distributions from:
Net investment income	$0.22	0.20	0.11	0.13	0.37	0.34
Net realized gain from investments	$0.34	—	—	—	—	—
Total distributions	$0.56	0.20	0.11	0.13	0.37	0.34
Net asset value, end of period	$10.49	10.65	10.07	9.49	9.74	9.71
Total Return(2)%	3.82	7.77	7.30	(1.12)	4.24	(5.50)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$30,763	32,698	31,488	29,223	23,120	20,973
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.15	1.15	1.15	1.15	1.15	1.15
Gross expenses prior to expense reimbursement(3)%	1.38	1.37	1.42	1.65	1.56	1.50
Net investment income after reimbursement(3)(4)%	2.28	1.90	1.38	1.82	1.99	3.05
Portfolio turnover rate %	364	327	372	286	101	165

	Class B
						Seven
						Months	Year
						Ended	Ended
	Year Ended May 31,					May 31,	October 31,
	2006		2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$10.65		10.10	9.52	9.80	9.73	10.63
Income (loss) from investment operations:
Net investment income	$0.17	*	0.10	0.05	0.10	0.04	0.27
Net realized and unrealized gain (loss) on investments	$0.16		0.59	0.57	(0.28)	0.31	(0.91)
Total from investment operations	$0.33		0.69	0.62	(0.18)	0.35	(0.64)
Less distributions from:
Net investment income	$0.17		0.14	0.04	0.10	0.28	0.26
Net realized gain from investments	$0.34		—	—	—	—	—
Total distributions	$0.51		0.14	0.04	0.10	0.28	0.26
Net asset value, end of period	$10.47		10.65	10.10	9.52	9.80	9.73
Total Return(2)%	3.13		6.89	6.52	(1.77)	3.66	(6.14)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,694		2,457	1,179	669	217	125
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.90		1.90	1.90	1.90	1.90	1.90
Gross expenses prior to expense reimbursement(3)%	2.13		2.12	2.17	2.40	2.31	2.25
Net investment income after reimbursement(3)(4)%	1.60		1.18	0.63	1.07	1.21	2.30
Portfolio turnover rate %	364		327	372	286	101	165

(1)    The Fund changed its fiscal year end to May 31.

(2)    Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)    Annualized for periods less than one year.

(4)    The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*      Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION CONSERVATIVE FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
						Seven
						Months	Year
						Ended	Ended
	Year Ended May 31,					May 31,	October 31,
	2006		2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$10.74		10.12	9.54	9.76	9.69	10.59
Income (loss) from investment operations:
Net investment income	$0.18	*	0.12	0.05	0.10	0.09	0.24
Net realized and unrealized gain (loss) on investments	$0.14		0.58	0.56	(0.28)	0.27	(0.88)
Total from investment operations	$0.32		0.70	0.61	(0.18)	0.36	(0.64)
Less distributions from:
Net investment income	$0.15		0.08	0.03	0.04	0.29	0.26
Net realized gain from investments	$0.34		—	—	—	—	—
Total distributions	$0.49		0.08	0.03	0.04	0.29	0.26
Net asset value, end of period	$10.57		10.74	10.12	9.54	9.76	9.69
Total Return(2)%	3.04		6.96	6.45	(1.80)	3.74	(6.18)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,002		480	413	201	240	251
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.90		1.90	1.90	1.90	1.90	1.90
Gross expenses prior to expense reimbursement(3)%	2.13		2.12	2.17	2.40	2.31	2.25
Net investment income after reimbursement(3)(4)%	1.63		1.14	0.63	1.07	1.23	2.30
Portfolio turnover rate %	364		327	372	286	101	165

	Class I
						Seven
						Months	Year
						Ended	Ended
	Year Ended May 31,					May 31,	October 31,
	2006		2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$10.77		10.18	9.59	9.84	9.82	10.73
Income (loss) from investment operations:
Net investment income	$0.27	*	0.24	0.20	0.20	0.13	0.37
Net realized and unrealized gain (loss) on investments	$0.17		0.57	0.52	(0.29)	0.29	(0.92)
Total from investment operations	$0.44		0.81	0.72	(0.09)	0.42	(0.55)
Less distributions from:
Net investment income	$0.25		0.22	0.13	0.16	0.40	0.36
Net realized gain from investments	$0.34		—	—	—	—	—
Total distributions	$0.59		0.22	0.13	0.16	0.40	0.36
Net asset value, end of period	$10.62		10.77	10.18	9.59	9.84	9.82
Total Return(2)%	4.13		8.05	7.57	(0.87)	4.34	(5.24)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$8,609		10,308	10,758	18,127	18,994	20,201
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.90		0.90	0.90	0.90	0.90	0.90
Gross expenses prior to expense reimbursement(3)%	1.13		1.12	1.17	1.40	1.31	1.25
Net investment income after reimbursement(3)(4)%	2.52		2.15	1.63	2.07	2.25	3.30
Portfolio turnover rate %	364		327	372	286	101	165

(1)    The Fund changed its fiscal year end to May 31.

(2)    Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)    Annualized for periods less than one year.

(4)    The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*      Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
					Seven
					Months	Year
					Ended	Ended
	Year Ended May 31,				May 31,	October 31,
	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$11.43	10.48	9.22	10.05	9.52	11.93
Income (loss) from investment operations:
Net investment income	$0.13	0.11	0.07	0.06	0.04	0.13
Net realized and unrealized gain (loss) on investments	$0.90	0.95	1.28	(0.87)	0.62	(2.40)
Total from investment operations	$1.03	1.06	1.35	(0.81)	0.66	(2.27)
Less distributions from:
Net investment income	$0.10	0.11	0.09	0.02	0.13	0.14
Total distributions	$0.10	0.11	0.09	0.02	0.13	0.14
Net asset value, end of period	$12.36	11.43	10.48	9.22	10.05	9.52
Total Return(2)%	9.04	10.17	14.71	(8.02)	6.94	(19.23)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$58,010	52,992	45,103	38,801	26,925	23,011
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.25	1.25	1.25	1.25	1.25	1.25
Gross expenses prior to expense reimbursement(3)%	1.28	1.39	1.38	1.64	1.50	1.41
Net investment income after reimbursement(3)(4)%	1.11	1.03	0.73	0.92	0.60	1.23
Portfolio turnover rate %	242	224	222	236	149	242

	Class B
							Seven
							Months	Year
							Ended	Ended
	Year Ended May 31,						May 31,	October 31,
	2006		2005	2004		2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$11.31		10.40	9.19		10.06	9.51	11.93
Income (loss) from investment operations:
Net investment income (loss)	$0.05	*	0.02	(0.01	)*	0.01	(0.01)	0.05
Net realized and unrealized gain (loss) on investments	$0.89		0.95	1.29		(0.88)	0.61	(2.40)
Total from investment operations	$0.94		0.97	1.28		(0.87)	0.60	(2.35)
Less distributions from:
Net investment income	$0.05		0.06	0.07		—	0.05	0.07
Total distributions	$0.05		0.06	0.07		—	0.05	0.07
Net asset value, end of period	$12.20		11.31	10.40		9.19	10.06	9.51
Total Return(2)%	8.29		9.29	13.98		(8.65)	6.36	(19.82)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$16,745		7,985	2,251		220	159	175
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	2.00		2.00	2.00		2.00	2.00	2.00
Gross expenses prior to expense reimbursement(3)%	2.03		2.14	2.13		2.39	2.25	2.16
Net investment income (loss) after reimbursement(3)(4)%	0.45		0.31	(0.02)		0.15	(0.14)	0.48
Portfolio turnover rate %	242		224	222		236	149	242

(1)    The Fund changed its fiscal year end to May 31.

(2)    Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)    Annualized for periods less than one year.

(4)    The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*      Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND(CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
							Seven
							Months	Year
							Ended	Ended
	Year Ended May 31,						May 31,	October 31,
	2006		2005	2004		2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$11.38		10.45	9.18		10.06	9.49	11.89
Income (loss) from investment operations:
Net investment income (loss)	$0.05	*	0.02	(0.00	)**	0.05	0.01	0.06
Net realized and unrealized gain (loss) on investments	$0.88		0.95	1.28		(0.93)	0.60	(2.41)
Total from investment operations	$0.93		0.97	1.28		(0.88)	0.61	(2.35)
Less distributions from:
Net investment income	$0.04		0.04	0.01		—	0.04	0.05
Total distributions	$0.04		0.04	0.01		—	0.04	0.05
Net asset value, end of period	$12.27		11.38	10.45		9.18	10.06	9.49
Total Return(2)%	8.22		9.29	13.95		(8.75)	6.48	(19.84)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,569		935	572		444	1,743	1,999
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	2.00		2.00	2.00		2.00	2.00	2.00
Gross expenses prior to expense reimbursement(3)%	2.03		2.14	2.13		2.39	2.25	2.16
Net investment income (loss) after reimbursement(3)(4)%	0.40		0.29	(0.03)		0.08	(0.14)	0.48
Portfolio turnover rate %	242		224	222		236	149	242

	Class I
						Seven
						Months	Year
						Ended	Ended
	Year Ended May 31,					May 31,	October 31,
	2006		2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$11.52		10.57	9.29	10.12	9.60	12.03
Income (loss) from investment operations:
Net investment income	$0.16	*	0.15	0.11	0.10	0.05	0.17
Net realized and unrealized gain (loss) on investments	$0.91		0.94	1.28	(0.89)	0.62	(2.44)
Total from investment operations	$1.07		1.09	1.39	(0.79)	0.67	(2.27)
Less distributions from:
Net investment income	$0.13		0.14	0.11	0.04	0.15	0.16
Total distributions	$0.13		0.14	0.11	0.04	0.15	0.16
Net asset value, end of period	$12.46		11.52	10.57	9.29	10.12	9.60
Total Return(2)%	9.31		10.37	15.05	(7.73)	7.05	(19.05)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$22,489		20,998	22,092	24,707	29,599	30,463
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.00		1.00	1.00	1.00	1.00	1.00
Gross expenses prior to expense reimbursement(3)%	1.03		1.14	1.13	1.39	1.25	1.16
Net investment income after reimbursement(3)(4)%	1.34		1.27	0.98	1.14	0.86	1.48
Portfolio turnover rate %	242		224	222	236	149	242

(1)    The Fund changed its fiscal year end to May 31.

(2)    Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)    Annualized for periods less than one year.

(4)    The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*      Per share data calculated using average number of shares outstanding throughout the period.

**   Amount is less than $0.01 per share

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION MODERATE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
					Seven
					Months	Year
					Ended	Ended
	Year Ended May 31,				May 31,	October 31,
	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$11.44	10.63	9.66	10.24	9.86	11.65
Income (loss) from investment operations:
Net investment income	$0.18	0.15	0.11	0.11	0.06	0.21
Net realized and unrealized gain (loss) on investments	$0.53	0.81	0.96	(0.59)	0.53	(1.76)
Total from investment operations	$0.71	0.96	1.07	(0.48)	0.59	(1.55)
Less distributions from:
Net investment income	$0.16	0.15	0.10	0.10	0.21	0.24
Total distributions	$0.16	0.15	0.10	0.10	0.21	0.24
Net asset value, end of period	$11.99	11.44	10.63	9.66	10.24	9.86
Total Return(2)%	6.27	9.09	11.13	(4.59)	6.01	(13.53)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$67,701	65,955	58,366	51,521	39,763	32,912
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.20	1.20	1.20	1.20	1.20	1.20
Gross expenses prior to expense reimbursement(3)%	1.29	1.29	1.33	1.50	1.42	1.36
Net investment income after reimbursement(3)(4)%	1.56	1.37	1.04	1.21	1.08	2.02
Portfolio turnover rate %	290	275	288	277	129	204

	Class B
						Seven
						Months	Year
						Ended	Ended
	Year Ended May 31,					May 31,	October 31,
	2006		2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$11.35		10.58	9.65	10.27	9.85	11.66
Income (loss) from investment operations:
Net investment income	$0.10	*	0.05	0.04	0.02	0.03	0.14
Net realized and unrealized gain (loss) on investments	$0.52		0.81	0.96	(0.56)	0.51	(1.77)
Total from investment operations	$0.62		0.86	1.00	(0.54)	0.54	(1.63)
Less distributions from:
Net investment income	$0.11		0.09	0.07	0.08	0.12	0.18
Total distributions	$0.11		0.09	0.07	0.08	0.12	0.18
Net asset value, end of period	$11.86		11.35	10.58	9.65	10.27	9.85
Total Return(2)%	5.47		8.17	10.42	(5.25)	5.54	(14.18)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$17,363		9,164	3,578	478	128	184
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.95		1.95	1.95	1.95	1.95	1.95
Gross expenses prior to expense reimbursement(3)%	2.04		2.04	2.08	2.25	2.17	2.11
Net investment income after reimbursement(3)(4)%	0.87		0.65	0.29	0.47	0.37	1.27
Portfolio turnover rate %	290		275	288	277	129	204

(1)    The Fund changed its fiscal year end to May 31.

(2)    Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)    Annualized for periods less than one year.

(4)    The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*      Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION MODERATE FUND(CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
						Seven
						Months	Year
						Ended	Ended
	Year Ended May 31,					May 31,	October 31,
	2006		2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$11.49		10.69	9.73	10.31	9.90	11.66
Income (loss) from investment operations:
Net investment income	$0.10	*	0.06	0.03	0.03	0.03	0.18
Net realized and unrealized gain (loss) on investments	$0.53		0.81	0.98	(0.58)	0.51	(1.81)
Total from investment operations	$0.63		0.87	1.01	(0.55)	0.54	(1.63)
Less distributions from:
Net investment income	$0.10		0.07	0.05	0.03	0.13	0.13
Total distributions	$0.10		0.07	0.05	0.03	0.13	0.13
Net asset value, end of period	$12.02		11.49	10.69	9.73	10.31	9.90
Total Return(2)%	5.52		8.14	10.43	(5.30)	5.52	(14.10)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,455		865	581	148	116	123
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.95		1.95	1.95	1.90	1.95	1.95
Gross expenses prior to expense reimbursement(3)%	2.04		2.04	2.08	2.20	2.17	2.11
Net investment income after reimbursement(3)(4)%	0.86		0.63	0.29	0.42	0.34	1.27
Portfolio turnover rate %	290		275	288	277	129	204

	Class I
						Seven
						Months	Year
						Ended	Ended
	Year Ended May 31,					May 31,	October 31,
	2006		2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$11.55		10.74	9.75	10.33	9.96	11.76
Income (loss) from investment operations:
Net investment income	$0.21	*	0.19	0.15	0.14	0.08	0.27
Net realized and unrealized gain (loss) on investments	$0.54		0.80	0.96	(0.59)	0.52	(1.80)
Total from investment operations	$0.75		0.99	1.11	(0.45)	0.60	(1.53)
Less distributions from:
Net investment income	$0.19		0.18	0.12	0.13	0.23	0.27
Total distributions	$0.19		0.18	0.12	0.13	0.23	0.27
Net asset value, end of period	$12.11		11.55	10.74	9.75	10.33	9.96
Total Return(2)%	6.54		9.28	11.47	(4.29)	6.11	(13.28)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$16,763		28,050	27,303	34,672	37,372	37,961
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.95		0.95	0.95	0.95	0.95	0.95
Gross expenses prior to expense reimbursement(3)%	1.04		1.04	1.08	1.25	1.17	1.11
Net investment income after reimbursement(3)(4)%	1.73		1.62	1.29	1.44	1.35	2.27
Portfolio turnover rate %	290		275	288	277	129	204

(1)    The Fund changed its fiscal year end to May 31.

(2)    Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)    Annualized for periods less than one year.

(4)    The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*      Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006

NOTE 1 — ORGANIZATION

Organization. The ING Series Fund, Inc. is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940 as an open-end management investment company. There are fifteen separate series which comprise the ING Series Fund, Inc. The six series (each a “Fund”, collectively the “Funds”) that are in this report are: ING Index Plus LargeCap Fund (“Index Plus LargeCap”), ING Index Plus MidCap Fund (“Index Plus MidCap”), ING Index Plus SmallCap Fund (“Index Plus SmallCap”) (collectively, the “Index Plus Funds”), ING Strategic Allocation Conservative Fund (“Strategic Allocation Conservative”), formerly, ING Strategic Allocation Income Fund, ING Strategic Allocation Growth Fund (“Strategic Allocation Growth”) and ING Strategic Allocation Moderate Fund (“Strategic Allocation Moderate”), formerly, ING Strategic Allocation Balanced Fund (collectively, the “Strategic Allocation Funds”).

Each Fund offers the following classes of shares: Class A, Class B, Class C, and Class I. The Index Plus Funds also offer Class O and Class R shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

ING Investments, LLC (“ING Investments” or “Investment Manager”), an Arizona limited liability company, serves as the investment manager to the Funds. ING Investments has engaged ING Investment Management Co. (“ING IM” or “Sub-Adviser”), a Connecticut corporation, to serve as the Sub-Adviser to the Funds. ING Funds Distributor, LLC (the “Distributor”) is the principal underwriter of the Funds. ING Investments, ING IM and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.    Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Directors (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.    Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.    Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)   Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)   Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies,

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.    Foreign Currency Transactions and Futures Contracts. Each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.     Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. For federal income tax purposes, a Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

F.     Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.    Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

H.    Repurchase Agreements. Each Fund may invest in repurchase agreements with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.                 Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.                Swap Contracts. Each Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap.

K.            Illiquid and Restricted Securities. Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap may not invest more than 10% of its net assets in illiquid securities. Strategic Allocation Conservative, Strategic Allocation Growth, and Strategic Allocation Moderate may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L.              Delayed Delivery Transactions. Each Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets sufficient to cover the purchase price.

M.         Mortgage Dollar Roll Transactions. In connection with a Fund’s ability to purchase or sell securities on a when-issued basis, Strategic Allocation Conservative, Strategic Allocation Growth and Strategic Allocation Moderate may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2006, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Index Plus LargeCap	$640,471,664	$716,255,128
Index Plus MidCap	401,190,428	381,056,277
Index Plus SmallCap	182,307,917	156,939,311
Strategic Allocation Conservative	63,142,693	59,293,466
Strategic Allocation Growth	174,183,264	164,144,547
Strategic Allocation Moderate	175,910,140	167,626,807

U.S. Government securities not included above were as follows:

	Purchases	Sales
Strategic Allocation Conservative	$96,183,175	$94,659,121
Strategic Allocation Growth	55,328,422	54,031,264
Strategic Allocation Moderate	115,514,889	119,055,722

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an Investment Management Agreement with ING Investments (the “Investment Manager”). The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For each of the Index Plus Funds — 0.450% on the first $500 million, 0.425% on the next $250 million, 0.400% on the next $1.25 billion and 0.375% in excess of $2 billion; for each of the Strategic Allocation Funds — 0.800% on the first $500 million, 0.775% on the next $500 million, 0.750% on the next $500 million, 0.725% on the next $500 million and 0.700% in excess of $2 billion.

The Investment Manager has entered into a Sub-Advisory Agreement with ING IM. Subject to such policies as the Board or the Investment Manager may determine, ING IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Investments has entered into a Service Agreement with ING Life Insurance and Annuity Company (“ILIAC”), an indirect, wholly-owned subsidiary of ING Groep, under which ILIAC provides various administrative and shareholder services to certain Class A and Class I shareholders of the Funds that purchased their shares through ILIAC. In exchange for these services, ING Investments pays ILIAC a fee of up to 0.225% of the average daily net assets associated with respect to Class A and Class I shares of Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap and up to 0.400% of the average daily net assets associated with respect to Class A and Class I shares of Strategic Allocation Conservative, Strategic Allocation Growth and Strategic Allocation Moderate Funds. For the year ended May 31, 2006, ILIAC received $1,895,490 for its services.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund, except Class I, pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class O	Class R
Index Plus LargeCap	0.25%	1.00%	0.75%	0.25%	0.50%
Index Plus MidCap	0.25%	1.00%	0.75%	0.25%	0.50%
Index Plus SmallCap	0.25%	1.00%	0.75%	0.25%	0.50%
Strategic Allocation Conservative	0.25%	1.00%	1.00%	N/A	N/A
Strategic Allocation Growth	0.25%	1.00%	1.00%	N/A	N/A
Strategic Allocation Moderate	0.25%	1.00%	1.00%	N/A	N/A

Presently, the Funds’ class specific expenses include a Distribution Fee or Service Fees incurred in connection with Class A, a combined Distribution and Service Fees in connection with Class B and Class C shares and Services Fees in connection with Class O shares. For the year ended May 31, 2006, the Distributor retained the following amounts in sales charges:

	Class A	Class B	Class C
	Shares	Shares	Shares
Initial Sales Charges:
Index Plus LargeCap	$ 13,058	N/A	N/A
Index Plus MidCap	18,390	N/A	N/A
Index Plus SmallCap	12,791	N/A	N/A
Strategic Allocation Conservative	1,491	N/A	N/A
Strategic Allocation Growth	16,484	N/A	N/A
Strategic Allocation Moderate	6,722	N/A	N/A

	Class A	Class B	Class C
	Shares	Shares	Shares
Contingent Deferred Sales Charges:
Index Plus LargeCap	$2,664	N/A	$2,109
Index Plus MidCap	3,308	N/A	2,084
Index Plus SmallCap	4,354	N/A	1,005
Strategic Allocation Growth	—	N/A	95
Strategic Allocation Moderate	—	N/A	176

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At May 31, 2006, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Index Plus LargeCap	$171,874	$30,555	$109,725	$312,154
Index Plus MidCap	137,699	24,480	107,351	269,530
Index Plus SmallCap	62,399	11,093	48,059	121,551
Strategic Allocation Conservative	30,708	3,071	11,347	45,126
Strategic Allocation Growth	69,879	6,822	28,046	104,747
Strategic Allocation Moderate	70,882	7,088	30,413	108,383

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At May 31, 2006, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ING Life Insurance and Annuity Company — Index Plus LargeCap (16.7%); Index Plus MidCap (12.1%); Index Plus SmallCap (5.0%); Strategic Allocation Conservative (19.2%); Strategic Allocation Growth (20.6%); and Strategic Allocation Moderate (23.6%).

ING National Trust — Index Plus LargeCap (40.0%); Index Plus MidCap (27.3%); Index Plus SmallCap (22.5%); Strategic Allocation Conservative (55.4%); Strategic Allocation Growth (44.3%); and Strategic Allocation Moderate (43.5%).

Reliance Trust Company — Index Plus SmallCap (5.50%).

Control is defined by the Investment Company Act of 1940 (“1940 Act”) as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because Index Plus LargeCap, Index Plus MidCap, Index Plus SmallCap, Strategic Allocation Conservative, Strategic Allocation Growth and Strategic Allocation Moderate have a common owner that owns over 25% of the outstanding securities of each of them, the Funds may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 — EXPENSE LIMITATIONS

ING Investments entered into a written Expense Limitation Agreement with each of the Funds whereby the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class R
Index Plus LargeCap	0.95%	1.70%	1.45%	0.70%	0.95%	1.20%
Index Plus MidCap	1.00%	1.75%	1.50%	0.75%	1.00%	1.25%
Index Plus SmallCap	1.00%	1.75%	1.50%	0.75%	1.00%	1.25%
Strategic Allocation Conservative	1.15%	1.90%	1.90%	0.90%	N/A	N/A
Strategic Allocation Growth	1.25%	2.00%	2.00%	1.00%	N/A	N/A
Strategic Allocation Moderate	1.20%	1.95%	1.95%	0.95%	N/A	N/A

The Investment Manager may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of May 31, 2006, the cumulative amount of waived or reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	May 31,
	2007	2008	2009	Total
Index Plus MidCap	$156,488	—	—	$156,488
Index Plus SmallCap	213,242	$112,663	$ 94,366	420,271
Strategic Allocation Conservative	138,287	94,489	105,839	338,615
Strategic Allocation Growth	97,175	105,050	24,949	227,174
Strategic Allocation Moderate	127,701	87,617	99,005	314,323

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 8 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount. Each of the Funds will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The following Funds in this report utilized the line of credit during the year ended May 31, 2006:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Interest Rate Average For Days Utilized
Index Plus Large Cap	5	$4,684,000	3.82%
Index Plus Mid Cap	7	754,286	4.36%
Index Plus Small Cap	1	560,000	4.27%
Strategic Allocation Moderate	2	3,263,500	4.23%

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Index Plus LargeCap (Number of Shares)
Shares sold	1,908,543	3,072,649	346,624	361,316	88,419	164,466
Dividends reinvested	111,434	180,010	850	5,982	2,408	4,974
Shares redeemed	(5,596,432)	(4,906,740)	(730,439)	(524,151)	(283,363)	(371,049)
Net decrease in shares outstanding	(3,576,455)	(1,654,081)	(382,965)	(156,853)	(192,536)	(201,609)

Index Plus LargeCap ($)
Shares sold	$30,340,548	$45,447,033	$5,501,536	$5,294,644	$1,408,480	$2,430,212
Dividends reinvested	1,800,767	2,691,255	13,708	89,255	39,041	74,578
Shares redeemed	(89,633,192)	(71,958,097)	(11,606,706)	(7,617,587)	(4,529,594)	(5,399,721)
Net decrease	$(57,491,877)	$(23,819,809)	$(6,091,462)	$(2,233,688)	$(3,082,073)	$(2,894,931)

	Class I Shares		Class O Shares		Class R Shares
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	December 8, 2003(1) to May 31, 2005
Index Plus LargeCap (Number of Shares)
Shares sold	3,547,019	1,732,549	2,307,484	1,914,733	616,685	1,079,851
Dividends reinvested	80,353	107,955	22,553	17,018	8,297	6,015
Shares redeemed	(5,889,773)	(3,003,611)	(1,098,180)	(900,935)	(189,092)	(227,756)
Net increase (decrease) in shares outstanding	(2,262,401)	(1,163,107)	1,231,857	1,030,816	435,890	858,110

Index Plus LargeCap ($)
Shares sold	$57,381,799	$25,305,337	$37,329,435	$28,405,696	$9,821,243	$15,845,042
Dividends reinvested	1,306,547	1,625,818	365,582	255,460	133,501	89,619
Shares redeemed	(97,588,108)	(43,973,169)	(17,687,994)	(13,266,587)	(3,036,017)	(3,299,562)
Net increase (decrease)	$(38,899,762)	$(17,042,014)	$20,007,023	$15,394,569	$6,918,727	$12,635,099

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class A Shares		Class B Shares		Class C Shares
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Index Plus MidCap (Number of Shares)
Shares sold	3,003,702	2,873,295	583,539	660,502	497,401	369,250
Dividends reinvested	445,831	42,053	72,701	5,398	39,028	2,923
Shares redeemed	(2,388,993)	(1,686,716)	(441,216)	(396,638)	(324,600)	(226,681)
Net increase in shares outstanding	1,060,540	1,228,632	215,024	269,262	211,829	145,492

Index Plus MidCap ($)
Shares sold	$52,273,572	$43,578,579	$9,789,885	$9,742,396	$8,432,029	$5,425,847
Dividends reinvested	7,605,595	647,392	1,195,207	80,708	653,629	44,085
Shares redeemed	(41,883,730)	(25,475,930)	(7,422,869)	(5,866,114)	(5,542,240)	(3,394,452)
Net increase	$17,995,437	$18,750,041	$3,562,223	$3,956,990	$3,543,418	$2,075,480

	Class I Shares		Class O Shares		Class R Shares
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	October 24, 2003(1) to May 31, 2005
Index Plus MidCap (Number of Shares)
Shares sold	1,323,424	1,514,835	1,644,948	1,338,243	884,414	688,267
Dividends reinvested	162,261	11,837	102,947	7,627	62,637	3,485
Shares redeemed	(2,597,031)	(231,170)	(843,502)	(788,654)	(173,700)	(157,509)
Net increase (decrease) in shares outstanding	(1,111,346)	1,295,502	904,393	557,216	773,351	534,243

Index Plus MidCap ($)
Shares sold	$23,099,577	$23,284,548	$28,993,085	$20,595,771	$15,276,841	$10,429,724
Dividends reinvested	2,799,125	184,062	1,762,948	117,900	1,062,948	53,461
Shares redeemed	(47,103,234)	(3,555,394)	(14,851,581)	(12,015,221)	(3,032,364)	(2,358,885)
Net increase (decrease)	$(21,204,532)	$19,913,216	$15,904,452	$8,698,450	$13,307,425	$8,124,300

	Class A Shares		Class B Shares		Class C Shares
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Index Plus SmallCap (Number of Shares)
Shares sold	1,440,478	1,811,880	296,515	411,874	152,481	131,281
Dividends reinvested	67,760	98,046	17,264	23,316	7,844	11,282
Shares redeemed	(952,071)	(1,374,661)	(248,353)	(231,462)	(99,490)	(109,498)
Net increase in shares outstanding	556,167	535,265	65,426	203,728	60,835	33,065

Index Plus SmallCap ($)
Shares sold	$26,270,196	$28,327,360	$5,058,134	$6,301,798	$2,664,793	$2,003,038
Dividends reinvested	1,204,638	1,575,632	291,072	359,062	134,205	175,701
Shares redeemed	(17,341,330)	(21,359,996)	(4,279,989)	(3,513,497)	(1,731,848)	(1,661,096)
Net increase	$10,133,504	$8,542,996	$1,069,217	$3,147,363	$1,067,150	$517,643

	Class I Shares		Class O Shares		Class R Shares
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	December 8, 2003(1) to May 31, 2005
Index Plus SmallCap (Number of Shares)
Shares sold	2,484,747	426,822	1,132,752	1,354,165	523,768	256,920
Dividends reinvested	12,106	9,136	35,381	45,410	6,911	4,804
Shares redeemed	(2,219,989)	(107,553)	(776,116)	(822,404)	(99,825)	(119,374)
Net increase in shares outstanding	276,864	328,405	392,017	577,171	430,854	142,350

Index Plus SmallCap ($)
Shares sold	$44,821,536	$6,811,888	$21,068,575	$21,487,014	$9,587,887	$4,077,637
Dividends reinvested	219,243	149,281	633,144	735,227	122,538	77,253
Shares redeemed	(44,090,141)	(1,689,601)	(14,213,026)	(13,071,989)	(1,800,090)	(1,861,111)
Net increase	$950,638	$5,271,568	$7,488,693	$9,150,252	$7,910,335	$2,293,779

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class A Shares		Class B Shares
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Strategic Allocation Conservative (Number of Shares)
Shares sold	803,662	704,643	293,473	144,218
Dividends reinvested	163,836	56,208	12,475	1,281
Shares redeemed	(1,106,732)	(817,589)	(88,289)	(31,588)
Net increase (decrease) in shares outstanding	(139,234)	(56,738)	217,659	113,911

Strategic Allocation Conservative ($)
Shares sold	$8,585,311	$7,321,448	$3,145,178	$1,515,256
Dividends reinvested	1,708,887	586,248	130,227	13,416
Shares redeemed	(11,774,739)	(8,439,884)	(945,468)	(328,230)
Net increase (decrease)	$(1,480,541)	$(532,188)	$2,329,937	$1,200,442

	Class C Shares		Class I Shares
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Strategic Allocation Conservative (Number of Shares)
Shares sold	59,142	22,603	200,827	314,489
Dividends reinvested	1,929	192	45,381	20,808
Shares redeemed	(10,951)	(18,921)	(392,712)	(434,949)
Net increase (decrease) in shares outstanding	50,120	3,874	(146,504)	(99,652)

Strategic Allocation Conservative ($)
Shares sold	$637,192	$238,893	$2,180,147	$3,297,553
Dividends reinvested	20,373	2,030	478,318	219,110
Shares redeemed	(118,858)	(195,932)	(4,260,032)	(4,559,784)
Net increase (decrease)	$538,707	$44,991	$(1,601,567)	$(1,043,121)

	Class A Shares		Class B Shares
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Strategic Allocation Growth (Number of Shares)
Shares sold	1,206,657	1,099,580	834,284	568,111
Dividends reinvested	39,627	44,145	3,027	1,157
Shares redeemed	(1,189,670)	(808,158)	(170,333)	(79,733)
Net increase in shares outstanding	56,614	335,567	666,978	489,535

Strategic Allocation Growth ($)
Shares sold	$14,687,190	$12,134,471	$10,047,602	$6,330,474
Dividends reinvested	481,053	494,833	36,407	12,875
Shares redeemed	(14,530,622)	(8,860,081)	(2,043,812)	(880,482)
Net increase	$637,621	$3,769,223	$8,040,197	$5,462,867

	Class C Shares		Class I Shares
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Strategic Allocation Growth (Number of Shares)
Shares sold	79,780	45,592	653,934	330,605
Dividends reinvested	310	176	19,370	24,154
Shares redeemed	(34,404)	(18,371)	(691,436)	(622,196)
Net increase (decrease) in shares outstanding	45,686	27,397	(18,132)	(267,437)

Strategic Allocation Growth ($)
Shares sold	$959,960	$503,474	$7,848,173	$3,656,610
Dividends reinvested	3,932	1,966	237,093	272,437
Shares redeemed	(417,665)	(202,802)	(8,320,608)	(6,872,058)
Net increase (decrease)	$546,227	$302,638	$(235,342)	$(2,943,011)

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class A Shares		Class B Shares
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Strategic Allocation Moderate (Number of Shares)
Shares sold	1,546,640	1,201,989	852,109	588,969
Dividends reinvested	82,921	75,561	8,547	3,207
Shares redeemed	(1,747,834)	(1,000,434)	(203,971)	(123,013)
Net increase (decrease) in shares outstanding	(118,273)	277,116	656,685	469,163

Strategic Allocation Moderate ($)
Shares sold	$18,478,868	$13,329,351	$10,029,864	$6,548,922
Dividends reinvested	982,614	847,327	100,512	35,780
Shares redeemed	(20,941,022)	(11,031,160)	(2,409,708)	(1,364,387)
Net increase (decrease)	$(1,479,540)	$3,145,518	$7,720,668	$5,220,315

	Class C Shares		Class I Shares
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Strategic Allocation Moderate (Number of Shares)
Shares sold	76,570	45,897	392,728	376,108
Dividends reinvested	647	325	23,455	39,211
Shares redeemed	(31,410)	(25,334)	(1,460,098)	(529,753)
Net increase (decrease) in shares outstanding	45,807	20,888	(1,043,915)	(114,434)

Strategic Allocation Moderate ($)
Shares sold	$916,326	$514,984	$4,677,740	$4,199,647
Dividends reinvested	7,713	3,671	280,524	443,286
Shares redeemed	(376,909)	(278,220)	(17,188,720)	(5,903,519)
Net increase (decrease)	$547,130	$240,435	$(12,230,456)	$(1,260,586)

NOTE 10 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board of Directors, the following securities have been deemed to be illiquid. The Index Plus Funds may invest up to 10% of their net assets in illiquid securities. The Strategic Allocation Funds may invest up to 15% of their net assets in illiquid securities. Fair Value for certain of securities was determined by ING Funds Valuation Committee appointed by the Fund’s Board.

Fund	Security	Principal Amount	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Index Plus SmallCap	MascoTech, Inc.	1,100	11/29/00	$—	$—	0.0%
				$—	$—	0.0%
Strategic Allocation Conservative	Cameron Highway Oil Pipeline, 5.860%, due 12/15/17	109,000	12/05/05	$109,000	$103,659	0.2%
				$109,000	$103,659	0.2%
Strategic Allocation Growth	Cameron Highway Oil Pipeline, 5.860%, due 12/15/17	65,000	12/05/05	$65,000	$61,815	0.1%
				$65,000	$61,815	0.1%
Strategic Allocation Moderate	Cameron Highway Oil Pipeline, 5.860%, due 12/15/17	143,000	12/05/05	$143,000	$135,993	0.1%
				$143,000	$135,993	0.1%

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with the cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At May 31, 2006, the Funds had securities on loan with the following market values:

Fund	Value of Securities Loaned	Value of Collateral
Index Plus LargeCap	$26,904,374	$27,407,113
Index Plus MidCap	61,487,798	62,277,431
Index Plus SmallCap	44,089,120	44,980,368
Strategic Allocation Conservative	6,537,835	6,681,660
Strategic Allocation Growth	9,707,963	9,875,887
Strategic Allocation Moderate	11,878,531	12,122,454

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of May 31, 2006:

	Paid-in Capital	Undistributed Net Investment Income on Investments	Accumulated Net Realized Gains/ (Losses)
Index Plus LargeCap	$—	$(22,772)	$22,772
Index Plus MidCap	—	(177,402)	177,402
Index Plus SmallCap	9,087	7,023	(16,110)
Strategic Allocation Conservative	—	25,876	(25,876)
Strategic Allocation Growth	—	36,212	(36,212)
Strategic Allocation Moderate	—	66,254	(66,254)

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2006			Year Ended May 31, 2005
	Ordinary Income	Long-Term Capital Gains	Dividends Paid Deduction on Redemptions	Ordinary Income	Long-Term Capital Gains
Index Plus LargeCap	$3,756,635	$—	$—	$4,958,963	$—
Index Plus MidCap	3,104,333	12,822,576	—	675,021	511,980
Index Plus SmallCap	—	2,765,867	9,087	1,803,525	1,395,436
Strategic Allocation Conservative	947,520	1,459,887	—	829,492	—
Strategic Allocation Growth	772,435	—	—	786,724	—
Strategic Allocation Moderate	1,410,246	—	—	1,337,748	—

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2006 were:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Unrealized Appreciation/ Depreciation	Post-October Currency Losses Deferred	Post-October PFIC Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Index Plus LargeCap	$1,935,180	$—	$57,504,639	$—	$—	$(20,657,867)	2011
						(24,419,518)	2012
						$(45,077,385)
Index Plus MidCap	7,510,414	12,727,902	62,198,783	—	—	—	—
Index Plus SmallCap	5,692,444	5,354,644	32,303,599	—	—	—	—
Strategic Allocation Conservative	500,181	418,068	1,860,414	(1,961)	—	—	—
Strategic Allocation Growth	596,986	1,867,566	9,337,595	(9,668)	(7,110)	—	—
Strategic Allocation Moderate	785,234	1,723,160	7,867,162	—	—	—	—

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

In addition to the arrangements discussed above, ING Investments reported to the Board that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of Investments have been named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation concerning ING’s administration of the New Hampshire state employees deferred compensation plan. ING is cooperating with this regulator to resolve the matter. Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

ING INDEX PLUS LARGECAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 99.6%
		Aerospace/Defense: 3.5%
65,300		Boeing Co.	$5,436,225
43,250		Lockheed Martin Corp.	3,135,193
60,900		Raytheon Co.	2,792,265
30,400		Rockwell Collins, Inc.	1,659,840
36,000		United Technologies Corp.	2,250,720
			15,274,243
		Agriculture: 2.2%
67,750		Altria Group, Inc.	4,901,713
67,895		Archer-Daniels-Midland Co.	2,822,395
9,500		Monsanto Co.	799,520
13,050	L	Reynolds America, Inc.	1,434,717
			9,958,345
		Airlines: 0.5%
124,900		Southwest Airlines Co.	2,010,890
			2,010,890
		Apparel: 0.4%
63,300	@	Coach, Inc.	1,840,764
			1,840,764
		Auto Manufacturers: 0.5%
294,700	L	Ford Motor Co.	2,110,052
10,900	@	Navistar International Corp.	289,722
			2,399,774
		Banks: 4.5%
165,194		Bank of America Corp.	7,995,390
76,200		National City Corp.	2,810,256
63,731		US BanCorp.	1,967,376
57,743		Wachovia Corp.	3,089,251
59,650		Wells Fargo & Co.	3,958,971
			19,821,244
		Beverages: 3.3%
23,700	L	Anheuser-Busch Cos., Inc.	1,081,668
138,450		Coca-Cola Co.	6,095,954
22,650		Pepsi Bottling Group, Inc.	709,851
108,000		PepsiCo, Inc.	6,529,680
			14,417,153
		Biotechnology: 0.6%
41,384	@	Amgen, Inc.	2,797,145
			2,797,145
		Chemicals: 1.6%
35,150		Dow Chemical Co.	1,401,431
33,600		EI Du Pont de Nemours & Co.	1,429,008
29,250		PPG Industries, Inc.	1,881,945
26,300		Rohm & Haas Co.	1,325,783
18,100		Sherwin-Williams Co.	875,497
			6,913,664
		Commercial Services: 1.0%
22,900	@,L	Apollo Group, Inc.	1,197,899
23,704		Equifax, Inc.	855,240
48,550		McKesson Corp.	2,403,225
			4,456,364
		Computers: 4.2%
30,200	@	Apple Computer, Inc.	$1,805,054
83,850	@,L	Dell, Inc.	2,128,113
203,709		Hewlett-Packard Co.	6,596,097
102,550		International Business Machines Corp.	8,193,745
			18,723,009
		Cosmetics/Personal Care: 2.9%
50,900		Colgate-Palmolive Co.	3,071,306
178,520		Procter & Gamble Co.	9,684,710
			12,756,016
		Diversified Financial Services: 9.9%
43,750		American Express Co.	2,378,250
151,982		Charles Schwab Corp.	2,532,020
35,350		CIT Group, Inc.	1,816,990
177,550		Citigroup, Inc.	8,753,215
34,300		Fannie Mae	1,706,425
25,900		Franklin Resources, Inc.	2,329,705
35,500		Goldman Sachs Group, Inc.	5,358,725
123,900		JPMorgan Chase & Co.	5,283,096
54,900		Lehman Brothers Holdings, Inc.	3,656,889
32,450		Merrill Lynch & Co., Inc.	2,349,705
88,350		Morgan Stanley	5,267,427
18,900		The Bear Stearns Cos., Inc.	2,527,875
			43,960,322
		Electric: 2.2%
83,950		Duke Energy Corp.	2,369,069
64,100		FirstEnergy Corp.	3,360,122
73,900		PPL Corp.	2,200,003
31,300		TXU Corp.	1,793,490
			9,722,684
		Electrical Components & Equipment: 0.3%
14,500		Emerson Electric Co.	1,196,540
			1,196,540
		Electronics: 0.7%
66,650	@	Agilent Technologies, Inc.	2,325,419
162,700	@,L	Solectron Corp.	579,212
			2,904,631
		Food: 0.7%
45,550		General Mills, Inc.	2,363,590
22,900		Supervalu, Inc.	667,764
			3,031,354
		Forest Products & Paper: 0.3%
19,350		Louisiana-Pacific Corp.	469,431
19,600		Temple-Inland, Inc.	842,996
			1,312,427
		Gas: 0.2%
17,900		Sempra Energy	804,963
			804,963
		Healthcare-Products: 1.4%
105,150		Johnson & Johnson	6,332,133
			6,332,133

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Healthcare-Services: 3.4%
72,900		Aetna, Inc.	$2,803,734
29,400	@	Coventry Health Care, Inc.	1,536,150
29,750	@	Humana, Inc.	1,506,243
113,300		UnitedHealth Group, Inc.	4,980,668
61,200	@	WellPoint, Inc.	4,380,696
			15,207,491
		Home Furnishings: 0.2%
10,700	L	Harman International Industries, Inc.	906,611
			906,611
		Insurance: 5.5%
91,900		American International Group, Inc.	5,587,520
55,200		Chubb Corp.	2,789,256
66,900		Genworth Financial, Inc.	2,240,481
43,850		Lincoln National Corp.	2,463,493
76,650	L	Metlife, Inc.	3,945,176
15,500		MGIC Investment Corp.	1,020,985
46,250		Principal Financial Group	2,527,563
50,950		Prudential Financial, Inc.	3,879,843
			24,454,317
		Internet: 1.3%
50,300	@,L	Amazon.com, Inc.	1,740,883
40,800	@,L	eBay, Inc.	1,338,648
7,300	@	Google, Inc.	2,714,286
			5,793,817
		Iron/Steel: 0.6%
23,400	L	Nucor Corp.	2,463,318
			2,463,318
		Leisure Time: 0.1%
14,500		Carnival Corp.	578,695
			578,695
		Machinery-Construction & Mining: 0.4%
23,800		Caterpillar, Inc.	1,736,210
			1,736,210
		Media: 2.7%
99,500		CBS Corp.	2,578,045
47,500		McGraw-Hill Cos., Inc.	2,451,000
209,550		News Corp., Inc.	3,996,119
24,450	@	Viacom, Inc.	922,988
69,650		Walt Disney Co.	2,124,325
			12,072,477
		Mining: 0.8%
31,900		Alcoa, Inc.	1,011,868
32,600		Freeport-McMoRan Copper & Gold, Inc.	1,825,274
7,200		Phelps Dodge Corp.	616,968
			3,454,110
		Miscellaneous Manufacturing: 4.5%
26,750		3M Co.	2,237,905
16,200	@	Cooper Industries Ltd.	1,442,772
38,100		Danaher Corp.	2,442,591
368,350		General Electric Co.	12,619,671
29,400		Honeywell International, Inc.	1,210,692
			19,953,631
		Oil & Gas: 10.4%
132,534		ChevronTexaco Corp.	$7,924,208
105,818		ConocoPhillips	6,697,221
281,950		Exxon Mobil Corp.	17,173,575
18,900		Kerr-McGee Corp.	2,019,465
40,000		Marathon Oil Corp.	3,002,000
39,750		Occidental Petroleum Corp.	3,938,828
21,700		Sunoco, Inc.	1,488,403
59,600		Valero Energy Corp.	3,656,460
			45,900,160
		Oil & Gas Services: 0.9%
17,500		Halliburton Co.	1,305,325
38,600		Schlumberger Ltd.	2,531,002
			3,836,327
		Packaging & Containers: 0.1%
25,900	@	Pactiv Corp.	638,953
			638,953
		Pharmaceuticals: 5.7%
54,500		Abbott Laboratories	2,327,150
38,200	L	AmerisourceBergen Corp.	1,665,138
48,800		Cardinal Health, Inc.	3,265,208
26,100	@	Express Scripts, Inc.	1,912,608
29,374	@	Hospira, Inc.	1,316,249
44,216	@	King Pharmaceuticals, Inc.	786,160
170,150		Merck & Co., Inc.	5,664,294
259,930		Pfizer, Inc.	6,149,944
48,500		Wyeth	2,218,390
			25,305,141
		Retail: 8.6%
50,800		Best Buy Co., Inc.	2,692,400
24,100		Circuit City Stores, Inc.	724,205
50,500		Costco Wholesale Corp.	2,672,965
21,500		Darden Restaurants, Inc.	761,315
25,300		Family Dollar Stores, Inc.	631,994
9,600		Federated Department Stores	699,168
69,300		Home Depot, Inc.	2,641,716
34,550	L	JC Penney Co., Inc.	2,099,258
3,600	@	Kohl’s Corp.	193,284
56,800		Limited Brands	1,542,688
25,550		Lowe’s Cos., Inc.	1,591,254
112,050		McDonald’s Corp.	3,716,699
36,900		Nordstrom, Inc.	1,359,027
47,300	@	Office Depot, Inc.	1,966,261
95,225		Staples, Inc.	2,236,835
82,800	@,L	Starbucks Corp.	2,951,820
28,700		Target Corp.	1,404,004
75,200		TJX Cos., Inc.	1,782,992
81,040		Wal-Mart Stores, Inc.	3,926,388
32,850		Walgreen Co.	1,333,710
18,050		Wendy’s International, Inc.	1,088,054
			38,016,037
		Semiconductors: 3.0%
63,600	@	Altera Corp.	1,244,016
73,068	@	Freescale Semiconductor, Inc.	2,280,452
207,800		Intel Corp.	3,744,556
69,800	@	LSI Logic Corp.	679,154
121,600		Micron Technology, Inc.	2,013,696
60,050		National Semiconductor Corp.	1,542,084
56,600		Texas Instruments, Inc.	1,767,618
			13,271,576

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Software: 2.6%
37,950	@	BMC Software, Inc.	$764,693
68,100	@	Compuware Corp.	501,216
27,100		First Data Corp.	1,249,581
314,750		Microsoft Corp.	7,129,088
133,100	@	Oracle Corp.	1,892,682
			11,537,260
		Telecommunications: 6.6%
197,114	L	AT&T, Inc.	5,136,791
221,100		BellSouth Corp.	7,466,547
400,950	@	Cisco Systems, Inc.	7,890,696
54,700	@	Corning, Inc.	1,326,475
220,900		Motorola, Inc.	4,658,781
59,100		QUALCOMM, Inc.	2,671,911
			29,151,201
		Transportation: 1.3%
54,000		Norfolk Southern Corp.	2,849,040
38,600		United Parcel Service, Inc.	3,109,220
			5,958,260
		Total Long-Term Investments (Cost $368,530,472)	440,869,257

Principal Amount			Value

SHORT-TERM INVESTMENTS: 6.3%

		Repurchase Agreement: 0.1%
$287,000		Goldman Sachs Repurchase Agreement dated 05/31/06, 5.020%, due 06/01/06, $287,040 to be received upon repurchase (Collateralized by $293,000 Federal Home Loan Mortgage Corporation, 4.625%, Market Value plus accrued interest $293,653, due 02/21/08)	287,000
		Total Repurchase Agreement (Cost $287,000)	287,000

		Securities Lending CollateralCC: 6.2%
$27,407,113		The Bank of New York Institutional Cash Reserves Fund	$ 27,407,113
		Total Securities Lending Collateral (Cost $27,407,113)	27,407,113
		Total Short-Term Investments (Cost $27,694,113)	27,694,113
	Total Investments in Securities (Cost $396,224,585)*	105.9%	$468,563,370
	Other Assets and Liabilities-Net	(5.9)	(26,120,381)
	Net Assets	100.0%	$442,442,989

@                 Non-income producing security

cc                 Securities purchased with cash collateral for securities loaned.

L                      Loaned security, a portion or all of the security is on loan at May 31, 2006.

*                      Cost for federal income tax purposes is $411,058,731.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$62,763,389
Gross Unrealized Depreciation	(5,258,750)
Net Unrealized Appreciation	$57,504,639

See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 99.7%
		Advertising: 0.2%
11,420	L	Catalina Marketing Corp.	$334,492
18,314		Harte-Hanks, Inc.	500,705
			835,197
		Aerospace/Defense: 0.5%
11,694	@,L	Alliant Techsystems, Inc.	912,834
12,845		DRS Technologies, Inc.	684,125
1,850	@,L	Sequa Corp.	149,388
			1,746,347
		Airlines: 0.3%
28,500	@,L	Airtran Holdings, Inc.	350,550
17,100	@	Alaska Air Group, Inc.	662,454
			1,013,004
		Apparel: 0.7%
33,194	L	Polo Ralph Lauren Corp.	1,875,461
18,203	@	Timberland Co.	502,949
			2,378,410
		Auto Manufacturers: 0.3%
23,500		Oshkosh Truck Corp.	1,241,975
			1,241,975
		Auto Parts & Equipment: 0.7%
38,299		ArvinMeritor, Inc.	642,274
3,250	L	Bandag, Inc.	121,160
18,162		BorgWarner, Inc.	1,194,696
14,647		Modine Manufacturing Co.	344,205
			2,302,335
		Banks: 3.9%
43,591		Associated Banc-Corp.	1,441,118
16,584		Bank of Hawaii Corp.	841,306
16,105	L	Cathay General Bancorp	578,008
13,257		City National Corp.	964,182
67,211		Colonial BancGroup, Inc.	1,791,845
22,400	L	Commerce BanCorp, Inc.	880,096
14,472		Cullen/Frost Bankers, Inc.	820,562
10,090		FirstMerit Corp.	232,171
15,986	L	Greater Bay Bancorp	476,543
21,015	L	Investors Financial Services Corp.	919,196
38,560		Mercantile Bankshares Corp.	1,386,232
4,531	@,L	SVB Financial Group	218,485
36,040		TCF Financial Corp.	962,268
13,972	L	Texas Regional Bancshares, Inc.	441,375
6,100	L	Webster Financial Corp.	295,789
9,343	L	Westamerica Bancorporation	453,509
21,903		Wilmington Trust Corp.	935,477
			13,638,162
		Beverages: 0.1%
19,479		PepsiAmericas, Inc.	434,966
			434,966
		Biotechnology: 1.0%
23,007	@	Charles River Laboratories International, Inc.	921,200
17,177	@,L	Invitrogen Corp.	1,094,862
99,900	@,L	Millennium Pharmaceuticals, Inc.	855,144
36,400	@,L	PDL BioPharma, Inc.	737,100
			3,608,306
		Building Materials: 0.9%
14,927		Florida Rock Industries, Inc.	$785,160
24,930		Martin Marietta Materials, Inc.	2,281,344
			3,066,504
		Chemicals: 2.7%
29,121		Airgas, Inc.	1,115,043
12,246		Albemarle Corp.	587,808
12,698	L	Cytec Industries, Inc.	731,151
10,950		Ferro Corp.	192,720
11,840		FMC Corp.	764,509
22,022		Lubrizol Corp.	890,129
88,338		Lyondell Chemical Co.	2,137,780
2,600		Minerals Technologies, Inc.	151,684
31,458	L	Olin Corp.	557,121
35,983	L	RPM International, Inc.	670,363
15,200	L	Sensient Technologies Corp.	306,736
55,112		Valspar Corp.	1,516,682
			9,621,726
		Coal: 2.3%
18,400		Arch Coal, Inc.	889,824
115,300		Peabody Energy Corp.	7,187,802
			8,077,626
		Commercial Services: 5.4%
28,591		Adesa, Inc.	650,731
21,489	@,L	Alliance Data Systems Corp.	1,140,421
7,196		Banta Corp.	355,914
42,250	@,L	Career Education Corp.	1,376,928
28,250	@	ChoicePoint, Inc.	1,257,408
24,838	@,L	Corinthian Colleges, Inc.	343,013
21,433		Corporate Executive Board Co.	2,180,165
6,400		Deluxe Corp.	137,536
18,900	@,L	DeVry, Inc.	463,050
29,270	@	Education Management Corp.	1,257,147
15,249	@,L	Gartner, Inc.	238,647
12,063		ITT Educational Services, Inc.	784,095
5,071		Kelly Services, Inc.	137,221
20,842	@,L	Korn/Ferry Intl.	427,261
15,908	@	Laureate Education, Inc.	751,335
47,587		Manpower, Inc.	3,132,652
30,073	@,L	MPS Group, Inc.	452,298
32,514		Pharmaceutical Product Development, Inc.	1,181,234
38,109	@,L	Quanta Services, Inc.	634,515
7,300	@,L	Rent-A-Center, Inc.	173,594
9,384	L	Rollins, Inc.	184,865
19,519	@	Sotheby’s Holdings	522,133
29,200	@,L	United Rentals, Inc.	951,336
15,350	@,L	Valassis Communications, Inc.	444,997
			19,178,496
		Computers: 3.8%
10,478	@	Anteon International Corp.	576,500
38,900	@	BISYS Group, Inc.	573,775
91,162	@,L	Cadence Design Systems, Inc.	1,644,562
78,694	@	Ceridian Corp.	1,914,625
44,450	@	Cognizant Technology Solutions Corp.	2,622,550
8,925		Diebold, Inc.	379,402
20,295	@,L	DST Systems, Inc.	1,193,346
11,094		Imation Corp.	426,897
21,969		Jack Henry & Associates, Inc.	412,138

See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Computers (continued)
38,100	@	McData Corp.	$144,018
22,700	@,L	Mentor Graphics Corp.	285,339
21,945		Reynolds & Reynolds Co.	614,679
4,768	@,L	SRA International, Inc.	150,001
49,970	@	Synopsys, Inc.	1,020,887
70,786	@,L	Western Digital Corp.	1,440,495
			13,399,214
		Distribution/Wholesale: 0.7%
19,793		CDW Corp.	1,107,022
37,433	@	Ingram Micro, Inc.	646,094
18,103	@	Tech Data Corp.	657,139
			2,410,255
		Diversified Financial Services: 2.4%
33,020		AG Edwards, Inc.	1,769,872
70,484	@,L	AmeriCredit Corp.	2,046,855
36,891		Eaton Vance Corp.	978,349
20,757		IndyMac Bancorp, Inc.	952,746
32,338		Jefferies Group, Inc.	945,563
37,888		Raymond James Financial, Inc.	1,110,497
27,000	L	Waddell & Reed Financial, Inc.	601,560
			8,405,442
		Electric: 5.3%
51,578		Alliant Energy Corp.	1,774,283
120,600	@	Aquila, Inc.	519,786
10,684		Black Hills Corp.	361,440
40,877		DPL, Inc.	1,095,504
48,023		Energy East Corp.	1,144,868
24,412		Great Plains Energy, Inc.	680,362
26,430	L	Hawaiian Electric Industries	710,174
12,544	L	Idacorp, Inc.	419,095
38,126		MDU Resources Group, Inc.	1,352,710
48,963		Northeast Utilities	990,521
34,630		NSTAR	957,866
49,709		OGE Energy Corp.	1,547,441
59,754		Pepco Holdings, Inc.	1,371,952
34,796		Puget Energy, Inc.	737,327
36,800		SCANA Corp.	1,402,816
64,400	@,L	Sierra Pacific Resources	891,940
25,434		Westar Energy, Inc.	541,999
37,450		Wisconsin Energy Corp.	1,493,132
12,698		WPS Resources Corp.	619,916
			18,613,132
		Electrical Components & Equipment: 0.9%
24,038		Ametek, Inc.	1,096,854
19,162	@,L	Energizer Holdings, Inc.	1,001,406
19,427		Hubbell, Inc.	978,149
			3,076,409
		Electronics: 2.2%
28,103		Amphenol Corp.	1,561,122
38,932		Arrow Electronics, Inc.	1,265,290
47,002	@	Avnet, Inc.	1,037,804
27,701	@	Kemet Corp.	264,822
17,610		National Instruments Corp.	493,256
19,366	@,L	Plexus Corp.	761,665
16,287	@	Thomas & Betts Corp.	936,503
11,119	@,L	Varian, Inc.	489,347
59,021	@,L	Vishay Intertechnology, Inc.	959,091
			7,768,900
		Engineering & Construction: 0.5%
9,700		Granite Construction, Inc.	$400,901
18,808		Jacobs Engineering Group, Inc.	1,467,588
			1,868,489
		Entertainment: 1.0%
54,698		GTECH Holdings Corp.	1,889,816
11,266		International Speedway Corp.	546,852
16,550	@,L	Macrovision Corp.	373,037
20,800	@	Scientific Games Corp.	793,104
			3,602,809
		Environmental Control: 0.8%
7,479	L	Mine Safety Appliances Co.	308,210
38,880		Republic Services, Inc.	1,586,304
13,960	@,L	Stericycle, Inc.	930,713
			2,825,227
		Food: 0.8%
39,620		Hormel Foods Corp.	1,422,754
18,226		JM Smucker Co.	755,650
4,409		Ruddick Corp.	103,347
11,400	@	Smithfield Foods, Inc.	317,034
8,009	L	Tootsie Roll Industries, Inc.	242,913
			2,841,698
		Forest Products & Paper: 0.6%
17,923	L	Bowater, Inc.	414,738
12,821		Glatfelter	224,111
16,456		Longview Fibre Co.	420,286
4,900		Potlatch Corp.	184,583
23,332		Rayonier, Inc.	907,381
			2,151,099
		Gas: 0.8%
25,212		AGL Resources, Inc.	922,003
37,050		Oneok, Inc.	1,244,510
24,415		Vectren Corp.	647,730
6,305	L	WGL Holdings, Inc.	181,584
			2,995,827
		Hand/Machine Tools: 0.2%
12,675	L	Kennametal, Inc.	757,965
			757,965
		Healthcare-Products: 3.7%
20,340		Beckman Coulter, Inc.	1,124,802
48,063	@,L	Cytyc Corp.	1,263,096
35,690		Dentsply International, Inc.	2,134,262
18,712	@	Edwards Lifesciences Corp.	829,690
16,564	@	Gen-Probe, Inc.	894,456
27,822	@,L	Henry Schein, Inc.	1,282,316
19,551		Hillenbrand Industries, Inc.	988,108
11,400	@,L	Intuitive Surgical, Inc.	1,268,706
25,014		Steris Corp.	569,069
12,700	@,L	Techne Corp.	694,436
42,550	@,L	Varian Medical Systems, Inc.	1,995,595
			13,044,536
		Healthcare-Services: 2.4%
14,418	@,L	Apria Healthcare Group, Inc.	276,826
42,183	@	Community Health Systems, Inc.	1,590,299
20,103	@	Covance, Inc.	1,187,484
62,800	@	Health Net, Inc.	2,701,656

See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Healthcare-Services (continued)
18,200	@,L	LifePoint Hospitals, Inc.	$643,006
30,444	@,L	Lincare Holdings, Inc.	1,135,561
17,475		Universal Health Services, Inc.	887,031
			8,421,863
		Holding Companies-Diversified: 0.5%
26,413	L	Leucadia National Corp.	1,691,489
			1,691,489
		Home Builders: 0.2%
15,050		Thor Industries, Inc.	723,604
			723,604
		Home Furnishings: 0.1%
22,089	L	Furniture Brands International, Inc.	475,355
			475,355
		Household Products/Wares: 0.9%
27,655	L	American Greetings	621,961
8,550	L	Blyth, Inc.	180,833
35,387	L	Church & Dwight, Inc.	1,279,240
14,507		Scotts Co.	633,376
16,643		Tupperware Corp.	342,347
			3,057,757
		Insurance: 7.2%
26,771		American Financial Group, Inc.	1,128,665
16,815	L	AmerUs Group Co.	977,624
35,902	L	Brown & Brown, Inc.	1,093,934
20,881	@@	Everest Re Group Ltd.	1,865,717
55,792		Fidelity National Financial, Inc.	2,314,810
30,886		First American Corp.	1,296,285
17,267		Hanover Insurance Group, Inc.	817,592
48,453	L	HCC Insurance Holdings, Inc.	1,487,023
16,115		Horace Mann Educators Corp.	269,926
11,103	L	Mercury General Corp.	621,213
34,392		Ohio Casualty Corp.	1,027,289
73,165		Old Republic International Corp.	1,563,536
38,550		PMI Group, Inc.	1,754,025
29,958		Protective Life Corp.	1,327,739
45,407		Radian Group, Inc.	2,775,276
23,835		Stancorp Financial Group, Inc.	1,163,625
14,553		Unitrin, Inc.	652,120
92,343		WR Berkley Corp.	3,173,829
			25,310,228
		Internet: 1.4%
14,993	@	Avocent Corp.	340,941
29,200	@,L	Checkfree Corp.	1,457,956
12,900	@,L	F5 Networks, Inc.	625,908
90,900	@	McAfee, Inc.	2,149,785
22,800	@,L	RSA Security, Inc.	342,684
			4,917,274
		Iron/Steel: 0.4%
23,777	L	Steel Dynamics, Inc.	1,381,206
			1,381,206
		Leisure Time: 0.1%
18,000		Callaway Golf Co.	239,940
			239,940
		Lodging: 0.2%
14,178	L	Boyd Gaming Corp.	$638,010
			638,010
		Machinery-Construction & Mining: 0.6%
39,550		Joy Global, Inc.	2,125,417
			2,125,417
		Machinery-Diversified: 1.1%
29,200	@	AGCO Corp.	714,232
18,000	@,L	Flowserve Corp.	957,240
21,754		Graco, Inc.	1,000,031
18,347		Nordson Corp.	855,888
9,000	@,L	Zebra Technologies Corp.	317,790
			3,845,181
		Media: 0.8%
11,626		Belo Corp.	200,897
10,500	@,L	Emmis Communications Corp.	168,630
10,884		Entercom Communications Corp.	290,167
5,868		Lee Enterprises, Inc.	167,766
12,517	L	Reader’s Digest Association, Inc.	178,117
10,102	@,L	Scholastic Corp.	265,885
1,856		Washington Post	1,505,030
12,598		Westwood One, Inc.	101,036
			2,877,528
		Metal Fabricate/Hardware: 0.9%
42,670		Precision Castparts Corp.	2,459,072
10,881		Timken Co.	341,990
22,898		Worthington Industries	389,953
			3,191,015
		Miscellaneous Manufacturing: 2.4%
7,575		Brink’s Co.	416,246
8,831		Carlisle Cos., Inc.	717,077
21,818		Crane Co.	876,647
21,582		Donaldson Co., Inc.	716,738
13,359	L	Federal Signal Corp.	204,126
13,040		Harsco Corp.	1,056,501
4,164		Lancaster Colony Corp.	162,271
32,798		Pentair, Inc.	1,120,380
26,700		Roper Industries, Inc.	1,250,628
7,700		SPX Corp.	405,097
17,656		Teleflex, Inc.	1,083,019
5,600		Trinity Industries, Inc.	349,104
			8,357,834
		Office Furnishings: 0.5%
29,403		Herman Miller, Inc.	859,156
16,651		HNI, Corp.	869,182
			1,728,338
		Oil & Gas: 5.3%
37,165	@	Denbury Resources, Inc.	1,174,414
49,368		ENSCO International, Inc.	2,467,906
17,550	@	Forest Oil Corp.	572,832
28,709		Helmerich & Payne, Inc.	1,887,904
41,400	@	Newfield Exploration Co.	1,769,022
96,561		Noble Energy, Inc.	4,196,541
55,400		Patterson-UTI Energy, Inc.	1,656,460
32,656		Pogo Producing Co.	1,471,479
52,100	@	Pride International, Inc.	1,685,435
53,800	@	Southwestern Energy Co.	1,737,740
			18,619,733

See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Oil & Gas Services: 1.9%
50,490	@	Cameron International Corp.	$2,367,981
42,050	@	Grant Prideco, Inc.	2,020,082
29,676	@,L	Hanover Compressor Co.	533,278
33,000		Tidewater, Inc.	1,673,760
			6,595,101
		Packaging & Containers: 0.4%
20,223		Packaging Corp. of America	430,750
32,641		Sonoco Products Co.	1,034,067
			1,464,817
		Pharmaceuticals: 1.7%
19,374	@,L	Cephalon, Inc.	1,157,015
29,500	L	Medicis Pharmaceutical	879,690
38,507		Omnicare, Inc.	1,785,185
26,496		Perrigo Co.	445,663
13,700	@,L	Sepracor, Inc.	709,249
12,000		Valeant Pharmaceuticals International	206,400
25,317	@,L	VCA Antech, Inc.	762,548
			5,945,750
		Pipelines: 1.3%
15,642		Equitable Resources, Inc.	526,353
27,360		National Fuel Gas Co.	979,488
27,050		Questar Corp.	1,993,315
18,700		Western Gas Resources, Inc.	916,487
			4,415,643
		Real Estate Investment Trusts: 3.5%
28,100		AMB Property Corp.	1,388,983
35,150		Developers Diversified Realty Corp.	1,797,923
6,950	L	Highwoods Properties, Inc.	215,450
23,100		Hospitality Properties Trust	974,127
27,973	L	Liberty Property Trust	1,191,090
22,900		Macerich Co.	1,578,039
20,107	L	Mack-Cali Realty Corp.	862,188
31,371	L	New Plan Excel Realty Trust	740,669
21,887		Regency Centers Corp.	1,348,458
42,796		United Dominion Realty Trust, Inc.	1,155,920
25,443		Weingarten Realty Investors	963,272
			12,216,119
		Retail: 9.7%
20,251	@,L	99 Cents Only Stores	226,406
28,141		Abercrombie & Fitch Co.	1,627,957
34,775		Advance Auto Parts	1,325,623
23,700	@,L	Aeropostale, Inc.	586,338
71,900		American Eagle Outfitters	2,347,535
39,731	@	AnnTaylor Stores Corp.	1,528,054
23,725		Applebees International, Inc.	479,720
28,750		Barnes & Noble, Inc.	1,097,675
21,750	@	BJ’s Wholesale Club, Inc.	641,625
10,127		Bob Evans Farms, Inc.	282,442
7,700	L	Borders Group, Inc.	159,852
37,221		Brinker International, Inc.	1,366,011
33,200	@	Carmax, Inc.	1,056,092
9,850		CBRL Group, Inc.	368,686
25,191	@	Cheesecake Factory	737,089
78,903	@,L	Chico’s FAS, Inc.	2,364,723
54,263		Claire’s Stores, Inc.	1,474,326
8,933	@,L	Copart, Inc.	$245,122
57,943	@,L	Dollar Tree Stores, Inc.	1,531,433
49,306		Foot Locker, Inc.	1,191,726
18,300	@,L	GameStop Corp.	785,802
43,000		Michaels Stores, Inc.	1,671,410
23,300		MSC Industrial Direct Co.	1,077,159
61,271	@,L	O’Reilly Automotive, Inc.	1,941,678
21,028		OSI Restaurant Partners, Inc.	771,307
23,850	@	Pacific Sunwear of California	523,508
37,550	@,L	Payless Shoesource, Inc.	1,001,834
45,050		Petsmart, Inc.	1,201,934
14,700	L	Regis Corp.	509,796
62,965		Ross Stores, Inc.	1,778,761
7,327	L	Ruby Tuesday, Inc.	203,764
35,600	@	Urban Outfitters, Inc.	661,092
37,150	L	Williams-Sonoma, Inc.	1,342,973
			34,109,453
		Savings & Loans: 0.8%
11,150		Astoria Financial Corp.	337,399
32,668		First Niagara Financial Group, Inc.	460,292
23,650		Independence Community Bank Corp.	992,827
47,827		Washington Federal, Inc.	1,097,151
			2,887,669
		Semiconductors: 4.7%
135,508	@,L	Atmel Corp.	650,438
7,900	@	Cabot Microelectronics Corp.	227,204
9,125	@,L	Cree, Inc.	234,056
38,900	@	Fairchild Semiconductor International, Inc.	679,583
64,420	@,L	Integrated Device Technology, Inc.	923,783
9,200	@	International Rectifier Corp.	409,860
45,450		Intersil Corp.	1,218,515
76,061	@,L	Lam Research Corp.	3,406,772
36,700	@	Lattice Semiconductor Corp.	221,301
89,020	@	MEMC Electronic Materials, Inc.	3,117,480
34,950	@,L	Micrel, Inc.	393,537
116,900		Microchip Technology, Inc.	4,009,670
23,400	@,L	Semtech Corp.	391,716
14,550	@,L	Silicon Laboratories, Inc.	567,596
44,575	@,L	Triquint Semiconductor, Inc.	230,007
			16,681,518
		Software: 2.6%
23,200		Acxiom Corp.	547,056
7,266	@,L	Advent Software, Inc.	238,397
21,217	@,L	CSG Systems International	493,932
21,638	@	D&B Corp.	1,576,761
20,901	L	Fair Isaac Corp.	743,449
30,096	L	Fidelity National Information Services, Inc.	1,105,727
46,792		MoneyGram International, Inc.	1,636,784
20,188		SEI Investments Co.	916,333
51,531	@,L	Sybase, Inc.	1,049,686
12,616	@	Transaction Systems Architects, Inc.	492,781
21,548	@	Wind River Systems, Inc.	203,629
			9,004,535

See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Telecommunications: 1.9%
50,000	@	3Com Corp.	$225,500
21,800		Adtran, Inc.	549,796
77,705	@	Cincinnati Bell, Inc.	302,272
16,466	@,L	CommScope, Inc.	481,301
73,531		Harris Corp.	2,994,182
10,442	@	Newport Corp.	171,249
5,500	L	Plantronics, Inc.	118,525
25,550	@,L	Polycom, Inc.	551,625
24,500	@	RF Micro Devices, Inc.	177,625
32,923		Telephone & Data Systems, Inc.	1,283,339
			6,855,414
		Textiles: 0.4%
16,943	@,L	Mohawk Industries, Inc.	1,248,699
			1,248,699
		Transportation: 2.9%
14,261		Alexander & Baldwin, Inc.	645,310
55,132		CH Robinson Worldwide, Inc.	2,428,013
16,580		Con-way, Inc.	979,712
34,272		Expeditors International Washington, Inc.	3,374,078
39,600	L	JB Hunt Transport Services, Inc.	969,012
16,200	L	Overseas Shipholding Group	831,870
6,900	@,L	Swift Transportation Co., Inc.	197,616
18,745	@,L	YRC Worldwide, Inc.	739,302
			10,164,913
		Trucking & Leasing: 0.2%
15,222		GATX Corp.	660,787
			660,787
		Total Long-Term Investments (Cost $284,161,187)	350,756,246

Principal Amount			Value
SHORT-TERM INVESTMENTS:17.9%

	Repurchase Agreement: 0.2%
$601,000	Morgan Stanley Repurchase Agreement dated 05/31/06, 5.020%, due 06/01/06, $601,084 to be received upon repurchase (Collateralized by $660,000 Federal National Mortgage Association, 4.375%, Market Value plus accrued interest $616,869, due 10/15/15)		$601,000
	Total Repurchase Agreement (Cost $601,000)		601,000

	Securities Lending CollateralCC: 17.7%
62,277,431	The Bank of New York Institutional Cash Reserves Fund		62,277,431
	Total Securities Lending Collateral (Cost $62,277,431)		62,277,431
	Total Short-Term Investments (Cost $62,878,431)		62,878,431
	Total Investments in Securities (Cost $347,039,618)*	117.6%	$413,634,677
	Other Assets and Liabilities-Net	(17.6)	(61,865,947)
	Net Assets	100.0%	$351,768,730

@                                    Non-income producing security

@@                        Foreign Issuer

cc                                    Securities purchased with cash collateral for securities loaned.

L                                         Loaned security, a portion or all of the security is on loan at May 31, 2006.

*                                         Cost for federal income tax purposes is $351,435,894.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$ 66,262,478
Gross Unrealized Depreciation	(4,063,695)
Net Unrealized Appreciation	$ 62,198,783

See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 99.7%
		Advertising: 0.3%
8,070		Advo, Inc.	$215,227
7,300	@	Ventiv Health, Inc.	215,642
			430,869
		Aerospace/Defense: 1.9%
3,540	@,L	AAR Corp.	85,243
18,926	@,L	Armor Holdings, Inc.	1,081,053
12,220	L	Curtiss-Wright Corp.	413,036
1,420	L	EDO Corp.	37,161
6,853	@	Esterline Technologies Corp.	281,042
8,539		Kaman Corp.	158,825
9,229	@	Moog, Inc.	320,892
14,900	@	Teledyne Technologies, Inc.	510,325
3,380	@	Triumph Group, Inc.	159,637
			3,047,214
		Agriculture: 0.2%
9,820		Delta & Pine Land Co.	278,102
			278,102
		Airlines: 0.5%
14,621	@,L	Mesa Air Group, Inc.	140,069
26,867		Skywest, Inc.	624,120
			764,189
		Apparel: 2.3%
2,700	@,L	Deckers Outdoor Corp	95,742
21,178	@	Gymboree Corp.	749,489
11,400		K-Swiss, Inc.	300,732
17,097	L	Kellwood Co.	533,255
2,970		Oxford Industries, Inc.	119,750
11,960		Phillips-Van Heusen	423,982
30,308	@,L	Quiksilver, Inc.	377,638
7,150	L	Russell Corp.	130,488
11,100	@,L	Skechers USA, Inc.	298,146
9,832		Stride Rite Corp.	123,785
24,773		Wolverine World Wide, Inc.	568,293
			3,721,300
		Auto Parts & Equipment: 0.1%
5,060	L	Superior Industries International	93,053
			93,053
		Banks: 5.5%
8,640		Boston Private Financial Holdings, Inc.	259,200
8,534		Central Pacific Financial Corp.	306,968
12,325		Chittenden Corp.	333,391
9,298		Community Bank System, Inc.	180,288
15,541		East-West Bancorp, Inc.	620,863
21,225	@@,L	First Bancorp Puerto Rico	225,622
7,000	L	First Commonwealth Financial Corp.	91,700
12,690	L	First Midwest Bancorp, Inc.	446,180
6,192	L	First Republic Bank	260,188
42,906	L	Fremont General Corp.	867,988
7,941	L	Glacier Bancorp, Inc.	232,354
9,920	L	Hanmi Financial Corp.	190,166
4,900		Independent Bank Corp./MI	132,055
6,906		Irwin Financial Corp.	142,264
3,979		Nara Bancorp, Inc.	77,193
4,400		PrivateBancorp, Inc.	193,952
5,087		Prosperity Bancshares, Inc.	$164,259
8,676		Provident Bankshares Corp.	306,089
16,746		Republic Bancorp, Inc.	182,029
20,309		South Financial Group, Inc.	563,575
4,700		Sterling Bancorp/NY	86,715
11,389		Sterling Bancshares, Inc.	194,638
11,565	L	Susquehanna Bancshares, Inc.	264,145
17,489	L	Trustco Bank Corp. /NY	192,204
24,265	L	UCBH Holdings, Inc.	429,005
11,180	L	Umpqua Holdings Corp.	294,481
9,601		United Bankshares, Inc.	338,627
27,024		Whitney Holding Corp.	976,647
3,800	L	Wilshire Bancorp, Inc.	67,222
6,432	L	Wintrust Financial Corp.	330,155
			8,950,163
		Beverages: 0.4%
3,400	@,L	Hansen Natural Corp.	628,558
1,400	@,L	Peet’s Coffee & Tea, Inc.	40,586
			669,144
		Biotechnology: 0.4%
7,110	@	Arqule, Inc.	38,394
6,290	@,L	Enzo Biochem, Inc.	65,102
4,490	@,L	Integra LifeSciences Holdings Corp.	172,596
19,353	@	Regeneron Pharmaceuticals, Inc.	250,428
22,005	@,L	Savient Pharmaceuticals, Inc.	126,529
			653,049
		Building Materials: 1.6%
5,391		Apogee Enterprises, Inc.	80,865
3,683	@,L	Drew Industries, Inc.	116,751
3,820		ElkCorp	109,825
13,542		Lennox International, Inc.	385,405
13,203	@,L	NCI Building Systems, Inc.	800,630
16,040	L	Simpson Manufacturing Co., Inc.	556,428
6,100	L	Texas Industries, Inc.	298,717
4,014		Universal Forest Products, Inc.	263,840
			2,612,461
		Chemicals: 1.3%
5,195		Arch Chemicals, Inc.	180,526
3,400	L	Georgia Gulf Corp.	109,582
12,858		HB Fuller Co.	620,399
7,146	L	MacDermid, Inc.	222,384
7,600	@	OM Group, Inc.	240,768
4,180	@	Omnova Solutions, Inc.	25,414
4,420		Penford Corp.	60,863
38,653	@	PolyOne Corp.	365,271
1,160		Quaker Chemical Corp.	19,859
6,897		Schulman A, Inc.	166,563
10,000	L	Tronox, Inc.	129,300
			2,140,929
		Coal: 0.2%
8,480		Massey Energy Co.	316,474
			316,474
		Commercial Services: 3.6%
11,512		Aaron Rents, Inc.	310,824
9,700	L	ABM Industries, Inc.	168,295
15,289		Administaff, Inc.	587,556
3,040	L	Arbitron, Inc.	121,174

See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Commercial Services (continued)
8,230	L	Bowne & Co., Inc.	$119,335
4,515	L	Central Parking Corp.	64,610
7,491		Chemed Corp.	403,390
6,759	@,L	Coinstar, Inc.	158,701
5,066	@	Consolidated Graphics, Inc.	258,062
2,386		CPI Corp.	62,656
11,500	L	Gevity HR, Inc.	311,995
6,769		Healthcare Services Group	137,478
8,076	@,L	Heidrick & Struggles International, Inc.	285,244
10,470		Hooper Holmes, Inc.	31,515
13,666	@	Labor Ready, Inc.	316,368
17,502	@,L	Live Nation, Inc.	399,046
5,290		MAXIMUS, Inc.	168,169
3,100	@	Midas, Inc.	64,387
8,294	@,L	NCO Group, Inc.	218,215
4,824	@	On Assignment, Inc.	57,020
17,736	@,L	Parexel International Corp.	509,023
2,562	L	Pre-Paid Legal Services, Inc.	89,516
2,801	@	Source Corp.	69,689
25,485	@	Spherion Corp.	213,055
2,520		Startek, Inc.	38,002
2,281	@,L	Universal Technical Institute, Inc.	56,455
6,240	@,L	Vertrue, Inc.	243,048
5,990		Viad Corp.	183,833
2,740	@	Volt Information Sciences, Inc.	81,871
4,198		Watson Wyatt & Co. Holdings	150,456
			5,878,988
		Computers: 3.1%
10,392		Agilysys, Inc.	171,468
8,114	@	CACI International, Inc.	494,305
9,065	@	Carreker Corp.	50,039
2,290	@,L	Catapult Communications Corp.	28,167
10,856	@,L	Ciber, Inc.	68,936
14,736		Factset Research Systems, Inc.	661,794
13,160	@,L	Komag, Inc.	546,535
8,862	@,L	Kronos, Inc.	354,480
6,957	@,L	Manhattan Associates, Inc.	139,975
2,106	@,L	Mercury Computer Systems, Inc.	34,581
25,716	@	Micros Systems, Inc.	1,058,213
12,920		MTS Systems Corp.	539,410
5,468	@,L	Radiant Systems, Inc.	59,000
9,270	@	Radisys Corp.	192,353
16,621	@,L	Synaptics, Inc.	393,585
8,161		Talx Corp.	217,083
			5,009,924
		Distribution/Wholesale: 2.4%
32,823	@,L	Brightpoint, Inc.	701,756
18,524	L	Building Materials Holding Corp.	528,304
10,997	@,L	LKQ Corp.	214,991
10,316		Owens & Minor, Inc.	306,385
13,481		Pool Corp.	582,244
3,045	@,L	Scansource, Inc.	179,290
21,112	@	United Stationers, Inc.	980,019
6,170		Watsco, Inc.	345,582
			3,838,571
		Diversified Financial Services: 1.6%
6,770	L	Financial Federal Corp.	189,357
18,087	@	Investment Technology Group, Inc.	855,515
15,599	@,L	LaBranche & Co., Inc.	$201,851
8,987	@	Piper Jaffray Cos.	568,787
6,831	@,L	Portfolio Recovery Associates, Inc.	336,563
4,514	L	SWS Group, Inc.	104,860
5,600	@,L	TradeStation Group, Inc.	77,896
7,078	@,L	World Acceptance, Corp.	227,699
			2,562,528
		Electric: 0.9%
3,275	L	Allete, Inc.	148,947
11,990		Avista Corp.	266,778
3,600	L	CH Energy Group, Inc.	165,780
12,966	L	Cleco Corp.	287,975
11,533	@	El Paso Electric Co.	222,356
1,410		Green Mountain Power Corp.	40,397
1,395		UIL Holdings Corp.	77,046
8,520		Unisource Energy Corp.	258,156
			1,467,435
		Electrical Components & Equipment: 0.6%
5,800	@,L	Advanced Energy Industries, Inc.	81,780
10,703		Belden Cdt, Inc.	340,676
5,474	@,L	Greatbatch, Inc.	124,205
3,826	@,L	Intermagnetics General Corp.	89,031
6,105	@,L	Littelfuse, Inc.	213,858
5,514	L	Vicor Corp.	98,149
			947,699
		Electronics: 4.4%
3,549		Analogic Corp.	202,754
4,141	L	Bel Fuse, Inc.	129,945
6,300	@,L	Benchmark Electronics, Inc.	152,523
13,513	L	Brady Corp.	537,953
9,383	@,L	Checkpoint Systems, Inc.	211,962
20,791	@,L	Coherent, Inc.	684,648
8,610		CTS Corp.	116,924
2,532		Cubic Corp.	47,475
22,688	@,L	Cymer, Inc.	1,052,496
1,549		Daktronics, Inc.	73,779
5,035	@,L	Dionex Corp.	271,185
10,522	@,L	Electro Scientific Industries, Inc.	209,283
6,986	@,L	FEI Co.	163,472
17,709	@,L	Flir Systems, Inc.	452,111
6,540	@,L	Itron, Inc.	391,092
3,140		Keithley Instruments, Inc.	40,035
4,700	@	LoJack Corp.	82,955
8,288	L	Methode Electronics, Inc.	79,068
6,710	L	Park Electrochemical Corp.	213,177
9,231	@,L	Paxar Corp.	196,343
2,948	@	Photon Dynamics, Inc.	47,021
9,420	@	Planar Systems, Inc.	126,040
4,100	@,L	Rogers Corp.	233,536
2,540	@	SBS Technologies, Inc.	41,859
5,360	@,L	Sonic Solutions, Inc.	81,794
9,201	L	Technitrol, Inc.	209,967
13,913	@	Trimble Navigation Ltd.	639,163
7,080	L	Watts Water Technologies, Inc.	242,702
8,604		Woodward Governor Co.	272,403
			7,203,665
		Energy-Alternate Sources: 0.2%
10,673	@, L	Headwaters, Inc.	292,974
			292,974

See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Engineering & Construction: 1.1%
20,785	@	EMCOR Group, Inc.	$999,551
6,716	@,L	Insituform Technologies, Inc.	171,930
8,267	@	Shaw Group, Inc./The	220,233
10,746	@	URS Corp.	455,523
			1,847,237
		Entertainment: 0.4%
11,911	@	Pinnacle Entertainment, Inc.	368,645
7,955	@,L	Shuffle Master, Inc.	290,039
			658,684
		Environmental Control: 0.7%
8,661	@,L	Aleris International, Inc.	374,415
14,549	@	Tetra Tech, Inc.	256,062
11,855	@,L	Waste Connections, Inc.	455,825
			1,086,302
		Food: 1.9%
4,520	@,L	American Italian Pasta Co.	33,132
18,441		Corn Products International, Inc.	492,006
13,319	L	Flowers Foods, Inc.	387,183
4,400	@,L	Great Atlantic & Pacific Tea Co.	110,880
8,366	@,L	Hain Celestial Group, Inc.	214,755
7,668		J&J Snack Foods Corp.	248,060
6,867	L	Lance, Inc.	163,572
3,101	L	Nash Finch Co.	72,036
24,987	@	Performance Food Group Co.	814,326
7,664	@,L	Ralcorp Holdings, Inc.	320,432
6,762	@	TreeHouse Foods, Inc.	168,982
3,700	@,L	United Natural Foods, Inc.	122,470
			3,147,834
		Forest Products & Paper: 0.5%
6,506	@,L	Caraustar Industries, Inc.	57,318
3,040		Deltic Timber Corp.	174,496
3,020	L	Neenah Paper, Inc.	92,654
13,180		Rock-Tenn Co.	203,895
3,657		Schweitzer-Mauduit International, Inc.	92,778
10,903	L	Wausau-Mosinee Paper Corp.	145,773
			766,914
		Gas: 2.7%
21,657		Atmos Energy Corp.	581,274
2,016	L	Cascade Natural Gas Corp.	42,336
19,647		Energen Corp.	665,640
7,177		Laclede Group, Inc.	241,506
7,827	L	New Jersey Resources Corp.	351,589
7,061		Northwest Natural Gas Co.	246,288
20,154	L	Piedmont Natural Gas Co.	489,944
7,532		South Jersey Industries, Inc.	202,310
25,506		Southern Union Co.	626,172
9,357	L	Southwest Gas Corp.	272,382
27,896		UGI Corp.	648,861
			4,368,302
		Hand/Machine Tools: 0.4%
7,048		Baldor Electric Co.	209,819
8,095		Regal-Beloit Corp.	387,993
			597,812
		Healthcare-Products: 4.0%
17,656	@,L	American Medical Systems Holdings, Inc.	$349,059
6,500	@,L	Arthrocare Corp.	274,560
4,180	@,L	Biosite, Inc.	188,058
4,400		Cooper Cos., Inc.	208,340
2,714		Datascope Corp.	93,117
6,124	L	Diagnostic Products Corp.	353,477
2,994	@,L	DJ Orthopedics, Inc.	114,820
6,800	@	Haemonetics Corp.	343,400
11,680	@	Hologic, Inc.	461,243
3,250	@,L	ICU Medical, Inc.	134,778
8,189	@,L	Idexx Laboratories, Inc.	625,885
16,959	@	Immucor, Inc.	308,484
2,810	L	Invacare Corp.	79,579
2,190		LCA-Vision, Inc.	119,005
10,130	L	Mentor Corp.	409,151
10,607	@	Osteotech, Inc.	47,732
2,300		PolyMedica Corp.	88,297
3,380	@,L	Possis Medical, Inc.	27,175
20,136	@	Resmed, Inc.	915,383
29,628	@	Respironics, Inc.	1,007,945
3,380	@,L	SurModics, Inc.	131,516
7,700	@	Viasys Healthcare, Inc.	193,963
1,348		Vital Signs, Inc.	67,427
			6,542,394
		Healthcare-Services: 3.4%
11,999	@,L	Ameri Group Corp.	344,371
6,090	@,L	Amsurg Corp.	146,708
10,211	@,L	Centene Corp.	265,997
4,700	@	Genesis HealthCare Corp.	221,229
4,827	@	Gentiva Health Services, Inc.	83,845
14,890	@,L	Healthways, Inc.	791,255
5,800	@,L	Matria Healthcare, Inc.	167,388
22,808	@,L	Odyssey HealthCare, Inc.	371,998
20,580	@	Pediatrix Medical Group, Inc.	950,590
30,626	@,L	Sierra Health Services	1,261,791
18,316	@,L	Sunrise Senior Living, Inc.	613,403
11,225	@,L	United Surgical Partners International, Inc.	349,210
			5,567,785
		Home Builders: 1.2%
18,781	@,L	Champion Enterprises, Inc.	223,494
3,420		Coachmen Industries, Inc.	37,791
2,400	@,L	Meritage Homes Corp.	128,616
5,365		Monaco Coach Corp.	69,960
1,930	@,L	NVR, Inc.	1,175,370
1,480	L	Skyline Corp.	54,730
8,440	L	Winnebago Industries	239,527
			1,929,488
		Home Furnishings: 0.4%
1,408	@,L	Audiovox Corp.	17,178
2,826		Bassett Furniture Industries, Inc.	48,014
8,535	L	Ethan Allen Interiors, Inc.	324,842
13,379	L	La-Z-Boy, Inc.	200,150
			590,184
		Household Products/Wares: 0.6%
5,831		CNS, Inc.	133,005
4,700	@, L	Fossil, Inc.	85,681
7,069	L	Harland John H. Co.	302,765

See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Household Products/Wares (continued)
15,881	@,L	Playtex Products, Inc.	$182,632
3,540	@,L	Spectrum Brands, Inc.	54,870
4,660		WD-40 Co.	151,590
			910,543
		Housewares: 0.8%
1,208		National Presto Industries, Inc.	65,594
26,415		Toro Co.	1,275,052
			1,340,646
		Insurance: 4.1%
7,378		Delphi Financial Group	390,075
9,085		Hilb Rogal & Hamilton Co.	353,497
9,020		Infinity Property & Casualty Corp.	384,432
12,430		Landamerica Financial Group, Inc.	831,816
36,292	@,L	Philadelphia Consolidated Holding Co.	1,203,080
5,865	L	Presidential Life Corp.	146,684
8,449	@	ProAssurance Corp.	398,877
5,292		RLI Corp.	250,312
9,500		Safety Insurance Group, Inc.	447,830
668	@	SCPIE Holdings, Inc.	15,691
18,919	L	Selective Insurance Group	1,031,086
4,552	L	Stewart Information Services Corp.	173,022
24,066		Zenith National Insurance Corp.	962,640
			6,589,042
		Internet: 1.5%
3,020	@,L	Blue Coat Systems, Inc.	47,958
8,660	@	Digital Insight Corp.	280,151
18,426	@,L	Infospace, Inc.	417,717
9,932	@,L	Internet Security Systems	203,407
13,020	@,L	j2 Global Communications, Inc.	345,811
12,279	@,L	Secure Computing Corp.	109,038
42,604	L	United Online, Inc.	507,840
3,110	@,L	WebEx Communications, Inc.	102,164
20,980	@,L	Websense, Inc.	464,707
			2,478,793
		Iron/Steel: 2.4%
5,187		Carpenter Technology	579,907
6,100	@	Chaparral Steel Co.	374,723
14,049	L	Cleveland-Cliffs, Inc.	1,034,287
1,920	@	Material Sciences Corp.	21,293
16,860		Reliance Steel & Aluminum Co.	1,359,085
16,931	L	Ryerson Tull, Inc.	441,899
4,609		Steel Technologies, Inc.	86,465
			3,897,659
		Leisure Time: 0.6%
2,953		Arctic Cat, Inc.	54,158
8,300	@,L	Bally Total Fitness Holding Corp.	65,570
15,663	@,L	Multimedia Games, Inc.	175,582
10,678	L	Polaris Industries, Inc.	475,491
5,800	@,L	WMS Industries, Inc.	150,452
			921,253
		Lodging: 0.3%
9,090	@	Aztar Corp.	471,407
			471,407
		Machinery-Construction & Mining: 0.6%
4,336	@	Astec Industries, Inc.	$149,765
41,360		JLG Industries, Inc.	899,580
			1,049,345
		Machinery-Diversified: 2.4%
8,998		Albany International Corp.	359,560
10,781	L	Applied Industrial Technologies, Inc.	415,608
13,389		Briggs & Stratton Corp.	433,804
11,348		Cognex Corp.	284,948
6,380	@,L	Gardner Denver, Inc.	481,435
7,567	@	Gerber Scientific, Inc.	79,075
13,673		IDEX Corp.	661,090
4,840	L	Lindsay Manufacturing Co.	106,722
24,134		Manitowoc Co.	1,109,923
			3,932,165
		Media: 0.1%
19,700	@	Radio One, Inc.	144,401
2,550	L	Thomas Nelson, Inc.	75,863
			220,264
		Metal Fabricate/Hardware: 2.3%
3,930	L	AM Castle & Co.	108,861
61,968		Commercial Metals Co.	1,525,032
7,160		Kaydon Corp.	298,787
1,907		Lawson Products	70,159
15,990		Mueller Industries, Inc.	522,074
4,805	@	NS Group, Inc.	239,866
15,860		Quanex Corp.	623,615
7,176		Valmont Industries, Inc.	343,730
			3,732,124
		Mining: 0.3%
5,300		Amcol International Corp.	143,259
1,890	@	Brush Engineered Materials, Inc.	39,066
6,300	@,L	Century Aluminum Co.	262,395
			444,720
		Miscellaneous Manufacturing: 3.0%
29,113		Acuity Brands, Inc.	1,161,609
13,473		AO Smith Corp.	592,138
14,778		Aptargroup, Inc.	777,323
4,920		Barnes Group, Inc.	203,147
17,645	@,L	Ceradyne, Inc.	770,557
13,296	L	Clarcor, Inc.	418,159
14,950	@,L	EnPro Industries, Inc.	519,662
5,965	@,L	Griffon Corp.	161,890
1,630	@	Lydall, Inc.	14,768
1,100	@,I,X,L	MascoTech, Inc.	—
7,392		Myers Industries, Inc.	117,533
2,287	L	Standex International Corp.	67,123
4,820	L	Sturm Ruger & Co., Inc.	29,643
6,648		Tredegar Corp.	94,202
			4,927,754
		Office Furnishings: 0.1%
13,675	@,L	Interface, Inc.	156,989
			156,989
		Office/Business Equipment: 0.1%
5,144	@,L	Global Imaging Systems, Inc.	210,647
			210,647

See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Oil & Gas: 4.0%
12,913		Cabot Oil & Gas Corp.	$566,493
32,068		Cimarex Energy Co.	1,300,678
21,948	L	Frontier Oil Corp.	1,229,088
4,774		Penn Virginia Corp.	324,155
4,148	@	Petroleum Development Corp.	151,153
2,304	@	Remington Oil & Gas Corp.	97,551
14,608	L	St. Mary Land & Exploration Co.	571,027
7,648	@,L	Stone Energy Corp.	381,253
18,347	@,L	Swift Energy Co.	736,816
18,913	@	Unit Corp.	1,133,267
			6,491,481
		Oil & Gas Services: 3.6%
794	@,L	Dril-Quip, Inc.	62,512
19,811	@	Helix Energy Solutions	702,498
5,000	@,L	Hydril	374,450
13,409	@,L	Lone Star Technologies	650,337
3,639		Lufkin Industries, Inc.	220,123
17,649	@,L	Maverick Tube Corp.	850,682
6,760	@	Oceaneering International, Inc.	507,000
13,570	@,L	Seacor Smit, Inc.	1,105,955
17,234	@	Tetra Technologies, Inc.	500,475
9,329	@,L	Veritas DGC, Inc.	440,609
7,540	@,L	W-H Energy Services, Inc.	424,804
			5,839,445
		Packaging & Containers: 0.1%
6,279	L	Chesapeake Corp.	85,897
			85,897
		Pharmaceuticals: 0.9%
28,207	L	Alpharma, Inc.	660,608
2,830	@,L	Bradley Pharmaceuticals, Inc.	36,620
7,150	@,L	Connetics Corp.	84,013
7,040	@,L	First Horizon Pharmaceutical Corp.	148,614
7,700	@	MGI Pharma, Inc.	138,677
13,404	@,L	NBTY, Inc.	351,453
8,510	@	Theragenics Corp.	28,849
2,399	@,L	USANA Health Sciences, Inc.	90,226
			1,539,060
		Real Estate Investment Trusts: 2.2%
6,712		Acadia Realty Trust	143,570
4,555	L	Colonial Properties Trust	203,609
2,200		EastGroup Properties, Inc.	96,866
6,633		Entertainment Properties Trust	272,285
6,325	L	Essex Property Trust, Inc.	673,613
7,786		Glenborough Realty Trust, Inc.	155,019
7,789	L	Kilroy Realty Corp.	516,644
4,900		LTC Properties, Inc.	107,604
13,550		National Retail Properties, Inc.	261,515
13,900	L	New Century Financial Corp.	647,323
5,120		Shurgard Storage Centers, Inc.	297,216
4,521	L	Sovran Self Storage, Inc.	213,256
			3,588,520
		Retail: 8.8%
18,442		Brown Shoe Co., Inc.	648,790
12,966		Casey’s General Stores, Inc.	290,309
7,570	L	Cash America International, Inc.	232,929
8,094		Cato Corp.	190,937
9,239	@	CEC Entertainment, Inc.	308,213
9,421	@,L	Childrens Place	$548,020
24,317	L	Christopher & Banks Corp.	655,100
29,146	@,L	Dress Barn, Inc.	681,725
10,910		Finish Line	139,648
8,557		Fred’s, Inc.	124,590
5,856	@ L	Genesco, Inc.	206,073
14,220		Group 1 Automotive, Inc.	864,149
2,620	@,L	Guitar Center, Inc.	126,153
4,550		Haverty Furniture Cos., Inc.	63,791
9,254	@,L	Hibbett Sporting Goods, Inc.	239,308
4,460	@,L	HOT Topic, Inc.	61,726
5,999		IHOP Corp.	288,072
11,227	@,L	Insight Enterprises, Inc.	203,658
15,517	@	Jack in the Box, Inc.	646,438
3,300	@,L	JOS A Bank Clothiers, Inc.	119,856
10,641	L	Landry’s Restaurants, Inc.	325,721
4,511		Lone Star Steakhouse & Saloon	117,421
7,075		Longs Drug Stores Corp.	325,733
23,056		Men’s Wearhouse, Inc.	780,907
5,360	@	O’Charleys, Inc.	89,244
8,038	@	Panera Bread Co.	520,541
10,330	@,L	Papa John’s International, Inc.	324,982
7,330	@,L	PF Chang’s China Bistro, Inc.	303,535
8,635	@,L	Rare Hospitality International, Inc.	265,526
3,400	@,L	Red Robin Gourmet Burgers, Inc.	142,630
10,220	@,L	Ryan’s Restaurant Group	126,421
5,820	@,L	School Specialty, Inc.	209,753
24,234	@,L	Select Comfort Corp.	793,906
7,456	L	Sonic Automotive, Inc.	178,422
29,432	@,L	Sonic Corp.	642,795
5,840		Stage Stores, Inc.	190,092
6,770	@	Steak N Shake Co.	110,893
7,685		Stein Mart, Inc.	119,118
22,491	@	Too, Inc.	922,131
9,590	@,L	Tractor Supply Co.	533,300
6,620		World Fuel Services Corp.	330,669
12,050	@	Zale Corp.	282,934
			14,276,159
		Savings & Loans: 2.0%
4,505	L	Anchor Bancorp Wisconsin, Inc.	131,321
21,251	L	Bankunited Financial Corp.	659,206
6,531		Brookline Bancorp, Inc.	93,524
7,890		Dime Community Bancshares	111,565
6,097		Downey Financial Corp.	415,206
5,910	L	Fidelity Bankshares, Inc.	191,543
11,071	L	FirstFed Financial Corp.	640,347
8,588		Flagstar Bancorp, Inc.	138,610
5,633	@,L	Franklin Bank Corp./Houston, TX	112,097
5,066	L	Harbor Florida Bancshares, Inc.	186,226
7,655		MAF Bancorp, Inc.	331,385
8,447		Sterling Financial Corp./WA	253,748
			3,264,778
		Semiconductors: 2.0%
6,109	@	Actel Corp.	84,793
21,703	@,L	Axcelis Technologies, Inc.	138,248
19,426	@,L	Brooks Automation, Inc.	234,666
5,450	L	Cohu, Inc.	94,449
8,320	@,L	Diodes, Inc.	296,275
7,174	@	DSP Group, Inc.	188,604
5,181	@	ESS Technology	13,367
16,638	@	Exar Corp.	219,622
17,361	@,L	Kopin Corp.	77,430

See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Semiconductors (continued)
5,600	@	Kulicke & Soffa Industries, Inc.	$45,192
17,191	@,L	Microsemi Corp.	412,240
13,771	@,L	Pericom Semiconductor Corp.	119,808
7,428	@,L	Power Integrations, Inc.	130,881
5,700	@	Rudolph Technologies, Inc.	94,506
39,195	@,L	Skyworks Solutions, Inc.	221,844
5,180	@	Standard Microsystems Corp.	118,052
2,740	@,L	Supertex, Inc.	111,134
5,900	@,L	Ultratech, Inc.	105,551
14,306	@,L	Varian Semiconductor Equipment Associates, Inc.	442,771
6,500	@,L	Veeco Instruments, Inc.	157,105
			3,306,538
		Software: 4.7%
4,850	@,L	Altiris, Inc.	84,633
23,788	@	Ansys, Inc.	1,199,867
10,827	@	Captaris, Inc.	50,237
15,952	@,L	Cerner Corp.	605,857
10,463	@,L	Dendrite International, Inc.	106,409
5,020	@,L	Digi International, Inc.	59,688
13,981	@	eFunds Corp.	315,691
14,390	@,L	Epicor Software Corp.	155,268
4,085	@,L	EPIQ Systems, Inc.	65,442
10,854	@	Filenet Corp.	282,747
35,289		Global Payments, Inc.	1,643,748
38,342	@	Hyperion Solutions Corp.	1,100,799
5,207	L	Inter-Tel, Inc.	108,983
6,866	@,L	JDA Software Group, Inc.	95,575
10,221	@,L	Keane, Inc.	141,663
5,640	@	Mantech International Corp.	190,914
4,520	@	Mapinfo Corp.	61,562
7,760	@	MRO Software, Inc.	162,805
1,900	@,L	Neoware, Inc.	39,254
4,824	@,L	Open Solutions, Inc.	133,866
8,531	@,L	Per-Se Technologies, Inc.	212,593
9,020	@,L	Phoenix Technologies Ltd.	52,316
10,205	@	Progress Software Corp.	237,572
3,900	@,L	Quality Systems, Inc.	129,558
11,258	@	SPSS, Inc.	416,546
			7,653,593
		Storage/Warehousing: 0.2%
8,840	@,L	Mobile Mini, Inc.	277,134
			277,134
		Telecommunications: 1.0%
42,990	@	Adaptec, Inc.	192,165
18,462	@,L	Aeroflex, Inc.	216,190
3,280	@,L	Anixter International, Inc.	159,834
4,979		Black Box Corp.	257,165
5,790		Commonwealth Telephone Enterprises, Inc.	191,360
7,594	@	Ditech Communications Corp.	68,650
9,817	@,L	General Communication	128,406
7,600	@	Harmonic, Inc.	34,200
3,100	@,L	Netgear, Inc.	72,571
6,160	@	Network Equipment Technologies, Inc.	18,110
9,687	@,L	Symmetricom, Inc.	70,231
6,650	@	Tollgrade Communications, Inc.	63,973
5,155	@	Viasat, Inc.	131,453
			1,604,308
		Textiles: 0.0%
2,079		G&K Services, Inc.	$80,291
			80,291
		Toys/Games/Hobbies: 0.2%
11,725	@,L	Jakks Pacific, Inc.	228,520
9,050	@,L	Lenox Group, Inc.	91,948
			320,468
		Transportation: 2.6%
11,072	L	Arkansas Best Corp.	456,277
5,266	@,L	Bristow Group, Inc.	189,629
21,269	@	EGL, Inc.	958,594
8,260		Forward Air Corp.	309,089
25,734	L	Heartland Express, Inc.	433,875
5,021	@	HUB Group, Inc.	237,594
6,790	@,L	Kirby Corp.	510,133
14,790	L	Knight Transportation, Inc.	281,602
15,314		Landstar System, Inc.	676,726
7,352	@	Old Dominion Freight Line	226,515
			4,280,034
		Water: 0.0%
1,800	L	American States Water Co.	66,420
			66,420
		Total Common Stock (Cost $127,806,776)	161,939,144

Principal Amount			Value

SHORT-TERM INVESTMENTS: 30.1%

	Repurchase Agreement: 2.4%
$3,885,000	Morgan Stanley Repurchase Agreement dated 05/31/06, 5.020%, due 06/01/06, $3,885,542 to be received upon repurchase (Collateralized by $4,270,000 Federal National Mortgage Association, 4.375%, Market Value plus accrued interest $3,990,957, due 10/15/15)		3,885,000
	Total Repurchase Agreement (Cost $3,885,000)		3,885,000

	Securities Lending CollateralCC: 27.7%
44,980,368	The Bank of New York Institutional Cash Reserves Fund		44,980,368
	Total Securities Lending Collateral (Cost $44,980,368)		44,980,368
	Total Short-Term Investments (Cost $48,865,368)		48,865,368
	Total Investments in Securities (Cost $176,672,144)*	129.8%	$210,804,512
	Other Assets and Liabilities-Net	(29.8)	(48,402,319)
	Net Assets	100.0%	$162,402,193

See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006 (CONTINUED)

@                                    Non-income producing security

@@                        Foreign Issuer

cc                                    Securities purchased with cash collateral for securities loaned.

I                                            Illiquid security

L                                         Loaned security, a portion or all of the security is on loan at May 31, 2006.

X                                       Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*                                         Cost for federal income tax purposes is $178,500,913.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$34,403,364
Gross Unrealized Depreciation	(2,099,765)
Net Unrealized Appreciation	$32,303,599

See Accompanying Notes to Financial Statements

Ing STRATEGIC ALLOCATION CONSERVATIVE FUND	Portfolio Of Investments AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 44.8%
		Aerospace/Defense: 1.1%
180	@,L	Armor Holdings, Inc.	$10,282
2,270		Boeing Co.	188,978
680	@@	European Aeronautic Defense and Space Co.	24,304
1,500		Lockheed Martin Corp.	108,735
2,088		Raytheon Co.	95,735
187	@	Teledyne Technologies, Inc.	6,405
1,220		United Technologies Corp.	76,274
			510,713
		Agriculture: 0.8%
2,540		Altria Group, Inc.	183,769
2,730		Archer-Daniels-Midland Co.	113,486
1,285	@@	British American Tobacco PLC	32,151
9	@@	Japan Tobacco, Inc.	32,270
			361,676
		Airlines: 0.2%
3,780	@,@@	British Airways PLC	24,134
221	@,L	Mesa Air Group, Inc.	2,117
326	L	Skywest, Inc.	7,573
4,400		Southwest Airlines Co.	70,840
			104,664
		Apparel: 0.3%
2,210	@	Coach, Inc.	64,267
160	@	Gymboree Corp.	5,662
144	L	K-Swiss, Inc.	3,799
140	L	Kellwood Co.	4,367
600		Liz Claiborne, Inc.	23,202
10		Phillips-Van Heusen	355
240	L	Polo Ralph Lauren Corp.	13,560
160	@,L	Skechers USA, Inc.	4,298
			119,510
		Auto Manufacturers: 0.2%
552	@@	DaimlerChrysler AG	29,083
400	@,L	Navistar International Corp.	10,632
300		Oshkosh Truck Corp.	15,855
500	@@	Volvo AB	24,555
			80,125
		Auto Parts & Equipment: 0.1%
500		ArvinMeritor, Inc.	8,385
600	@@	NOK Corp.	18,474
1,600	@@	Sumitomo Rubber Industries, Inc.	20,295
			47,154
		Banks: 3.1%
5,281	@@,L	Banca Intesa S.p.A.	30,741
5,730		Bank of America Corp.	277,332
1,500	@@	Bank of Ireland	26,290
2,400		BB&T Corp.	99,768
400	@@	BNP Paribas	37,408
630		Colonial BancGroup, Inc.	16,796
800	@@	Commerzbank AG	30,157
2,000	@@	DBS Group Holdings Ltd.	22,061
310	@,@@	Deutsche Bank AG	35,709
92	L	East-West Bancorp, Inc.	3,675
60	L	First Midwest Bancorp, Inc.	2,110
322	L	Fremont General Corp.	6,514
350		Greater Bay Bancorp	10,434
2,633	@@	HBOS PLC	$45,063
500	@@,L	ICICI Bank Ltd. ADR	13,300
300	@@	KBC Bancassurance Holding	32,324
3	@@	Mitsubishi Tokyo Financial Group, Inc.	41,382
4	@@	Mizuho Financial Group, Inc.	32,662
1,400	@@	National Australia Bank Ltd.	37,254
2,700		National City Corp.	99,576
220	@@	OTP Bank Rt GDR	14,806
520		Republic Bancorp, Inc.	5,652
1,500	@@	Royal Bank of Scotland Group PLC	48,426
140		South Financial Group, Inc.	3,885
350	L	Sterling Bancshares, Inc.	5,982
2,000	@@	Sumitomo Trust & Banking Co., Ltd.	19,317
270	L	Susquehanna Bancshares, Inc.	6,167
480	@@	UBS AG	54,553
2,090		US BanCorp.	64,518
1,960		Wachovia Corp.	104,860
2,100		Wells Fargo & Co.	139,377
240		Whitney Holding Corp.	8,674
			1,376,773
		Beverages: 1.2%
5,250		Coca-Cola Co.	231,158
50	@,L	Hansen Natural Corp.	9,244
800		Pepsi Bottling Group, Inc.	25,072
4,050		PepsiCo, Inc.	244,863
1,284	@@	SABMiller PLC	24,020
			534,357
		Biotechnology: 0.2%
1,480	@	Amgen, Inc.	100,033
420	@	Regeneron Pharmaceuticals, Inc.	5,435
			105,468
		Building Materials: 0.1%
933	@@	Italcementi S.p.A.	22,723
63	L	Lennox International, Inc.	1,793
130		Martin Marietta Materials, Inc.	11,896
130	@,L	NCI Building Systems, Inc.	7,883
170	L	Simpson Manufacturing Co., Inc.	5,897
			50,192
		Chemicals: 0.8%
340		Airgas, Inc.	13,019
1,200		Dow Chemical Co.	47,844
1,100		EI Du Pont de Nemours & Co.	46,783
160	L	HB Fuller Co.	7,720
54		Lubrizol Corp.	2,183
267		Lyondell Chemical Co.	6,461
440		Olin Corp.	7,792
10		Penford Corp.	138
560	@,L	PolyOne Corp.	5,292
1,000		PPG Industries, Inc.	64,340
900		Rohm & Haas Co.	45,369
700		Sherwin-Williams Co.	33,859
3,000	@@	Sumitomo Chemical Co., Ltd.	25,964
200	@@	Umicore	28,995
500		Valspar Corp.	13,760
			349,519
		Coal: 0.0%
350		Peabody Energy Corp.	21,819
			21,819

See Accompanying Notes to Financial Statements

Ing STRATEGIC ALLOCATION CONSERVATIVE FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Commercial Services: 0.6%
160		Administaff, Inc.	$6,149
900	@	Apollo Group, Inc.	47,079
350	@,L	Career Education Corp.	11,407
180	L	Central Parking Corp.	2,576
89	@	Consolidated Graphics, Inc.	4,534
110		Corporate Executive Board Co.	11,189
60		CPI Corp.	1,576
237	@,L	Education Management Corp.	10,179
870		Equifax, Inc.	31,390
100	@	Live Nation, Inc.	2,280
290		Manpower, Inc.	19,091
1,760		McKesson Corp.	87,120
180	@,L	Parexel International Corp.	5,166
5,500	@@	Rentokil Initial PLC	14,935
520	@	Spherion Corp.	4,347
80		Startek, Inc.	1,206
40	@,L	Vertrue, Inc.	1,558
			261,782
		Computers: 1.7%
1,040	@	Apple Computer, Inc.	62,161
94	@,L	CACI International, Inc.	5,726
358	@,L	Cadence Design Systems, Inc.	6,458
610	@	Ceridian Corp.	14,841
170	@	Cognizant Technology Solutions Corp.	10,030
2,950	@,L	Dell, Inc.	74,871
210	@,L	DST Systems, Inc.	12,348
10		Factset Research Systems, Inc.	449
7,030		Hewlett-Packard Co.	227,631
3,610		International Business Machines Corp.	288,439
130	@,L	Komag, Inc.	5,399
100	@,L	Kronos, Inc.	4,000
195	@,L	Micros Systems, Inc.	8,024
168		MTS Systems Corp.	7,014
330		Reynolds & Reynolds Co.	9,243
190	@,L	Synaptics, Inc.	4,499
626	@@	Tietoenator OYJ	17,837
282	@,L	Western Digital Corp.	5,739
			764,709
		Cosmetics/Personal Care: 1.1%
2,000		Colgate-Palmolive Co.	120,680
6,650		Procter & Gamble Co.	360,763
			481,443
		Distribution/Wholesale: 0.1%
294	@,L	Brightpoint, Inc.	6,286
140	L	Building Materials Holding Corp.	3,993
54		Pool Corp.	2,332
2,000	@@	Sumitomo Corp.	26,249
110	@,L	United Stationers, Inc.	5,106
			43,966
		Diversified Financial Services: 3.8%
1,480		American Express Co.	80,453
550	@,L	AmeriCredit Corp.	15,972
1,300		Capital One Financial Corp.	107,601
5,400		Charles Schwab Corp./The	89,964
6,170		Citigroup, Inc.	304,181
1,200		Fannie Mae	59,700
900		Franklin Resources, Inc.	80,955
1,300		Goldman Sachs Group, Inc.	196,235
4,000	@@	Hong Kong Exchanges and Clearing Ltd.	$26,840
40	@	Investment Technology Group, Inc.	1,892
4,340		JPMorgan Chase & Co.	185,058
3	@@	Kenedix, Inc.	14,778
1,980		Lehman Brothers Holdings, Inc.	131,888
1,140		Merrill Lynch & Co., Inc.	82,547
3,110		Morgan Stanley	185,418
2,000	@@	Nippon Shinpan Co., Ltd.	16,879
140	@,L	Portfolio Recovery Associates, Inc.	6,898
400		Raymond James Financial, Inc.	11,724
100	@@	SFCG Co., Ltd.	21,972
600		The Bear Stearns Cos., Inc.	80,250
132	@,L	TradeStation Group, Inc.	1,836
190	@,L	World Acceptance, Corp.	6,112
			1,709,153
		Electric: 1.2%
690		Alliant Energy Corp.	23,736
1,980		Duke Energy Corp.	55,876
2,200		FirstEnergy Corp.	115,324
1,000	@@	Fortum OYJ	24,955
300		MDU Resources Group, Inc.	10,644
640		OGE Energy Corp.	19,923
3,100		PPL Corp.	92,287
300	@@	RWE AG	25,722
278		SCANA Corp.	10,597
2,600		TXU Corp.	148,980
290		Wisconsin Energy Corp.	11,562
			539,606
		Electrical Components & Equipment: 0.1%
27		Belden Cdt, Inc.	859
60	@	Energizer Holdings, Inc.	3,136
2,000	@@	Sumitomo Electric Industries Ltd.	28,870
			32,865
		Electronics: 0.5%
2,400	@	Agilent Technologies, Inc.	83,736
140		Amphenol Corp.	7,777
1,100		Applera Corp. - Applied Biosystems Group	32,560
449		Arrow Electronics, Inc.	14,593
50	L	Brady Corp.	1,991
167	@,L	Coherent, Inc.	5,499
150	@,L	Cymer, Inc.	6,959
125	@,L	Flir Systems, Inc.	3,191
600	@@	Hoya Corp.	23,089
80	@,L	Itron, Inc.	4,784
110	L	Park Electrochemical Corp.	3,495
180	@,L	Planar Systems, Inc.	2,408
210	@,L	Plexus Corp.	8,259
5,400	@,L	Solectron Corp.	19,224
79	@	Trimble Navigation Ltd.	3,629
			221,194
		Engineering & Construction: 0.2%
400	@@	Bouygues	21,809
110	@,L	EMCOR Group, Inc.	5,290
60	@	Jacobs Engineering Group, Inc.	4,682
5,000	@@	Taisei Corp.	19,127
40	@,L	URS Corp.	1,696
200	@@	Vinci SA	18,436
			71,040

See Accompanying Notes to Financial Statements

Ing STRATEGIC ALLOCATION CONSERVATIVE FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Entertainment: 0.1%
440		GTECH Holdings Corp.	$15,202
635	@@	OPAP SA	21,614
			36,816
		Environmental Control: 0.0%
469		Republic Services, Inc.	19,135
50	@,L	Waste Connections, Inc.	1,923
			21,058
		Food: 0.5%
120	L	American Italian Pasta Co.	880
127		Corn Products International, Inc.	3,388
130	L	Flowers Foods, Inc.	3,779
1,854		General Mills, Inc.	96,204
313		Hormel Foods Corp.	11,240
201		J&J Snack Foods Corp.	6,502
247	@	Performance Food Group Co.	8,050
6,380	@@	Tesco PLC	38,281
1,705	@@	Unilever PLC	38,185
			206,509
		Forest Products & Paper: 0.1%
700		Louisiana-Pacific Corp.	16,982
700		Temple-Inland, Inc.	30,107
			47,089
		Gas: 0.2%
5,300	@@	Centrica PLC	27,677
328		Energen Corp.	11,113
300	L	Southern Union Co.	7,365
4,000	@@	Tokyo Gas Co., Ltd.	20,070
496		UGI Corp.	11,537
			77,762
		Healthcare-Products: 0.6%
550	@	Cytyc Corp.	14,454
124		Dentsply International, Inc.	7,415
400	@	Henry Schein, Inc.	18,436
56	@,L	Hologic, Inc.	2,211
11	@,L	Idexx Laboratories, Inc.	841
3,650		Johnson & Johnson	219,803
30	L	Mentor Corp.	1,212
110	@	Osteotech, Inc.	495
150	@	Resmed, Inc.	6,819
336	@	Respironics, Inc.	11,431
180	@	Varian Medical Systems, Inc.	8,442
			291,559
		Healthcare-Services: 1.5%
2,660		Aetna, Inc.	102,304
1,780	@,@@	Capio AB	32,715
430	@	Community Health Systems, Inc.	16,211
1,030	@	Coventry Health Care, Inc.	53,818
300	@@	Fresenius Medical Care AG	33,761
480	@	Health Net, Inc.	20,650
160	@,L	Healthways, Inc.	8,502
940	@	Humana, Inc.	47,592
269	@,L	Odyssey HealthCare, Inc.	4,387
220	@	Pediatrix Medical Group, Inc.	10,162
310	@,L	Sierra Health Services	12,772
4,030		UnitedHealth Group, Inc.	177,159
210		Universal Health Services, Inc.	10,660
2,190	@	WellPoint, Inc.	156,760
			687,453
		Holding Companies-Diversified: 0.0%
130		Leucadia National Corp.	$8,325
			8,325
		Home Builders: 0.1%
30	@	Meritage Homes Corp.	1,608
30	@,L	NVR, Inc.	18,270
150		Thor Industries, Inc.	7,212
			27,090
		Home Furnishings: 0.1%
89	L	Ethan Allen Interiors, Inc.	3,387
350		Furniture Brands International, Inc.	7,532
400		Harman International Industries, Inc.	33,892
360	L	La-Z-Boy, Inc.	5,386
			50,197
		Household Products/Wares: 0.1%
410	L	American Greetings	9,221
350	L	Church & Dwight, Inc.	12,653
200	@@	Henkel KGaA	22,565
			44,439
		Housewares: 0.0%
189		Toro Co.	9,123
			9,123
		Insurance: 3.1%
2,300		Allstate Corp.	126,523
305		American Financial Group, Inc.	12,859
3,200		American International Group, Inc.	194,560
190	L	AmerUs Group Co.	11,047
17,000	@@	China Life Insurance Co., Ltd.	25,333
1,940		Chubb Corp.	98,028
200		Delphi Financial Group	10,574
80	@@	Everest Re Group Ltd.	7,148
294		Fidelity National Financial, Inc.	12,198
2,300		Genworth Financial, Inc.	77,027
210		Hanover Insurance Group, Inc.	9,944
1,300		Hartford Financial Services Group, Inc.	114,322
170		Infinity Property & Casualty Corp.	7,245
104		Landamerica Financial Group, Inc.	6,960
1,530		Lincoln National Corp.	85,955
2,650	L	Metlife, Inc.	136,396
500		MGIC Investment Corp.	32,935
167	@@	Muenchener Rueckversicherungs AG	22,634
320		Ohio Casualty Corp.	9,558
320		Old Republic International Corp.	6,838
235	@,L	Philadelphia Consolidated Holding Co.	7,790
380		PMI Group, Inc.	17,290
156		Presidential Life Corp.	3,902
1,600		Principal Financial Group	87,440
310		Protective Life Corp.	13,739
1,730		Prudential Financial, Inc.	131,740
1,700	@@	QBE Insurance Group Ltd.	27,570
290		Radian Group, Inc.	17,725
193	L	Selective Insurance Group	10,519
1,800	@@	Storebrand	19,480
552		WR Berkley Corp.	18,972
166		Zenith National Insurance Corp.	6,640
120	@,@@	Zurich Financial Services AG	27,216
			1,398,107

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION CONSERVATIVE FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Internet: 0.4%
1,900	@,L	Amazon.com, Inc.	$65,759
140	@	Checkfree Corp.	6,990
200	@,L	Google, Inc.	74,364
220	@,L	Infospace, Inc.	4,987
651	@,L	McAfee, Inc.	15,396
500	L	United Online, Inc.	5,960
260	@,L	Websense, Inc.	5,759
			179,215
		Investment Companies: 0.1%
200		iShares S&P SmallCap 600 Index Fund	12,466
250	L	Midcap SPDR Trust Series 1	35,043
			47,509
		Iron/Steel: 0.4%
4,300	@@	BlueScope Steel Ltd.	24,794
60	L	Carpenter Technology	6,708
70	L	Cleveland-Cliffs, Inc.	5,153
840	L	Nucor Corp.	88,427
110		Reliance Steel & Aluminum Co.	8,867
120	L	Ryerson Tull, Inc.	3,132
190	@,L	Steel Dynamics, Inc.	11,037
80	L	Steel Technologies, Inc.	1,501
5,000	@@	Sumitomo Metal Industries Ltd.	22,506
			172,125
		Leisure Time: 0.2%
602	@@	Carnival PLC	24,448
211	@,L	Multimedia Games, Inc.	2,365
23	L	Polaris Industries, Inc.	1,024
300	@@	Sankyo Co., Ltd.	19,845
900	@@	Yamaha Motor Co., Ltd.	24,279
			71,961
		Lodging: 0.0%
10	@,L	Aztar Corp.	519
			519
		Machinery-Construction & Mining: 0.2%
800		Caterpillar, Inc.	58,360
440		JLG Industries, Inc.	9,570
145		Joy Global, Inc.	7,792
			75,722
		Machinery-Diversified: 0.2%
207	L	Applied Industrial Technologies, Inc.	7,980
300	L	Cummins, Inc.	33,063
80	@,L	Gardner Denver, Inc.	6,037
300		Graco, Inc.	13,791
68		IDEX Corp.	3,288
100		Manitowoc Co.	4,599
180		Nordson Corp.	8,397
			77,155
		Media: 0.9%
2,600	@	Comcast Corp.	83,538
271	@@	Lagardere SCA	21,461
1,750		McGraw-Hill Cos., Inc.	90,300
1,800	@@	Mediaset S.p.A.	20,935
2,690		News Corp., Inc.	51,298
915	@	Viacom, Inc.	34,541
898	@@	Vivendi Universal SA	32,321
2,660		Walt Disney Co.	$81,130
10		Washington Post	8,109
			423,633
		Metal Fabricate/Hardware: 0.1%
30	L	AM Castle & Co.	831
330	L	Commercial Metals Co.	8,121
130		Kaydon Corp.	5,425
182		Precision Castparts Corp.	10,489
119	L	Quanex Corp.	4,679
110		Valmont Industries, Inc.	5,269
			34,814
		Mining: 0.2%
1,100		Alcoa, Inc.	34,892
2,337	@@	BHP Billiton Ltd.	50,950
500		Newmont Mining Corp.	26,075
			111,917
		Miscellaneous Manufacturing: 1.6%
950		3M Co.	79,477
220	L	Acuity Brands, Inc.	8,778
160	L	AO Smith Corp.	7,032
183		Aptargroup, Inc.	9,626
180	@,L	Ceradyne, Inc.	7,861
600	@	Cooper Industries Ltd.	53,436
230		Crane Co.	9,241
1,300		Danaher Corp.	83,343
190	@,L	EnPro Industries, Inc.	6,604
12,710		General Electric Co.	435,445
230		Myers Industries, Inc.	3,657
176		Teleflex, Inc.	10,796
			715,296
		Office Furnishings: 0.0%
338		Herman Miller, Inc.	9,876
400	@	Interface, Inc.	4,592
			14,468
		Oil & Gas: 4.1%
4,766		ChevronTexaco Corp.	284,959
305		Cimarex Energy Co.	12,371
3,760		ConocoPhillips	237,970
1,200	@@	ENI-Ente Nazionale Idrocarburi S.p.A.	36,270
220		ENSCO International, Inc.	10,998
700	@@	ERG S.p.A.	17,428
9,890		Exxon Mobil Corp.	602,400
204	L	Frontier Oil Corp.	11,424
218		Helmerich & Payne, Inc.	14,336
1,400		Marathon Oil Corp.	105,070
560		Noble Energy, Inc.	24,338
860	@@	Norsk Hydro ASA	24,270
1,400		Occidental Petroleum Corp.	138,726
200	@@,L	Petroleo Brasileiro SA ADR	17,370
250		Pogo Producing Co.	11,265
1,875	@@	Royal Dutch Shell PLC	64,708
740		Sunoco, Inc.	50,757
123	@	Swift Energy Co.	4,940
800	@@	Total SA	52,014
160	@,L	Unit Corp.	9,587
2,120		Valero Energy Corp.	130,062
			1,861,263

See Accompanying Notes to Financial Statements

Ing STRATEGIC ALLOCATION CONSERVATIVE FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Oil & Gas Services: 0.7%
392	@,L	Cameron International Corp.	$18,385
1,700		Halliburton Co.	126,803
160	@,L	Helix Energy Solutions	5,674
160	@	Maverick Tube Corp.	7,712
500	@,@@	Petroleum Geo-Services ASA	31,956
1,400		Schlumberger Ltd.	91,798
100	@,L	Seacor Smit, Inc.	8,150
220	L	Tidewater, Inc.	11,158
			301,636
		Packaging & Containers: 0.0%
150		Sonoco Products Co.	4,752
			4,752
		Pharmaceuticals: 2.1%
1,830		Abbott Laboratories	78,141
240	L	Alpharma, Inc.	5,621
1,260	L	AmerisourceBergen Corp.	54,923
880	@	Express Scripts, Inc.	64,486
2,400	@@	GlaxoSmithKline PLC	66,414
930	@	Hospira, Inc.	41,673
1,430	@	King Pharmaceuticals, Inc.	25,425
320	L	Medicis Pharmaceutical	9,542
5,870		Merck & Co., Inc.	195,412
200	@,@@	Merck KGaA	20,451
120		Omnicare, Inc.	5,563
8,910		Pfizer, Inc.	210,811
360	@@	Roche Holding AG	56,253
600	@@	Takeda Chemical Industries Ltd.	39,021
290	@	Theragenics Corp.	983
1,700		Wyeth	77,758
			952,477
		Pipelines: 0.0%
160		Questar Corp.	11,790
			11,790
		Real Estate: 0.1%
2,000	@@	Cheung Kong Holdings Ltd.	21,586
700	@@	Leopalace21 Corp.	21,214
			42,800
		Real Estate Investment Trusts: 0.1%
190		Developers Diversified Realty Corp.	9,719
75	L	Essex Property Trust, Inc.	7,988
100	L	Kilroy Realty Corp.	6,633
90		Macerich Co.	6,202
90	L	New Century Financial Corp.	4,191
			34,733
		Retail: 3.8%
310	@,L	99 Cents Only Stores	3,466
127		Abercrombie & Fitch Co.	7,347
175	L	Advance Auto Parts	6,671
300	@,L	Aeropostale, Inc.	7,422
481		American Eagle Outfitters	15,705
300	@	AnnTaylor Stores Corp.	11,538
269		Barnes & Noble, Inc.	10,270
1,795	L	Best Buy Co., Inc.	95,135
350		Brinker International, Inc.	12,845
115		Brown Shoe Co., Inc.	4,046
246	@,L	Chico’s FAS, Inc.	7,373
123	@,L	Childrens Place	7,155
230	L	Christopher & Banks Corp.	$6,196
880	L	Circuit City Stores, Inc.	26,444
384		Claire’s Stores, Inc.	10,433
2,000		Costco Wholesale Corp.	105,860
800		Darden Restaurants, Inc.	28,328
450	@,L	Dollar Tree Stores, Inc.	11,894
400	@@	Don Quijote Co., Ltd.	29,543
280	@,L	Dress Barn, Inc.	6,549
120		Group 1 Automotive, Inc.	7,292
2,540		Home Depot, Inc.	96,825
120		IHOP Corp.	5,762
120	@,L	Jack in the Box, Inc.	4,999
1,260	L	JC Penney Co., Inc.	76,558
400	@	Kohl’s Corp.	21,476
150		Landry’s Restaurants, Inc.	4,592
2,100		Limited Brands	57,036
940		Lowe’s Cos., Inc.	58,543
4,310		McDonald’s Corp.	142,963
263		Men’s Wearhouse, Inc.	8,908
143	L	Michaels Stores, Inc.	5,558
210		MSC Industrial Direct Co.	9,708
1,200		Nordstrom, Inc.	44,196
400	@	O’Reilly Automotive, Inc.	12,676
1,700	@	Office Depot, Inc.	70,669
155	@,L	Panera Bread Co.	10,038
110	@,L	Papa John’s International, Inc.	3,461
384	@,L	Payless Shoesource, Inc.	10,245
140	L	Petsmart, Inc.	3,735
103	@@	Pinault-Printemps-Redoute	12,813
490		Ross Stores, Inc.	13,843
500	@,L	Sears Holding Corp.	75,935
151	@,L	Select Comfort Corp.	4,947
158	@,L	Sonic Corp.	3,451
3,740		Staples, Inc.	87,853
3,180	@,L	Starbucks Corp.	113,367
2,000	@@	Takashimaya Co., Ltd.	26,933
1,040		Target Corp.	50,877
2,700		TJX Cos., Inc.	64,017
157	@,L	Too, Inc.	6,437
100	@,L	Tractor Supply Co.	5,561
3,000		Wal-Mart Stores, Inc.	145,350
700	L	Wendy’s International, Inc.	42,196
110	L	Williams-Sonoma, Inc.	3,977
			1,727,017
		Savings & Loans: 0.1%
200	L	Bankunited Financial Corp.	6,204
720	L	First Niagara Financial Group, Inc.	10,145
100	@,L	FirstFed Financial Corp.	5,784
440		Washington Federal, Inc.	10,094
			32,227
		Semiconductors: 1.2%
2,700	@	Advanced Micro Devices, Inc.	83,403
2,200	@	Altera Corp.	43,032
290	@	Exar Corp.	3,828
2,400	@	Freescale Semiconductor, Inc.	74,904
7,130		Intel Corp.	128,483
491	@,L	Lam Research Corp.	21,992
2,300	@	LSI Logic Corp.	22,379
550	@,L	MEMC Electronic Materials, Inc.	19,261
480	@,L	Micrel, Inc.	5,405
299		Microchip Technology, Inc.	10,256
4,100		Micron Technology, Inc.	67,896

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION CONSERVATIVE FUND	Portfolio Of Investments AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Semiconductors (continued)
2,030		National Semiconductor Corp.	$52,130
220	@,L	Pericom Semiconductor Corp.	1,914
1,000	@	QLogic Corp.	17,880
210	@,L	Silicon Laboratories, Inc.	8,192
85	@,L	Varian Semiconductor Equipment Associates, Inc.	2,631
			563,586
		Software: 1.0%
112	@,L	Advent Software, Inc.	3,675
122	@,L	Ansys, Inc.	6,154
1,230	@	BMC Software, Inc.	24,785
100	@,L	Cerner Corp.	3,798
2,240	@	Compuware Corp.	16,486
380	@,L	CSG Systems International	8,846
87	@	D&B Corp.	6,340
310		Global Payments, Inc.	14,440
259	@	Hyperion Solutions Corp.	7,436
10,890		Microsoft Corp.	246,659
370		MoneyGram International, Inc.	12,943
160	@,L	MRO Software, Inc.	3,357
200	@@	Nomura Research Institute Ltd.	23,854
4,600	@	Oracle Corp.	65,412
194	@	SPSS, Inc.	7,178
495	@,L	Sybase, Inc.	10,083
260	@	Transaction Systems Architects, Inc.	10,156
			471,602
		Telecommunications: 2.6%
1,662	@,@@	Alcatel SA	22,128
5,700	L	AT&T, Inc.	148,542
6,400		BellSouth Corp.	216,128
13,910	@	Cisco Systems, Inc.	273,749
30		Commonwealth Telephone Enterprises, Inc.	992
2,900	@@	Deutsche Telekom AG	47,205
936	@@	Elisa Corp.	18,307
498		Harris Corp.	20,279
7,700		Motorola, Inc.	162,393
5	@@	Nippon Telegraph & Telephone Corp.	24,842
500	@@	Orascom Telecom Holding SAE GDR	23,250
1,990		QUALCOMM, Inc.	89,968
1,023	@,@@	Tandberg Television ASA	18,641
10,000	@@	Telefonaktiebolaget LM Ericsson	32,050
700	@@	Telekomunikasi Indonesia Tbk PT ADR	21,602
100		Telephone & Data Systems, Inc.	3,898
120	@	Tollgrade Communications, Inc.	1,154
15,400	@@	Vodafone Group PLC	35,475
			1,160,603
		Textiles: 0.0%
40	@	Mohawk Industries, Inc.	2,948
			2,948
		Toys/Games/Hobbies: 0.0%
200	@,L	Jakks Pacific, Inc.	3,898
100	@	Lenox Group, Inc.	1,016
			4,914
		Transportation: 0.8%
200	L	Arkansas Best Corp.	$8,242
280		CH Robinson Worldwide, Inc.	12,331
1,200	@@	Deutsche Post AG	32,490
5	@@	East Japan Railway Co.	35,921
120	@	EGL, Inc.	5,408
200		Expeditors International Washington, Inc.	19,690
420	L	Heartland Express, Inc.	7,081
4,000	@@,L	Kawasaki Kisen Kaisha Ltd.	25,177
80	@,L	Kirby Corp.	6,010
90	L	Landstar System, Inc.	3,977
1,863		Norfolk Southern Corp.	98,292
182		Overseas Shipholding Group	9,346
1,340		United Parcel Service, Inc.	107,937
			371,902
		Water: 0.1%
589	@@	Veolia Environnement	32,892
			32,892
		Total Common Stock (Cost $17,506,620)	20,194,731
PREFERRED STOCK: 0.5%
		Banks: 0.3%
11		DG Funding Trust	117,734
			117,734
		Diversified Financial Services: 0.0%
1,100	C	National Rural Utilities Cooperative Finance Corp.	23,727
			23,727
		Insurance: 0.2%
1,000	@@	Aegon NV	25,200
2,725	C	Metlife, Inc.	66,790
			91,990
		Total Preferred Stock (Cost $240,638)	233,451

See Accompanying Notes to Financial Statements

Ing STRATEGIC ALLOCATION CONSERVATIVE FUND	Portfolio Of Investments AS OF MAY 31, 2006 (CONTINUED)

Principal Amount			Value
CORPORATE BONDS/NOTES: 9.6%
		Banks: 3.2%
$70,000	@@,L	Australia & New Zealand Banking Group Ltd., 5.400%, due 10/29/49	$60,866
37,000	@@,#	Banco Santander Chile SA, 5.633%, due 12/09/09	37,157
28,000	@@	Banco Santander Chile SA, 7.375%, due 07/18/12	30,056
30,000	@@	Bank of Ireland, 5.180%, due 12/29/49	26,420
30,000	@@	Bank of Nova Scotia, 5.125%, due 08/21/85	25,410
10,000	@@	Bank of Scotland, 4.813%, due 11/30/49	8,675
16,000		BankAmerica Capital II, 8.000%, due 12/15/26	16,798
10,000	@@	Barclays Bank PLC, 4.938%, due 12/31/49	8,907
29,000	@@,X	Barclays Bank PLC, 6.278%, due 12/15/49	25,848
40,000	@@	BNP Paribas, 5.185%, due 09/29/49	34,617
18,000		Chase Capital I, 7.670%, due 12/01/26	18,816
36,000	@@,#	Chuo Mitsui Trust & Banking Co., Ltd., 5.506%, due 04/15/49	33,757
23,000	@@	Corp. Andina de Fomento CAF, 5.125%, due 05/05/15	21,527
20,000	@@,#	Danske Bank A/S, 5.914%, due 12/29/49	19,710
30,000	@@	Den Norske Bank ASA, 5.125%, due 08/29/49	25,200
44,000	#	Dresdner Funding Trust I, 8.151%, due 06/30/31	49,884
79,000	@@,#	HBOS PLC, 5.375%, due 11/29/49	75,267
90,000	@@	HSBC Bank PLC, 4.788%, due 06/29/49	76,275
50,000	@@	HSBC Bank PLC, 5.000%, due 06/29/49	43,375
60,000	@@	Lloyds TSB Bank PLC, 5.080%, due 08/29/49	51,930
10,000	@@	Lloyds TSB Bank PLC, 5.438%, due 11/29/49	8,859
69,000		M&I Capital Trust A, 7.650%, due 12/01/26	72,054
38,000		Mellon Capital I, 7.720%, due 12/01/26	39,778
25,000	@@	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	26,449
40,000	@@	National Australia Bank Ltd., 5.400%, due 10/29/49	34,676
10,000	@@	National Westminster Bank PLC, 5.375%, due 11/29/49	8,501
19,000	#	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	17,722
36,000	@@,#	Resona Bank Ltd., 5.850%, due 09/29/49	34,366
100,000	@@	Royal Bank of Scotland Group PLC, 4.875%, due 12/29/49	86,635
$30,000	@@	Societe Generale, 5.395%, due 11/29/49	$26,105
10,000	@@	Standard Chartered PLC, 4.900%, due 01/29/49	8,350
70,000	@@	Standard Chartered PLC, 5.438%, due 07/29/49	58,275
110,000	@@	Standard Chartered PLC, 5.550%, due 11/29/49	93,088
35,000	@@	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	36,502
82,000		Wachovia Capital Trust III, 5.800%, due 12/31/49	79,773
30,000	@@	Westpac Banking Corp., 5.275%, due 09/30/49	25,632
25,000	@@,#	Westpac Capital Trust IV, 5.256%, due 12/29/49	23,307
66,000	@@,#	Woori Bank, 6.125%, due 05/03/16	65,575
			1,436,142
		Beverages: 0.2%
45,000	@@	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	50,175
26,000	@@	Diageo Capital PLC, 5.170%, due 04/20/07	26,026
			76,201
		Chemicals: 0.1%
9,000	@@,#	Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	9,034
10,000	X	Stauffer Chemical, 5.940%, due 04/15/10	7,995
10,000	X	Stauffer Chemical, 6.330%, due 04/15/18	4,828
30,000	X	Stauffer Chemical, 8.570%, due 04/15/17	15,419
			37,276
		Commercial Services: 0.2%
100,000	X	Tulane University of Louisiana, 5.970%, due 11/15/12	100,375
			100,375
		Diversified Financial Services: 2.6%
75,938	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	74,989
68,000	@@,#	BTM Curacao Holdings NV, 4.760%, due 07/21/15	65,336
41,000		Citigroup Capital II, 7.750%, due 12/01/36	42,701
72,000	#	Corestates Capital Trust I, 8.000%, due 12/15/26	75,420
80,000		Countrywide Financial Corp., 5.100%, due 12/19/07	80,080
70,000		Countrywide Financial Corp., 5.188%, due 04/11/07	70,069
20,000	@@	Financiere CSFB NV, 5.125%, due 03/29/49	16,600
34,000		Fund American Cos., Inc., 5.875%, due 05/15/13	33,047
47,000	#	HVB Funding Trust III, 9.000%, due 10/22/31	58,634

See Accompanying Notes to Financial Statements

Ing STRATEGIC ALLOCATION CONSERVATIVE FUND	Portfolio Of Investments AS OF MAY 31, 2006 (CONTINUED)

Principal Amount			Value
		Diversified Financial Services (continued)
$18,000		International Lease Finance Corp., 5.000%, due 04/15/10	$17,564
37,000		JPM Capital Trust I, 7.540%, due 01/15/27	38,649
44,000	L	JPM Capital Trust II, 7.950%, due 02/01/27	46,253
73,000	#	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	69,987
120,000		Merrill Lynch & Co., Inc., 5.238%, due 08/24/07	120,063
30,000	@@	Paribas, 5.063%, due 12/31/49	26,333
25,500	@@	Petroleum Export Ltd., 4.623%, due 06/15/10	25,003
33,423	@@,#	Petroleum Export Ltd/Cayman SPV, 5.265%, due 06/15/11	32,560
84,344	@@,#	PF Export Receivables Master Trust, 6.436%, due 06/01/15	81,962
100,000	@@,#,X	Prefered Term Services, 5.410%, due 03/23/35	100,250
280,696	#	Toll Road Investment, 18.620%, due 02/15/45	33,764
46,000	@@	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	48,815
			1,158,079
		Electric: 0.7%
30,000		DTE Energy Co., 6.450%, due 06/01/06	30,001
58,000	@@,L	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	64,678
45,000		Entergy Gulf States, Inc., 5.120%, due 08/01/10	43,155
15,000		FirstEnergy Corp., 6.450%, due 11/15/11	15,339
78,000	#	Orcal Geothermal, 6.210%, due 12/30/20	76,291
30,000	#	Power Contract Financing LLC, 6.256%, due 02/01/10	30,089
11,745		PPL Montana LLC, 8.903%, due 07/02/20	12,911
55,000		Southern Co. CAP Trust I, 8.190%, due 02/01/37	57,883
			330,347
		Foreign Government Bonds: 0.4%
200,000	@@,X	KAUP BANK, 6.600%, due 12/28/15	186,035
			186,035
		Healthcare-Services: 0.1%
29,000		WellPoint, Inc., 5.250%, due 01/15/16	27,376
			27,376
		Insurance: 0.2%
81,000	#	Zurich Capital Trust I, 8.376%, due 06/01/37	86,180
			86,180
		Media: 0.2%
23,000	L	Comcast Corp., 5.650%, due 06/15/35	19,500
$26,000	#	Viacom, Inc., 5.750%, due 04/30/11	$25,664
64,000	#	Viacom, Inc., 6.250%, due 04/30/16	62,493
			107,657
		Oil & Gas: 0.4%
36,000		Amerada Hess Corp., 7.300%, due 08/15/31	38,491
36,000	@@,#	Empresa Nacional de Petroleo ENAP, 4.875%, due 03/15/14	33,224
8,000	@@,#	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	8,298
18,000	@@,#	Pemex Project Funding Master Trust, 6.625%, due 06/15/35	16,358
68,000	@@,#	Pemex Project Funding Master Trust, 6.629%, due 06/15/10	69,802
37,000	@@,#	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, due 09/30/20	34,846
			201,019
		Pipelines: 0.3%
109,000	#,I,X	Cameron Highway Oil Pipeline, 5.860%, due 12/15/17	103,659
39,000		Kinder Morgan Finance Co. ULC, 5.350%, due 01/05/11	36,719
			140,378
		Real Estate: 0.1%
50,000		EOP Operating LP, 7.750%, due 11/15/07	51,474
			51,474
		Real Estate Investment Trusts: 0.4%
12,000		Liberty Property LP, 6.375%, due 08/15/12	12,245
39,000		Liberty Property LP, 7.750%, due 04/15/09	40,935
37,000		Simon Property Group LP, 4.875%, due 03/18/10	35,832
69,000		Simon Property Group LP, 6.375%, due 11/15/07	69,646
			158,658
		Retail: 0.1%
49,000		May Department Stores Co., 3.950%, due 07/15/07	47,925
			47,925
		Savings & Loans: 0.1%
37,000		Great Western Financial, 8.206%, due 02/01/27	38,980
			38,980
		Telecommunications: 0.3%
11,000		AT&T Corp., 8.000%, due 11/15/31	12,711
39,000		BellSouth Corp., 4.200%, due 09/15/09	37,263
14,000		Embarq Corp., 7.082%, due 06/01/16	14,042
94,000		Verizon Global Funding Corp., 5.850%, due 09/15/35	81,479
			145,495
		Total Corporate Bonds/Notes (Cost $4,430,113)	4,329,597

See Accompanying Notes to Financial Statements

Ing STRATEGIC ALLOCATION CONSERVATIVE FUND	Portfolio Of Investments AS OF MAY 31, 2006 (CONTINUED)

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 14.2%
		Federal Government Loan Mortgage Corporation: 0.7%
$26,000	W	5.500%, due 06/17/18	$25,594
170,000	W	5.500%, due 06/15/34	163,838
34,841		6.000%, due 12/01/28	34,616
82,596		7.000%, due 11/01/31	84,815
			308,863
		Federal Home Loan Mortgage Corporation: 3.9%
100,000		4.000%, due 08/17/07	98,464
195,300	S	4.500%, due 12/15/16	190,548
200,000	L	4.875%, due 02/17/09	197,909
127,945	S	5.000%, due 08/15/16	124,107
150,000	S	5.000%, due 05/15/20	142,300
100,000		5.125%, due 04/18/08	99,684
200,000		5.250%, due 04/18/16	196,839
348,663	S	5.500%, due 11/15/18	347,584
75,000		5.875%, due 03/21/11	76,018
175,301	S	6.000%, due 01/15/29	175,512
122,711	S	6.000%, due 04/25/31	123,216
			1,772,181
		Federal National Mortgage Association: 9.3%
185,000		3.875%, due 07/15/08	179,774
63,000	W	4.500%, due 06/15/19	59,633
24,000	W	4.500%, due 06/15/35	21,817
180,000	L	4.625%, due 10/15/13	171,690
88,000		4.750%, due 08/10/07	87,420
84,993		4.804%, due 08/01/35	82,404
60,000	W	5.000%, due 06/19/21	57,956
1,948,000	W	5.000%, due 08/15/34	1,825,642
181,000		5.250%, due 08/01/12	177,843
118,526	S	5.500%, due 02/01/18	116,789
96,074	S	5.500%, due 11/01/33	92,940
488,000	W	5.500%, due 06/15/35	470,005
14,000	W	6.000%, due 06/01/16	14,088
134,938	S	6.000%, due 08/01/16	135,900
37,082		6.000%, due 10/01/18	37,345
479,000	W	6.000%, due 06/15/34	473,162
92,000		6.625%, due 11/15/10	96,563
41,473		7.000%, due 02/01/31	42,597
16,851		7.000%, due 03/01/32	17,299
3,969		7.000%, due 08/01/35	4,068
9,866		7.500%, due 11/01/30	10,243
7,400		7.500%, due 09/01/31	7,679
			4,182,857
		Government National Mortgage Association: 0.3%
14,458		6.500%, due 02/15/26	14,758
21,726		6.500%, due 02/15/29	22,184
28,600		6.500%, due 01/15/32	29,150
47,851		7.000%, due 02/15/28	49,478
32,373		7.500%, due 12/15/23	33,905
			149,475
		Total U.S. Government Agency Obligations (Cost $6,520,097)	6,413,376

U.S. TREASURY OBLIGATIONS: 12.0%
		U.S. Treasury Bond: 5.5%
$1,452,000	L	5.125%, due 05/15/16	$1,453,588
519,000	L	5.375%, due 02/15/31	525,082
211,000	L	6.000%, due 02/15/26	227,550
241,000	L	6.250%, due 08/15/23	264,855
			2,471,075
		U.S. Treasury Note: 6.5%
128,000		4.875%, due 05/31/08	127,650
126,000	L	4.875%, due 05/15/09	125,508
2,692,000		4.875%, due 05/31/11	2,674,320
			2,927,478
		Total U.S. Treasury Obligations (Cost $5,441,987)	5,398,553

ASSET-BACKED SECURITIES: 1.3%
		Automobile Asset-Backed Securities: 0.4%
49,000		Capital Auto Receivables Asset Trust, 5.030%, due 10/15/09	48,666
20,000		Capital One Prime Auto Receivables Trust, 5.010%, due 11/15/11	19,760
9,000		Carmax Auto Owner Trust, 4.210%, due 01/15/10	8,857
4,771		Household Automotive Trust, 2.310%, due 04/17/08	4,762
7,000		Nissan Auto Receivables Owner Trust, 4.190%, due 07/15/09	6,891
9,000		Nissan Auto Receivables Owner Trust, 4.740%, due 09/15/09	8,912
90,833	S	USAA Auto Owner Trust, 2.040%, due 02/16/10	90,175
17,000		USAA Auto Owner Trust, 5.010%, due 09/15/10	16,900
			204,923
		Credit Card Asset-Backed Securities: 0.5%
45,000		Bank One Issuance Trust, 4.540%, due 09/15/10	44,252
43,000		Capital One Master Trust, 4.900%, due 03/15/10	42,812
125,000	S	Chemical Master Credit Card Trust 1, 7.090%, due 02/15/09	125,156
			212,220
		Home Equity Asset-Backed Securities: 0.1%
32,000	+	Renaissance Home Equity Loan Trust, 5.608%, due 05/25/36	31,810
			31,810
		Other Asset-Backed Securities: 0.3%
12,689		Chase Funding Mortgage Loan, 2.734%, due 09/25/24	12,641
76,000		Chase Funding Mortgage Loan, 4.045%, due 05/25/33	74,554

See Accompanying Notes to Financial Statements

Ing STRATEGIC ALLOCATION CONSERVATIVE FUND	Portfolio Of Investments AS OF MAY 31, 2006 (CONTINUED)

Principal Amount			Value
		Other Asset-Backed Securities (continued)
$3,000		Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	$2,950
25,000	+	Credit-Based Asset Servicing and Securitization, 5.501%, due 12/25/36	24,992
25,000	+	Merrill Lynch Mortgage Investors, Inc., 5.609%, due 03/25/37	24,871
2,000		Popular ABS Mortgage Pass-Through Trust, 4.596%, due 11/25/35	1,967
			141,975
		Total Asset-Backed Securities (Cost $601,084)	590,928

COLLATERALIZED MORTGAGE OBLIGATIONS: 12.8%
		Commercial Mortgage-Backed Securities: 2.6%
12,000		Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	11,398
10,000		Banc of America Commercial Mortgage, Inc., 4.611%, due 07/10/43	9,679
10,000		Banc of America Commercial Mortgage, Inc., 4.764%, due 07/10/45	9,686
44,000		Banc of America Commercial Mortgage, Inc., 4.877%, due 11/10/42	42,966
409,000	S	CS First Boston Mortgage Securities Corp., 3.861%, due 03/15/36	396,580
31,000		CS First Boston Mortgage Securities Corp., 7.544%, due 04/15/62	33,311
170,000	S	DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	172,438
405,000	S	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	423,206
4,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	3,834
22,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.449%, due 01/12/38	20,972
10,000		LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	9,548
15,000		LB-UBS Commercial Mortgage Trust, 4.201%, due 12/15/29	14,369
30,000		Morgan Stanley Capital I, 4.827%, due 06/12/47	28,748
			1,176,735
		Whole Loan Collateral CMO: 10.1%
38,308		Banc of America Mortgage Securities, 5.250%, due 11/25/19	37,219
220,652	S	Countrywide Alternative Loan Trust, 5.408%, due 10/25/35	214,792
168,950	S	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	166,765
$978		Countrywide Alternative Loan Trust, 6.000%, due 05/25/36	$970
70,430		GMAC Mortgage Corp. Loan Trust, 4.598%, due 10/19/33	69,202
25,912	#	GSMPS Mortgage Loan Trust, 5.431%, due 01/25/35	26,027
945,857	X	Master Asset Securitization Trust, 5.441%, due 07/25/35	944,380
103,069	S	MASTR Alternative Loans Trust, 5.500%, due 01/25/20	101,536
350,992	S	MASTR Asset Securitization Trust, 5.500%, due 06/25/33	335,856
983,884	S	Residential Accredit Loans, Inc., 5.411%, due 02/25/49	985,594
990,771		Residential Accredit Loans, Inc., 5.501%, due 02/25/49	995,312
51,103		Thornburg Mortgage Securities Trust, 5.451%, due 09/25/34	51,294
133,247	S	Wamu Alternative Mortgage Pass-Through Certs, 5.750%, due 02/25/36	131,647
337,044	S	Washington Mutual, Inc., 5.627%, due 01/25/36	330,485
171,604	S	Wells Fargo Mortgage Backed Securities Trust, 5.388%, due 08/25/35	166,736
			4,557,815
		Whole Loan Collateral Support CMO: 0.1%
40,449		Banc of America Mortgage Securities, 5.500%, due 11/25/33	39,183
			39,183
		Total Collateral Mortgage Obligations (Cost $5,870,513)	5,773,733

MUNICIPAL BONDS: 0.3%
		Municipal: 0.3%
10,000		City of New York NY, 5.000%, due 04/01/35	10,192
85,000		Michigan Tobacco Settlement Finance Authority, 7.309%, due 06/01/34	85,524
20,000		Sales Tax Asset Receivables Corp., 4.060%, due 10/15/10	18,888
15,000		Sales Tax Asset Receivables Corp., 4.660%, due 10/15/14	13,963
		Total Municipal Bonds (Cost $130,226)	128,567
		Total Long-Term Investments (Cost $40,741,278)	43,062,936

See Accompanying Notes to Financial Statements

Ing STRATEGIC ALLOCATION CONSERVATIVE FUND	Portfolio Of Investments AS OF MAY 31, 2006 (CONTINUED)

Principal Amount				Value
SHORT-TERM INVESTMENTS: 25.8%
		Repurchase Agreement: 11.0%
$4,929,000	S	Morgan Stanley Repurchase Agreement dated, 05/31/06, 5.020%, due 06/01/06, $4,929,687 to be received upon repurchase (Collateralized by $4,625,000 Federal National Mortgage Association, 6.250%, Market Value plus accrued interest $5,042,535, due 05/15/29)		$4,929,000
		Total Repurchase Agreement (Cost $4,929,000)		4,929,000
		Securities Lending CollateralCC: 14.8%
6,681,660		The Bank of New York Institutional Cash Reserves Fund		6,681,660
		Total Securities Lending Collateral (Cost $6,681,660)		6,681,660
		Total Short-Term Investments (Cost $11,610,660)		11,610,660
		Total Investments in Securities (Cost $52,351,938)*	121.3%	$54,673,596
		Other Assets and Liabilities-Net	(21.3)	(9,605,381)
		Net Assets	100.0%	$45,068,215

@                                    Non-income producing security

@@                        Foreign Issuer

ADR                     American Depositary Receipt

GDR                       Global Depositary Receipt

+                                         Step-up basis bonds. Interest rates shown reflect current coupon rates.

#                                         Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C                                        Bond may be called prior to maturity date.

cc                                    Securities purchased with cash collateral for securities loaned.

W                                   When-issued or delayed delivery security.

S                                         Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

I                                            Illiquid Security.

L                                         Loaned security, a portion or all of the security is on loan at May 31, 2006.

X                                       Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors.

*                                         Cost for federal income tax purposes is $52,814,011.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,533,538
Gross Unrealized Depreciation	(673,953)
Net Unrealized Appreciation	$1,859,585

Information concerning open futures contracts at May 31, 2006 is shown below:

Long Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain (Loss)
90 Day Eurodollar Future	15	$3,546,563	09/18/2006	$(11,247)
U.S. 2 Year Note Future	20	4,064,375	09/29/2006	(6,616)
U.S. 5 Year Note Future	7	725,266	09/29/2006	(2,894)
U.S. Long Bond Future	1	106,219	09/20/2006	27
		$8,442,423		$(20,730)

Short Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain (Loss)
90 Day Eurodollar Future	15	$(3,547,875)	03/19/2007	$13,697
U.S. 10 Year Note Furure	12	(1,259,063)	09/20/2006	7,440
		$(4,806,938)		$21,137

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2005

Shares			Value
COMMON STOCK: 82.5%
		Aerospace/Defense: 1.9%
750	@,L	Armor Holdings, Inc.	$42,840
8,000		Boeing Co.	666,000
3,780	@@	European Aeronautic Defense and Space Co.	135,100
5,350		Lockheed Martin Corp.	387,822
7,344		Raytheon Co.	336,722
1,025	@	Teledyne Technologies, Inc.	35,106
4,300		United Technologies Corp.	268,836
			1,872,426
		Agriculture: 1.4%
8,800		Altria Group, Inc.	636,680
9,300		Archer-Daniels-Midland Co.	386,601
7,215	@@	British American Tobacco PLC	180,521
53	@@	Japan Tobacco, Inc.	190,036
			1,393,838
		Airlines: 0.4%
21,968	@,@@	British Airways PLC	140,257
1,523	@,L	Mesa Air Group, Inc.	14,590
1,665	L	Skywest, Inc.	38,678
15,100		Southwest Airlines Co.	243,110
			436,635
		Apparel: 0.5%
8,200	@	Coach, Inc.	238,456
950	@	Gymboree Corp.	33,621
997	L	K-Swiss, Inc.	26,301
900	L	Kellwood Co.	28,071
2,300		Liz Claiborne, Inc.	88,941
250		Phillips-Van Heusen	8,863
1,330	L	Polo Ralph Lauren Corp.	75,145
1,000	@,L	Skechers USA, Inc.	26,860
			526,258
		Auto Manufacturers: 0.4%
3,263	@@	DaimlerChrysler AG	171,919
1,300	@	Navistar International Corp.	34,554
1,800		Oshkosh Truck Corp.	95,130
2,700	@@	Volvo AB	132,596
			434,199
		Auto Parts & Equipment: 0.3%
2,600		ArvinMeritor, Inc.	43,602
3,700	@@	NOK Corp.	113,920
9,200	@@	Sumitomo Rubber Industries, Inc.	116,696
			274,218
		Banks: 6.3%
30,536	@@,L	Banca Intesa S.p.A.	177,753
20,100		Bank of America Corp.	972,840
3,900	@@	Bank of Ireland	69,801
4,800	@@	Bank of Ireland	84,128
8,400		BB&T Corp.	349,188
2,600	@@	BNP Paribas	243,152
3,600		Colonial BancGroup, Inc.	95,976
4,500	@@	Commerzbank AG	169,634
12,000	@@	DBS Group Holdings Ltd.	132,366
1,551	@,@@	Deutsche Bank AG	178,659
568		East-West Bancorp, Inc.	22,692
400	L	First Midwest Bancorp, Inc.	14,064
1,960	L	Fremont General Corp.	39,651
2,000		Greater Bay Bancorp	$59,620
15,100	@@	HBOS PLC	258,432
3,200	@@,L	ICICI Bank Ltd. ADR	85,120
2,000	@@	KBC Bancassurance Holding	215,491
16	@@	Mitsubishi Tokyo Financial Group, Inc.	220,705
24	@@	Mizuho Financial Group, Inc.	195,970
7,900	@@	National Australia Bank Ltd.	210,220
9,300		National City Corp.	342,984
1,300	@@	OTP Bank Rt GDR	87,490
2,900		Republic Bancorp, Inc.	31,523
8,908	@@	Royal Bank of Scotland Group PLC	287,585
700		South Financial Group, Inc.	19,425
1,900	L	Sterling Bancshares, Inc.	32,471
13,000	@@	Sumitomo Trust & Banking Co., Ltd.	125,560
1,700	L	Susquehanna Bancshares, Inc.	38,828
2,810	@@	UBS AG	319,360
7,400		US BanCorp.	228,438
6,900		Wachovia Corp.	369,150
7,200		Wells Fargo & Co.	477,864
1,540		Whitney Holding Corp.	55,656
			6,211,796
		Beverages: 1.9%
18,350		Coca-Cola Co.	807,951
100	@,L	Hansen Natural Corp.	18,487
2,900		Pepsi Bottling Group, Inc.	90,886
14,300		PepsiCo, Inc.	864,578
7,577	@@	SABMiller PLC	141,747
			1,923,649
		Biotechnology: 0.4%
5,100	@	Amgen, Inc.	344,709
2,040	@	Regeneron Pharmaceuticals, Inc.	26,398
			371,107
		Building Materials: 0.3%
5,694	@@	Italcementi S.p.A.	138,675
500		Lennox International, Inc.	14,230
990		Martin Marietta Materials, Inc.	90,595
600	@,L	NCI Building Systems, Inc.	36,384
1,100	L	Simpson Manufacturing Co., Inc.	38,159
			318,043
		Chemicals: 1.5%
1,900		Airgas, Inc.	72,751
3,950		Dow Chemical Co.	157,487
3,900		EI Du Pont de Nemours & Co.	165,867
700	L	HB Fuller Co.	33,775
468		Lubrizol Corp.	18,917
1,721		Lyondell Chemical Co.	41,648
2,800		Olin Corp.	49,588
450		Penford Corp.	6,197
3,000	@,L	PolyOne Corp.	28,350
3,500		PPG Industries, Inc.	225,190
3,100		Rohm & Haas Co.	156,271
2,300		Sherwin-Williams Co.	111,251
20,000	@@	Sumitomo Chemical Co., Ltd.	173,093
1,300	@@	Umicore	188,468
2,600		Valspar Corp.	71,552
			1,500,405

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Coal: 0.1%
2,160		Peabody Energy Corp.	$134,654
			134,654
		Commercial Services 1.2%
840		Administaff, Inc.	32,281
3,000	@,L	Apollo Group, Inc.	156,930
2,300	@,L	Career Education Corp.	74,957
800	L	Central Parking Corp.	11,448
486	@	Consolidated Graphics, Inc.	24,757
900		Corporate Executive Board Co.	91,548
260		CPI Corp.	6,828
1,558	@,L	Education Management Corp.	66,916
2,750		Equifax, Inc.	99,220
600	@,L	Live Nation, Inc.	13,680
1,800		Manpower, Inc.	118,494
6,100		McKesson Corp.	301,950
1,100	@,L	Parexel International Corp.	31,570
31,900	@@	Rentokil Initial PLC	86,625
2,520	@	Spherion Corp.	21,067
500		Startek, Inc.	7,540
461	@,L	Vertrue, Inc.	17,956
			1,163,767
		Computers: 3.0%
3,700	@	Apple Computer, Inc.	221,149
300	@,L	CACI International, Inc.	18,276
2,193	@,L	Cadence Design Systems, Inc.	39,562
3,600	@	Ceridian Corp.	87,588
1,095	@	Cognizant Technology Solutions Corp.	64,605
10,050	@	Dell, Inc.	255,069
1,500	@,L	DST Systems, Inc.	88,200
240		Factset Research Systems, Inc.	10,778
24,700		Hewlett-Packard Co.	799,786
12,600		International Business Machines Corp.	1,006,740
980	@,L	Komag, Inc.	40,699
300	@,L	Kronos, Inc.	12,000
1,107	@,L	Micros Systems, Inc.	45,553
806		MTS Systems Corp.	33,651
1,860		Reynolds & Reynolds Co.	52,099
1,050	@,L	Synaptics, Inc.	24,864
3,853	@@	Tietoenator OYJ	109,789
1,794	@,L	Western Digital Corp.	36,508
			2,946,916
		Cosmetics/Personal Care: 1.7%
7,000		Colgate-Palmolive Co.	422,380
23,300		Procter & Gamble Co.	1,264,025
			1,686,405
		Distribution/Wholesale: 0.3%
1,712	@,L	Brightpoint, Inc.	36,603
924	L	Building Materials Holding Corp.	26,352
399		Pool Corp.	17,233
14,000	@@	Sumitomo Corp.	183,744
900	L	United Stationers, Inc.	41,778
			305,710
		Diversified Financial Services: 6.2%
5,100		American Express Co.	277,236
3,100	@,L	AmeriCredit Corp.	90,024
4,500		Capital One Financial Corp.	372,465
18,800		Charles Schwab Corp.	$313,208
21,600		Citigroup, Inc.	1,064,880
4,100		Fannie Mae	203,975
3,100		Franklin Resources, Inc.	278,845
4,300		Goldman Sachs Group, Inc.	649,085
22,000	@@	Hong Kong Exchanges and Clearing Ltd.	147,622
430	@	Investment Technology Group, Inc.	20,339
14,900		JPMorgan Chase & Co.	635,336
20	@@	Kenedix, Inc.	98,521
6,600		Lehman Brothers Holdings, Inc.	439,626
3,900		Merrill Lynch & Co., Inc.	282,399
10,600		Morgan Stanley	631,972
11,000	@@	Nippon Shinpan Co., Ltd.	92,837
610	@,L	Portfolio Recovery Associates, Inc.	30,055
2,400		Raymond James Financial, Inc.	70,344
570	@@	SFCG Co., Ltd.	125,243
2,200		The Bear Stearns Cos., Inc.	294,250
937	@,L	TradeStation Group, Inc.	13,034
800	@,L	World Acceptance, Corp.	25,736
			6,157,032
		Electric: 2.2%
4,100		Alliant Energy Corp.	141,040
6,900		Duke Energy Corp.	194,718
7,700		FirstEnergy Corp.	403,634
6,000	@@	Fortum OYJ	149,729
1,500		MDU Resources Group, Inc.	53,220
3,600		OGE Energy Corp.	112,068
10,600		PPL Corp.	315,562
2,000	@@	RWE AG	171,481
1,410		SCANA Corp.	53,749
8,900		TXU Corp.	509,970
1,430		Wisconsin Energy Corp.	57,014
			2,162,185
		Electrical Components & Equipment: 0.2%
344		Belden Cdt, Inc.	10,950
500	@	Energizer Holdings, Inc.	26,130
10,000	@@	Sumitomo Electric Industries Ltd.	144,348
			181,428
		Electronics: 1.0%
7,800	@	Agilent Technologies, Inc.	272,142
700		Amphenol Corp.	38,885
3,900		Applera Corp.-Applied Biosystems Group	115,440
2,764	@	Arrow Electronics, Inc.	89,830
400	L	Brady Corp.	15,924
1,028	@,L	Coherent, Inc.	33,852
940	@,L	Cymer, Inc.	43,607
601	@,L	Flir Systems, Inc.	15,344
3,700	@@	Hoya Corp.	142,382
260	@,L	Itron, Inc.	15,548
850	L	Park Electrochemical Corp.	27,005
640	@,L	Planar Systems, Inc.	8,563
1,400	@,L	Plexus Corp.	55,062
18,400	@,L	Solectron Corp.	65,504
444	@,L	Trimble Navigation Ltd.	20,397
			959,485

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Engineering & Construction: 0.5%
2,400	@@	Bouygues	$130,853
900	@,L	EMCOR Group, Inc.	43,281
500	@	Jacobs Engineering Group, Inc.	39,015
26,000	@@	Taisei Corp.	99,462
430	@,L	URS Corp.	18,228
1,300	@@,L	Vinci SA	119,833
			450,672
		Entertainment: 0.2%
2,500		GTECH Holdings Corp.	86,375
3,951	@@	OPAP SA	134,486
			220,861
		Environmental Control: 0.1%
2,540		Republic Services, Inc.	103,632
400	@	Waste Connections, Inc.	15,380
			119,012
		Food: 1.0%
1,160	L	American Italian Pasta Co.	8,503
939	L	Corn Products International, Inc.	25,053
630	L	Flowers Foods, Inc.	18,314
6,165		General Mills, Inc.	319,902
2,085		Hormel Foods Corp.	74,872
782		J&J Snack Foods Corp.	25,298
1,538	@	Performance Food Group Co.	50,123
37,020	@@	Tesco PLC	222,127
9,985	@@	Unilever PLC	223,623
			967,815
		Forest Products & Paper: 0.2%
2,300		Louisiana-Pacific Corp.	55,798
2,400		Temple-Inland, Inc.	103,224
			159,022
		Gas: 0.5%
30,700	@@	Centrica PLC	160,320
1,742		Energen Corp.	59,019
2,400	L	Southern Union Co.	58,920
26,000	@@	Tokyo Gas Co., Ltd.	130,454
2,552		UGI Corp.	59,360
			468,073
		Healthcare-Products: 1.2%
3,100	@	Cytyc Corp.	81,468
734		Dentsply International, Inc.	43,893
2,000	@	Henry Schein, Inc.	92,180
438	@	Hologic, Inc.	17,297
319	@,L	Idexx Laboratories, Inc.	24,381
12,650		Johnson & Johnson	761,783
400	L	Mentor Corp.	16,156
770	@	Osteotech, Inc.	3,465
770	@	Resmed, Inc.	35,004
1,850	@	Respironics, Inc.	62,937
1,150	@	Varian Medical Systems, Inc.	53,935
			1,192,499
		Healthcare-Services: 2.7%
9,300		Aetna, Inc.	357,678
9,920	@,@@	Capio AB	182,323
2,500	@	Community Health Systems, Inc.	94,250
3,350	@	Coventry Health Care, Inc.	175,038
1,600	@@	Fresenius Medical Care AG	$180,059
2,630	@	Health Net, Inc.	113,143
1,000	@,L	Healthways, Inc.	53,140
3,300	@	Humana, Inc.	167,079
1,682	@,L	Odyssey HealthCare, Inc.	27,433
1,200	@,L	Pediatrix Medical Group, Inc.	55,428
1,410	@,L	Sierra Health Services	58,092
14,099		UnitedHealth Group, Inc.	619,792
1,600		Universal Health Services, Inc.	81,216
7,600	@	WellPoint, Inc.	544,008
			2,708,679
		Holding Companies-Diversified: 0.0%
700		Leucadia National Corp.	44,828
			44,828
		Home Builders: 0.1%
100	@,L	Meritage Homes Corp.	5,359
95	@,L	NVR, Inc.	57,855
1,100		Thor Industries, Inc.	52,888
			116,102
		Home Furnishings: 0.2%
300	L	Ethan Allen Interiors, Inc.	11,418
1,830	L	Furniture Brands International, Inc.	39,382
1,400		Harman International Industries, Inc.	118,622
1,810	L	La-Z-Boy, Inc.	27,078
			196,500
		Household Products/Wares: 0.2%
2,100		American Greetings	47,229
1,800	L	Church & Dwight, Inc.	65,070
1,100	@@	Henkel KGaA	124,109
			236,408
		Housewares: 0.1%
1,115		Toro Co.	53,821
			53,821
		Insurance: 5.6%
8,100		Allstate Corp.	445,581
1,545		American Financial Group, Inc.	65,137
11,000		American International Group, Inc.	668,800
1,110	L	AmerUs Group Co.	64,535
101,000	@@	China Life Insurance Co., Ltd.	150,510
6,600		Chubb Corp.	333,498
760		Delphi Financial Group	40,181
475	@@	Everest Re Group Ltd.	42,441
1,397		Fidelity National Financial, Inc.	57,962
7,800		Genworth Financial, Inc.	261,222
1,600		Hanover Insurance Group, Inc.	75,760
4,400		Hartford Financial Services Group, Inc.	386,936
810		Infinity Property & Casualty Corp.	34,522
543		Landamerica Financial Group, Inc.	36,338
5,200		Lincoln National Corp.	292,136
9,500	L	Metlife, Inc.	488,965
1,900		MGIC Investment Corp.	125,153

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Insurance (continued)
1,001	@@	Muenchener Rueckversicherungs AG	$135,669
2,200		Ohio Casualty Corp.	65,714
1,811		Old Republic International Corp.	38,701
1,505	@,L	Philadelphia Consolidated Holding Co.	49,891
2,100		PMI Group, Inc.	95,550
734		Presidential Life Corp.	18,357
5,400		Principal Financial Group	295,110
1,800		Protective Life Corp.	79,776
6,128		Prudential Financial, Inc.	466,647
10,200	@@	QBE Insurance Group Ltd.	165,417
1,750		Radian Group, Inc.	106,960
830	L	Selective Insurance Group	45,235
10,600	@@	Storebrand	114,716
3,415		WR Berkley Corp.	117,374
1,098		Zenith National Insurance Corp.	43,920
690	@,@@	Zurich Financial Services AG	156,490
			5,565,204
		Internet: 0.8%
6,500	@,L	Amazon.com, Inc.	224,965
780	@,L	Checkfree Corp.	38,945
900	@,L	Google, Inc.	334,638
1,130	@,L	Infospace, Inc.	25,617
3,850	@	McAfee, Inc.	91,053
2,600	L	United Online, Inc.	30,992
1,600	@,L	Websense, Inc.	35,440
			781,650
		Investment Companies: 0.1%
800		iShares S&P SmallCap 600 Index Fund	49,864
300		Midcap SPDR Trust Series 1	42,051
			91,915
		Iron/Steel: 0.8%
24,800	@@	BlueScope Steel Ltd.	142,996
130		Carpenter Technology	14,534
450	L	Cleveland-Cliffs, Inc.	33,129
2,900	L	Nucor Corp.	305,283
660		Reliance Steel & Aluminum Co.	53,203
900	L	Ryerson Tull, Inc.	23,490
1,100	L	Steel Dynamics, Inc.	63,899
460	L	Steel Technologies, Inc.	8,630
28,000	@@	Sumitomo Metal Industries Ltd.	126,034
			771,198
		Leisure Time: 0.4%
3,596	@@	Carnival PLC	146,041
1,105	@,L	Multimedia Games, Inc.	12,387
297	L	Polaris Industries, Inc.	13,225
1,900	@@	Sankyo Co. Ltd	125,684
5,400	@@	Yamaha Motor Co., Ltd.	145,676
			443,013
		Lodging: 0.0%
220	@	Aztar Corp.	11,409
			11,409
		Machinery-Construction & Mining: 0.3%
2,900		Caterpillar, Inc.	211,555
2,380		JLG Industries, Inc.	$51,765
1,020		Joy Global, Inc.	54,815
			318,135
		Machinery-Diversified: 0.4%
840		Applied Industrial Technologies, Inc.	32,382
1,000	L	Cummins, Inc.	110,210
300	@,L	Gardner Denver, Inc.	22,638
1,800		Graco, Inc.	82,746
429		IDEX Corp.	20,742
600		Manitowoc Co.	27,594
1,160		Nordson Corp.	54,114
			350,426
		Media: 1.7%
9,100	@	Comcast Corp.	292,383
1,651	@@	Lagardere SCA	130,748
6,200		McGraw-Hill Cos., Inc.	319,920
10,700	@@	Mediaset S.p.A.	124,448
9,600		News Corp., Inc.	183,072
3,075	@	Viacom, Inc.	116,081
5,394	@@	Vivendi Universal SA	194,140
9,200		Walt Disney Co.	280,600
20		Washington Post	16,218
			1,657,610
		Metal Fabricate/Hardware: 0.2%
390	L	AM Castle & Co.	10,803
2,144	L	Commercial Metals Co.	52,764
930		Kaydon Corp.	38,809
1,090		Precision Castparts Corp.	62,817
950	L	Quanex Corp.	37,354
590		Valmont Industries, Inc.	28,261
			230,808
		Mining: 0.4%
3,700		Alcoa, Inc.	117,364
13,622	@@	BHP Billiton Ltd.	296,979
200		Newmont Mining Corp.	10,430
			424,773
		Miscellaneous Manufacturing: 2.7%
3,300		3M Co.	276,078
1,130		Acuity Brands, Inc.	45,087
730	L	AO Smith Corp.	32,084
836		Aptargroup, Inc.	43,974
800	@,L	Ceradyne, Inc.	34,936
2,000	@	Cooper Industries Ltd.	178,120
1,600		Crane Co.	64,288
4,700		Danaher Corp.	301,317
850	@,L	EnPro Industries, Inc.	29,546
45,050		General Electric Co.	1,543,413
1,200		Myers Industries, Inc.	19,080
1,114		Teleflex, Inc.	68,333
			2,636,256
		Office Furnishings: 0.1%
2,203		Herman Miller, Inc.	64,372
2,000	@	Interface, Inc.	22,960
			87,332
		Oil & Gas: 7.3%
16,261		ChevronTexaco Corp.	972,245

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Oil & Gas (continued)
1,640		Cimarex Energy Co.	$66,518
13,000		ConocoPhillips	822,770
7,100	@@	ENI-Ente Nazionale Idrocarburi S.p.A.	214,599
1,300		ENSCO International, Inc.	64,987
4,300	@@	ERG S.p.A.	107,060
34,450		Exxon Mobil Corp.	2,098,350
1,097		Frontier Oil Corp.	61,432
1,260		Helmerich & Payne, Inc.	82,858
5,000		Marathon Oil Corp.	375,250
3,090		Noble Energy, Inc.	134,291
5,060	@@	Norsk Hydro ASA	142,800
4,800		Occidental Petroleum Corp.	475,632
1,000	@@,L	Petroleo Brasileiro SA ADR	86,850
1,540		Pogo Producing Co.	69,392
10,928	@@	Royal Dutch Shell PLC	377,135
2,800		Sunoco, Inc.	192,052
912	@,L	Swift Energy Co.	36,626
4,700	@@	Total SA	305,581
1,030	@	Unit Corp.	61,718
7,300		Valero Energy Corp.	447,855
			7,196,001
		Oil & Gas Services: 1.3%
2,340	@,L,X	Cameron International Corp.	109,746
6,100		Halliburton Co.	454,999
710	@,L	Helix Energy Solutions	25,177
1,000	@	Maverick Tube Corp.	48,200
3,000	@,@@	Petroleum Geo-Services ASA	191,736
4,800		Schlumberger Ltd.	314,736
600	@,L	Seacor Smit, Inc.	48,900
1,530	L	Tidewater, Inc.	77,602
			1,271,096
		Packaging & Containers: 0.0%
700		Sonoco Products Co.	22,176
			22,176
		Pharmaceuticals: 3.9%
6,400		Abbott Laboratories	273,280
1,560		Alpharma, Inc.	36,535
4,300	L	AmerisourceBergen Corp.	187,437
3,100	@	Express Scripts, Inc.	227,168
13,900	@@	GlaxoSmithKline PLC	384,646
3,300	@	Hospira, Inc.	147,873
5,500	@	King Pharmaceuticals, Inc.	97,790
2,000	L	Medicis Pharmaceutical	59,640
20,900		Merck & Co., Inc.	695,761
1,200	@,@@	Merck KGaA	122,706
1,020		Omnicare, Inc.	47,287
31,400		Pfizer, Inc.	742,924
2,110	@@	Roche Holding AG	329,706
3,500	@@	Takeda Chemical Industries Ltd.	227,621
1,420	@	Theragenics Corp.	4,814
5,600		Wyeth	256,144
			3,841,332
		Pipelines: 0.1%
1,070		Questar Corp.	78,848
			78,848
		Real Estate: 0.3%
12,000	@@	Cheung Kong Holdings Ltd.	$129,516
4,100	@@	Leopalace21 Corp.	124,250
			253,766
		Real Estate Investment Trusts: 0.2%
885		Developers Diversified Realty Corp.	45,268
230	L	Essex Property Trust, Inc.	24,495
290	L	Kilroy Realty Corp.	19,236
600		Macerich Co.	41,346
470	L	New Century Financial Corp.	21,888
			152,233
		Retail: 6.8%
1,800	@,L	99 Cents Only Stores	20,124
695		Abercrombie & Fitch Co.	40,206
870	L	Advance Auto Parts	33,164
1,800	@,L	Aeropostale, Inc.	44,532
2,565		American Eagle Outfitters	83,747
1,740	@	AnnTaylor Stores Corp.	66,920
1,350		Barnes & Noble, Inc.	51,543
6,275	L	Best Buy Co., Inc.	332,575
2,000		Brinker International, Inc.	73,400
905		Brown Shoe Co., Inc.	31,838
1,345	@,L	Chico’s FAS, Inc.	40,310
627	@,L	Childrens Place	36,473
1,220	L	Christopher & Banks Corp.	32,867
3,200	L	Circuit City Stores, Inc.	96,160
2,305		Claire’s Stores, Inc.	62,627
6,900		Costco Wholesale Corp.	365,217
2,800		Darden Restaurants, Inc.	99,148
2,600	@,L	Dollar Tree Stores, Inc.	68,718
2,100	@@	Don Quijote Co., Ltd.	155,100
1,460	@,L	Dress Barn, Inc.	34,149
600		Group 1 Automotive, Inc.	36,462
8,850		Home Depot, Inc.	337,362
600		IHOP Corp.	28,812
940	@,L	Jack in the Box, Inc.	39,160
4,500	L	JC Penney Co., Inc.	273,420
700	L	Landry’s Restaurants, Inc.	21,427
7,400		Limited Brands	200,984
3,400		Lowe’s Cos., Inc.	211,752
14,750		McDonald’s Corp.	489,258
1,277		Men’s Wearhouse, Inc.	43,252
1,060	L	Michaels Stores, Inc.	41,202
1,500		MSC Industrial Direct Co.	69,345
4,300		Nordstrom, Inc.	158,369
2,340	@	O’Reilly Automotive, Inc.	74,155
6,100	@	Office Depot, Inc.	253,577
690	@,L	Panera Bread Co.	44,684
902	@,L	Papa John’s International, Inc.	28,377
2,380	@,L	Payless Shoesource, Inc.	63,498
1,000		Petsmart, Inc.	26,680
867	@@	Pinault-Printemps-Redoute	107,856
2,930		Ross Stores, Inc.	82,773
2,000	@,L	Sears Holding Corp.	303,740
960	@,L	Select Comfort Corp.	31,450
761	@,L	Sonic Corp.	16,620
12,200		Staples, Inc.	286,578
10,900	@,L	Starbucks Corp.	388,585
9,000	@@	Takashimaya Co., Ltd.	121,200
3,450		Target Corp.	168,774
9,700		TJX Cos., Inc.	229,987
923	@,L	Too, Inc.	37,843
220	@,L	Tractor Supply Co.	12,234

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Retail (continued)
10,550		Wal-Mart Stores, Inc.	$511,148
2,300		Wendy’s International, Inc.	138,644
800	L	Williams-Sonoma, Inc.	28,920
			6,676,946
		Savings & Loans: 0.2%
1,073	L	Bankunited Financial Corp.	33,284
4,200	L	First Niagara Financial Group, Inc.	59,178
580	L	FirstFed Financial Corp.	33,547
2,800		Washington Federal, Inc.	64,232
			190,241
		Semiconductors: 2.2%
9,200	@	Advanced Micro Devices, Inc.	284,188
7,800	@	Altera Corp.	152,568
1,480	@	Exar Corp.	19,536
8,500	@	Freescale Semiconductor, Inc.	265,285
24,950		Intel Corp.	449,599
2,590	@,L	Lam Research Corp.	116,006
7,900	@	LSI Logic Corp.	76,867
3,130	@,L	MEMC Electronic Materials, Inc.	109,613
2,620	@,L	Micrel, Inc.	29,501
1,740		Microchip Technology, Inc.	59,682
14,500	@	Micron Technology, Inc.	240,120
7,000		National Semiconductor Corp.	179,760
1,130	@,L	Pericom Semiconductor Corp.	9,831
3,400	@	QLogic Corp.	60,792
1,500	@	Silicon Laboratories, Inc.	58,515
470	@,L	Varian Semiconductor Equipment Associates, Inc.	14,547
			2,126,410
		Software: 1.9%
712	@,L	Advent Software, Inc.	23,361
935	@,L	Ansys, Inc.	47,161
4,500	@	BMC Software, Inc.	90,675
622	@,L	Cerner Corp.	23,624
8,700	@	Compuware Corp.	64,032
2,000	@,L	CSG Systems International	46,560
556	@	D&B Corp.	40,516
1,430		Global Payments, Inc.	66,609
1,527	@	Hyperion Solutions Corp.	43,840
38,400		Microsoft Corp.	869,760
2,400		MoneyGram International, Inc.	83,952
1,000	@,L	MRO Software, Inc.	20,980
1,000	@@	Nomura Research Institute Ltd.	119,268
16,100	@	Oracle Corp.	228,942
816	@	SPSS, Inc.	30,192
2,990	@,L	Sybase, Inc.	60,906
1,300	@	Transaction Systems Architects, Inc.	50,778
			1,911,156
		Telecommunications: 4.7%
9,489	@,@@	Alcatel SA	126,340
20,100	L	AT&T, Inc.	523,806
22,300		BellSouth Corp.	753,071
48,850	@	Cisco Systems, Inc.	961,368
275		Commonwealth Telephone Enterprises, Inc.	9,089
16,800	@@	Deutsche Telekom AG	273,462
5,418	@@	Elisa Corp.	105,972
2,612		Harris Corp.	$106,361
26,450		Motorola, Inc.	557,831
27	@@	Nippon Telegraph & Telephone Corp.	134,145
2,700	@@	Orascom Telecom Holding SAE GDR	125,548
7,050		QUALCOMM, Inc.	318,731
5,467	@,@@	Tandberg Television ASA	99,619
59,000	@@	Telefonaktiebolaget LM Ericsson	189,093
3,900	@@	Telekomunikasi Indonesia Tbk PT ADR	120,354
320		Telephone & Data Systems, Inc.	12,474
600	@	Tollgrade Communications, Inc.	5,772
89,900	@@	Vodafone Group PLC	207,089
			4,630,125
		Textiles: 0.0%
400	@	Mohawk Industries, Inc.	29,480
			29,480
		Toys/Games/Hobbies: 0.0%
1,130	@,L	Jakks Pacific, Inc.	22,024
600	@	Lenox Group, Inc.	6,096
			28,120
		Transportation: 1.7%
840	L	Arkansas Best Corp.	34,616
1,380		CH Robinson Worldwide, Inc.	60,775
7,000	@@	Deutsche Post AG	189,524
31	@@	East Japan Railway Co.	222,712
900	@	EGL, Inc.	40,563
970		Expeditors International Washington, Inc.	95,497
2,133	L	Heartland Express, Inc.	35,962
22,000	@@	Kawasaki Kisen Kaisha Ltd.	138,473
300	@,L	Kirby Corp.	22,539
497	L	Landstar System, Inc.	21,962
6,519		Norfolk Southern Corp.	343,942
1,085		Overseas Shipholding Group	55,715
4,700		United Parcel Service, Inc.	378,585
			1,640,865
		Water: 0.2%
3,381	@@	Veolia Environnement	188,805
			188,805
		Total Common Stock (Cost $71,047,647)	81,501,777

PREFERRED STOCK: 0.1%
		Banks: 0.1%
5		DG Funding Trust	53,516
			53,516
		Diversified Financial Services: 0.0%
450	C	National Rural Utilities Cooperative Finance Corp.	9,707
			9,707
		Insurance: 0.0%
472	@@	Aegon NV	11,894
1,675	C	Metlife, Inc.	41,054
			52,948
		Total Preferred Stock (Cost $120,182)	116,171

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2005 (CONTINUED)

Principal Amount			Value
CORPORATE BONDS/NOTES: 2.1%
		Banks: 0.7%
$40,000	@@,L	Australia & New Zealand Banking Group Ltd., 5.400%, due 10/29/49	$34,780
19,000	@@,#	Banco Santander Chile SA, 5.633%, due 12/09/09	19,081
14,000	@@	Banco Santander Chile SA, 7.375%, due 07/18/12	15,028
20,000	@@	Bank of Ireland, 5.180%, due 12/29/49	17,614
10,000	@@	Bank of Nova Scotia, 5.125%, due 08/21/85	8,470
10,000	@@	Bank of Scotland, 4.813%, due 11/30/49	8,675
10,000		BankAmerica Capital II, 8.000%, due 12/15/26	10,499
10,000	@@	Barclays Bank PLC, 4.938%, due 12/31/49	8,907
10,000	@@,X	Barclays Bank PLC, 6.278%, due 12/15/49	8,913
20,000	@@	BNP Paribas, 5.185%, due 09/29/49	17,309
8,000		Chase Capital I, 7.670%, due 12/01/26	8,363
18,000	@@,#	Chuo Mitsui Trust & Banking Co., Ltd./The, 5.506%, due 04/15/49	16,878
12,000	@@	Corp. Andina de Fomento CAF, 5.125%, due 05/05/15	11,231
10,000	@@,#	Danske Bank A/S, 5.914%, due 12/29/49	9,855
10,000	@@	Den Norske Bank ASA, 5.125%, due 08/29/49	8,400
24,000	#	Dresdner Funding Trust I, 8.151%, due 06/30/31	27,209
40,000	@@,#	HBOS PLC, 5.375%, due 11/29/49	38,110
40,000	@@	HSBC Bank PLC, 4.788%, due 06/29/49	33,900
20,000	@@	HSBC Bank PLC, 5.000%, due 06/29/49	17,350
20,000	@@	Lloyds TSB Bank PLC, 5.080%, due 08/29/49	17,310
37,000		M&I Capital Trust A, 7.650%, due 12/01/26	38,637
17,000		Mellon Capital I, 7.720%, due 12/01/26	17,796
15,000	@@	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	15,869
20,000	@@	National Australia Bank Ltd., 5.400%, due 10/29/49	17,338
10,000	#	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	9,327
18,000	@@,#	Resona Bank Ltd., 5.850%, due 09/29/49	17,183
40,000	@@	Royal Bank of Scotland Group PLC, 4.875%, due 12/29/49	34,654
10,000	@@	Societe Generale, 5.395%, due 11/29/49	8,702
30,000	@@	Standard Chartered PLC, 5.438%, due 07/29/49	24,975
50,000	@@	Standard Chartered PLC, 5.550%, due 11/29/49	42,313
$15,000	@@	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	$15,644
41,000		Wachovia Capital Trust III, 5.800%, due 12/31/49	39,887
20,000	@@	Westpac Banking Corp., 5.275%, due 09/30/49	17,088
13,000	@@,#	Westpac Capital Trust IV, 5.256%, due 12/29/49	12,120
28,000	@@,#	Woori Bank, 6.125%, due 05/03/16	27,820
			677,235
		Beverages: 0.0%
23,000	@@	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	25,645
12,000	@@	Diageo Capital PLC, 5.170%, due 04/20/07	12,012
			37,657
		Chemicals: 0.0%
5,000	@@,#	Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	5,019
10,000	X	Stauffer Chemical, 5.940%, due 04/15/10	7,995
20,000	X	Stauffer Chemical, 6.330%, due 04/15/18	9,655
			22,669
		Commercial Services: 0.1%
100,000	X	Tulane University of Louisiana, 5.970%, due 11/15/12	100,375
			100,375
		Diversified Financial Services: 0.5%
25,015	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	24,702
18,000		Citigroup Capital II, 7.750%, due 12/01/36	18,747
26,000	#	Corestates Capital Trust I, 8.000%, due 12/15/26	27,235
50,000		Countrywide Financial Corp., 5.100%, due 12/19/07	50,050
50,000		Countrywide Financial Corp., 5.188%, due 04/11/07	50,049
10,000	@@	Financiere CSFB NV, 5.125%, due 03/29/49	8,300
17,000		Fund American Cos., Inc., 5.875%, due 05/15/13	16,523
25,000	#	HVB Funding Trust III, 9.000%, due 10/22/31	31,188
9,000		International Lease Finance Corp., 5.000%, due 04/15/10	8,782
16,000		JPM Capital Trust I, 7.540%, due 01/15/27	16,713
17,000	L	JPM Capital Trust II, 7.950%, due 02/01/27	17,871
37,000	#	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	35,473
70,000		Merrill Lynch & Co., Inc., 5.238%, due 08/24/07	70,037
15,000	@@	Paribas, 5.063%, due 12/31/49	13,166
11,333	@@	Petroleum Export Ltd., 4.623%, due 06/15/10	11,113

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2005 (CONTINUED)

Principal Amount			Value
		Diversified Financial Services (continued)
$20,644	@@,#	Petroleum Export Ltd/Cayman SPV, 5.265%, due 06/15/11	$20,111
38,813	@@,#	PF Export Receivables Master Trust, 6.436%, due 06/01/15	37,717
93,565	#	Toll Road Investment, 18.620%, due 02/15/45	11,255
22,000	@@	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	23,346
			492,378
		Electric: 0.2%
10,000		DTE Energy Co., 6.450%, due 06/01/06	10,000
30,000	@@,L	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	33,454
22,000		Entergy Gulf States, Inc., 5.120%, due 08/01/10	21,098
6,000		FirstEnergy Corp., 6.450%, due 11/15/11	6,136
46,000	#	Orcal Geothermal, 6.210%, due 12/30/20	44,992
12,000	#	Power Contract Financing LLC, 6.256%, due 02/01/10	12,036
4,698		PPL Montana LLC, 8.903%, due 07/02/20	5,164
26,000		Southern Co. CAP Trust I, 8.190%, due 02/01/37	27,363
			160,243
		Foreign Government Bonds: 0.1%
100,000	@@,X	KAUP BANK, 6.600%, due 12/28/15	93,018
			93,018
		Healthcare-Services: 0.0%
13,000		WellPoint, Inc., 5.250%, due 01/15/16	12,272
			12,272
		Insurance: 0.0%
41,000	#	Zurich Capital Trust I, 8.376%, due 06/01/37	43,622
			43,622
		Media: 0.1%
12,000	L	Comcast Corp., 5.650%, due 06/15/35	10,174
14,000	#	Viacom, Inc., 5.750%, due 04/30/11	13,819
34,000	#	Viacom, Inc., 6.250%, due 04/30/16	33,200
			57,193
		Oil & Gas: 0.1%
15,000		Amerada Hess Corp., 7.300%, due 08/15/31	16,038
18,000	@@,#	Empresa Nacional de Petroleo ENAP, 4.875%, due 03/15/14	16,612
4,000	@@,#	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	4,149
10,000	@@,#	Pemex Project Funding Master Trust, 6.625%, due 06/15/35	9,088
30,000	@@,#	Pemex Project Funding Master Trust, 6.629%, due 06/15/10	30,795
$19,000	@@,#	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, due 09/30/20	$17,894
			94,576
		Pipelines: 0.1%
65,000	#, I	Cameron Highway Oil Pipeline, 5.860%, due 12/15/17	61,815
18,000		Kinder Morgan Finance Co. ULC, 5.350%, due 01/05/11	16,947
			78,762
		Real Estate: 0.0%
25,000		EOP Operating LP, 7.750%, due 11/15/07	25,737
			25,737
		Real Estate Investment Trusts: 0.1%
6,000		Liberty Property LP, 6.375%, due 08/15/12	6,123
20,000		Liberty Property LP, 7.750%, due 04/15/09	20,992
19,000		Simon Property Group LP, 4.875%, due 03/18/10	18,400
35,000		Simon Property Group LP, 6.375%, due 11/15/07	35,328
			80,843
		Retail: 0.0%
25,000		May Department Stores Co., 3.950%, due 07/15/07	24,451
			24,451
		Savings & Loans: 0.0%
14,000		Great Western Financial, 8.206%, due 02/01/27	14,749
			14,749
		Telecommunications: 0.1%
4,000		AT&T Corp., 8.000%, due 11/15/31	4,622
20,000		BellSouth Corp., 4.200%, due 09/15/09	19,109
6,000		Embarq Corp., 7.082%, due 06/01/16	6,018
40,000		Verizon Global Funding Corp., 5.850%, due 09/15/35	34,672
			64,421
		Total Corporate Bonds/Notes (Cost $2,125,343)	2,080,201

U.S. GOVERNMENT AGENCY OBLIGATIONS: 2.6%

		Federal Government Loan Mortgage Corporation: 0.1%
17,000	W	6.000%, due 06/15/34	16,809
63,963		6.500%, due 01/01/24	64,936
			81,745
		Federal Home Loan Mortgage Corporation: 0.7%
47,000		4.000%, due 08/17/07	46,278
57,986		4.500%, due 12/15/16	56,575
100,000	L	4.875%, due 02/17/09	98,955

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2005 (CONTINUED)

Principal Amount			Value
		Federal Home Loan Mortgage Corporation (continued)
$73,924		5.000%, due 08/15/16	$71,707
73,000		5.000%, due 05/15/20	69,252
169,146		5.500%, due 11/15/18	168,622
65,903		6.000%, due 01/15/29	65,982
46,996		6.000%, due 04/25/31	47,189
35,000		5.875%, due 03/21/11	35,475
			660,035
		Federal National Mortgage Association: 1.8%
79,000		3.875%, due 07/15/08	76,768
221,000	W	4.500%, due 06/15/19	209,190
100,000	W	4.500%, due 06/15/35	90,906
79,000	L	4.625%, due 10/15/13	75,353
46,000		4.750%, due 08/10/07	45,697
28,649		4.804%, due 08/01/35	27,777
250,000	W	5.000%, due 06/19/21	241,485
329,000	W	5.000%, due 08/15/34	308,335
78,000		5.250%, due 08/01/12	76,639
42,871		5.500%, due 02/01/18	42,243
66,000	W	5.500%, due 06/15/19	65,010
67,817		5.500%, due 11/01/33	65,604
80,000	W	5.500%, due 06/15/35	77,050
29,000	W	6.000%, due 06/01/16	29,181
48,439		6.000%, due 08/01/16	48,785
29,386		6.000%, due 07/01/17	29,595
39,000	W	6.000%, due 06/15/34	38,525
34,000	W	6.500%, due 06/15/32	34,308
16,814		6.500%, due 12/01/33	16,999
43,000		6.625%, due 11/15/10	45,133
102,159		7.000%, due 12/01/27	104,973
11,672		7.000%, due 04/01/32	11,980
1,587		7.000%, due 08/01/35	1,627
			1,763,163
		Government National Mortgage Association: 0.0%
10,157		6.500%, due 01/15/29	10,371
41,626		7.000%, due 02/15/28	43,042
			53,413
		Total U.S. Government Agency Obligations (Cost $2,596,454)	2,558,356

U.S. TREASURY OBLIGATIONS: 3.8%
		U.S. Treasury Bond: 0.9%
68,000	L	5.125%, due 05/15/16	68,074
646,000	L	5.375%, due 02/15/31	653,537
80,000	L	6.000%, due 02/15/26	86,275
104,000	L	6.250%, due 08/15/23	114,294
			922,180
		U.S. Treasury Note: 2.9%
390,000	L	4.875%, due 05/15/09	388,477
2,463,000		4.875%, due 05/31/11	2,446,821
77,000		5.320%, due 05/15/16	45,965
			2,881,263
		Total U.S. Treasury Obligations (Cost $3,823,805)	3,803,443

ASSET-BACKED SECURITIES: 0.3%
		Automobile Asset-Backed Securities: 0.1%
$33,000		Capital One Prime Auto Receivables Trust, 5.010%, due 11/15/11	$32,604
30,000		Carmax Auto Owner Trust, 4.210%, due 01/15/10	29,523
15,693		Honda Auto Receivables Owner Trust, 2.790%, due 03/16/09	15,424
24,000		Nissan Auto Receivables Owner Trust, 4.190%, due 07/15/09	23,625
4,000		Nissan Auto Receivables Owner Trust, 4.740%, due 09/15/09	3,961
30,520		USAA Auto Owner Trust, 2.040%, due 02/16/10	30,299
			135,436
		Credit Card Asset-Backed Securities: 0.1%
15,000		Bank One Issuance Trust, 4.540%, due 09/15/10	14,751
15,000		Capital One Master Trust, 4.900%, due 03/15/10	14,934
60,000		Chemical Master Credit Card Trust 1, 7.090%, due 02/15/09	60,075
16,000		Citibank Credit Card Issuance Trust, 5.650%, due 06/16/08	16,011
			105,771
		Other Asset-Backed Securities: 0.1%
3,076		Chase Funding Mortgage Loan, 2.734%, due 09/25/24	3,065
18,000		Chase Funding Mortgage Loan, 4.045%, due 05/25/33	17,658
12,000		Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	11,798
25,000	+	Merrill Lynch Mortgage Investors, Inc., 5.609%, due 03/25/37	24,871
9,000		Popular ABS Mortgage Pass-Through Trust, 4.596%, due 11/25/35	8,852
			66,244
		Total Asset-Backed Securities (Cost $313,117)	307,451

COLLATERALIZED MORTGAGE OBLIGATIONS: 2.4%
		Commercial Mortgage-Backed Securities: 0.6%
16,000		Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	15,197
19,000		Banc of America Commercial Mortgage, Inc., 4.611%, due 07/10/43	18,390
11,000		Banc of America Commercial Mortgage, Inc., 4.764%, due 07/10/45	10,655

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2005 (CONTINUED)

Principal Amount				Value
		Commercial Mortgage-Backed Securities (continued)
$19,000		Banc of America Commercial Mortgage, Inc., 4.877%, due 11/10/42		$18,553
37,000		Bear Stearns Commercial Mortgage Securities, 3.880%, due 08/13/39		35,402
121,000		CS First Boston Mortgage Securities Corp., 3.861%, due 03/15/36		117,326
11,000		CS First Boston Mortgage Securities Corp., 7.544%, due 04/15/62		11,820
58,000		DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31		58,832
140,000		DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32		146,293
8,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42		7,668
10,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.449%, due 01/12/38		9,533
16,000		JP Morgan Chase Commercial Mortgage Securities Corp., 5.857%, due 10/12/35		16,118
13,000		LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29		12,412
7,000		LB-UBS Commercial Mortgage Trust, 4.201%, due 12/15/29		6,705
110,000		Morgan Stanley Capital I, 5.007%, due 01/14/42		106,450
				591,354
		Whole Loan Collateral CMO: 1.8%
12,769		Banc of America Mortgage Securities, 5.250%, due 11/25/19		12,406
431,450		Bank of America Alternative Loan Trust, 5.481%, due 11/25/35		428,798
122,594		Bank of America Alternative Loan Trust, 6.500%, due 04/25/36		122,319
36,879		Bank of America Alternative Loan Trust, 6.500%, due 05/25/36		36,833
106,522		Countrywide Alternative Loan Trust, 5.408%, due 10/25/35		103,693
26,912		Countrywide Alternative Loan Trust, 5.500%, due 02/25/25		26,564
13,694		Countrywide Alternative Loan Trust, 6.000%, due 05/25/36		13,586
23,235		GMAC Mortgage Corp. Loan Trust, 4.598%, due 10/19/33		22,830
34,079		MASTR Alternative Loans Trust, 5.500%, due 01/25/20		33,572
98,803		MASTR Asset Securitization Trust, 5.500%, due 06/25/33		94,542
465,817	S	Residential Accredit Loans, Inc., 5.481%, due 04/25/35		467,876
1,148		Suntrust Alternative Loan Trust, 6.500%, due 12/25/35		1,147
17,034		Thornburg Mortgage Securities Trust, 5.451%, due 09/25/34		17,098
$98,737		Wamu Alternative Mortgage Pass-Through Certs, 5.750%, due 02/25/36		$97,551
158,550		Washington Mutual, Inc., 5.627%, due 01/25/36		155,465
81,238		Wells Fargo Mortgage Backed Securities Trust, 5.388%, due 08/25/35		78,933
				1,713,213
		Whole Loan Collateral Support CMO: 0.0%
16,310		Banc of America Mortgage Securities, 5.500%, due 11/25/33		15,799
				15,799
		Total Collateralized Mortgage Obligations (Cost $2,361,200)		2,320,366

MUNICIPAL BONDS: 0.1%
		Municipal: 0.1%
5,000		City of New York, 5.000%, due 04/01/35		5,096
35,000		Michigan Tobacco Settlement Finance Authority, 7.309%, due 06/01/34		35,216
5,000		Sales Tax Asset Receivables Corp., 4.060%, due 10/15/10		4,722
5,000		Sales Tax Asset Receivables Corp., 4.660%, due 10/15/14		4,654
		Total Municipal Bonds (Cost $50,114)		49,688
		Total Long-Term Investments (Cost $82,437,862)		92,737,453

SHORT-TERM INVESTMENTS: 17.1%
	Repurchase Agreement: 7.1%
7,025,000	S	Deutsche Bank Repurchase Agreement dated, 05/31/06, 5.020%, due 06/01/06, $7,025,980 to be received upon repurchase (Collateralized by $7,195,000 Federal Home Loan Bank Discount Note, market value $7,165,501, due 06/30/06)		7,025,000
		Total Repurchase Agreement (Cost $7,025,000)		7,025,000
	Securities Lending Collateralcc: 10.0%
9,875,887		The Bank of New York Institutional Cash Reserves Fund		9,875,887
		Total Securities Lending Collateral (Cost $9,875,887)		9,875,887
		Total Short-Term Investments (Cost $16,900,887)		16,900,887

		Total Investments in Securities (Cost $99,338,749)*	111.0%	$109,638,340
		Other Assets and Liabilities-Net	(11.0)	(10,826,122)
		Net Assets	100.0%	$98,812,218

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2005 (CONTINUED)

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
+	Step-up basis bonds. Interest rates shown reflect current coupon rates.
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
I	Illiquid Security
L	Loaned security, a portion or all of the security is on loan at May 31, 2006.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors.
*	Cost for federal income tax purposes is $100,304,909.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$10,794,687
Gross Unrealized Depreciation	(1,461,256)
Net Unrealized Appreciation	$9,333,431

Information concerning open futures contracts at May 31, 2006 is shown below:

Long Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain (Loss)
90 Day Eurodollar Future	8	$1,891,500	09/18/2006	$(5,957)
U.S. 2 Year Note Future	11	2,235,406	09/29/2006	(3,758)
		$4,126,906		$(9,715)

Short Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain (Loss)
90 Day Eurodollar Future	8	$(1,892,200)	03/19/2007	$7,252
U.S. 10 Year Note Future	2	(209,844)	09/20/2006	1,240
		$(2,102,044)		$8,492

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION MODERATE FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
COMMON STOCK: 71.7%
		Aerospace/Defense: 1.8%
460	@,L	Armor Holdings, Inc.	$26,275
8,100		Boeing Co.	674,325
2,968	@@	European Aeronautic Defense and Space Co.	106,078
5,350		Lockheed Martin Corp.	387,822
7,484		Raytheon Co.	343,141
710	@,L	Teledyne Technologies, Inc.	24,318
4,450		United Technologies Corp.	278,214
			1,840,173
		Agriculture: 1.3%
8,900		Altria Group, Inc.	643,915
9,550		Archer-Daniels-Midland Co.	396,994
5,713	@@	British American Tobacco PLC	142,941
42	@@	Japan Tobacco, Inc.	150,595
			1,334,445
		Airlines: 0.4%
17,242	@,@@	British Airways PLC	110,083
1,051	@,L	Mesa Air Group, Inc.	10,069
1,123	L	Skywest, Inc.	26,087
15,300		Southwest Airlines Co.	246,330
			392,569
		Apparel: 0.4%
7,750	@	Coach, Inc.	225,370
620	@,L	Gymboree Corp.	21,942
597	L	K-Swiss, Inc.	15,749
560	L	Kellwood Co.	17,466
2,300		Liz Claiborne, Inc.	88,941
220		Phillips-Van Heusen	7,799
820	L	Polo Ralph Lauren Corp.	46,330
640	@,L	Skechers USA, Inc.	17,190
			440,787
		Auto Manufacturers: 0.3%
2,485	@@	DaimlerChrysler AG	130,928
1,300	@	Navistar International Corp.	34,554
1,200		Oshkosh Truck Corp.	63,420
2,100	@@	Volvo AB	103,130
			332,032
		Auto Parts & Equipment: 0.2%
1,800		ArvinMeritor, Inc.	30,186
2,900	@@	NOK Corp.	89,289
7,235	@@	Sumitomo Rubber Industries, Inc.	91,771
			211,246
		Banks: 5.3%
23,903	@@,L	Banca Intesa S.p.A.	139,142
20,150		Bank of America Corp.	975,260
6,000	@@	Bank of Ireland	107,386
800	@@	Bank of Ireland	14,021
8,400		BB&T Corp.	349,188
2,000	@@	BNP Paribas	187,040
2,400		Colonial BancGroup, Inc.	63,984
3,500	@@	Commerzbank AG	131,938
10,000	@@	DBS Group Holdings Ltd.	110,305
1,202	@,@@	Deutsche Bank AG	138,458
317	L	East-West Bancorp, Inc.	12,664
280		First Midwest Bancorp, Inc.	9,845
1,250	L	Fremont General Corp.	$25,288
1,200		Greater Bay Bancorp	35,772
11,816	@@	HBOS PLC	202,227
2,500	@@,L	ICICI Bank Ltd. ADR	66,500
1,600	@@	KBC Bancassurance Holding	172,393
13	@@	Mitsubishi Tokyo Financial Group, Inc.	179,322
19	@@	Mizuho Financial Group, Inc.	155,143
6,200	@@	National Australia Bank Ltd.	164,983
9,450		National City Corp.	348,516
1,020	@@	OTP Bank Rt GDR	68,646
1,800		Republic Bancorp, Inc.	19,566
6,907	@@	Royal Bank of Scotland Group PLC	222,985
328		South Financial Group, Inc.	9,102
1,100	L	Sterling Bancshares, Inc.	18,799
10,000	@@	Sumitomo Trust & Banking Co., Ltd.	96,585
1,030		Susquehanna Bancshares, Inc.	23,525
2,200	@@	UBS AG	250,033
7,600		US BanCorp.	234,612
7,050		Wachovia Corp.	377,175
7,300		Wells Fargo & Co.	484,501
940		Whitney Holding Corp.	33,972
			5,428,876
		Beverages: 1.8%
18,400		Coca-Cola Co.	810,152
90	@,L	Hansen Natural Corp.	16,638
2,900		Pepsi Bottling Group, Inc.	90,886
14,350		PepsiCo, Inc.	867,601
5,947	@@	SABMiller PLC	111,254
			1,896,531
		Biotechnology: 0.3%
5,050	@	Amgen, Inc.	341,330
1,250	@	Regeneron Pharmaceuticals, Inc.	16,175
			357,505
		Building Materials: 0.2%
4,434	@@	Italcementi S.p.A.	107,988
252		Lennox International, Inc.	7,172
610		Martin Marietta Materials, Inc.	55,821
340	@,L	NCI Building Systems, Inc.	20,618
680	L	Simpson Manufacturing Co., Inc.	23,589
			215,188
		Chemicals: 1.3%
1,200		Airgas, Inc.	45,948
4,350		Dow Chemical Co.	173,435
3,950		EI Du Pont de Nemours & Co.	167,994
480	L	HB Fuller Co.	23,160
301		Lubrizol Corp.	12,166
1,088	L	Lyondell Chemical Co.	26,330
1,800		Olin Corp.	31,878
310		Penford Corp.	4,269
1,830	@,L	PolyOne Corp.	17,294
3,600		PPG Industries, Inc.	231,624
3,100		Rohm & Haas Co.	156,271
2,300		Sherwin-Williams Co.	111,251
15,000	@@	Sumitomo Chemical Co., Ltd.	129,820
1,000	@@	Umicore	144,975
1,700		Valspar Corp.	46,784
			1,323,199

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION MODERATE FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Coal: 0.1%
1,500		Peabody Energy Corp.	$93,510
			93,510
		Commercial Services: 0.9%
500		Administaff, Inc.	19,215
3,000	@	Apollo Group, Inc.	156,930
1,500	@,L	Career Education Corp.	48,885
460	L	Central Parking Corp.	6,583
329	@	Consolidated Graphics, Inc.	16,759
600		Corporate Executive Board Co.	61,032
140		CPI Corp.	3,676
1,089	@,L	Education Management Corp.	46,773
2,800		Equifax, Inc.	101,024
360	@	Live Nation, Inc.	8,208
1,100		Manpower, Inc.	72,413
5,800		McKesson Corp.	287,100
750	@,L	Parexel International Corp.	21,525
25,000	@@	Rentokil Initial PLC	67,888
1,760	@	Spherion Corp.	14,714
310		Startek, Inc.	4,675
220	@,L	Vertrue, Inc.	8,569
			945,969
		Computers: 2.7%
3,600	@	Apple Computer, Inc.	215,172
173	@,L	CACI International, Inc.	10,539
1,536	@,L	Cadence Design Systems, Inc.	27,709
2,400	@	Ceridian Corp.	58,392
737	@	Cognizant Technology Solutions Corp.	43,483
10,250	@,L	Dell, Inc.	260,145
1,000	@,L	DST Systems, Inc.	58,800
210		Factset Research Systems, Inc.	9,431
25,150		Hewlett-Packard Co.	814,357
12,600		International Business Machines Corp.	1,006,740
600	@,L	Komag, Inc.	24,918
150	@,L	Kronos, Inc.	6,000
723	@,L	Micros Systems, Inc.	29,751
520		MTS Systems Corp.	21,710
1,230		Reynolds & Reynolds Co.	34,452
740	@,L	Synaptics, Inc.	17,523
3,035	@@	Tietoenator OYJ	86,480
1,181	@,L	Western Digital Corp.	24,033
			2,749,635
		Cosmetics/Personal Care: 1.6%
7,050		Colgate-Palmolive Co.	425,397
23,450		Procter & Gamble Co.	1,272,163
			1,697,560
		Distribution/Wholesale: 0.2%
1,032	@,L	Brightpoint, Inc.	22,064
632	L	Building Materials Holding Corp.	18,025
256		Pool Corp.	11,057
11,000	@@	Sumitomo Corp.	144,371
605	@,L	United Stationers, Inc.	28,084
			223,601
		Diversified Financial Services: 5.8%
5,100		American Express Co.	277,236
2,000	@,L	AmeriCredit Corp.	58,080
4,500		Capital One Financial Corp.	372,465
19,000		Charles Schwab Corp.	$316,540
21,650		Citigroup, Inc.	1,067,345
4,150		Fannie Mae	206,463
3,100		Franklin Resources, Inc.	278,845
4,350		Goldman Sachs Group, Inc.	656,633
18,000	@@	Hong Kong Exchanges and Clearing Ltd.	120,781
290	@	Investment Technology Group, Inc.	13,717
15,000		JPMorgan Chase & Co.	639,600
16	@@	Kenedix, Inc.	78,817
6,950		Lehman Brothers Holdings, Inc.	462,940
3,950		Merrill Lynch & Co., Inc.	286,020
10,650		Morgan Stanley	634,953
8,000	@@	Nippon Shinpan Co., Ltd.	67,518
420	@,L	Portfolio Recovery Associates, Inc.	20,693
1,600		Raymond James Financial, Inc.	46,896
450	@@	SFCG Co., Ltd.	98,876
2,300		The Bear Stearns Cos., Inc.	307,625
631	@,L	TradeStation Group, Inc.	8,777
500	@,L	World Acceptance, Corp.	16,085
			6,036,905
		Electric: 1.9%
2,700		Alliant Energy Corp.	92,880
6,950		Duke Energy Corp.	196,129
7,800		FirstEnergy Corp.	408,876
4,800	@@	Fortum OYJ	119,783
1,000		MDU Resources Group, Inc.	35,480
2,400		OGE Energy Corp.	74,712
10,700		PPL Corp.	318,539
1,500	@@	RWE AG	128,611
958		SCANA Corp.	36,519
9,000		TXU Corp.	515,700
980		Wisconsin Energy Corp.	39,073
			1,966,302
		Electrical Components & Equipment: 0.1%
226		Belden Cdt, Inc.	7,194
300	@	Energizer Holdings, Inc.	15,678
8,000	@@	Sumitomo Electric Industries Ltd.	115,479
			138,351
		Electronics: 0.8%
7,850	@	Agilent Technologies, Inc.	273,887
500		Amphenol Corp.	27,775
3,900		Applera Corp. - Applied Biosystems Group	115,440
1,774		Arrow Electronics, Inc.	57,655
230	L	Brady Corp.	9,156
650	@,L	Coherent, Inc.	21,405
550	@,L	Cymer, Inc.	25,515
339	@,L	Flir Systems, Inc.	8,655
2,900	@@	Hoya Corp.	111,597
170	@,L	Itron, Inc.	10,166
540	L	Park Electrochemical Corp.	17,156
380	@,L	Planar Systems, Inc.	5,084
1,000	@,L	Plexus Corp.	39,330
18,500	@,L	Solectron Corp.	65,860
290	@,L	Trimble Navigation Ltd.	13,323
			802,004

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION MODERATE FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Engineering & Construction: 0.3%
1,900	@@	Bouygues	$103,592
570	@,L	EMCOR Group, Inc.	27,411
300	@	Jacobs Engineering Group, Inc.	23,409
21,000	@@	Taisei Corp.	80,335
300	@,L	URS Corp.	12,717
1,000	@@,L	Vinci SA	92,180
			339,644
		Entertainment: 0.2%
1,600		GTECH Holdings Corp.	55,280
3,116	@@	OPAP SA	106,064
			161,344
		Environmental Control: 0.1%
1,742		Republic Services, Inc.	71,074
310	@,L	Waste Connections, Inc.	11,920
			82,994
		Food: 0.8%
570	L	American Italian Pasta Co.	4,178
601	L	Corn Products International, Inc.	16,035
375	L	Flowers Foods, Inc.	10,901
6,305		General Mills, Inc.	327,166
1,373		Hormel Foods Corp.	49,304
510		J&J Snack Foods Corp.	16,499
983	@	Performance Food Group Co.	32,036
28,970	@@	Tesco PLC	173,825
7,840	@@	Unilever PLC	175,584
			805,528
		Forest Products & Paper: 0.2%
2,400		Louisiana-Pacific Corp.	58,224
2,400		Temple-Inland, Inc.	103,224
			161,448
		Gas: 0.3%
24,100	@@	Centrica PLC	125,854
1,138		Energen Corp.	38,555
800	L	Southern Union Co.	19,640
20,000	@@	Tokyo Gas Co., Ltd.	100,350
1,572		UGI Corp.	36,565
			320,964
		Healthcare-Products: 1.0%
2,000	@	Cytyc Corp.	52,560
494		Dentsply International, Inc.	29,541
1,400	@	Henry Schein, Inc.	64,526
228	@,L	Hologic, Inc.	9,004
178	@,L	Idexx Laboratories, Inc.	13,605
12,900		Johnson & Johnson	776,838
203	L	Mentor Corp.	8,199
490	@	Osteotech, Inc.	2,205
450	@	Resmed, Inc.	20,457
1,074	@	Respironics, Inc.	36,537
700	@,L	Varian Medical Systems, Inc.	32,830
			1,046,302
		Healthcare-Services: 2.4%
9,350		Aetna, Inc.	359,601
7,360	@,@@	Capio AB	135,272
1,600	@	Community Health Systems, Inc.	60,320
3,650	@	Coventry Health Care, Inc.	190,713
1,200	@@	Fresenius Medical Care AG	135,044
1,740	@	Health Net, Inc.	$74,855
650	@,L	Healthways, Inc.	34,541
3,700	@	Humana, Inc.	187,331
1,045	@,L	Odyssey HealthCare, Inc.	17,044
790	@,L	Pediatrix Medical Group, Inc.	36,490
942	@,L	Sierra Health Services	38,810
14,200		UnitedHealth Group, Inc.	624,232
1,000		Universal Health Services, Inc.	50,760
7,650	@	WellPoint, Inc.	547,587
			2,492,600
		Holding Companies-Diversified: 0.0%
500		Leucadia National Corp.	32,020
			32,020
		Home Builders: 0.1%
120	@	Meritage Homes Corp.	6,431
105	@,L	NVR, Inc.	63,945
700		Thor Industries, Inc.	33,656
			104,032
		Home Furnishings: 0.2%
193	L	Ethan Allen Interiors, Inc.	7,346
1,260	L	Furniture Brands International, Inc.	27,115
1,400		Harman International Industries, Inc.	118,622
1,120	L	La-Z-Boy, Inc.	16,755
			169,838
		Household Products/Wares: 0.2%
1,400	L	American Greetings	31,486
1,200	L	Church & Dwight, Inc.	43,380
900	@@	Henkel KGaA	101,544
			176,410
		Housewares: 0.0%
712		Toro Co.	34,368
			34,368
		Insurance: 4.9%
8,200		Allstate Corp.	451,082
933		American Financial Group, Inc.	39,335
11,150		American International Group, Inc.	677,920
700	L	AmerUs Group Co.	40,698
79,000	@@	China Life Insurance Co., Ltd.	117,725
7,050		Chubb Corp.	356,237
500		Delphi Financial Group	26,435
333	@@	Everest Re Group Ltd.	29,754
1,016		Fidelity National Financial, Inc.	42,154
7,850		Genworth Financial, Inc.	262,897
1,000		Hanover Insurance Group, Inc.	47,350
4,500		Hartford Financial Services Group, Inc.	395,730
450		Infinity Property & Casualty Corp.	19,179
379		Landamerica Financial Group, Inc.	25,363
5,250		Lincoln National Corp.	294,945
9,600	L	Metlife, Inc.	494,112
1,900		MGIC Investment Corp.	125,153
781	@@	Muenchener Rueckversicherungs AG	105,852
1,400		Ohio Casualty Corp.	41,818

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION MODERATE FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Insurance (continued)
1,236		Old Republic International Corp.	$26,413
952	@,L	Philadelphia Consolidated Holding Co.	31,559
1,400		PMI Group, Inc.	63,700
484		Presidential Life Corp.	12,105
5,500		Principal Financial Group	300,575
1,200		Protective Life Corp.	53,184
6,059		Prudential Financial, Inc.	461,393
8,000	@@	QBE Insurance Group Ltd.	129,739
1,110	L	Radian Group, Inc.	67,843
510	L	Selective Insurance Group	27,795
8,400	@@	Storebrand	90,907
2,257		WR Berkley Corp.	77,573
646		Zenith National Insurance Corp.	25,840
536	@,@@	Zurich Financial Services AG	121,563
			5,083,928
		Internet: 0.7%
6,150	@,L	Amazon.com, Inc.	212,852
420	@	Checkfree Corp.	20,971
900	@,L	Google, Inc.	334,638
700	@,L	Infospace, Inc.	15,869
2,530	@,L	McAfee, Inc.	59,835
1,560	L	United Online, Inc.	18,595
1,000	@,L	Websense, Inc.	22,150
			684,910
		Investment Companies: 0.1%
200		iShares S&P SmallCap 600 Index Fund	12,466
300		Midcap SPDR Trust Series 1	42,051
			54,517
		Iron/Steel: 0.6%
19,500	@@	BlueScope Steel Ltd.	112,436
110	L	Carpenter Technology	12,298
270	L	Cleveland-Cliffs, Inc.	19,877
2,900	L	Nucor Corp.	305,283
410		Reliance Steel & Aluminum Co.	33,050
570	L	Ryerson Tull, Inc.	14,877
800	@,L	Steel Dynamics, Inc.	46,472
310	L	Steel Technologies, Inc.	5,816
22,000	@@	Sumitomo Metal Industries Ltd.	99,026
			649,135
		Leisure Time: 0.3%
2,787	@@	Carnival PLC	113,185
784	@,L	Multimedia Games, Inc.	8,789
266		Polaris Industries, Inc.	11,845
1,500	@@	Sankyo Co., Ltd.	99,224
4,200	@@	Yamaha Motor Co., Ltd.	113,303
			346,346
		Lodging: 0.0%
190	@,L	Aztar Corp.	9,853
			9,853
		Machinery-Construction & Mining: 0.3%
2,900		Caterpillar, Inc.	211,555
1,460		JLG Industries, Inc.	31,755
730		Joy Global, Inc.	39,230
			282,540
		Machinery-Diversified: 0.3%
555	L	Applied Industrial Technologies, Inc.	$21,395
1,000	L	Cummins, Inc.	110,210
180	@,L	Gardner Denver, Inc.	13,583
1,200		Graco, Inc.	55,164
278		IDEX Corp.	13,441
370		Manitowoc Co.	17,016
670		Nordson Corp.	31,256
			262,065
		Media: 1.5%
9,200	@,L	Comcast Corp.	295,596
1,268	@@	Lagardere SCA	100,417
6,150		McGraw-Hill Cos., Inc.	317,340
8,400	@@	Mediaset S.p.A.	97,697
10,850		News Corp., Inc.	206,910
3,250	@	Viacom, Inc.	122,688
4,270	@@	Vivendi Universal SA	153,685
9,250		Walt Disney Co.	282,125
15		Washington Post	12,164
			1,588,622
		Metal Fabricate/Hardware: 0.1%
260	L	AM Castle & Co.	7,202
1,324	L	Commercial Metals Co.	32,584
630		Kaydon Corp.	26,290
706		Precision Castparts Corp.	40,687
597		Quanex Corp.	23,474
340		Valmont Industries, Inc.	16,286
			146,523
		Mining: 0.4%
3,800		Alcoa, Inc.	120,536
10,681	@@	BHP Billiton Ltd.	232,861
200		Newmont Mining Corp.	10,430
			363,827
		Miscellaneous Manufacturing: 2.4%
3,150		3M Co.	263,529
690	L	Acuity Brands, Inc.	27,531
490	L	AO Smith Corp.	21,536
455		Aptargroup, Inc.	23,933
450	@,L	Ceradyne, Inc.	19,652
2,000	@	Cooper Industries Ltd.	178,120
1,000		Crane Co.	40,180
4,650		Danaher Corp.	298,112
560	@,L	EnPro Industries, Inc.	19,466
45,200		General Electric Co.	1,548,552
770		Myers Industries, Inc.	12,243
719		Teleflex, Inc.	44,103
			2,496,957
		Office Furnishings: 0.1%
1,405		Herman Miller, Inc.	41,054
1,210	@	Interface, Inc.	13,891
			54,945
		Oil & Gas: 6.6%
16,403		ChevronTexaco Corp.	980,735
1,072		Cimarex Energy Co.	43,480
13,100		ConocoPhillips	829,099
5,600	@@	ENI-Ente Nazionale Idrocarburi S.p.A.	169,261

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION MODERATE FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Oil & Gas (continued)
800		ENSCO International, Inc.	$39,992
3,400	@@	ERG S.p.A.	84,652
34,700		Exxon Mobil Corp.	2,113,577
694	L	Frontier Oil Corp.	38,864
865		Helmerich & Payne, Inc.	56,882
5,050		Marathon Oil Corp.	379,003
2,070		Noble Energy, Inc.	89,962
3,960	@@	Norsk Hydro ASA	111,757
4,950		Occidental Petroleum Corp.	490,496
800	@@,L	Petroleo Brasileiro SA ADR	69,480
1,110		Pogo Producing Co.	50,017
8,569	@@	Royal Dutch Shell PLC	295,724
2,800		Sunoco, Inc.	192,052
607	@,L	Swift Energy Co.	24,377
3,600	@@	Total SA	234,062
630	@,L	Unit Corp.	37,750
7,550		Valero Energy Corp.	463,193
			6,794,415
		Oil & Gas Services: 1.1%
1,460	@,L	Cameron International Corp.	68,474
6,100		Halliburton Co.	454,999
450	@,L	Helix Energy Solutions	15,957
630	@	Maverick Tube Corp.	30,366
2,350	@,@@	Petroleum Geo-Services ASA	150,194
4,750		Schlumberger Ltd.	311,458
370	@,L	Seacor Smit, Inc.	30,155
1,010	L	Tidewater, Inc.	51,227
			1,112,830
		Packaging & Containers: 0.0%
500		Sonoco Products Co.	15,840
			15,840
		Pharmaceuticals: 3.5%
6,450		Abbott Laboratories	275,415
960		Alpharma, Inc.	22,483
4,250	L	AmerisourceBergen Corp.	185,258
3,100	@	Express Scripts, Inc.	227,168
10,900	@@	GlaxoSmithKline PLC	301,629
3,500	@	Hospira, Inc.	156,835
4,850	@	King Pharmaceuticals, Inc.	86,233
1,200	L	Medicis Pharmaceutical	35,784
21,150		Merck & Co., Inc.	704,084
900	@,@@	Merck KGaA	92,030
630		Omnicare, Inc.	29,207
31,800		Pfizer, Inc.	752,388
1,660	@@	Roche Holding AG	259,389
2,700	@@	Takeda Chemical Industries Ltd.	175,594
880	@	Theragenics Corp.	2,983
5,550		Wyeth	253,857
			3,560,337
		Pipelines: 0.1%
736		Questar Corp.	54,236
			54,236
		Real Estate: 0.2%
10,000	@@	Cheung Kong Holdings Ltd.	107,930
3,200	@@	Leopalace21 Corp.	96,976
			204,906
		Real Estate Investment Trusts: 0.1%
601		Developers Diversified Realty Corp.	$30,741
155		Essex Property Trust, Inc.	16,508
170	L	Kilroy Realty Corp.	11,276
360		Macerich Co.	24,808
320		New Century Financial Corp.	14,902
			98,235
		Retail: 5.9%
1,200	@,L	99 Cents Only Stores	13,416
432		Abercrombie & Fitch Co.	24,991
495	L	Advance Auto Parts	18,869
1,200	@,L	Aeropostale, Inc.	29,688
1,715		American Eagle Outfitters	55,995
1,180	@	AnnTaylor Stores Corp.	45,383
957		Barnes & Noble, Inc.	36,538
6,425	L	Best Buy Co., Inc.	340,525
1,200		Brinker International, Inc.	44,040
550		Brown Shoe Co., Inc.	19,349
884	@,L	Chico’s FAS, Inc.	26,493
352	@,L	Childrens Place	20,476
760	L	Christopher & Banks Corp.	20,474
3,500	L	Circuit City Stores, Inc.	105,175
1,484		Claire’s Stores, Inc.	40,320
6,950		Costco Wholesale Corp.	367,864
2,800		Darden Restaurants, Inc.	99,148
1,670	@	Dollar Tree Stores, Inc.	44,138
1,600	@@,L	Don Quijote Co., Ltd.	118,172
930	@,L	Dress Barn, Inc.	21,753
330		Group 1 Automotive, Inc.	20,054
8,950		Home Depot, Inc.	341,174
360		IHOP Corp.	17,287
540	@, L	Jack in the Box, Inc.	22,496
4,500	L	JC Penney Co., Inc.	273,420
440	L	Landry’s Restaurants, Inc.	13,468
7,500		Limited Brands	203,700
3,350		Lowe’s Cos., Inc.	208,638
14,400		McDonald’s Corp.	477,648
832		Men’s Wearhouse, Inc.	28,180
609	L	Michaels Stores, Inc.	23,672
1,000		MSC Industrial Direct Co.	46,230
4,350		Nordstrom, Inc.	160,211
1,520	@	O’Reilly Automotive, Inc.	48,169
6,150	@	Office Depot, Inc.	255,656
480	@,L	Panera Bread Co.	31,085
606	@,L	Papa John’s International, Inc.	19,065
1,529	@,L	Payless Shoesource, Inc.	40,794
700	L	Petsmart, Inc.	18,676
685	@@	Pinault-Printemps-Redoute	85,215
1,880		Ross Stores, Inc.	53,110
2,000	@,L	Sears Holding Corp.	303,740
595	@,L	Select Comfort Corp.	19,492
528	@,L	Sonic Corp.	11,532
12,300		Staples, Inc.	288,927
11,050	@,L	Starbucks Corp.	393,933
7,000	@@	Takashimaya Co., Ltd.	94,266
3,700		Target Corp.	181,004
9,700		TJX Cos., Inc.	229,987
604	@,L	Too, Inc.	24,764
140	@,L	Tractor Supply Co.	7,785
10,700		Wal-Mart Stores, Inc.	518,415
2,600	L	Wendy’s International, Inc.	156,728
610	L	Williams-Sonoma, Inc.	22,052
			6,133,380

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION MODERATE FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Savings & Loans: 0.1%
660	L	Bankunited Financial Corp.	$20,473
2,800	@	First Niagara Financial Group, Inc.	39,452
420	@,L	FirstFed Financial Corp.	24,293
1,700		Washington Federal, Inc.	38,998
			123,216
		Semiconductors: 1.9%
9,300	@	Advanced Micro Devices, Inc.	287,277
7,800	@	Altera Corp.	152,568
1,020	@	Exar Corp.	13,464
8,550	@	Freescale Semiconductor, Inc.	266,846
25,250		Intel Corp.	455,005
1,731	@,L	Lam Research Corp.	77,531
8,050	@	LSI Logic Corp.	78,327
2,040	@,L	MEMC Electronic Materials, Inc.	71,441
1,720	@,L	Micrel, Inc.	19,367
1,131		Microchip Technology, Inc.	38,793
14,400	@	Micron Technology, Inc.	238,464
6,950		National Semiconductor Corp.	178,476
810	@	Pericom Semiconductor Corp.	7,047
3,500	@	QLogic Corp.	62,580
1,000	@	Silicon Laboratories, Inc.	39,010
325	@	Varian Semiconductor Equipment Associates, Inc.	10,059
			1,996,255
		Software: 1.6%
414	@,L	Advent Software, Inc.	13,583
545	@,L	Ansys, Inc.	27,490
4,350	@	BMC Software, Inc.	87,653
370	@,L	Cerner Corp.	14,053
7,800	@,L	Compuware Corp.	57,408
1,400	@,L	CSG Systems International	32,592
350	@	D&B Corp.	25,505
890		Global Payments, Inc.	41,456
998	@	Hyperion Solutions Corp.	28,653
38,650		Microsoft Corp.	875,423
1,530		MoneyGram International, Inc.	53,519
620	@,L	MRO Software, Inc.	13,008
800	@@	Nomura Research Institute Ltd.	95,415
16,200	@	Oracle Corp.	230,364
448	@	SPSS, Inc.	16,576
1,900	@,L	Sybase, Inc.	38,703
900	@	Transaction Systems Architects, Inc.	35,154
			1,686,555
		Telecommunications: 4.2%
7,418	@,@@	Alcatel SA	98,766
20,150	L	AT&T, Inc.	525,109
22,450		BellSouth Corp.	758,137
48,650	@	Cisco Systems, Inc.	957,432
235		Commonwealth Telephone Enterprises, Inc.	7,767
13,200	@@	Deutsche Telekom AG	214,863
4,245	@@	Elisa Corp.	83,029
1,734		Harris Corp.	70,608
26,700		Motorola, Inc.	563,103
21	@@	Nippon Telegraph & Telephone Corp.	104,335
200	@@	Orascom Telecom Holding SAE GDR	9,201
1,900	@@	Orascom Telecom Holding SAE GDR	$88,348
6,850		QUALCOMM, Inc.	309,689
4,285	@,@@	Tandberg Television ASA	78,080
46,000	@@	Telefonaktiebolaget LM Ericsson	147,428
3,100	@@	Telekomunikasi Indonesia Tbk PT ADR	95,666
384		Telephone & Data Systems, Inc.	14,968
340	@	Tollgrade Communications, Inc.	3,271
70,500	@@	Vodafone Group PLC	162,400
			4,292,200
		Textiles: 0.0%
200	@	Mohawk Industries, Inc.	14,740
			14,740
		Toys/Games/Hobbies: 0.0%
650	@,L	Jakks Pacific, Inc.	12,669
400	@	Lenox Group, Inc.	4,064
			16,733
		Transportation: 1.4%
560	L	Arkansas Best Corp.	23,078
958		CH Robinson Worldwide, Inc.	42,190
5,500	@@	Deutsche Post AG	148,911
25	@@	East Japan Railway Co.	179,606
590	@	EGL, Inc.	26,591
600		Expeditors International Washington, Inc.	59,070
1,213		Heartland Express, Inc.	20,451
17,000	@@,L	Kawasaki Kisen Kaisha Ltd.	107,002
190	@	Kirby Corp.	14,275
353	L	Landstar System, Inc.	15,599
6,639		Norfolk Southern Corp.	350,274
696	L	Overseas Shipholding Group	35,740
4,650	L	United Parcel Service, Inc.	374,558
			1,397,345
		Water: 0.1%
2,616	@@	Veolia Environnement	146,085
			146,085
		Total Common Stock (Cost $64,372,869)	74,025,356

PREFERRED STOCK: 0.3%
		Banks: 0.2%
14		DG Funding Trust	149,844
			149,844
		Diversified Financial Services: 0.0%
1,225	C	National Rural Utilities Cooperative Finance Corp.	26,423
			26,423
		Insurance: 0.1%
1,275	@@	Aegon NV	32,130
3,075	C	Metlife, Inc.	75,368
			107,498
		Total Preferred Stock (Cost $291,845)	283,765

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION MODERATE FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006 (CONTINUED)

Principal Amount			Value
CORPORATE BONDS/NOTES: 4.9%
		Banks: 1.5%
$80,000	@@,L	Australia & New Zealand Banking Group Ltd., 5.400%, due 10/29/49	$69,561
41,000	@@,#	Banco Santander Chile SA, 5.633%, due 12/09/09	41,174
31,000	@@	Banco Santander Chile SA, 7.375%, due 07/18/12	33,276
40,000	@@	Bank of Ireland, 5.180%, due 12/29/49	35,227
30,000	@@	Bank of Nova Scotia, 5.125%, due 08/21/85	25,410
10,000	@@	Bank of Scotland, 4.813%, due 11/30/49	8,675
20,000		BankAmerica Capital II, 8.000%, due 12/15/26	20,997
20,000	@@	Barclays Bank PLC, 4.938%, due 12/31/49	17,814
28,000	@@,X	Barclays Bank PLC, 6.278%, due 12/15/49	24,956
40,000	@@	BNP Paribas, 5.185%, due 09/29/49	34,617
24,000		Chase Capital I, 7.670%, due 12/01/26	25,088
41,000	@@,#	Chuo Mitsui Trust & Banking Co., Ltd., 5.506%, due 04/15/49	38,445
26,000	@@	Corp. Andina de Fomento CAF, 5.125%, due 05/05/15	24,334
23,000	@@,#	Danske Bank A/S, 5.914%, due 12/29/49	22,667
30,000	@@	Den Norske Bank ASA, 5.125%, due 08/29/49	25,200
45,000	#	Dresdner Funding Trust I, 8.151%, due 06/30/31	51,018
89,000	@@,#	HBOS PLC, 5.375%, due 11/29/49	84,794
100,000	@@	HSBC Bank PLC, 4.788%, due 06/29/49	84,750
50,000	@@	HSBC Bank PLC, 5.000%, due 06/29/49	43,375
60,000	@@	Lloyds TSB Bank PLC, 5.080%, due 08/29/49	51,930
10,000	@@	Lloyds TSB Bank PLC, 5.438%, due 11/29/49	8,859
70,000		M&I Capital Trust A, 7.650%, due 12/01/26	73,098
48,000		Mellon Capital I, 7.720%, due 12/01/26	50,246
30,000	@@	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	31,738
40,000	@@	National Australia Bank Ltd., 5.400%, due 10/29/49	34,676
10,000	@@	National Westminster Bank PLC, 5.375%, due 11/29/49	8,501
21,000	#	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	19,588
40,000	@@,#	Resona Bank Ltd., 5.850%, due 09/29/49	38,185
110,000	@@	Royal Bank of Scotland Group PLC, 4.875%, due 12/29/49	95,298
$30,000	@@	Societe Generale, 5.395%, due 11/29/49	$26,105
10,000	@@	Standard Chartered PLC, 4.900%, due 01/29/49	8,350
80,000	@@	Standard Chartered PLC, 5.438%, due 07/29/49	66,600
120,000	@@	Standard Chartered PLC, 5.550%, due 11/29/49	101,550
39,000	@@	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	40,674
92,000		Wachovia Capital Trust III, 5.800%, due 12/31/49	89,502
30,000	@@	Westpac Banking Corp., 5.275%, due 09/30/49	25,632
28,000	@@,#	Westpac Capital Trust IV, 5.256%, due 12/29/49	26,104
74,000	@@,#	Woori Bank, 6.125%, due 05/03/16	73,524
			1,581,538
		Beverages: 0.1%
50,000	@@	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	55,750
33,000	@@	Diageo Capital PLC, 5.170%, due 04/20/07	33,033
			88,783
		Chemicals: 0.0%
10,000	@@,#	Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	10,038
20,000	X	Stauffer Chemical, 5.940%, due 04/15/10	15,991
20,000	X	Stauffer Chemical, 6.330%, due 04/15/18	9,655
30,000	X	Stauffer Chemical, 8.570%, due 04/15/17	15,419
			51,103
		Commercial Services: 0.1%
100,000	X	Tulane University of Louisiana, 5.970%, due 11/15/12	100,375
			100,375
		Diversified Financial Services: 1.4%
88,445	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	87,340
89,000	@@,#	BTM Curacao Holdings NV, 4.760%, due 07/21/15	85,513
58,000		Citigroup Capital II, 7.750%, due 12/01/36	60,406
93,000	#	Corestates Capital Trust I, 8.000%, due 12/15/26	97,418
100,000		Countrywide Financial Corp., 5.100%, due 12/19/07	100,100
110,000		Countrywide Financial Corp., 5.188%, due 04/11/07	110,108
25,000	@@	Financiere CSFB NV, 5.125%, due 03/29/49	20,750
38,000		Fund American Cos, Inc., 5.875%, due 05/15/13	36,935
47,000	#	HVB Funding Trust III, 9.000%, due 10/22/31	58,634

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION MODERATE FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006 (CONTINUED)

Principal Amount			Value
		Diversified Financial Services (continued)
$20,000		International Lease Finance Corp., 5.000%, due 04/15/10	$19,516
48,000		JPM Capital Trust I, 7.540%, due 01/15/27	50,140
54,000		JPM Capital Trust II, 7.950%, due 02/01/27	56,766
82,000	#	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	78,616
160,000		Merrill Lynch & Co., Inc., 5.238%, due 08/24/07	160,084
33,000	@@	Paribas, 5.063%, due 12/31/49	28,966
34,000	@@	Petroleum Export Ltd., 4.623%, due 06/15/10	33,338
44,237	@@,#	Petroleum Export Ltd/Cayman SPV, 5.265%, due 06/15/11	43,094
110,469	@@,#	PF Export Receivables Master Trust, 6.436%, due 06/01/15	107,348
102,000	@@,#,X	Prefered Term Services, 5.410%, due 03/23/35	102,255
374,262	#	Toll Road Investment, 18.620%, due 02/15/45	45,019
51,000	@@	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	54,121
			1,436,467
		Electric: 0.4%
30,000		DTE Energy Co., 6.450%, due 06/01/06	30,001
65,000	@@,L	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	72,484
51,000		Entergy Gulf States, Inc., 5.120%, due 08/01/10	48,909
17,000		FirstEnergy Corp., 6.450%, due 11/15/11	17,384
102,000	#	Orcal Geothermal, 6.210%, due 12/30/20	99,765
34,000	#	Power Contract Financing LLC, 6.256%, due 02/01/10	34,101
14,877		PPL Montana LLC, 8.903%, due 07/02/20	16,354
70,000		Southern Co. CAP Trust I, 8.190%, due 02/01/37	73,669
			392,667
		Foreign Government Bonds: 0.2%
200,000	@@,X	KAUP BANK, 6.600%, due 12/28/15	186,035
			186,035
		Healthcare-Services: 0.0%
32,000		WellPoint, Inc., 5.250%, due 01/15/16	30,208
			30,208
		Insurance: 0.1%
90,000	#	Zurich Capital Trust I, 8.376%, due 06/01/37	95,756
			95,756
		Media: 0.1%
26,000	L	Comcast Corp., 5.650%, due 06/15/35	22,044
$27,000	#	Viacom, Inc., 5.750%, due 04/30/11	$26,651
65,000	#	Viacom, Inc., 6.250%, due 04/30/16	63,470
			112,165
		Oil & Gas: 0.3%
40,000		Amerada Hess Corp., 7.300%, due 08/15/31	42,768
40,000	@@,#	Empresa Nacional de Petroleo ENAP, 4.875%, due 03/15/14	36,916
10,000	@@,#	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	10,373
24,000	@@,#	Pemex Project Funding Master Trust, 6.625%, due 06/15/35	21,810
94,000	@@,#	Pemex Project Funding Master Trust, 6.629%, due 06/15/10	96,491
37,000	@@,#	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, due 09/30/20	34,846
39,000	@@,#	Tengizchevroil, 6.124%, due 11/15/14	38,415
			281,619
		Pipelines: 0.2%
143,000	#,X,I	Cameron Highway Oil Pipeline, 5.860%, due 12/15/17	135,993
51,000		Kinder Morgan Finance Co. ULC, 5.350%, due 01/05/11	48,017
			184,010
		Real Estate: 0.1%
56,000		EOP Operating LP, 7.750%, due 11/15/07	57,651
			57,651
		Real Estate Investment Trusts: 0.2%
13,000		Liberty Property LP, 6.375%, due 08/15/12	13,265
44,000		Liberty Property LP, 7.750%, due 04/15/09	46,183
42,000		Simon Property Group LP, 4.875%, due 03/18/10	40,674
77,000		Simon Property Group LP, 6.375%, due 11/15/07	77,721
			177,843
		Retail: 0.0%
55,000		May Department Stores Co., 3.950%, due 07/15/07	53,793
			53,793
		Savings & Loans: 0.0%
46,000		Great Western Financial, 8.206%, due 02/01/27	48,461
			48,461
		Telecommunications: 0.2%
12,000		AT&T Corp., 8.000%, due 11/15/31	13,866
44,000		BellSouth Corp., 4.200%, due 09/15/09	42,040
15,000		Embarq Corp., 7.082%, due 06/01/16	15,044

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION MODERATE FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006 (CONTINUED)

Principal Amount			Value
		Telecommunications (continued)
$104,000		Verizon Global Funding Corp., 5.850%, due 09/15/35	$90,147
			161,097
		Transportation: 0.0%
34,000	@@,#	MISC Capital Ltd., 5.000%, due 07/01/09	33,349
			33,349
		Total Corporate Bonds/Notes (Cost $5,153,987)	5,072,920

U.S. GOVERNMENT AGENCY OBLIGATIONS: 6.7%
		Federal Government Loan Mortgage Corporation: 0.6%
40,000	W	5.500%, due 06/17/18	39,375
403,000	W	5.500%, due 06/15/34	388,391
68,420		6.000%, due 01/01/29	67,978
43,658		7.000%, due 11/01/31	44,831
45,982		7.000%, due 03/01/32	47,192
			587,767
		Federal Home Loan Mortgage Corporation: 1.9%
128,000		4.000%, due 08/17/07	126,034
209,394	S	4.500%, due 12/15/16	204,299
156,000	L	4.875%, due 02/17/09	154,369
162,064	S	5.000%, due 08/15/16	157,203
217,000	S	5.000%, due 05/15/20	205,860
100,000		5.125%, due 04/18/08	99,684
200,000		5.250%, due 04/18/16	196,839
505,841	S	5.500%, due 11/15/18	504,275
97,000		5.875%, due 03/21/11	98,316
200,344	S	6.000%, due 01/15/29	200,586
140,987	S	6.000%, due 04/25/31	141,567
			2,089,032
		Federal National Mortgage Association: 4.1%
208,000		3.875%, due 07/15/08	202,124
285,000	W	4.500%, due 06/15/19	269,770
39,000	W	4.500%, due 06/15/35	35,453
201,000	L	4.625%, due 10/15/13	191,720
99,000		4.750%, due 08/10/07	98,348
102,182		4.804%, due 08/01/35	99,070
238,000	W	5.000%, due 06/19/21	229,893
1,346,000	W	5.000%, due 08/15/34	1,261,455
200,000		5.250%, due 08/01/12	196,511
128,613	S	5.500%, due 02/01/18	126,729
62,000	W	5.500%, due 06/15/19	61,070
158,239	S	5.500%, due 11/01/33	153,077
354,000	W	5.500%, due 06/15/35	340,946
64,266	S	6.000%, due 10/01/08	64,272
148,778		6.000%, due 08/01/16	149,838
257,000	W	6.000%, due 06/15/34	253,868
24,488		6.500%, due 02/01/28	24,834
38,776		6.500%, due 02/01/31	39,260
16,814		6.500%, due 12/01/33	16,999
118,000		6.625%, due 11/15/10	123,853
66,357	S	7.000%, due 02/01/31	68,155
111,146	S	7.000%, due 08/01/31	114,100
38,741		7.000%, due 10/01/31	39,771
3,969	S	7.000%, due 08/01/35	4,068
36,998	S	7.500%, due 09/01/31	38,395
			4,203,579
		Government National Mortgage Association: 0.1%
$48,435		6.500%, due 10/15/31	$49,390
24,024		6.500%, due 01/15/32	24,486
8,675		7.000%, due 01/15/28	8,970
			82,846
		Total U.S. Government Agency Obligations (Cost $7,131,842)	6,963,224

U.S. TREASURY OBLIGATIONS: 3.8%
		U.S. Treasury Bond: 2.4%
1,787,000	L	5.125%, due 05/15/16	1,788,931
211,000	L	5.375%, due 02/15/31	213,473
183,000	L	6.000%, due 02/15/26	197,354
269,000	L	6.250%, due 08/15/23	295,627
			2,495,385
		U.S. Treasury Note: 1.4%
129,000		4.875%, due 05/31/08	128,647
131,000	L	4.875%, due 05/15/09	130,488
1,153,000		4.875%, due 05/31/11	1,145,434
			1,404,569
		Total U.S. Treasury Obligations (Cost $3,914,513)	3,899,954

ASSET-BACKED SECURITIES: 0.6%
		Automobile Asset-Backed Securities: 0.2%
24,000		Capital Auto Receivables Asset Trust, 5.030%, due 10/15/09	23,837
25,000		Capital One Prime Auto Receivables Trust, 5.010%, due 11/15/11	24,700
24,000		Honda Auto Receivables Owner Trust, 3.820%, due 05/21/10	23,264
3,578		Household Automotive Trust, 2.310%, due 04/17/08	3,571
39,000		Nissan Auto Receivables Owner Trust, 4.190%, due 07/15/09	38,390
10,000		Nissan Auto Receivables Owner Trust, 4.740%, due 09/15/09	9,903
96,646	S	USAA Auto Owner Trust, 2.040%, due 02/16/10	95,946
9,000		USAA Auto Owner Trust, 5.010%, due 09/15/10	8,947
			228,558
		Credit Card Asset-Backed Securities: 0.2%
50,000		Bank One Issuance Trust, 4.540%, due 09/15/10	49,169
47,000		Capital One Master Trust, 4.900%, due 03/15/10	46,795
121,000	S	Chemical Master Credit Card Trust 1, 7.090%, due 02/15/09	121,151
15,000		MBNA Master Credit Card Trust USA, 5.900%, due 08/15/11	15,214
			232,329
		Home Equity Asset-Backed Securities: 0.0%
26,000		Wells Fargo Home Equity Trust, 3.970%, due 09/25/24	25,687
			25,687

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION MODERATE FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006 (CONTINUED)

Principal Amount			Value
		Other Asset-Backed Securities: 0.2%
$14,708		Chase Funding Mortgage Loan, 2.734%, due 09/25/24	$14,652
87,000		Chase Funding Mortgage Loan, 4.045%, due 05/25/33	85,345
19,000		Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	18,681
25,000	+	Merrill Lynch Mortgage Investors, Inc., 5.609%, due 03/25/37	24,871
14,000		Popular ABS Mortgage Pass-Through Trust, 4.596%, due 11/25/35	13,769
			157,318
		Total Asset-Backed Securities (Cost $655,840)	643,892

COLLATERALIZED MORTGAGE OBLIGATIONS: 6.0%
		Commercial Mortgage-Backed Securities: 1.3%
34,000		Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	32,294
10,000		Banc of America Commercial Mortgage, Inc., 4.611%, due 07/10/43	9,679
23,000		Banc of America Commercial Mortgage, Inc., 4.764%, due 07/10/45	22,279
80,000		Banc of America Commercial Mortgage, Inc., 4.772%, due 07/11/43	78,211
57,000		Banc of America Commercial Mortgage, Inc., 4.877%, due 11/10/42	55,660
90,000		Banc of America Commercial Mortgage, Inc., 4.891%, due 07/10/45	86,091
43,000	S	CS First Boston Mortgage Securities Corp., 3.861%, due 03/15/36	41,694
3,000		CS First Boston Mortgage Securities Corp., 7.544%, due 04/15/62	3,224
185,000	S	DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	187,653
445,000	S	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	465,004
7,098	S	Ge Capital Commercial Mortgage Corp., 5.560%, due 06/10/38	7,099
43,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	41,215
31,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.449%, due 01/12/38	29,551
10,000		JP Morgan Chase Commercial Mortgage Securities Corp., 5.857%, due 10/12/35	10,074
22,000		LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	21,005
$20,000		LB-UBS Commercial Mortgage Trust, 4.201%, due 12/15/29	$19,158
50,000		Morgan Stanley Capital I, 4.827%, due 06/12/47	47,913
140,000	S	Morgan Stanley Capital I, 5.007%, due 01/14/42	135,482
			1,293,286
		Whole Loan Collateral CMO: 4.7%
46,821		Banc of America Mortgage Securities, 5.250%, due 11/25/19	45,490
111,634	S	Bank of America Alternative Loan Trust, 6.500%, due 05/25/36	111,494
158,831	S	Countrywide Alternative Loan Trust, 5.408%, due 10/25/35	154,614
151,009	S	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	149,056
82,048	S	GMAC Mortgage Corp. Loan Trust, 4.598%, due 10/19/33	80,617
32,390	#	GSMPS Mortgage Loan Trust, 5.431%, due 01/25/35	32,534
945,857	S,X	Master Asset Securitization Trust, 5.441%, due 07/25/35	944,380
123,849	S	MASTR Alternative Loans Trust, 5.500%, due 01/25/20	122,007
364,811	S	MASTR Asset Securitization Trust, 5.500%, due 06/25/33	349,078
983,884	S	Residential Accredit Loans, Inc., 5.411%, due 12/31/49	985,594
990,771	S	Residential Accredit Loans, Inc., 5.501%, due 12/31/49	995,312
62,851	S	Thornburg Mortgage Securities Trust, 5.451%, due 09/25/34	63,086
211,854	S	Wamu Alternative Mortgage Pass-Through Certs, 5.750%, due 02/25/36	209,309
431,776	S	Washington Mutual, Inc., 5.627%, due 01/25/36	423,372
219,981	S	Wells Fargo Mortgage Backed Securities Trust, 5.388%, due 08/25/35	213,741
			4,879,684
		Whole Loan Collateral Support CMO: 0.0%
43,058		Banc of America Mortgage Securities, 5.500%, due 11/25/33	41,711
			41,711
		Total Collateralized Mortgage Obligations (Cost $6,312,865)	6,214,681

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION MODERATE FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006 (CONTINUED)

Principal Amount				Value
MUNICIPAL BONDS: 0.2%
		Municipal: 0.2%
$10,000		City of New York NY, 5.000%, due 04/01/35		$10,192
95,000		Michigan Tobacco Settlement Finance Authority, 7.309%, due 06/01/34		95,586
25,000		Sales Tax Asset Receivables Corp., 4.060%, due 10/15/10		23,610
20,000		Sales Tax Asset Receivables Corp., 4.660%, due 10/15/14		18,618
		Total Municipal Bonds (Cost $150,226)		148,006
		Total Long-Term Investments (Cost $87,984,087)		97,251,798

SHORT-TERM INVESTMENTS: 20.1%
		Corporate Note: 0.3%
350,000		Abbott Laboratories, 5.625%, due 07/01/06		350,146
		Total Corporate Notes (Cost $350,146)		350,146

		Repurchase Agreement: 8.1%
8,324,000	S	Deutsche Repurchase Agreement dated, 05/31/06, 5.020%, due 06/01/06, $8,325,161 to be received upon repurchase (Collateralized by $8,320,000 Federal Home Loan Mortgage Corporation, 5.875%, Market Value plus accrued interest $8,490,741, due 06/02/14)		8,324,000
		Total Repurchase Agreement (Cost $8,324,000)		8,324,000

		Securities Lending CollateralCC: 11.7%
12,122,454		The Bank of New York Institutional Cash Reserves Fund		12,122,454
		Total Securities Lending Collateral (Cost $12,122,454)		12,122,454
		Total Short-Term Investments (Cost $20,796,700)		20,796,600
		Total Investments in Securities (Cost $108,780,687)*	114.3%	$118,048,398
		Other Assets and Liabilities-Net	(14.3)	(14,766,331)
		Net Assets	100.0%	$103,282,067

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
+	Step-up basis bonds. Interest rates shown reflect current coupon rates.
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
I	Illiquid Security.
L	Loaned security, a portion or all of the security is on loan at May 31, 2006.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors.
*	Cost for federal income tax purposes is $110,183,699.
Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$9,352,830
	Gross Unrealized Depreciation	(1,488,131)
	Net Unrealized Appreciation	$7,864,699

Information concerning open futures contracts at May 31, 2006 is shown below:

Long Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain (Loss)
90 Day Eurodollar Future	16	$ 3,783,000	09/18/2006	$ (11,887)
U.S. 2 Year Note Future	22	4,470,813	09/29/2006	(7,108)
U.S. Long Bond Future	2	212,438	09/20/2006	(1,365)
		$ 8,466,251		$ (20,360)

Short Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain (Loss)
90 Day Eurodollar Future	16	$(3,784,400)	03/19/2007	$ 14,597
U.S. 10 Year Note Future	6	(629,531)	09/20/2006	3,720
		$(4,413,931)		$ 18,317

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended May 31, 2006 were as follows:

Fund Name	Type	Per Share Amount
ING Index Plus LargeCap Fund
Class A	NII	$0.1253
Class B	NII	$0.0068
Class C	NII	$0.0435
Class I	NII	$0.1685
Class O	NII	$0.1357
Class R	NII	$0.1032

ING Index Plus MidCap Fund
Class A	NII	$0.0387
Class B	NII	$—
Class C	NII	$—
Class I	NII	$0.0717
Class O	NII	$0.0415
Class R	NII	$0.0216
All Classes	STCG	$0.1156
All Classes	LTCG	$0.6335

ING Index Plus SmallCap Fund
All Classes	LTCG	$0.3672

ING Strategic Allocation Conservative Fund
Class A	NII	$0.2217
Class B	NII	$0.1706
Class C	NII	$0.1540
Class I	NII	$0.2488
All Classes	LTCG	$0.3415

ING Strategic Allocation Growth Fund
Class A	NII	$0.1018
Class B	NII	$0.0464
Class C	NII	$0.0446
Class I	NII	$0.1302

ING Strategic Allocation Moderate Fund
Class A	NII	$0.1648
Class B	NII	$0.1103
Class C	NII	$0.1028
Class I	NII	$0.1924

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended May 31, 2006, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Index Plus LargeCap Fund	100.00%
ING Index Plus MidCap Fund	46.39%
ING Strategic Allocation Conservative Fund	31.06%
ING Strategic Allocation Growth Fund	98.77%
ING Strategic Allocation Moderate Fund	65.55%

For the year ended May 31, 2006, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Index Plus LargeCap Fund	100.00%
ING Index Plus MidCap Fund	46.11%
ING Strategic Allocation Conservative Fund	37.06%
ING Strategic Allocation Growth Fund	100.00%
ING Strategic Allocation Moderate Fund	78.67%

Pursuant to Internal Revenue Code Section 871(k), the Funds designate the following percentages of ordinary distributions as interest-related dividends:

ING Index Plus LargeCap Fund	0.77%
ING Index Plus MidCap Fund	0.14%
ING Strategic Allocation Conservative Fund	43.46%
ING Strategic Allocation Growth Fund	15.91%
ING Strategic Allocation Moderate Fund	30.50%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Funds are managed under the direction of the Funds’ Boards of Directors. A Director who is not an interested person of the Funds, as defined in the 1940 Act, is an independent Director (“Non-Interested Director”). The Directors of the Fund are listed below. The Statement of Additional Information includes additional information about Directors of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Non-Interested Directors:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present); and President, Academy of Economics and Finance (February 2006 - Present). Formerly, Director, Business and Economic Research Center (August 1999 - August 2003).	39	Academy of Economics and Finance (February 2005 - Present).

Maria Teresa Fighetti 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Director	April 1994 - Present	Retired. Formerly, Associate Commissioner/Attorney, New York City Department of Mental Health (June 1973 - October 2002).	39	None.

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 71	Director	April 1994 - Present	Self-Employed Consultant (June 2000 - Present).	39	None.

Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Director	June 1991 - Present	Retired. Formerly, President, Thompson Enterprises (September 2004 - September 2005).; and Dean, Barney School of Business, University of Hartford (August 1996 - June 2004).	39

Mass Mutual Corporate and Participation Investors (April 1997 - Present); Mass Mutual Premier Series (December 2004 - Present); Mass Mutual MML Series II (April 2005 - Present); and Connecticut Health Foundation (2002 - Present).

Edward T. O’Dell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 70	Director	June 2002 - Present	Retired. Formerly, Partner of Goodwin Procter LLP (June 1996 - September 2000).	39	None.

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Director	January 2003 - Present	President, Obermeyer & Associates, Inc. (November 1999 - Present).	39	None.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Directors who are “Interested Persons”

J. Scott Fox(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Director	December 1997 - Present	Vice Chairman and Chief Operating Officer, ING Investment Management Co. (April 1994 - Present).	39	IFC Financial Networks (January 2001 - April 2004).

Thomas J. McInerney(3)(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Director	April 2002 - April 2006	Chief Executive Officer, ING U.S. Financial Services (January 2005 - Present); General Manager and Chief Executive Officer, ING U.S. Financial Services (December 2003 - December 2004); Chief Executive Officer, ING U.S. Financial Services (September 2001 - December 2003); and General Manager and Chief Executive Officer, ING U.S. Worksite Financial Services (December 2000 - September 2001).	215

Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co., Inc; Ameribest Life Insurance Co.; First Columbine Life Insurance Co.; and Metro Atlanta Chamber of Commerce
(January 2003 - Present)

(1)              Directors serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)              Mr. Fox is an “interested person,” as defined under the 1940 Act, because of his relationship with ING Investment Management Co., an affiliate of ING Investments.

(3)              Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(4)              Effective April 28, 2006, Mr. Thomas J. McInerney resigned from the Board of the ING Funds and was removed from the Boards’ Committees.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	March 2002 - Present	President and Chief Executive Officer, ING Investments, LLC(2) (December 2000 - Present). Formerly, Chief Operating Officer, ING Investments, LLC(2) (December 2000 - March 2006).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Executive Vice President	April 2002 - Present

Executive Vice President, ING Investments, LLC(2) (December 2001 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2), ING Life Insurance and Annuity Company and Directed Services, Inc. (October 2004 - December 2005); Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005); and Senior Vice President, ING Investments, LLC(2) (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Executive Vice President	March 2002 - Present

Executive Vice President, ING Investments, LLC(2) (July 2000 - Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present); Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC(2) (August 2000 - January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Executive Vice President Chief Compliance Officer	March 2006 - Present November 2004 - Present

Chief Compliance Officer of the ING Funds (November 2004 - Present) and ING Investments,
LLC(2), ING Life Insurance and Annuity Company and Directed Services, Inc. (March 2006 - Present) and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Executive Vice President and Chief Operating Officer Assistant Secretary	March 2006 - Present March 2002 - Present

Executive Vice President and Chief Operating Officer, ING Funds Services, LLC(3) and ING Investments, LLC(2) (March 2006 - Present); and Assistant Secretary, ING Funds Services, LLC(3) (October 2001 - Present). Formerly, Senior Vice President, ING Investments, LLC(2) (August 1999 - March 2006).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present

Senior Vice President, ING Funds Services, LLC(3) (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005); and Director of Financial Reporting, ING Investments,
LLC(2) (March 2001 - September 2002).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President	December 2003 - Present

Senior Vice President and Assistant Secretary, ING Investments, LLC(2) (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 - October 2003).

Ernest J. C’DeBaca 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	June 2006 - Present

Senior Vice President, ING Funds Services, LLC(3) (April 2006 - Present); Counsel, ING U.S. Financial Services (January 2004 - March 2006); Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Robert Terris 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 35	Senior Vice President	June 2006 - Present	Senior Vice President of Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (September 2001 - May 2006).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	March 2003 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor,
LLC(4) (July 1995 - Present); and Vice President (February 1996 - Present) and Director of Compliance (October 2004 - Present), ING Investments, LLC.(2) Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Vice President	September 2004 - Present

Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 - October 2001).

Mary A. Gaston 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Vice President	March 2005 - Present

Vice President, ING Funds Services, LLC(3) (April 2005 - Present). Formerly, Assistant Vice President, Financial Reporting, ING Funds Services, LLC(3) (April 2004 - April 2005); Manager, Financial Reporting, ING Funds Services,
LLC(3) (August 2002 - April 2004); and Controller, Z Seven Fund, Inc. and Ziskin Asset Management, Inc. (January 2000 - March 2002).

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	March 2006 - Present

Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006). Formerly, Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 29	Assistant Vice President	March 2003 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Secretary	September 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Assistant Secretary	September 2003 - Present

Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Healy A. Webb 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Assistant Secretary	June 2006 - Present

Managing Paralegal, ING Funds Services, LLC(3) (May 2006 - Present) Formerly, Supervisor, ING Funds Services, LLC(3) (August 2005 - May 2006); Project Manager, ING Funds Services, LLC(3) (February 2002 - August 2005); and Fund Administration and Compliance Associate, Capital Research and Management Company (August 1998 - January 2002).

(1)              The officers hold office until the next annual meeting of the Directors and until their successors have been elected and qualified.

(2)              ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)              ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)              ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a Fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Directors (the “Board”) of the Fund, including a majority of the Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the Fund (the “Independent Directors”). Consistent with this requirement of the 1940 Act, the Board has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with ING Investment Management Co. (the “Sub-Adviser”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2006.

Overview of the Review Process

At a meeting of the Board held on December 14, 2005, the Board, including all of the Independent Directors, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Directors and exclusively of the Independent Directors. The Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and the Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and the Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and the Sub-Adviser; (7) profitability analyses for the Adviser and the Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by the Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) data comparing the performance of certain Funds against “static portfolios” of the Funds over various time periods; (12) descriptions of the business continuity and disaster recovery plans of the Adviser and the Sub-Adviser; (13) descriptions of various compliance programs of the Adviser and Sub-Adviser, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; and (14) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser in response to a series of detailed questions presented by independent legal counsel on behalf of the Independent Directors.

The Contracts Committee held meetings on November 1 and 2, 2005 and December 13, 2005, during which the Independent Directors, meeting separately with independent legal counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and the Sub-Adviser to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Adviser throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the Board.

The Independent Directors were assisted by Goodwin Procter LLP, their independent legal counsel, throughout the contract review process. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Directors

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

were based on a comprehensive evaluation of all of the information provided and was not the result of any one factor. Moreover, each Independent Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2006, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and the Sub-Adviser. The Board considered the investment management and related services provided by the Adviser and Sub-Adviser, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services. The Board also received information regarding the compensation paid by the Sub-Adviser to attract and retain individuals to perform these services on both as absolute basis and relative to amounts paid by others in the investment management industry.

The Board also considered the quality of the compliance programs of the Adviser and the Sub-Adviser, including the manner in which the Adviser and the Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund, the Codes of Ethics of the Adviser and the Sub-Adviser with respect to personal trading by employees with access to portfolio information, other compliance related matters. The Board also considered the actions taken by the Adviser and the Sub-Adviser to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing the late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities, including the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds, including fees and expenses for transfer agency, custody and audit services. The Board specifically noted that the Adviser and its affiliated companies have significantly reduced the Funds’ brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and the Sub-Adviser, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group determined based upon a methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the one-, three-, five-, and ten-year periods, where applicable, ending June 30, 2005 and September 30, 2005. Summaries of selected portions of the performance information reviewed by the Board, together with the Board’s conclusions regarding the performance of each Fund, are set forth below under “Fund-by-Fund Analysis.” As described in greater detail below, the Board concluded with respect to each Fund that (i) the investment performance is satisfactory and/or (ii) appropriate action is being taken by the Adviser and/or Sub-Adviser to improve such performance.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to the Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Directors received information regarding the fees charged by the Sub-Adviser to similarly managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. The Board evaluated the reasonableness of the fees payable under the Advisory and Sub-Advisory Agreements as a whole. Summaries of selected portions of the fee and expense information reviewed are set forth below under “Fund-by-Fund Analysis.” After reviewing the foregoing information, and in light of the nature extent and quality of the services provided by the Adviser and the Sub-Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and the Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2004 and December 31, 2003, the nine-month period ended September 30, 2005 and the six-month period ended June 30, 2005. With respect to the Adviser and its affiliated companies, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. The Board considered the profitability of the Adviser and the Sub-Adviser attributable to managing and operating each Fund as a whole. The Board also considered other direct or indirect benefits that the Adviser and Sub-Adviser, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by ING U.S. Financial Services, an affiliate of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by the Sub-Adviser of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by the Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund’s management fee will decrease, as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2006, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Fund is for periods ended September 30, 2005 and the management fees and expense data described below are as of June 30, 2005.

ING Index Plus LargeCap Fund

In evaluating the investment performance of the ING Index Plus LargeCap Fund, the Board noted that: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its benchmark for the most recent quarter, year-to-date and one-year periods, but underperformed for the three- and five-year periods; and (3) the Fund is ranked in its Morningstar category in the third quintile for the most recent quarter, year-to-date, one- and three-year periods and in the fourth quintile for the five-year period. The Board further noted that, in an effort to address concerns regarding the Fund’s performance, in July 2004 the Sub-Adviser hired a new Director of Quantitative Research and a new team of analysts within this department with responsibility for developing and administering the models used for identifying and selecting appropriate weighting of securities in the Fund and that the performance of the Fund has improved. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Index Plus LargeCap Fund, the Board noted that the management fee for the Fund is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is also below the median and average expense ratios of the funds in its Selected Peer Group.

ING Index Plus MidCap Fund

In evaluating the investment performance of the ING Index Plus MidCap Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median for the year-to-date and one-year periods, but underperformed for the most recent quarter, three- and five-year periods; (2) the Fund underperformed its benchmark for all periods presented; and (3) the Fund is ranked in the second quintile for the year-to-date and one-year periods, the third quintile for the most recent quarter and five-year periods and in the fourth quintile for the three-year period. The Board further noted that, in an effort to address concerns regarding the Fund’s performance, in July 2004 the Sub-Adviser hired a new Director of Quantitative Research and a new team of analysts within this department with responsibility for developing and administering the models used for identifying and selecting appropriate weighting of securities in the Fund and that the performance of the Fund has improved. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Index Plus MidCap Fund, the Board noted that the management fee for the Fund is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is also below the median and average expense ratios of the funds in its Selected Peer Group.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING Index Plus SmallCap Fund

In evaluating the investment performance of the ING Index Plus SmallCap Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median for the year-to-date and one-year periods, but underperformed for the most recent quarter, three-, and five-year periods; (2) the Fund underperformed its benchmark for all periods presented; and (3) the Fund is ranked in its Morningstar category in the second quintile for the one -year period, in the third quintile for the most recent quarter, year-to-date and five-year period and in the fourth quintile for the three-year period. The Board further noted that, in an effort to address concerns regarding the Fund’s performance, in July 2004 the Sub-Adviser hired a new Director of Quantitative Research and a new team of analysts within this department with responsibility for developing and administering the models used for identifying and selecting appropriate weighting of securities in the Fund and that the performance of the Fund has improved. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Index Plus SmallCap Fund, the Board noted that the management fee for the Fund is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is also below the median and average expense ratios of the funds in its Selected Peer Group.

ING Strategic Allocation Conservative Fund

In evaluating the investment performance of the ING Strategic Allocation Conservative Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median and its benchmark for the most recent quarter, year-to-date, one- and three-year periods, but underperformed for the five-year period; and (2) the Fund is ranked in its Morningstar category in the second quintile for the most recent quarter, year-to-date and one-year periods, in the third quintile for the three-year period and in the fourth quintile for the five-year period. The Board further noted that, in effort to address concerns regarding the Fund’s performance, in July 2004 the Adviser and Sub-Adviser recommended a change in the investment strategy for the Fund to add small and mid-sized stocks in the Fund’s portfolio mix and that the performance of the Fund has improved. The Board also noted that the Sub-Adviser has hired a new head of asset allocation strategies. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Strategic Allocation Conservative Fund, the Board noted that the management fee for the Fund is above the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Strategic Allocation Growth Fund

In evaluating the investment performance of the ING Strategic Allocation Growth Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median for the most recent quarter, year-to-date, one- and five-year periods, but underperformed for the three-year period; (2) the Fund outperformed its benchmark for the most recent quarter, year-to-date and one-year periods, but underperformed for the three- and five-year periods; and (3) the Fund is ranked in the second quintile for all periods presented except its ranked in the fourth quintile for the three-year period. The Board further noted that, in effort to address concerns regarding the Fund’s performance, in July 2004 the Adviser and Sub-Adviser recommended a change in the investment strategy for the Fund to add small and mid-sized stocks in the Fund’s portfolio mix and that the performance of the Fund has improved. The Board also noted that the Sub-Adviser has hired a new head of asset allocation strategies. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Strategic Allocation Growth Fund, the Board noted that the management fee for the Fund is above the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING Strategic Allocation Moderate Fund

In evaluating the investment performance of the ING Strategic Allocation Moderate Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median and its benchmark for the most recent quarter, year-to-date and one-year periods, but underperformed for the three-and five-year periods; and (2) the Fund is ranked in its Morningstar category in the second quintile for the one-year period and in the third quintile for all remaining periods presented. The Board further noted that, in effort to address concerns regarding the Fund’s performance, in July 2004 the Adviser and Sub-Adviser recommended a change in the investment strategy for the Fund to add small and mid-sized stocks in the Fund’s portfolio mix and that the performance of the Fund has improved. The Board also noted that the Sub-Adviser has hired a new head of asset allocation strategies. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee for ING Strategic Allocation Moderate Fund, the Board noted that the management fee for the Fund is above the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds
ING Balanced Fund
ING Convertible Fund
ING Equity Income Fund
ING Real Estate Fund

Domestic Equity Growth Funds
ING 130/30 Fundamental Research Fund
ING Disciplined LargeCap Fund
ING Fundamental Research Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING SmallCap Opportunities Fund
ING Small Company Fund

Domestic Equity Index Funds
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds
ING Financial Services Fund
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING MidCap Value Choice Fund
ING SmallCap Value Fund
ING SmallCap Value Choice Fund

Fixed-Income Funds
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund

Global Equity Funds
ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Global Value Choice Fund

International Equity Funds
ING Emerging Countries Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Fund
ING International Capital Appreciation Fund
ING International Growth Fund
ING International Real Estate Fund
ING International SmallCap Fund
ING International Value Fund
ING International Value Choice Fund
ING Precious Metals Fund
ING Russia Fund

International Fixed-Income Fund
ING Emerging Markets Fixed Income Fund

International Fund-of-Funds
ING Diversified International Fund

Loan Participation Fund
ING Senior Income Fund

Money Market Funds*
ING Aeltus Money Market Fund
ING Classic Money Market Fund

Strategic Allocation Funds
ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund

*            An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrants uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Information regarding how the Registrants voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrants’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrants files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrants’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrants’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrants by calling Shareholder Services toll-free at 800-992-0180.

Investment Manager
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor
ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Independent Registered Public Accounting Firm
KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian
The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Legal Counsel
Goodwin Procter, LLP
Exchange Place,
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRAR-ADEABCIOR (0506-072706)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR.  Ms. Norgaard and Mr. Obermeyer are both “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $348,592 for year ended May 31, 2006 and $197,500 for year ended May 31, 2005.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $25,640 for the year ended May 31, 2006 and $25,783 for the year ended May 31, 2005.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $79,833 in the year ended May 31, 2006 and $120,065 in the year ended May 31, 2005.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e) (1)      Audit Committee Pre-Approval Policies and Procedures

1

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.                                         Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.                                     Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.                                 Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.                                Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.                                    Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.                                Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.                            Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

VIII.                        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.                                Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Date last approved: December 13, 2005

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January  1, 2006 through December 31, 2006

Service

	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $9,300per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre-Approval Period

(1)                                  For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excluding tax services – See Appendix C for tax services associated with fund mergers)	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,100 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses	☒	☒	Not to exceed $2,000 per course

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Tax training courses	☒	☒	Not to exceed $2,000 per course during the Pre-Approval Period

Loan Staff Services		☒	Not to exceed $15,000 during the Pre-Approval Period

(2)                                  For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

Service

	The Fund(s)	Fund Affiliates	Fee Range

Tax services associated with Fund mergers	☒	☒	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations

	☒		Not to exceed $50,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	☒		Not to exceed $5,000 per Fund during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:          2006

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

ING VP BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING GET FUND

ING VP INTERMEDIATE BOND PORTFOLIO

ING VP MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

(e) (2)       Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)            Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)           Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $356,472 for year ended May 31, 2006 and $451,668 for year ended May 31, 2005.

(h)           Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner.  At a minimum, the following information as to each individual proposed for nomination as director should be included:  the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following:  (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.  Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

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Item 11.  Controls and Procedures.

(a)           Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)           There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as
EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: August 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: August 3, 2006

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: August 3, 2006

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